                                                     Registration No.  333-84879
                                                                       811-09529

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 10

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                         Post-Effective Amendment No. 5

                              SEPARATE ACCOUNT IMO
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               (Name of Depositor)
                               440 Lincoln Street
                               Worcester, MA 01653
                            Telephone: (508)855-1000
                     (Address of Principal Executive Office)

                          Charles F. Cronin, Secretary
             Allmerica Financial Life Insurance and Annuity Company
                               440 Lincoln Street
                               Worcester, MA 01653
         (Name and Address of Depositor's Agent for Service of Process)

             It is proposed that this filing will become effective:

             / / immediately upon filing pursuant to paragraph (b) of Rule 485 /X/ on April 29, 2005 pursuant to paragraph (b) of Rule 485
             / / 60 days after filing pursuant to paragraph (a) (1) of Rule 485 / / on (date) pursuant to paragraph (a) (1) of Rule 485
             / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2004 will be filed on or before March 30, 2005.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                            WORCESTER, MASSACHUSETTS

This Prospectus provides important information about an individual flexible payment variable life insurance policy issued by Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"). The policies are funded through Separate Account IMO, a separate investment account of Allmerica Financial referred to in this prospectus as the Variable Account. The Policy also offers a Fixed Account that is part of the general account of Allmerica Financial. The Fixed Account is a guaranteed account offering a guaranteed minimum interest rate.


The Variable Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of an underlying fund. You may make payment allocations and transfers to the Sub-Accounts that invest in the following underlying funds:



ALLMERICA INVESTMENT TRUST (SERVICE SHARES)             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
AIT Core Equity Fund                                    (CLASS 2)
AIT Equity Index Fund                                   FT VIP Franklin Small-Mid Cap Growth Securities Fund
AIT Government Bond Fund                                FT VIP Mutual Shares Securities Fund
AIT Money Market Fund
AIT Select Capital Appreciation Fund                    JANUS ASPEN SERIES (SERVICE SHARES)
AIT Select Growth Fund                                  Janus Aspen Large Cap Growth Portfolio
AIT Select International Equity Fund
AIT Select Investment Grade Income Fund                 MFS(R) VARIABLE INSURANCE TRUST(SM)
AIT Select Value Opportunity Fund                       (SERVICE CLASS)
                                                        MFS(R) New Discovery Series
AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)          MFS(R) Total Return Series
AIM V.I. Aggressive Growth Fund
AIM V.I. Health Sciences Fund                           PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
AIM V.I. Premier Equity Fund                            Pioneer Emerging Markets VCT Portfolio
                                                        Pioneer Real Estate Shares VCT Portfolio
AIM VARIABLE INSURANCE FUNDS (SERIES II SHARES)
AIM V.I. Basic Value Fund                               SCUDDER INVESTMENT VIT FUNDS
                                                        Scudder VIT Small Cap Index Fund
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
(CLASS B)                                               SCUDDER VARIABLE SERIES II
AllianceBernstein Growth and Income Portfolio           Scudder Technology Growth Portfolio
AllianceBernstein Large Cap Growth Portfolio            SVS Dreman Financial Services Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUND               T. ROWE PRICE INTERNATIONAL SERIES, INC.
Fidelity VIP Equity-Income Portfolio                    T. Rowe Price International Stock Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio



A STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2005 CONTAINING MORE INFORMATION ABOUT THE POLICY IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. A COPY MAY BE OBTAINED FREE OF CHARGE BY CALLING 1-800-533-7881. THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION CAN ALSO BE OBTAINED FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE (http://www.sec.gov).


THE POLICIES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                              DATED: APRIL 29, 2005

As of December 13, 2004, no new payment allocations or transfers may be made to the Sub-Accounts that invest in the underlying funds listed below.



AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)          FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
                                                        TRUST (CLASS 2)
AIM V.I. Blue Chip Fund                                 FT VIP Franklin Growth and Income Securities Fund
AIM V.I. Dynamics Fund                                  FT VIP Franklin Large Cap Growth Securities Fund
                                                        FT VIP Franklin Small Cap Value Securities Fund
AIM VARIABLE INSURANCE FUNDS (SERIES II SHARES)         FT VIP Templeton Foreign Securities Fund
AIM V.I. Capital Development Fund
                                                        JANUS ASPEN SERIES (SERVICE SHARES)
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND,        Janus Aspen Growth and Income Portfolio
INC. (CLASS B)
AllianceBernstein Global Technology Portfolio           MFS(R) VARIABLE INSURANCE TRUST(SM)
AllianceBernstein Small/Mid Cap Value Portfolio         (SERVICE CLASS)
AllianceBernstein Value Portfolio                       MFS(R) Mid Cap Growth Series
                                                        MFS(R) Utilities Series
DELAWARE VIP TRUST (SERVICE CLASS)
Delaware VIP Growth Opportunities Series                OPPENHEIMER VARIABLE ACCOUNT FUNDS
Delaware VIP International Value Equity Series          (SERVICE SHARES)
                                                        Oppenheimer Balanced Fund/VA
FIDELITY VARIABLE INSURANCE PRODUCTS FUND               Oppenheimer Capital Appreciation Fund/VA
(SERVICE CLASS 2)                                       Oppenheimer Global Securities Fund/VA
Fidelity VIP Asset Manager Portfolio                    Oppenheimer High Income Fund/VA
Fidelity VIP Contrafund(R) Portfolio                    Oppenheimer Main Street Fund/VA
Fidelity VIP Growth Opportunities Portfolio
Fidelity VIP Mid Cap Portfolio                          SCUDDER INVESTMENT VIT FUNDS
Fidelity VIP Value Strategies Portfolio                 Scudder VIT EAFE Equity Index Fund



For more information, see ARE THERE FUNDS THAT ARE NO LONGER AVAILABLE FOR NEW PAYMENT ALLOCATIONS AND TRANSFERS? under the section THE COMPANY, THE VARIABLE ACCOUNT AND THE FUNDS.

                                TABLE OF CONTENTS


SUMMARY OF RISKS AND BENEFITS                                                                    5
  WHAT ARE THE POLICY'S BENEFITS?                                                                5
  WHAT ARE THE POLICY'S RISKS?                                                                   6

SUMMARY OF RISKS AND BENEFITS:  FEE TABLES                                                       7
  TRANSACTION FEES                                                                               7
  PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES                                            9
  ANNUAL FUND OPERATING EXPENSES                                                                12

THE COMPANY, THE VARIABLE ACCOUNT AND THE FUNDS                                                 13
  WHAT IS THE COMPANY?                                                                          13
  WHAT IS THE VARIABLE ACCOUNT?                                                                 13
  WHAT ARE THE FUNDS?                                                                           13
  WHAT FUNDS ARE AVAILABLE FOR NEW PAYMENT ALLOCATIONS AND TRANSFERS?                           14
  ARE THERE FUNDS THAT ARE NO LONGER AVAILABLE FOR NEW PAYMENT ALLOCATIONS AND TRANSFERS?       17

THE POLICY                                                                                      20
  HOW DO I COMMUNICATE WITH THE COMPANY?                                                        20
  HOW DO I APPLY FOR A POLICY?                                                                  20
  CAN I EXAMINE AND CANCEL THE POLICY OR AN INCREASE IN FACE AMOUNT?                            21
  WHAT ARE THE ADVANTAGES OR DISADVANTAGES OF THE TERM RIDER?                                   22
  CAN I MAKE FUTURE CHANGES UNDER MY POLICY?                                                    22
  CAN I CHANGE THE FACE AMOUNT OF MY POLICY?                                                    23
  HOW DO I MAKE PAYMENTS?                                                                       23
  HOW DO I ALLOCATE MY NET PAYMENTS?                                                            24
  CAN I MAKE TRANSFERS AMONG THE ACCOUNTS?                                                      25
  IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?                                         25
  ARE THERE RESTRICTIONS ON DISRUPTIVE TRADING?                                                 25
  IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?                      27
  CAN I CONVERT MY POLICY INTO A FIXED POLICY?                                                  27
  CAN I MAKE POLICY LOANS?                                                                      27
  CAN I SURRENDER THE POLICY?                                                                   29
  CAN I MAKE PARTIAL WITHDRAWALS?                                                               29
  HOW IS THE POLICY VALUE CALCULATED?                                                           29

THE DEATH BENEFIT                                                                               31
  WHAT IS THE GUIDELINE MINIMUM DEATH BENEFIT?                                                  31
  WHAT ARE THE GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST?                         31
  WHAT ARE THE DEATH BENEFIT OPTIONS?                                                           31
  CAN I CHANGE BETWEEN DEATH BENEFIT OPTIONS?                                                   32
  WHAT IS THE NET DEATH BENEFIT?                                                                33
  IS A GUARANTEED DEATH BENEFIT AVAILABLE?                                                      33
  WHAT ARE THE DEATH BENEFIT PAYMENT OPTIONS?                                                   34

TERMINATION AND REINSTATEMENT                                                                   35
  WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?                                            35
  WHAT ARE THE REINSTATEMENT PROVISIONS OF THE POLICY?                                          35

CHARGES AND DEDUCTIONS                                                                          37
  WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?                                                      37
  WHAT IS THE MONTHLY DEDUCTION?                                                                37
  HOW IS THE SURRENDER CHARGE CALCULATED?                                                       38
  WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?                                                   38
  WHAT ARE THE TRANSFER CHARGES?                                                                38

  ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?                                                   39
  WHAT ARE THE FUND EXPENSES?                                                                   39

FEDERAL TAX CONSIDERATIONS                                                                      40
  HOW ARE THE COMPANY AND THE VARIABLE ACCOUNT TAXED?                                           40
  HOW ARE THE POLICIES TAXED?                                                                   40
  HOW ARE POLICY LOANS TAXED?                                                                   41
  WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?                                  42
  WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE VARIABLE ACCOUNT?                           42
  CAN I BE CONSIDERED THE OWNER OF THE VARIABLE ACCOUNT ASSETS FOR TAX PURPOSES?                43

OTHER INFORMATION                                                                               44
  ARE THERE OTHER IMPORTANT POLICY PROVISIONS?                                                  44
  CAN THE COMPANY DELAY PAYMENTS TO ME?                                                         45
  DO I HAVE ANY VOTING RIGHTS?                                                                  45
  WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?                                             45
  ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE VARIABLE ACCOUNT?                       46
  MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?                                              46
  WHAT IS MIXED AND SHARED FUNDING?                                                             47
  WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE VARIABLE ACCOUNT?            47

MORE INFORMATION ABOUT THE FIXED ACCOUNT                                                        48
  SURRENDERS, PARTIAL WITHDRAWALS AND TRANSFERS                                                 48

GLOSSARY OF SPECIAL TERMS                                                                       49

                          SUMMARY OF RISKS AND BENEFITS

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The remainder of this Prospectus offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.

The Policy is a life insurance contract with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policy is "variable" because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Variable Account. Under some circumstances, the Death Benefit may vary with the investment experience of the Sub-Accounts.

Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments, and making planned payments will not guarantee that the Policy will remain in force.

WHAT ARE THE POLICY'S BENEFITS?

While the Policy is in force, it will provide:

     -    Life insurance coverage on the Insured
     -    Cash Value (called "Policy Value")
     - Surrender rights and partial withdrawal rights (subject to surrender charges and partial withdrawal charges)
     -    Two types of loan privileges: non-preferred loans and preferred loans
     -    Optional insurance benefits.

Other optional benefits previously available through the policy included:

     -    GUARANTEED DEATH BENEFIT
          The optional Guaranteed Death Benefit, which is available only at issue, (a) guarantees that your Policy will not lapse regardless of the Performance of the Variable Account and (b) provides a guaranteed Net Death Benefit.

     -    LIVING BENEFITS RIDER
          This optional Rider permits part of the proceeds of the Policy to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

     -    OTHER INSURED RIDER
          This optional Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance policy.

     -    TERM LIFE INSURANCE RIDER
          This optional Rider provides an additional term insurance benefit for the primary Insured.

     -    WAIVER OF PREMIUM RIDER
          This optional Rider provides that, during periods of total disability continuing more than four months, we will add to the Policy Value each month an amount you selected or the amount needed to pay the Monthly Insurance Protection charges, whichever is greater. This amount will keep the Policy in force. This benefit is subject to our maximum issue benefits. Its cost will change yearly.

Certain Optional Benefits may not be available in all States.

WHAT ARE THE POLICY'S RISKS?

There are certain risks associated with the Policy:

     - There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will terminate if Policy Value is insufficient to cover certain monthly charges plus loan interest accrued, or if Outstanding Loans exceed the Policy Value less surrender charges. The Policies are unsuitable as short-term savings vehicles.

     - The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit is in effect. The Guaranteed Death Benefit may not be available in all states.

     - Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value, and will reduce the Death Benefit. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy loan may have tax consequences.

     - Surrender of the Policy may be subject to a substantial surrender charge. Partial Withdrawals may be subject to surrender charges and a Partial Withdrawal Charge.

     - A Policy may be considered a "modified endowment contract" if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level annual payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. In addition, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income.

     - Each Fund is subject to investment risks and other risks. We do not promise that the Funds will meet their investment objectives. Amounts that you have allocated to Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Sub-Accounts invest. Your bear the investment risk that those Funds possibly will not meet their investment objectives. A description of each Fund's investment policies and a comprehensive discussion of the risks of each Fund may by found in the Fund's prospectus.

                    SUMMARY OF RISKS AND BENEFITS: FEE TABLES

THE FOLLOWINGS TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES

                                                  WHEN CHARGE IS
                CHARGE                               DEDUCTED                          AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE IMPOSED ON PREMIUMS    When a premium payment is      3.00% of each premium payment
(LOAD)                                      made
PREMIUM TAXES                               When a premium payment is      2.35% of each premium payment
                                            made
DEFERRED ACQUISITION COSTS ("DAC TAX")      When a premium payment is      1.00% of each premium payment
CHARGE                                      made
SURRENDER CHARGE(1)
 Minimum and Maximum Charge                 Upon Surrender or Decrease     Per $1,000 of original Face Amount: the
                                            in Face Amount within 10       minimum charge is $13.49  and the maximum
                                            years after the Date of        charge is $50.42
 Charge for a representative Policy         Issue or increase in Face
 owner                                      Amount.                        Per $1,000 of original Face Amount:
                                                                           a representative charge is $29.51 (for a
                                                                           Male Non-Smoker, Age 45)
PARTIAL WITHDRAWAL CHARGE(2)                Upon Partial Withdrawals in    5% of any withdrawals in excess of the
                                            excess of the Free 10%         Free 10% Withdrawal amount.
                                            Withdrawal Amount
PARTIAL WITHDRAWAL TRANSACTION FEE          Upon any Partial Withdrawal    2% of the amount withdrawn, not to exceed
                                                                           $25
ELECTING OPTIONAL GUARANTEED                Upon election of the           $25 administrative fee
DEATH BENEFIT                               Guaranteed Death Benefit
TRANSFER CHARGES                            Upon the 13th transfer and     Currently $10 per transfer, guaranteed not
                                            each subsequent transfer in    to exceed $25 per transfer.
                                            a Policy Year.
LIVING BENEFITS RIDER                       Upon exercising the rider      One-time fee of $150, plus an additional
 Minimum and Maximum charge                                                charge based on the present value of
                                                                           expected premiums associated with the
                                                                           benefit.  Per $1,000 of original Face
                                                                           Amount: the minimum additional charge is
                                                                           $1.40 and the maximum additional charge is
                                                                           $850.

                                                                           Per $1,000 of original Face Amount: an
 Charge for a representative Insured        Upon exercising the rider      additional representative charge is $5.03
                                                                           (for a Male Standard Non-Smoker, Age 45)

CHANGING NET PAYMENT ALLOCATION             Upon changing allocations      Currently there is no charge. Any future
                                            of Net Payments                charge is guaranteed not to exceed $25.

CHANGING MONTHLY DEDUCTION ALLOCATION       Upon changing allocation of    Currently there is no charge. Any future
                                            the Monthly Deduction          charge is guaranteed not to exceed $25.
PROVIDING A PROJECTION OF VALUES(3)         Upon requesting a projection   Currently there is no charge. Any future
                                            of values                      charge is guaranteed not to exceed $25.

(1) SURRENDER CHARGES -- At any time that the Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The Surrender Charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge that a particular Policy Owner will pay.

The amount of the charge decreases by one-ninth (11.11%) annually to 0% by the 10th Policy Year after Date of Issue or increase in Face Amount. Per $1,000 of original Face Amount, the minimum charge is $13.49 (for a Female, age 0) and the maximum is $50.42 (for a Female Non-smoker, age 85).

(2) PARTIAL WITHDRAWALS -- The Company will reduce the amount of the Policy's outstanding charge by the amount of the partial withdrawal charge. If no surrender charges apply to the Policy at the time of the withdrawal, no partial withdrawal charge will apply.

(3) PROVIDING A PROJECTION OF VALUES -- You may request a free personalized illustration of death benefits, cash surrender values and cash values once annually. The Company may in its discretion provide additional personalized illustrations upon request. We currently do not charge for personal illustrations, but we reserve the right to charge a fee, not to exceed $25, if you request more than one illustration annually.

                                      * * *

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE FUND FEES AND EXPENSES. EACH OF THESE FEES IS CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

                CHARGE                        WHEN CHARGE IS DEDUCTED                    AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE(1)
  Minimum and Maximum Charge                          Monthly              Per $1,000 of original Face Amount: the
                                                                           minimum is $0.39 and the maximum is $83.33

  Charge for a representative Policy owner            Monthly              Per $1,000 of original Face Amount: a
                                                                           representative charge is $1.10 (for a
                                                                           Male, Age 45)
MONTHLY EXPENSE CHARGE(2)
Minimum and Maximum charge                   Monthly for the first ten     Per $1,000 of original Face Amount: the
                                              years after issue or an      minimum monthly charge is $0.08 and the
                                              increase in Face Amount      maximum is $0.88

Charge for a representative Policy owner
                                                                           Per $1,000 of original Face Amount: a
                                                                           representative charge is $0.42 (for a
                                                                           Male, Age 45)

MONTHLY ADMINISTRATIVE FEE                            Monthly              $7.50

MORTALITY AND EXPENSE RISK FEES                       Monthly              Currently an annual rate of 0.35%
                                                                           (guaranteed not to exceed 0.60%) for
                                                                           the first 10 Policy years and 0.05%
                                                                           (guaranteed not to exceed 0.30%) in
                                                                           years 11 and later.

MONTHLY CHARGES FOR OPTIONAL BENEFITS(3)              Monthly              Optional benefit charges vary based
                                                                           on individual characteristics
                                                                           (sexes, issue ages and underwriting
                                                                           classes) of the Insureds

OTHER INSURED RIDER
  Minimum and Maximum Charge                          Monthly              Per $1,000 of original Face Amount:
                                                                           the minimum monthly charge is $0.21
                                                                           and the maximum is $83.33.
  Charge for a representative Policy owner            Monthly
                                                                           Per $1,000 of original Face Amount:
                                                                           a representative charge is $0.09
                                                                           (for a Male Non-Smoker, Age 45)
TERM RIDER
  Minimum and Maximum Charge                          Monthly              Per $1,000 of original Face Amount:
                                                                           the minimum monthly charge is $0.03
                                                                           and the maximum charge is $5.16.

  Charge for a representative Policy owner            Monthly              Per $1,000 of original Face Amount:
                                                                           a representative charge is $0.83
                                                                           (for a Male Standard Non-Smoker, Age 45)
WAIVER OF PREMIUM RIDER
  Minimum and Maximum charge                          Monthly              Per $1,000 of benefit: the minimum
                                                                           charge is $0.01 and the maximum
                                                                           charge is $1,158.19.

  Charge for a representative Policy owner            Monthly              Per $1,000 of benefit: a
                                                                           representative charge is $0.53 (for
                                                                           a Male Non-Smoker, Age 45)

LOAN INTEREST(4)                             Paid in arrears annually             6% of the loan amount(3)
                                                  (accrues daily)

(1) COST OF INSURANCE -- Charges vary based on individual characteristics such as the age, Policy year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate that the guaranteed rate shown in your Policy. We calculate a separate cost of insurance rate for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent. For more information about the calculation of the cost of insurance charges, see CHARGES AND DEDUCTIONS.

Per $1,000 of original Face Amount, the minimum monthly charge is $0.39 (for a Female, Age 18) and the maximum is $83.33 (for a Male Smoker, Age 85). Per $1,000 of original Face Amount: a representative charge is $1.10 (for a Male, Age 45)

(2) MONTHLY EXPENSE CHARGE -- The Monthly Expense Charge will be charged on the monthly processing date for the first ten years after issue or an increase in Face Amount. This charge reimburses the Company for underwriting and acquisition costs. The charge is equal to a specified amount that varies with the age, sex, and underwriting class of the Insured for each $1,000 of the Policy's Face Amount. The Maximum Monthly Expense Charge is $0.88 per $1,000 of Face Amount for a Male Smoker, Age 65.

(3) MONTHLY CHARGES FOR OPTIONAL BENEFITS -- The charges for these benefits vary depending upon the optional benefits selected, and by the individual characteristics of the Insureds. The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent

OTHER INSURED RIDER -- Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face
Amount: the minimum is $0.21 (for a Female, Age 0) and the maximum is $83.33 (for a Male, Age 98).

TERM RIDER -- Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum is $0.03 (for a Female Smoker Preferred, Age 8) and the maximum is $5.16 (for a Male Non-Smoker, Age 85) rated 300%.

WAIVER OF PREMIUM RIDER -- Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of benefit: the minimum charge is $0.01 (for a Female Preferred Smoker, Age 19) and the maximum charge is $1,158.19 (for a Male Standard Smoker, Age 64, rated 250%).

(4) POLICY LOANS -- Outstanding Policy loans are charged interest at an annual rate of not more than 6.00%, which accrues daily and is payable in arrears. However, as long as the Policy is in force, the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 4.00% per year.

PREFERRED LOAN OPTION -- A preferred loan option is available under the Policy. After the tenth Policy anniversary the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 4.50%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                         ANNUAL FUND OPERATING EXPENSES


    TOTAL ANNUAL FUND OPERATING EXPENSES              MINIMUM                        MAXIMUM
    ------------------------------------              -------                        -------
(expenses that are deducted from Fund        Annual charge of 0.48%(1)     Annual charge of 2.11%(2)
assets, including management fees,           of average daily net assets   of average daily net assets
distribution and/or service fees (12b-1
fees) and other expenses)



(1) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts: 0.65% for the Scudder VIT EAFE Equity Index Fund and 0.45% for the Scudder VIT Small Cap Index Fund.

(2) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.75% of the average daily net assets attributable to Class I shares; the portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares.

The table above shows the minimum and maximum expenses of the Funds during 2004. The levels of fees and expenses vary amount the Underlying Funds, and may vary from year to year. The Underlying Fund information is based on information provided by the Underlying Portfolio and is not independently verified by the Company.

                 THE COMPANY, THE VARIABLE ACCOUNT AND THE FUNDS

WHAT IS THE COMPANY?

Unless otherwise specified, any reference to the "Company" refers to Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial").


First Allmerica Financial Life Insurance Company ("First Allmerica"), originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. Allmerica Financial is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, Allmerica Financial was a direct subsidiary of First Allmerica, which in turn was a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct subsidiary of AFC, and First Allmerica became a direct subsidiary of Allmerica Financial. As of December 31, 2004, Allmerica Financial and its subsidiaries had over $17.1 billion in combined assets and over $23.5 billion of life insurance in force, and First Allmerica had over $4.2 billion in assets and over $5.2 billion of life insurance in force. Their principal office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which they are licensed to operate.

WHAT IS THE VARIABLE ACCOUNT?

In this prospectus, "Variable Account" refers to Separate Account IMO of Allmerica Financial. The Variable Account is a separate investment account compromised of sub-accounts. Each sub-account invests in a corresponding investment portfolio ("Fund") of a management investment company. The assets used to fund the variable portion of the Policy are set aside in the Variable Account, and are kept separate from the general assets of the Company. Under Massachusetts law, assets equal to the reserves and other liabilities of the Variable Account may not be charged with any liabilities arising out of any other business of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company, or the other Sub-Accounts. The Company is obligated to pay all amounts promised under the Policies.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the sub-accounts. The Company may also offer other variable life insurance policies investing in the Variable Account, which are not discussed in this Prospectus. In addition the Variable Account may invest in other underlying funds that are not available to the Policies described in this prospectus.

WHAT ARE THE FUNDS?

Each sub-account invests in a corresponding investment portfolio ("Fund") of an open-end management investment company. The Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Funds may manage publicly traded mutual funds with similar names and objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Funds and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Funds is set forth below. Certain Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Funds, along with this Prospectus. There can be no assurance that the investment objectives of the Funds can be achieved. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted from the Sub-Account. In some states, insurance regulations may restrict the availability of particular Funds.


If there is a material change in the investment policy of a Fund, we will notify you of the change. If you have Policy Value allocated to that fund, you may without charge reallocate the Policy Value to another fund or to the Fixed Account. We must receive your written request within 60 days of the LATEST of the (1) effective date of the change in the investment policy or (2) receipt of the notice of your right to transfer.


MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


Effective December 13, 2004, no new payment allocations or transfers may be made to the Sub-Accounts that invest in certain Funds (see ARE THERE FUNDS THAT ARE NO LONGER AVAILABLE FOR PAYMENT ALLOCATIONS OR TRANSFERS? below). Currently, you may make payment allocations or transfers only to the Sub-Accounts that invest in the Funds listed under WHAT FUNDS ARE AVAILABLE FOR NEW PAYMENT ALLOCATIONS AND TRANSFERS?

WHAT FUNDS ARE AVAILABLE FOR NEW PAYMENT ALLOCATIONS AND TRANSFERS?

The Sub-Accounts that invest in the following Funds are currently available for new payment allocations and transfers:


ALLMERICA INVESTMENT TRUST (SERVICE SHARES)
ADVISER: ALLMERICA FINANCIAL INVESTMENT MANAGEMENT SERVICES, INC.

AIT CORE EQUITY FUND -- seeks to achieve long-term growth of capital through investments primarily in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current investment income, if any, is incidental to this objective. The sub-advisers are UBS Global Asset Management (Americas), Inc. and Goldman Sachs Asset Management, L.P.


AIT EQUITY INDEX FUND -- seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of common stocks that are publicly traded in the United States. The sub-adviser is Opus Investment Management, Inc.

AIT GOVERNMENT BOND FUND -- seeks high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") and in related options, futures and repurchase agreements. Under normal conditions, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in U.S. Government securities. The sub-adviser is Opus Investment Management, Inc.


AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. The sub-adviser is Opus Investment Management, Inc.

AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective. The sub-adviser is T. Rowe Price Associates, Inc.

AIT SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential. The sub-advisers are GE Asset Management Incorporated and Jennison Associates LLC.


AIT SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The sub-advisers

Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") and J.P. Morgan Investment Management Inc. ("J.P. Morgan").


AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management. The sub-adviser is Opus Investment Management, Inc.

AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the sub-adviser to be undervalued. The sub-adviser is Cramer Rosenthal McGlynn, LLC.

AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
ADVISER: A I M ADVISORS, INC

AIM V.I. AGGRESSIVE GROWTH FUND -- seeks to achieve long-term growth of capital.

AIM V.I. BASIC VALUE FUND -- seeks to provide long-term growth of capital.

AIM V.I. PREMIER EQUITY FUND -- seeks to achieve long-term growth of capital. Income is a secondary objective.


AIM V.I. HEALTH SCIENCES FUND -- seeks capital growth. The Fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies that develop, product, or distribute products or services related to health care. This fund was formerly known as INVESCO VIF-Health Sciences Fund.


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
ADVISER: ALLIANCE CAPITAL MANAGEMENT, L.P.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO -- seeks to provide current income and capital appreciation through investment in dividend-paying common stocks of quality companies.


ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO -- seeks to achieve long-term growth of capital by investing principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. This Portfolio was formerly known as AllianceBernstein Premier Growth Portfolio.


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY


FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield of securities comprising the Standard & Poor's 500(SM) (S&P 500(R)). The sub-adviser is FMR Co., Inc.


FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The sub-adviser is FMR Co., Inc.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks high level of current income, while also considering growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (SERVICE CLASS 2)

ADVISER: FRANKLIN ADVISERS, INC. -- FT VIP FRANKLIN SMALL-MID CAP GROWTH
         SECURITIES FUND


ADVISER: FRANKLIN MUTUAL ADVISERS, LLC -- FT VIP MUTUAL SHARE SECURITIES FUND

FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -- seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies, predominantly equity securities. For this Fund, large-cap companies are those that are similar in size to those in the Russell 2000(R) Index at the time of purchase. This Fund was formerly known as FT VIP Franklin Small Cap Fund.

FT VIP MUTUAL SHARES SECURITIES FUND -- seeks capital appreciation, with income as a secondary goal. The Fund normally invests mainly in U.S. equity securities, substantially in undervalued stocks risk arbitrage securities and distressed companies.


JANUS ASPEN SERIES (SERVICE SHARES)
ADVISER: JANUS CAPITAL


JANUS ASPEN LARGE CAP GROWTH PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital. This Portfolio was formerly known as Janus Aspen Growth Portfolio.


MFS(R) VARIABLE INSURANCE TRUST(SM) (SERVICE CLASS)
ADVISER: MFS INVESTMENT MANAGEMENT(R)

MFS(R) NEW DISCOVERY SERIES -- seeks capital appreciation.

MFS(R) TOTAL RETURN SERIES -- seeks mainly to provide above-average income consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
ADVISER: PIONEER INVESTMENT MANAGEMENT, INC.

PIONEER EMERGING MARKETS VCT PORTFOLIO -- invests primarily in securities of emerging market issuers for long-term growth of capital.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO -- invests primarily in equity securities of REITs and other real estate industry issuers for long-term growth of capital. Current income is the portfolio's secondary investment objective.

SCUDDER INVESTMENT VIT FUNDS
ADVISER: DEUTSCHE ASSET MANAGEMENT INC.


SCUDDER VIT SMALL CAP INDEX FUND -- seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Index which emphasizes stocks of small U.S. companies. The Fund will pursue its instruments, such as future contracts and options, relating to the benchmark. The sub-adviser is Northern Trust Investments, Inc.


SCUDDER VARIABLE SERIES II
ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

SCUDDER TECHNOLOGY GROWTH PORTFOLIO -- seeks growth of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies in the technology sector.

SVS DREMAN FINANCIAL SERVICES PORTFOLIO -- seeks to provide long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. The sub-adviser is Dreman Value Management L.L.C.

T. ROWE PRICE INTERNATIONAL SERIES, INC.
ADVISER: T. ROWE PRICE INTERNATIONAL, INC.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The sub-adviser is T. Rowe Price Associates, Inc.


ARE THERE FUNDS THAT ARE NO LONGER AVAILABLE FOR PAYMENT ALLOCATIONS OR
TRANSFERS?

The Sub-Accounts that invest in the following Funds were closed to new payments and transfers on December 13, 2004. If you currently have Accumulated Value allocated to a Sub-Account that invests in one of these Funds, you may remain invested in that Sub-Account until you transfer to other investment options. However, if you transfer out of the Sub-Account, you will not be able to transfer back into that Sub-Account.

The Sub-Accounts that invest in the following Funds are currently closed to new payments and to transfers:

AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
ADVISER: A I M ADVISORS, INC

AIM V.I. BLUE CHIP FUND -- seeks to provide long-term growth of capital with a secondary objective of current income.

AIM V.I. CAPITAL DEVELOPMENT FUND -- seeks to provide long-term growth of capital.

AIM V.I. DYNAMICS FUND -- seeks long-term capital growth. The Fund invests at least 65% of its net assets in common stocks of mid-sized companies.
This fund was formerly known as INVESCO VIF-Dynamics Fund.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
ADVISER: ALLIANCE CAPITAL MANAGEMENT, L.P.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO -- emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements. This Portfolio was formerly known as AllianceBerstein Technology Portfolio.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO -- seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities generally representing 60 to 90 companies. This Portfolio was formerly known as AllianceBernstein Small Cap Value Portfolio.

ALLIANCEBERNSTEIN VALUE PORTFOLIO -- seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities generally representing at least 125 companies.

DELAWARE VIP TRUST (SERVICE CLASS)
ADVISER: DELAWARE MANAGEMENT COMPANY

DELAWARE VIP GROWTH OPPORTUNITIES SERIES -- strives to identify companies of medium market capitalization that offer above average opportunities for long-term capital growth because they are poised to provide high and consistent earnings growth. Medium-size companies are generally considered to be those whose market capitalizations are included in the range represented by the Russell Midcap Index.

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES -- seeks long-term growth without undue risk to principal. We invest primarily in equity securities, including common stocks, which provide the potential for capital appreciation and income. Our strategy would commonly be described as a value strategy. The sub-adviser is Mondrian Investment Partners Ltd.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (SERVICE CLASS 2)
ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

FIDELITY VIP ASSET MANAGER PORTFOLIO -- seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity Investments Money Management, Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP CONTRAFUND(R) PORTFOLIO -- seeks long-term capital appreciation. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO -- seeks to provide capital growth. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP MID CAP PORTFOLIO -- seeks long-term growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP VALUE STRATEGIES FUND -- seeks capital appreciation. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors and Fidelity Investments Japan Limited.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (SERVICE CLASS 2)
ADVISER: FRANKLIN ADVISERS, INC. -- FT VIP FRANKLIN GROWTH AND INCOME SECURITIES
                                     FUND AND
                                 FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES
                                  FUND

ADVISER: FRANKLIN ADVISORY SERVICES, LLC -- FT VIP FRANKLIN SMALL CAP VALUE
          SECURITIES FUND
ADVISER: TEMPLETON INVESTMENT COUNSEL, LLC -- FT VIP TEMPLETON FOREIGN
         SECURITIES FUND

FT VIP FRANKLIN GROWTH AND INCOME SECURITIES FUND -- seeks capital appreciation with current income as a secondary goal. The Fund normally invests primarily to predominantly in a broadly diversified portfolio of equity securities that the Fund's manager considers to be financially strong but undervalued by the market.

FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND -- seeks capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies, primarily to predominantly equity securities. For this Fund, large-capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000 Index, at the time of purchase.

FT VIP FRANKLIN SMALL CAP VALUE SECURITIES FUND -- seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies, and invests primarily to predominantly in equity securities. For this Fund, small-capitalization companies are those with market capitalization values not exceeding $2.5 billion, at the time of purchase.

FT VIP TEMPLETON FOREIGN SECURITIES FUND -- seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

JANUS ASPEN SERIES (SERVICE SHARES)
ADVISER: JANUS CAPITAL

JANUS ASPEN GROWTH AND INCOME PORTFOLIO -- seeks long-term capital growth and current income.

MFS(R) VARIABLE INSURANCE TRUST(SM) (SERVICE CLASS)
ADVISER: MFS INVESTMENT MANAGEMENT(R)

MFS(R) MID CAP GROWTH SERIES -- seeks long-term growth of capital.

MFS(R) UTILITIES SERIES -- seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)
ADVISER: OPPENHEIMERFUNDS, INC.

OPPENHEIMER BALANCED FUND/VA -- seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.

OPPENHEIMER CAPITAL APPRECIATION FUND/VA -- seeks capital appreciation by investing in securities of well-known, established companies.

OPPENHEIMER GLOBAL SECURITIES FUND/VA -- seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

OPPENHEIMER HIGH INCOME FUND/VA -- seeks a high level of current income from investment in high-yield fixed-income securities.

OPPENHEIMER MAIN STREET FUND/VA -- seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

SCUDDER INVESTMENT VIT FUNDS
ADVISER: DEUTSCHE ASSET MANAGEMENT INC.

SCUDDER VIT EAFE EQUITY INDEX FUND -- seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Morgan Stanley Capital International ("MSCI") EAFE(R) Index which emphasizes stocks of companies in major markets in Europe, Australia and the Far East. The Fund will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as future contracts and options, relating to the benchmark. The sub-adviser is Northern Trust Investments, Inc.

                                   THE POLICY

The Company is not currently issuing new Policies. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and of the Company's administrative procedures, for the benefit of the Company's current Policyowners. The Policy together with its attached application constitutes the entire agreement between you and the Company.

HOW DO I COMMUNICATE WITH THE COMPANY?

You may contact us at the address or telephone number shown on the back cover of this Prospectus or by contacting your financial representative.

EFFECTIVE DATE OF TRANSACTIONS
Once your Policy is in force, the effective date of payments, forms and requests you send is usually determined by the day and time we receive the item in good order at the mailing address that appears in this Prospectus. "Good order" means that we have received all information, letters, forms or other documents, completed to our satisfaction, which we believe are necessary to process the transaction. Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in good order before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request after the close of business on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective on the day that we receive them in good order, unless the transaction is scheduled to occur on another business day. Assignments, change of owner and change of beneficiary forms are effective as of the day you sign the assignment or form, once we receive them in good order.

WRITTEN REQUESTS


Whenever this Prospectus refers to a communication as a "written request," it means in writing, in form and substance reasonably satisfactory to us, and received at the mailing address indicated on the front cover of this Prospectus. We will process the transaction when the written request is received in good order. For some transactions, including assignments, loans, withdrawals and surrender of the Policy, we require you to use Company forms. You may obtain Company forms by calling 1-800-533-7881. You may also obtain a Company forms at our Company web site, http://www.allmerica.com/afs/account/forms.html.


TELEPHONE REQUESTS
You have the privilege to make telephone requests. The Company and our agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape-recorded.

We cannot guarantee that you will always be able to reach us to complete a telephone transaction. We reserve the right to modify or discontinue the privilege to make requests by telephone at any time without prior notice. Under these circumstances, you should submit your request in writing or other form acceptable to us.

HOW DO I APPLY FOR A POLICY?

The Company is not currently issuing new Policies. The following describes the Company's past procedures used in issuing the Policies.

After receiving a completed application or enrollment form from a prospective Policy owner, we begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Policy only after underwriting has been completed. We may reject an application or enrollment form that does not meet our underwriting guidelines, but in underwriting insurance, the Company complies with all applicable federal and state prohibitions concerning unfair discrimination.

If a prospective Policy owner makes an initial payment of at least one minimum monthly payment, we will provide fixed conditional insurance during underwriting. The fixed conditional insurance will be the insurance applied for, up to a maximum of $500,000, depending on age and underwriting class. This coverage will continue for a maximum of 90 days from the date of the application or enrollment form or, if required, the completed medical exam. If death is by suicide, we will return only the premium paid.

If no fixed conditional insurance was in effect, on Policy delivery we will require a sufficient payment to place the insurance in force. If you made payments before the date of issue, we will allocate the payments to the Fixed Account. IF THE POLICY IS NOT ISSUED AND ACCEPTED BY YOU, THE PAYMENTS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If the Policy is issued, we will allocate your Policy Value on issuance according to your instructions. However, if your Policy provides for a full refund of payments under its "Right to Examine Policy" provision as required in your state, we will initially allocate your sub-account investments to the AIT Money Market Fund. This allocation to the AIT Money Market Fund will be until the fourth day after the expiration of the "Right to Examine Policy" provision of your policy.

After this, we will allocate all amounts according to your investment choices.

CAN I EXAMINE AND CANCEL THE POLICY OR AN INCREASE IN FACE AMOUNT?

Yes. The Policy provides for a "free look" period. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before 10 days after you receive the Policy. There may be a longer period in certain jurisdictions; see the "Right to Examine Policy" provision in your Contract.

The "Right to Examine Policy" provision of your Policy describes the refund provisions that are in effect in your state. Some states require a full refund of your entire payments. Where required by state law, however, your refund will be the GREATER of
     -    Your entire payment OR
     - The Policy Value PLUS deductions under the Policy for taxes, charges or fees.

If your Policy does not provide for a full refund, you will receive
     -    Amounts allocated to the Fixed Account PLUS
     -    The Policy Value in the Variable Account PLUS
     -    All fees, charges and taxes which have been imposed.

We will generally mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared your bank.

INCREASES IN FACE AMOUNT
After an increase in Face Amount, you also have a right to cancel the increase. After an increase in Face Amount, we will mail or deliver a notice of the free look for the increase. You will have the right to cancel the increase on or before the 10 days after you receive the notice. There may be a longer period in certain jurisdictions; see the "Right to Examine Policy" provision in your Contract.

On canceling the increase, you will receive a credit to your Policy Value of the charges deducted for the increase. Upon request, we will refund the amount of the credit to you. We will waive any surrender charge computed for the increase.

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WHAT ARE THE ADVANTAGES OR DISADVANTAGES OF THE TERM RIDER?

The Policy may be issued with a Term Rider that is attached to the Policy. Life insurance protection can be provided entirely through the Death Benefit provided by the Policy (called "base coverage") or it can be provided through a combination of base coverage and term insurance protection provided by the Term Rider. The minimum amount of term insurance protection that may be purchased under the Term Rider is $50,000, while the maximum amount cannot exceed 8 (eight) times the base coverage under the Policy as of the date of issue.

Depending upon your circumstances, there may be certain advantages and disadvantages in purchasing insurance protection under the Term Rider:

     - The Policy's Surrender Charge and Monthly Expense Charge do not apply to the Term Rider.
     - Currently, we charge lower cost of insurance ("COI") rates for coverage under the Term Rider than for the base coverage under the Policy. We reserve the right to change the current COI rates both for the Term Rider and for the base coverage under the Policy. The guaranteed maximum COI rates for the Term Rider are higher than the guaranteed maximum COI rates for the base coverage under the Policy.
     - As a result of the above, if the current COI charges for the Term Rider are lower than the COI charges for the base Policy, a Policy with a Term Rider will generally have either (1) a lower premium or
          (2) if the premium is the same, a higher build-up in Policy Value, as compared to a Policy issued with only base coverage. Conversely, if the COI charges for the Term Rider are higher than the COI for the base policy, a Policy with a Term Rider may have a (1) a higher premium or (2) a lower build-up in Policy value, as compared to a Policy issued only with base coverage.

     - Under the Term Rider, the term insurance coverage ends at age 100. In contrast, the base coverage under the Policy continues for the life of the insured, as long as the Policy is in effect on the Policy anniversary nearest the Insured's age 100.

     - If the Guaranteed Death Benefit is in effect, its guaranty only applies to the base coverage under the Policy and not to the term insurance coverage under the Term Rider. (The Guaranteed Death Benefit is not available in all states.)
     - In the event of the terminal illness of the insured or permanent confinement in a nursing home, the term insurance coverage under the Term Rider is not available for acceleration under the Living Benefit Rider. (The Living Benefit Rider is not available in all states.)

In the event the Death Benefit is increased pursuant to the Guideline Minimum Death Benefit provisions (see DEATH BENEFIT -- What is the Guideline Minimum Death Benefit? and What are the Guideline Premium Test and Cash Value Accumulation Test?): (1) the term insurance benefit under the Term Rider will be automatically reduced by the amount of any increase in the benefit.

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:
     -    Cancel your Policy under its right-to-examine provision
     -    Transfer your ownership to someone else
     -    Change the beneficiary
     - Change the allocation of payments, with no tax consequences under current law
     -    Make transfers of Policy Value among the funds
     -    Adjust the Death Benefit by increasing or decreasing the Face Amount
     - Change your choice of Death Benefit Options between Death Benefit Option 1 and Death Benefit Option 2
     -    Add or remove certain optional insurance benefits

CAN I CHANGE THE FACE AMOUNT OF THE POLICY?


You may increase or decrease the Face Amount by written request. An increase or decrease in the Face Amount takes effect on the LATER of the:
     - The monthly processing date on or next following date of receipt of your written request or
     - The date of approval of your written request, if evidence of insurability is required

INCREASES IN THE FACE AMOUNT
You must submit with your written request for an increase satisfactory evidence of insurability. The consent of the Insured is also required whenever the Face Amount is increased. An increase in Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches age 85. A written request for an increase must include a payment if the policy value less debt is less than the sum of three minimum monthly payments.

We will also compute a new surrender charge based on the amount of the increase. An increase in the Face Amount will increase the insurance protection amount and, therefore, the Monthly Insurance Protection charges. After increasing the Face Amount, you will have the right, during a free-look period, to have the increase canceled. If you exercise this right, we will credit to your Policy the charges deducted for the increase, unless you request a refund of these charges.

DECREASES IN THE FACE AMOUNT
You may decrease the Face Amount by written request. The minimum amount for a decrease in Face Amount is $10,000. The minimum Face Amount required after a decrease is $50,000. If
     - you have chosen the Guideline Premium Test and the Policy would not comply with the maximum payment limitations under federal tax law; and
     - If you have previously made payments in excess of the amount allowed for the lower Face Amount, then the excess payments will first be used to repay Outstanding Loans, if any. If there are any remaining excess payments, we will pay any such excess to you. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will lower the insurance protection amount and, therefore, the Monthly Insurance Protection charge. In computing the Monthly Insurance Protection charge, a decrease in the Face Amount will reduce the Face Amount in the following order:
     -    the Face Amount provided by the most recent increase;
     -    the next most recent increases successively; and
     -    the initial Face Amount

On a decrease in the Face Amount, we will deduct from the Policy Value, if applicable, any surrender charge. You may allocate the deduction to one sub-account. If you make no allocation, we will make a pro-rata allocation. We will reduce the surrender charge by the amount of any surrender charge deducted.

HOW DO I MAKE PAYMENTS?


Payments are payable to the Companies. Payments may be made by mail to the address indicated in this prospectus or through our authorized representative. All payments after the initial payment are credited to the Variable Account or Fixed Account on the date of receipt at the Principal Office. Payments we receive in proper from before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be credited to the Variable Account or the Fixed Account as of the end of that day. If we receive your payment after the close of business on a business day, your payment or request will be effective as of the end of the next business day.


You may establish a schedule of planned payments. If you do, we will bill you at regular intervals. Making planned payments will not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned payments. You may make unscheduled payments before the Final Payment Date or skip planned payments. If the Guaranteed Death Benefit is in effect, there are certain minimum payment requirements.

PREMIUM FLEXIBILITY
The Policy does not limit payments as to frequency and number. As long as a payment does not increase the death benefit by more than the amount of the payment, additional payments may be made at any time before the Final Payment Date. However, you must provide evidence of insurability as a condition to our accepting any payment that would increase the Insurance Protection Amount (the death benefit less the Policy Value). If a payment would increase the Insurance Protection Amount, we will return the payment to you. We will not accept any additional payments which would increase the Insurance Protection Amount and shall not provide any additional death benefit until (1) evidence of insurability for the Insured has been received by the Company and (2) the Company has notified you that the Insured is in a satisfactory underwriting class. You may then make payments that increase the Insurance Protection Amount for 60 days (but not later than the Final Payment Date) following the date of such notification by us.

No payment may be less than $100 without our consent. You may choose a monthly automatic payment method of making payments. Under this method, each month we will deduct payments from your checking account and apply them to your Policy. The minimum automatic payment allowed is $50. Payments must be sufficient to provide a positive policy value (less Outstanding Loans) at the end of each Policy month or the Policy may lapse.

During the first 48 Policy months following the Date of Issue or an increase in Face Amount, a guarantee may apply to prevent the Policy from lapsing. The guarantee will apply during this period if you make payments that, when reduced by policy loans, partial withdrawals and partial withdrawal costs, equal or exceed the required minimum monthly payments. The required minimum monthly payments are based on the number of months the Policy, increase in Face Amount or policy change that causes a change in the minimum monthly payment has been in force. MAKING MONTHLY PAYMENTS EQUAL TO THE MINIMUM MONTHLY PAYMENTS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE, EXCEPT AS STATED IN THIS PARAGRAPH.

Under Death Benefit Option 1 and Death Benefit Option 2, total payments may not exceed the current maximum payment limits under federal tax law. These limits will change with a change in Face Amount, underwriting reclassifications, the deletion of an optional insurance benefit, or a change between Death Benefit Option 1 and Death Benefit Option 2. Where total payments would exceed the current maximum payment limits, the excess first will be applied to repay any Outstanding Loans. If there are remaining excess payments, any such excess payments will be returned to you. However, we will accept a payment needed to prevent Policy lapse during a Policy year. See TERMINATION AND REINSTATEMENT.

HOW DO I ALLOCATE MY NET PAYMENTS?

The net payment equals the payment made less the payment expense charge. In the application or enrollment form for your Policy, you decide the initial allocation of the net payment among the Fixed Account and the sub-accounts. You may allocate payments to one or more of the sub-accounts. The minimum amount that you may allocate to a sub-account is 1.00% of the net payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

If your Policy provides for a full refund under its "Right to Examine Policy" provision as required in your state, we will allocate all sub-account investments to the AIT Money Market Fund until the fourth day after the expiration of the "Right to Examine Policy" provision of your policy. After this, we will allocate all amounts as you have chosen.

FUTURE CHANGES ALLOWED
You may change the allocation of future net payments by written request or telephone request. An allocation change will take effect on the date of receipt of the request in good order at the Principal Office. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.

CAN I MAKE TRANSFERS AMONG THE ACCOUNTS?


Yes. Subject to our then current rules, you may transfer amounts among the currently available sub-accounts or between an available sub-account and the Fixed Account. (You may not transfer that portion of the Policy Value held in the Fixed Account that secures a Policy loan.) We will make transfers at your written request or telephone request, as described below. Transfers are effected at the value next computed after receipt of the transfer request in good order. If we receive a transfer request after the close of business (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange, if earlier), it will be effected at the end of the next business day.


IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?

Yes. The transfer privilege is subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

     -    Minimum or maximum amount that may be transferred,
     - Minimum amount that may remain in a sub-account following a transfer from that sub-account,
     -    Minimum period between transfers, and
     -    Maximum number of transfers in a period.

Transfers to and from the Fixed Account are currently permitted only if:

     - The amount transferred from the Fixed Account in each transfer may not exceed the lesser of $100,000 or 25% of the Policy Value under the Policy.
     - You may make only one transfer involving the Fixed Account in each policy quarter.

If you request a transfer from a Sub-Account that is higher than your Policy Value in the Sub-Account on the Valuation Date for the transfer request (for example, if you request a transfer of $100 from a Sub-Account and the Policy Value in the Sub-Account is only $98 on the Valuation Date), we will transfer all of the Policy Value in the Sub-Account.

Currently, the first 12 transfers in a Policy year are free. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but we guarantee the charge will never exceed $25. Any transfers made for a conversion privilege, policy loan or material change in investment policy or under an automatic transfer option will not count toward the 12 free transfers.

These rules are subject to change by the Company.


ARE THERE RESTRICTIONS ON DISRUPTIVE TRADING?

This Policy is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Underlying Fund (collectively, "Disruptive Trading"). These activities may require the Underlying Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Underlying Fund's shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As a result, Disruptive Trading may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Policy Owners.

In order to protect our Policy Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Underlying Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

-    the number of transfers made over a period of time;

-    the length of time between transfers;

     - whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Underlying Funds;

     -    the dollar amount(s) requested for transfers; and

     - whether the transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners; and

     -    the investment objectives and/or size of the Underlying Funds.

We may increase our monitoring of Policy Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Policy Owners. We will also investigate any patterns of disruptive trading identified by the Underlying Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from sub-account to sub-account. The Disruptive Trading Procedures limit the number of transfers a Policy Owner may make during a given period, limit the number of times a Policy Owner may transfer into particular funds during a given period, and place restrictions as to the time or means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. Subject to the terms of the Policy, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners or other holders of the Underlying Funds.

In addition, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Underlying Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a Policy Owner has requested. In the future, some Underlying Funds may impose redemption fees on short-term trading (i.e. redemption of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds.


We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Policy Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Policy Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.


If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions, you may experience dilution in the value of your Underlying Fund shares. There may be increased brokerage and administrative costs within the Underlying Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?

Yes. You may have automatic transfers of at least $100 a month made on a periodic basis:

     - from the Sub-Accounts which invest in the AIT Money Market Fund, AIT Government Bond Fund, and the Fixed Account, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

     - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

If the policy goes into a grace period (see WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY? under TERMINATION AND REINSTATEMENT), automatic Dollar Cost Averaging and Automatic Account Rebalancing transactions are suspended. If you make sufficient payments to keep the policy in force, Dollar Cost Averaging and Automatic Account Rebalancing will resume with the next scheduled automatic transaction.

CAN I CONVERT MY POLICY INTO A FIXED POLICY?

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount (assuming the Policy is in force), you may convert your Policy without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the Variable Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the Variable Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, at your request the Company will issue a flexible premium adjustable life insurance Policy to you. The new Policy will have the same Face Amount, Issue Age, Dates of Issue, and Premium Class as the original Policy.

CAN I MAKE POLICY LOANS?


You may borrow money secured by your Policy Value at any time by written request on a Company loan form, except during the Free Look Period. There is no minimum loan amount. The maximum total loan amount you may borrow is 100% of the difference between Policy Value and surrender charges.


You may obtain a Company loan form by calling 1-800-533-7881. You may also obtain a Company loan form at our Company web site, http://www.allmerica.com/afs/account/forms.html. We will usually pay the loan within seven days after we receive the written loan request on a Company form, but we may delay the payment of loans as stated in OTHER INFORMATION -- "CAN THE COMPANY DELAY PAYMENTS TO ME?"


A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account as security for the loan, and the number of

Accumulation Units equal to the Policy Value so transferred will be canceled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

NON-PREFERRED LOAN
We will charge interest on the amount of the loan at an annual rate of interest that is guaranteed not to exceed 6%. The loan interest rate charged by us accrues daily. However, we will also credit interest on the Policy Value securing the loan that is transferred to the Fixed Account. As long as the Policy is in force, the Policy Value in the General Account that is security for the loan will be credited with interest at an effective annual yield of at least 4.00% per year. NO OTHER INTEREST WILL BE CREDITED.

PREFERRED LOAN OPTION
The preferred loan option is automatically available to you, unless you request otherwise. The preferred loan option is available on that part of an Outstanding Loan that is attributable to policy earnings. The term "policy earnings" means that portion of the Policy Value that exceeds the sum of the payments made less all partial withdrawals and partial withdrawal charges.

The annual loan interest rate charged for Preferred Loans is guaranteed not to exceed 4.50% The loan interest accrues daily. As long as the Policy is in force, the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 4.00% per year. NO OTHER INTEREST WILL BE CREDITED.

A request for a preferred loan after the Final Payment Date will terminate the optional Guaranteed Death Benefit. You may change a preferred loan to a non-preferred loan at any time upon written request. There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable distribution from the Policy. You should consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS).

REPAYMENT OF OUTSTANDING LOANS
You may repay any loans before Policy lapse. We will allocate that part of the Policy Value in the Fixed Account that secured a repaid loan to the sub-accounts and Fixed Account according to your instructions. If you do not make a repayment allocation, we will allocate Policy Value according to your most recent payment allocation instructions. However, loan repayments allocated to the Variable Account cannot exceed Policy Value previously transferred from the Variable Account to secure the Outstanding Loan.

If the Outstanding Loan exceeds the policy value less the next monthly deduction, the Policy will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See TERMINATION AND REINSTATEMENT. The foreclosure of an Outstanding Loan will terminate the optional Guaranteed Death Benefit.

EFFECT OF POLICY LOANS
Policy loans may be repaid at any time prior to the lapse of the Policy. However, because Policy loans do not participate in the investment experience of the Separate Account, Policy loans will permanently affect the Policy Value and Surrender Value and may permanently affect the Death Proceeds, whether or not the loan is repaid. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account that is security for the loan. Outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.

We will deduct any Outstanding Loan from the proceeds payable is the Policy is surrendered or when the Insured dies.

CAN I SURRENDER THE POLICY?

You may surrender the Policy and receive its surrender value. You must use Company surrender forms to surrender the Policy. You may obtain a Company surrender form by calling 1-800-533-7881. You may also obtain a Company loan form at our Company web site, http://www.allmerica.com/afs/account/forms.html. The Surrender Value will be calculated as of the Valuation Date on which the Policy and completed surrender form are received in good order at the Principal Office.


The surrender value is:
     -    The Policy Value MINUS
     -    Any Outstanding Loan and surrender charges

We will deduct a surrender charge if you surrender the Policy within 10 full Policy years of the Date of Issue or increase in Face Amount.

The surrender value may be paid in a lump sum or under a payment option then offered by us. We will normally pay the surrender value within seven days following our receipt of written request. We may delay benefit payments under certain circumstances; see OTHER POLICY PROVISIONS - CAN THE COMPANY DELAY PAYMENTS TO ME?

A surrender may have tax consequences. See FEDERAL TAX CONSIDERATIONS.

CAN I MAKE PARTIAL WITHDRAWALS?



After the first Policy year, you may withdraw part of the surrender value of your Policy on written request on a Company withdrawal form. You may obtain a Company withdrawal form by calling 1-800-533-7881. You may also obtain a Company withdrawal form at our Company web site, http://www.allmerica.com/afs/account/forms.html. A partial withdrawal may be subject to Partial Withdrawal Charges, and may have tax consequences. See FEDERAL TAX CONSIDERATIONS. A partial withdrawal after the Final Payment Date will terminate a Guaranteed Death Benefit.

Each partial withdrawal must be at least $500. Your written request on a Company withdrawal form must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the sub-accounts and the Fixed Account. If you do not provide allocation instructions, we will make a pro-rata allocation. We will normally pay the partial withdrawal within seven days following our receipt of written request. We may delay payment as described in OTHER INFORMATION -- "CAN THE COMPANY DELAY PAYMENTS TO ME?"


Under Death Benefit Option 1 and Death Benefit Option 3 (the Level Death Benefit Options), the Face Amount is reduced by the partial withdrawal. We will not allow a partial withdrawal if it would reduce the Face Amount below $40,000. On a partial withdrawal from a sub-account, we will cancel the number of units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs.

HOW IS THE POLICY VALUE CALCULATED?

The Policy Value is the total value of your Policy. It is the SUM of your accumulation in the fixed account PLUS The value of your Units in the sub-accounts. There is no guaranteed minimum policy value. Policy value on any date depends on variables that cannot be predetermined.

Your Policy Value is affected by the:
     -    Frequency and amount of your net payments
     -    Interest credited in the Fixed Account
     -    Investment performance of your sub-accounts
     -    Partial withdrawals
     -    Loans, loan repayments and loan interest paid or credited
     -    Charges and deductions under the Policy
     -    Death Benefit Option

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COMPUTING POLICY VALUE
We compute the Policy Value on the Date of Issue and on each Valuation Date. On the Date of Issue, the Policy Value is:
     -    Accumulations in the Fixed Account, MINUS
     -    The Monthly Deductions due

On each Valuation Date after the Date of Issue, the Policy Value is the SUM of:
     -    Accumulations in the Fixed Account PLUS
     -    The SUM of the products of:
          -    The number of units in each sub-account TIMES
          -    The value of a unit in each sub-account on the Valuation Date

THE UNIT
We allocate each net payment to the sub-accounts you selected. We credit allocations to the sub-accounts as units. Units are credited separately for each sub-account.
The number of units of each sub-account credited to the Policy is the QUOTIENT of:
     -    That part of the net payment allocated to the sub-account DIVIDED BY
     - The dollar value of a unit on the Valuation Date the payment is received at our Principal Office.

The number of units will remain fixed unless changed by a split of unit value, transfer, partial withdrawal or surrender. Also, each deduction of charges from a sub-account will result in cancellation of units equal in value to the amount deducted.

The dollar value of a unit of a sub-account varies from Valuation Date to Valuation Date based on the investment experience of that sub-account. This investment experience reflects the investment performance, expenses and charges of the fund in which the sub-account invests. The value of each unit was set at $1.00 on the first Valuation Date of each sub-account. The value of a unit on any Valuation Date is the PRODUCT of:

     -    The dollar value of the unit on the preceding Valuation Date TIMES
     -    The net investment factor.

Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.

NET INVESTMENT FACTOR
The net investment factor measures the investment performance of a sub-account during the valuation period just ended. The net investment factor for each sub-account is 1.0000 PLUS the QUOTIENT of:
     - The investment income of that sub-account for the valuation period, adjusted for realized and unrealized capital gains and losses and for taxes during the valuation period, DIVIDED BY
     - The value of that sub-account's assets at the beginning of the valuation period

The net investment factor may be greater or less than one.

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                                THE DEATH BENEFIT

WHAT IS THE GUIDELINE MINIMUM DEATH BENEFIT?

In order to qualify as "life insurance" under the Federal tax laws, this Policy must provide a Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit will be determined as of the date of death. If Death Benefit Option 1 or Death Benefit Option 2 is in effect, the Guideline Minimum Death Benefit is obtained by multiplying the Policy Value by a percentage factor for the Insured's attained age. If Death Benefit Option 3 is in effect, the Guideline Minimum Death Benefit is obtained by multiplying the Policy Value by a percentage for the Insured's attained age, sex, and underwriting class.

WHAT ARE THE GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST?

Federal tax law requires a Guideline Minimum Death Benefit in relation to Policy Value for a Contract to qualify as life insurance. Under current Federal tax law, either the Guideline Premium Test or the Cash Value Accumulation Test can be used to determine if the Contract complies with the definition of "life insurance" under the Code. At the time of application, you may elect either of the tests. If you elect the Guideline Premium Test, you will have the choice of electing Death Benefit Option 1 or Death Benefit Option 2. If you elect the Cash Value Accumulation Test, Death Benefit Option 3 will apply.

There are two main differences between the Guideline Premium Test and the Cash Value Accumulation Test. First, the Guideline Premium Test limits the amount of premium that may be paid into a Contract, while no such limits apply under the Cash Value Accumulation Test. Second, the factors that determine the Guideline Minimum Death Benefit relative to the Policy Value are different. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING BETWEEN THE GUIDELINE PREMIUM TEST AND THE CASH VALUE ACCUMULATION TEST AND IN CHOOSING A DEATH BENEFIT OPTION.

The Guideline Premium Test limits the amount of premiums payable under a Contract to a certain amount for an Insured of a particular age, sex, and underwriting class. Under the Guideline Premium Test, you may choose between Death Benefit Option 1 or Death Benefit Option 2, as described below. After issuance of the Contract, you may change the selection from Death Benefit Option 1 to Death Benefit Option 2, or vice versa.

The Cash Value Accumulation Test requires that the Death Benefit must be sufficient so that the cash Surrender Value does not at any time exceed the net single premium required to fund the future benefits under the Contract. Under the Cash Value Accumulation Test, required increases in the Guideline Minimum Death Benefit (due to growth in Policy Value) will generally be greater than under the Guideline Premium Test. If you choose the Cash Value Accumulation Test, ONLY Death Benefit Option 3 is available. You may NOT switch between Death Benefit Option 3 to Death Benefit Option 1 or to Death Benefit Option 2, or vice versa.

WHAT ARE THE DEATH BENEFIT OPTIONS?

DEATH BENEFIT OPTION 1 -- LEVEL DEATH BENEFIT WITH GUIDELINE PREMIUM TEST
Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Guideline Minimum Death Benefit, as set forth in Table A in Appendix A. The Death Benefit will remain level unless the Guideline Minimum Death Benefit is greater than the Face Amount. If the Guideline Minimum Death Benefit is greater than the Face Amount, the Death Benefit will vary as the Policy Value varies.

Death Benefit Option 1 will offer the best opportunity for the Policy Value to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

DEATH BENEFIT OPTION 2 -- ADJUSTABLE DEATH BENEFIT WITH GUIDELINE PREMIUM TEST Under Option 2, the Death Benefit is equal to the greater of (1) the Face Amount plus the Policy Value or (2) the Guideline Minimum Death Benefit, as set forth in Table A in Appendix A. The Death Benefit will vary as the Policy Value changes, but will never be less than the Face Amount.

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

Death Benefit Option 2 will offer the best opportunity to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Policy Value, and will decrease whenever there is a decrease in the Policy Value. The Death Benefit will never go below the Face Amount.

DEATH BENEFIT OPTION 3 -- LEVEL DEATH BENEFIT WITH CASH VALUE ACCUMULATION TEST Under Option 3, the Death Benefit will equal the greater of (1) the Face Amount or (2) the Policy Value multiplied by the applicable factor as set forth in the Policy. The applicable factor depends upon the Underwriting Class, sex (unisex if required by law), and then-attained age of the Insured. The factors decrease slightly from year to year as the attained age of the Insured increases.

Death Benefit Option 3 will offer the best opportunity for an increasing death benefit in later Policy years and/or to fund the Policy at the "seven-pay" limit for the full seven years. When the Policy Value multiplied by the applicable death benefit factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Policy Value, and will decrease whenever there is a decrease in the Policy Value. However, the Death Benefit will never go below the Face Amount.


CERTAIN DEATH BENEFIT OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.


CAN I CHANGE BETWEEN DEATH BENEFIT OPTIONS?

You may change between Death Benefit Option 1 and Death Benefit Option 2 once each Policy year by written request. YOU MAY NOT CHANGE BETWEEN DEATH BENEFIT OPTION 3 TO DEATH BENEFIT OPTION 1 OR TO DEATH BENEFIT OPTION 2, OR VICE VERSA. Changing options may require evidence of insurability. The change takes effect on the monthly processing date on or following the date of underwriting approval. We will impose no charge for changes in Death Benefit Options.

CHANGE FROM DEATH BENEFIT OPTION 1 TO DEATH BENEFIT OPTION 2
If you change Death Benefit Option 1 to Death Benefit Option 2, we will decrease the Face Amount to equal:
     -    The death benefit MINUS
     -    The Policy Value on the date of the change

The change may not be made if the Face Amount would fall below $50,000. After the change from Death Benefit Option 1 to Death Benefit Option 2, future Monthly Insurance Protection charges may be higher or lower than if no change in option had been made. However, the insurance protection amount will always equal the Face Amount, unless the Guideline Minimum Death Benefit applies.

CHANGE FROM DEATH BENEFIT OPTION 2 TO DEATH BENEFIT OPTION 1
If you change Death Benefit Option 2 to Death Benefit Option 1, we will increase the Face Amount by the Policy Value on the date of the change. The death benefit will be the GREATER of:

     -    The new Face Amount or
     -    The Guideline Minimum Death Benefit under Death Benefit Option 1

After the change from Death Benefit Option 2 to Death Benefit Option 1, an increase in Policy Value will reduce the insurance protection amount and the Monthly Insurance Protection charge. A decrease in Policy Value will increase the insurance protection amount and the Monthly Insurance Protection charge.

A change in Death Benefit Option may result in total payments exceeding the then current maximum payment limitation under federal tax law. Where total payments would exceed the current maximum payment limits, the excess first will be applied to repay any Outstanding Loans. If there are remaining excess payments, any such excess payments will be returned to you. However, we will accept a payment needed to prevent Policy lapse during a Policy year.

A change from Death Benefit Option 2 to Death Benefit Option 1 within five policy years of the Final Payment Date will terminate a Guaranteed Death Benefit.

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WHAT IS THE NET DEATH BENEFIT?

The Policy provides three Death Benefit Options: Death Benefit Option 1, Death Benefit Option 2, and Death Benefit Option 3, as described above. If the Policy is in force on the Insured's death, we will, upon due proof of death, pay the Net Death Benefit under the applicable Death Benefit Option to the named beneficiary. We will normally pay the Net Death Benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of Net Death Benefits. The beneficiary may receive the Net Death Benefit in a lump sum or under a payment option.

The Net Death Benefit depends on the current Face Amount and Death Benefit Option that is in effect on the date of death. Before the Final Payment Date, the Net Death Benefit is:
- The death benefit provided under Death Benefit Option 1, Death Benefit Option 2, or Death Benefit Option 3, whichever is elected and in effect on the date of death, PLUS
- Any other insurance on the Insured's life that is provided by an optional benefit, MINUS
- Any Outstanding Loan, any partial withdrawals, partial withdrawal costs, and due and unpaid monthly charges through the Policy month in which the Insured dies.

After the Final Payment Date, if the Guaranteed Death Benefit is not in effect, the Net Death Benefit is generally the greater of:
- the Face Amount as of the Final Payment Date less any Outstanding Loan, any partial withdrawals and withdrawal charges; or
-    the Policy Value as of the date we receive due proof of death.

Where permitted by state law, we will compute the Net Death Benefit on
- The date we receive due proof of the Insured's death under Death Benefit Option 2 OR
-    The date of death for Death Benefit Options 1 and 3.

If required by state law, we will compute the Net Death Benefit on the date of death for Death Benefit Option 2 as well as for Death Benefit Options 1 and 3.

IS A GUARANTEED DEATH BENEFIT AVAILABLE?

An optional Guaranteed Death Benefit may be elected only at issue of the Policy, but may not be available in all states. If the Guaranteed Death Benefit is elected and in effect, we
     - guarantee that your Policy will not lapse regardless of the investment performance of the Variable Account and
     -    provide a guaranteed Net Death Benefit.

A one-time administrative charge of $25 will be deducted from Policy Value when the Guaranteed Death Benefit is elected. In order to maintain the Guaranteed Death Benefit, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. Certain transactions, including policy loans, partial withdrawals, underwriting reclassifications, change in face amount, and change in Death Benefit Option, can result in the termination of the Guaranteed Death Benefit. If the Guaranteed Death Benefit is terminated, it cannot be reinstated.

GUARANTEED DEATH BENEFIT TESTS
While the Guaranteed Death Benefit is in effect, the Policy will not lapse if the following two tests are met:
1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any Outstanding Loans, partial withdrawals and withdrawal charges, must be greater than the minimum monthly payment multiplied by the number of months which have elapsed since the relevant Date of Issue; and
2.   On each Policy anniversary, (a) must exceed (b), where, since the Date of
     Issue:
     (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and Outstanding Loans, which is classified as a preferred loan; and

     (b) is the sum of the minimum Guaranteed Death Benefit premiums, as shown on the specifications page of the Policy.

GUARANTEED DEATH BENEFIT
If the Guaranteed Death Benefit is in effect on the Final Premium Payment Date, a guaranteed Death Benefit will be provided as long as the Guaranteed Death Benefit is not terminated. The Death Benefit will be the greater of:
     -    the Face Amount as of the Final Premium Payment Date; or
     -    the Policy Value as of the date we receive due proof of death.

TERMINATION OF THE GUARANTEED DEATH BENEFIT
The Guaranteed Death Benefit will end and may not be reinstated on the first to occur of the following:
     -    foreclosure of an Outstanding Loan; or
     - the date on which the sum of your payments less withdrawals and loans does not meet or exceed the applicable Guaranteed Death Benefit test (above); or
     -    any Policy change that results in a negative guideline level premium;
          or
     - the effective date of a change from Death Benefit Option 2 to Death Benefit Option 1, if such changes occur within 5 policy years of the Final Payment Date; or
     - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Guaranteed Death Benefit terminates.

WHAT ARE THE DEATH BENEFIT PAYMENT OPTIONS?

On written request, the beneficiary under the Policy may elect to receive all or part of any payable Net Death Benefit under one or more payment options then offered by us. If an election is not made, we will pay the benefit in a single sum. If a Level Death Benefit Option is in effect on the date of death and there are any outstanding Policy Loans, the beneficiary may pay to us any amount that would otherwise be deducted from the death benefit.

The amounts payable under a payment option are paid from the general account. These amounts are not based on the investment experience of the Variable Account.

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Policy Owner and beneficiary provisions, any option selection may be changed before the Net Death Benefit becomes payable. If you make no selection, the beneficiary may select an option when the Net Death Benefit becomes payable.

                          TERMINATION AND REINSTATEMENT

WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?

Unless the Guaranteed Death Benefit is in effect, the Policy will terminate if:
     - Policy Value is insufficient to cover the next Monthly Deduction plus loan interest accrued OR
     -    Outstanding Loans exceed the Policy Value

If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to pay a premium sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the premium due and the date by which it must be paid.

During the grace period, automatic Dollar Cost Averaging ("DCA") and Automatic Account Rebalancing ("AAR") transactions are suspended. If you make sufficient payments to keep the Policy in force, DCA and AAR will resume with the next scheduled automatic transaction.

Failure to pay a sufficient premium within the grace period will result in Policy termination. If the Insured dies during the grace period, we will deduct from the Net Death Benefit any monthly charges due and unpaid through the Policy month in which the Insured dies and any other overdue charge.

During the first 48 Policy months following the Date of Issue or an increase in the Face Amount, a guarantee may apply to prevent the Policy from terminating because of insufficient Policy value. This guarantee applies if, during this period, you pay premiums, which when reduced by partial withdrawals and partial withdrawal costs, equal or exceed specified minimum monthly payments. The specified minimum monthly payments are based on the number of months the Policy, increase in Face Amount or policy change that causes a change in the minimum monthly payment has been in force. A policy change that causes a change in the minimum monthly payment is a change in the Face Amount, underwriting reclassifications, or the deletion of an optional benefit. Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the minimum monthly payment do not guarantee that the Policy will remain in force.

If the optional Guaranteed Death Benefit is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account. See "Guaranteed Death Benefit."

WHAT ARE THE REINSTATEMENT PROVISIONS OF THE POLICY?

If the Insured has not died, you may reinstate your Policy within three years after the grace period and before the Final Payment Date. The Insured must provide evidence of insurability subject to our then current underwriting standards. The reinstatement takes effect on the monthly processing date following the date you submit to us:
     -    Written application for reinstatement
     - Evidence of insurability showing that the Insured is insurable according to our underwriting rules and
     - A payment that, after the deduction of the payment expense charge, is large enough to cover the minimum amount payable, as described below.

Policies which have been surrendered may not be reinstated.

MINIMUM AMOUNT PAYABLE
If reinstatement is requested when less than 48 Monthly Deductions have been paid since the Date of Issue or increase in the Face Amount, you must pay for the lesser of three minimum monthly premiums and three Monthly Deductions. If you request reinstatement more than 48 Monthly Processing Dates from the Date of Issue or increase in the Face Amount, you must pay 3 monthly deductions.

SURRENDER CHARGE
The surrender charge on the date of reinstatement is the surrender charge that was in effect on the date of termination.

POLICY VALUE ON REINSTATEMENT
The Policy Value on the date of reinstatement is:
     - The net payment made to reinstate the Policy and interest earned from the date the payment was received at our Principal Office PLUS
     - The Policy Value less any Outstanding Loan on the date of default (not to exceed the surrender charge on the date of reinstatement) MINUS
     -    The Monthly Deductions due on the date of reinstatement

You may reinstate any Outstanding Loan.

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                             CHARGES AND DEDUCTIONS

The following information repeats and expands upon information contained in SUMMARY OF RISKS AND BENEFITS: FEE TABLES. The charges described below will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

The Policy may be issued with a Term Rider. Depending on your circumstances, it may be less costly to purchase more insurance coverage under the Term Rider than under the base Policy. The current cost of insurance charges for the insurance coverage provided by the Term Rider are equal to or lower than for the insurance coverage provided under the base Policy. In addition, while there will be a Monthly Optional Benefit Charge for the Term Rider, other charges under the Monthly Deduction will not apply to insurance coverage provided by the Term Rider.

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?

From each payment, we will deduct a Payment Expense Charge of 6.35%, which is composed of the following:

-    PREMIUM TAX CHARGE -- A current premium tax deduction of 2.35%;
- DEFERRED ACQUISITION COSTS ("DAC TAX") CHARGE -- A current DAC tax deduction of 1.00% of payments helps reimburse us for federal taxes imposed on our deferred acquisition costs of the Policies; and
- FRONT-END SALES LOAD -- From each payment, we will deduct a charge of 3.0% of the payment to partially compensate us for Policy sales expenses.

The 2.35% premium tax deduction approximates our average expenses for state and local premium taxes. Premium taxes vary, ranging from zero to more than 4.00%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, we do not expect to make a profit from this deduction. The 1.00% DAC tax deduction helps reimburse us for approximate expenses incurred from federal taxes for deferred acquisition costs ("DAC taxes") of the Policies. We deduct the 3.0% front-end sales load from each payment partially to compensate us for Policy sales expenses.

We reserve the right to increase or decrease the premium tax deduction or DAC tax deduction to reflect changes in our expenses for premium

WHAT IS THE MONTHLY DEDUCTION?

We deduct the following monthly charges (the "Monthly Deduction") from Policy
Value:

MONTHLY INSURANCE PROTECTION CHARGE
The Monthly Insurance Protection Charge will be charged on each monthly processing date until the Final Payment Date. This charge compensates us for providing life insurance coverage for the Insured. The charge is equal to a specified amount that varies with the sex (unisex rates required by state law), age, smoking status, and underwriting class of the Insured and Death Benefit Option selected, for each $1,000 of the Policy's Face Amount.

MONTHLY EXPENSE CHARGE
The Monthly Expense Charge will be charged on the monthly processing date for the first ten years after issue or an increase in Face Amount. This charge reimburses us for underwriting and acquisition costs. The charge is equal to a specified amount that varies with the age, sex, and underwriting class of the Insured, for each $1,000 of the Policy's Face Amount.

MONTHLY MAINTENANCE FEE
A deduction of $7.50 will be taken from the Policy Value on each monthly processing date up to the Final Payment Date to reimburse the Company for expenses related to issuance and maintenance of the Contract.

MONTHLY MORTALITY AND EXPENSE RISK CHARGE
This charge is currently equal to an annual rate of 0.35% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.05% for Policy Year 11 and later. The charge is calculated based on the Policy Value in the sub-accounts of the Variable Account (but not the Fixed Account) as of the prior Monthly Processing Date. The Company may increase this charge, subject to state and federal law, to an annual rate of 0.60% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.30% for Policy Year 11 and later. This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. This charge will continue to be assessed after the Final Payment Date.

MONTHLY OPTIONAL BENEFIT CHARGES
These charges will vary based on the optional benefits selected and by the sex, age, and underwriting classification of the Insured.

HOW IS THE SURRENDER CHARGE CALCULATED?

A surrender charge will apply to a full surrender or decrease in Face Amount for up to 10 years from Date of Issue of the Policy or from the date of increase in Face Amount. The maximum surrender charge is equal to a specified amount that is based on the age, sex, and underwriting class (Smoker or Nonsmoker) of the Insured, for each $1,000 of the Policy's Face Amount. During the first year after issue or an increase in Face Amount, 100% of the surrender charge will apply to a full surrender or decrease in Face Amount. The amount of the Surrender Charges decreases by one-ninth (11.11%) annually to 0% by the 10th Contract year. If there are increases in the Face Amount, each increase will have a corresponding surrender charge. These charges will be specified in a supplemental schedule of benefits at the time of the increase.

WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?

For each partial withdrawal, we deduct the following charges from Policy Value:
- A transaction fee of 2% of the amount withdrawn, not to exceed $25 for each partial withdrawal (including a Free 10% Withdrawal)
- A partial withdrawal charge of 5.0% (but not to exceed the amount of the outstanding surrender charge) of a withdrawal exceeding the "Free 10% Withdrawal," described below.

FREE 10% WITHDRAWAL
The partial withdrawal charge does not apply to:
- That part of a withdrawal equal to 10% of the Policy Value in a Policy year, less prior free withdrawals made in the same Policy year ("Free 10% Withdrawal")
-    Withdrawals when no surrender charge applies.

We impose the partial withdrawal charge on any withdrawal greater than the Free 10% Withdrawal. The charge is 5.0% of the excess withdrawal, up to the amount of the outstanding surrender charge. We will reduce the Policy's outstanding surrender charge by the amount of the partial withdrawal charge. If no surrender charge applies to the Policy at the time of the withdrawal, no partial withdrawal charge will apply.

The right to make the Free 10% Withdrawal is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in the second Policy year, the amount you could withdraw in future Policy years would not be increased by the amount you did not withdraw in the second Policy year.

WHAT ARE THE TRANSFER CHARGES?

Currently, the first 12 transfers in a Policy year are free. We reserve the right to limit the number of free transfers in a Policy year to six. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but it will never exceed $25. This charge reimburses us for the administrative costs of processing the transfer.

ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?

The charges below are designed to reimburse us for Policy administrative costs, and apply under the following circumstances:

CHARGE FOR OPTIONAL GUARANTEED DEATH BENEFIT
A one time administrative charge of $25 will be deducted from Policy Value when the Guaranteed Death Benefit is elected.

We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for:

-    Changing net payment allocation instructions
- Changing the allocation of the Monthly Deduction among the various sub-accounts
-    Providing a projection of values

WHAT ARE THE FUND EXPENSES?

The value of the units of the sub-accounts will reflect the investment advisory fee and other expenses of the funds whose shares the sub-accounts purchase. The prospectuses and statements of additional information of the Underlying Funds contain more information concerning the fees and expenses.

No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the sub-accounts to pay the taxes. See FEDERAL TAX CONSIDERATIONS.

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                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Policy, on loans, withdrawals, or surrenders, on Death Benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they currently are interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser always should be consulted with regard to the application of law to individual circumstances.

HOW ARE THE COMPANY AND THE VARIABLE ACCOUNT TAXED?

The Company is taxed as a life insurance company under Subchapter L of the Code and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Variable Account. Based on this, no charge is made for federal income taxes which may be attributable to the Variable Account.

Periodically, the Company will review the question of a charge to the Variable Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company ultimately is determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Variable Account.

Under current laws the Company also may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Variable Account.

HOW ARE THE POLICIES TAXED?

The Company believes that the Policy described in this Prospectus will be considered a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on premiums and the relationship of the Policy Value to the Insurance Amount at Risk. If a Policy qualifies as life insurance under Section 7702 of the Code, (1) the Death Proceeds are excludable from the gross income of the Beneficiary, and (2) any increase in the Policy Value is not taxable until received by the Policyowner or the Policyowner's designee. However, if a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide most of the tax advantages normally provided by life insurance. The Company reserves the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service. WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first 15 years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premiums paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. Policy loans are generally not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment. For an additional discussion of modified endowment contracts, please see WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

If the Death Benefit is not received in a lump sum but is instead applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includible in the Beneficiary's income.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:
     -    change beneficiaries,
     -    assign the Policy,
     -    revoke an assignment,
     -    pledge the Policy, or
     -    obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

HOW ARE POLICY LOANS TAXED?

The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable distribution from the Policy.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. No tax deduction for interest is allowed on Policy loans exceeding $50,000 in the aggregate, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.

WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?

The Technical and Miscellaneous Revenue Act of 1988 ("the 1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." A life insurance policy is treated as a modified endowment contract under Section 7702A of the Code if it meets the definition of life insurance in
Section 7702, but fails the "seven-pay test" of Section 7702A. The Policy would fail to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years (or within seven years of a material change in the Policy) exceed the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced at anytime during the life of the Policy, there may be adverse tax consequences. Please consult your tax adviser.

If the Policy is considered a modified endowment contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. However, all distributions under the Policy will be taxed on an "income-first" basis. Most distributions received by the Policyowner directly or indirectly (including loans, withdrawals, surrenders, or the assignment or pledge of any portion of the Policy Value) will be includible in gross income to the extent that the cash Surrender Value of the Policy exceeds the Policyowner's investment in the Policy. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Policyowner during any calendar period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be classified permanently as a modified endowment contract.

WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE VARIABLE ACCOUNT?

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Policy for tax purposes. Although the Company does not have control over the investments of the Funds, the Company believes that the Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Policy or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the Variable Account.

CAN I BE CONSIDERED THE OWNER OF THE VARIABLE ACCOUNT ASSETS FOR TAX PURPOSES?

The IRS has stated that you will be considered the owner of Variable Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Variable Account investments may cause an investor to be treated as the owner of the Variable Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Sub-Account investments without being treated as owners of the underlying assets of the Variable Account.

Your rights under this Policy are different than those described by the IRS in rulings in which it found that contract owners were not owners of Variable Account assets. For example, you have the choice to allocate Premiums and Policy Values among more investment options. In addition, you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. The Company does not know what standards will be set forth in any regulations or rulings that the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However we make no guarantee that such modification to the Policy will be successful.

                                OTHER INFORMATION

ARE THERE OTHER IMPORTANT POLICY PROVISIONS?

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

POLICY OWNER

The Policy Owner is the Insured unless another Policy owner has been named in the application or enrollment form. As Policy owner, you are entitled to exercise all rights under your Policy while the Insured is alive, with the consent of any irrevocable beneficiary. The consent of the Insured is required whenever the Face Amount is increased.

BENEFICIARY

The beneficiary is the person or persons to whom the Net Death Benefit is payable on the Insured's death. Unless otherwise stated in the Policy, the beneficiary has no rights in the Policy before the Insured dies. While the Insured is alive, you may change the beneficiary, unless you have declared the beneficiary to be irrevocable. If no beneficiary is alive when the Insured dies, the Policy owner (or the Policy owner's estate) will be the beneficiary. If more than one beneficiary is alive when the Insured dies, we will pay each beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one beneficiary, the interest of a beneficiary who dies before the Insured will pass to surviving beneficiaries proportionally.

ASSIGNMENT

You may assign a Policy as collateral or make an absolute assignment. All Policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Principal Office. When recorded, the assignment will take effect on the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

THE FOLLOWING POLICY PROVISIONS MAY VARY BY STATE.

LIMIT ON RIGHT TO CHALLENGE POLICY

We cannot challenge the validity of your Policy if the Insured was alive after the Policy had been in force for two years from the Date of Issue. Also, we cannot challenge the validity of any increase in the Face Amount if the Insured was alive after the increase was in force for two years from the effective date of the increase.

SUICIDE

The Net Death Benefit will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, we will pay the beneficiary all payments made for the Policy, without interest, less any Outstanding Loan and partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from any increase in Face Amount, we will not recognize the increase. We will pay to the beneficiary the Monthly Insurance Protection charges plus monthly expense charges paid for the increase.

MISSTATEMENT OF AGE OR SEX

If the Insured's age or sex is not correctly stated in the Policy application or enrollment form, we will adjust benefits under the Policy to reflect the correct age and sex. The adjusted benefit will be the benefit that the most recent Monthly Insurance Protection charge would have purchased for the correct age and sex. We will not reduce the death benefit to less than the Guideline Minimum Death Benefit. For a unisex Policy, there is no adjusted benefit for misstatement of sex.

CAN THE COMPANY DELAY PAYMENTS TO ME?

Amounts payable from the Variable Account for surrender, partial withdrawals, Net Death Benefit, Policy loans and transfers may be postponed whenever:
     - The New York Stock Exchange is closed other than customary weekend and holiday closings
     -    The SEC restricts trading on the New York Stock Exchange
     - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the Variable Account's net assets

We may delay paying any amounts derived from payments you made by check until the check has cleared your bank. We reserve the right to defer amounts payable from the Fixed Account. This delay may not exceed six months.

DO I HAVE ANY VOTING RIGHTS?

Where the law requires, we will vote fund shares that each sub-account holds according to instructions received from Policy Owners with Policy Value in the sub-account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Policies, we reserve the right to do so.

We will provide each person having a voting interest in a fund with proxy materials and voting instructions. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote in the same proportion our shares held in the Variable Account that does not relate to the Policies.

We will compute the number of votes that a Policy owner has the right to instruct on the record date established for the fund. This number is the quotient of:
     -    Each Policy Owner's Policy Value in the sub-account divided by
     - The net asset value of one share in the fund in which the assets of the sub-account are invested

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that Fund shares be voted so as
(1) to cause to change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Contract Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Contract Owners.

WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?

We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Policy, including:
     -    Payments
     -    Changes in Face Amount
     -    Changes in Death Benefit Option
     -    Transfers among Sub-Accounts and the Fixed Account
     -    Partial withdrawals
     -    Increases in loan amount or loan repayments
     -    Lapse or termination for any reason
     -    Reinstatement

We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Policy year. It will also set forth the status of the death benefit, Policy Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Policy loans.

We will send you reports containing financial statements and other information for the Variable Account and the Underlying Funds as the 1940 Act requires.

The Owner should review the information in all statements carefully. All errors or corrections must be reported to us immediately to assure proper crediting to the Policy. We will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.

ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE VARIABLE ACCOUNT?


There are no legal proceedings pending to which the Variable Account is a party, or to which the assets of the Variable Account are subject.

However, on July 24, 2002, an action captioned AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LIMITED PARTNERSHIP, AND EMERALD INVESTMENTS LIMITED PARTNERSHIP V. ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, was commenced in the United States District Court for the Northern District of Illinois, Eastern Division. In 1999, plaintiffs purchased two variable annuity contracts with initial premiums aggregating $5 million. Plaintiffs, who the Company subsequently identified as engaging in frequent transfers of significant sums between sub-accounts that in our opinion constituted "market timing", were subject to restrictions upon such trading that we imposed in December 2001. Plaintiffs allege that such restrictions constituted a breach of the terms of the annuity contracts. In December 2003, the court granted partial summary judgment to the plaintiffs, holding that at least certain restrictions imposed on their trading activities violated the terms of the annuity contracts. We filed a motion for reconsideration and clarification of the court's partial summary judgment opinion, which was denied on April 8, 2004.

On May 19, 2004, plaintiffs filed a Brief Statement of Damages in which, without quantifying their damage claim, they outlined a claim for (i) amounts equal to the surrender charges imposed on the partial surrender by plaintiffs of the annuity contracts, (ii) loss of trading profits they expected over the remaining term of each annuity contract, and (iii) lost trading profits resulting from our alleged refusal to process five specific transfers in 2002 because of trading restrictions imposed on market timers. With respect to the lost profits, plaintiffs claim that pursuant to their trading strategy, they have been able to obtain returns of between 35% to 40% annually. Plaintiffs claim that they would have been able to continue to maintain such returns on the account values of their annuity contracts over the remaining terms of the annuity contracts (which are based in part on the lives of the named annuitants). The aggregate account value of plaintiffs' annuities was approximately $12.8 million in December 2001.

The Company intends to vigorously defend this matter, and regard plaintiffs claims for lost trading profits as being highly speculative and, in any case, subject to an obligation to mitigate damages. In addition, any damages for lost profits should, in our view, terminate as a result of the investment management industry's and regulators' actions to eliminate market timing, such as implementing "fair value" pricing.


MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:
     -    The shares of the fund are no longer available for investment or
     - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account.

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Policy interest in a sub-account without notice to Policy Owners and prior approval of the SEC and state insurance authorities. The Variable Account may, as the law allows, purchase other securities for other policies or allow a conversion between policies on a Policy Owner's request.

We reserve the right to establish additional sub-accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new sub-accounts, or eliminate one or more sub-accounts.

We may change the Policy to reflect a substitution or other change and will notify Policy Owners of the change. Subject to any approvals the law may require, the Variable Account or any sub-accounts may be:
     -    Operated as a management company under the 1940 Act
     - Deregistered under the 1940 Act if registration is no longer required or
     -    Combined with other sub-accounts or our other separate accounts

WHAT IS MIXED AND SHARED FUNDING?

Shares of the funds are issued to other separate accounts of the Company that fund variable annuity contracts ("mixed funding"). Shares of the Underlying Funds are also issued to other affiliated and unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policy Owners or variable annuity Policy Owners. The Company and the Underlying Funds do not believe that mixed funding is currently disadvantageous to either variable life insurance Policy Owners or variable annuity Contract Owners. The Company and the Trustees will monitor events to identify any material conflicts among Policy Owners because of mixed and shared funding. If the Trustees conclude that separate funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.

WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE VARIABLE
ACCOUNT?

Financial Statements for the Company and for the Variable Account are included in the Statement of Additional Information. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

This Prospectus serves as a disclosure document only for the aspects of the Policy relating to the Variable Account. For complete details on the Fixed Account, read the Policy itself. The Fixed Account and other interests in the general account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. The 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Policy and the Fixed Account. The SEC has not reviewed the disclosures in this section of the Prospectus.

You may allocate part or all of your net payments to accumulate at a fixed rate of interest in the Fixed Account. The Fixed Account is a part of our general account. The general account is made up of all of our general assets other than those allocated to any separate account. Allocations to the Fixed Account become part of our general account assets and are used to support insurance and annuity obligations.

We guarantee amounts allocated to the Fixed Account as to principal and a minimum rate of interest. We will credit amounts allocated to the Fixed Account with interest at an effective annual yield of at least 4.0%, compounded daily. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the Fixed Account, either as payments or transfers, to the next Policy anniversary. At each Policy anniversary, we will credit the then current interest rate to money remaining in the Fixed Account. We will guarantee this rate for one year. Thus, if a payment has been allocated to the Fixed Account for less than one Policy year, the interest rate credited to such payment may be greater or less than the interest rate credited to payments that have been allocated to the Policy for more than one Policy year.

Policy loans may also be made from the Policy Value in the Fixed Account. We will credit that part of the Policy Value that is equal to any Outstanding Loan with interest at an effective annual yield of at least 4.0%.

We may delay transfers, surrenders, partial withdrawals, Net Death Benefits and Policy loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at our then current interest rate. The rate applied will be at least equal to the rate required by state law for deferment of payments. Amounts from the Fixed Account used to make payments on policies that we or our affiliates issue will not be delayed.

SURRENDERS, PARTIAL WITHDRAWALS AND TRANSFERS

If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge may be imposed on amounts in the Fixed Account. On a decrease in Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. We deduct partial withdrawals from Policy Value allocated to the Fixed Account on a last-in/first-out basis. This means that the last payments allocated to Fixed Account will be withdrawn first.

The first 12 transfers in a Policy year currently are free. After that, we may deduct a $10 transfer charge for each transfer in that Policy year. The transfer privilege is subject to our consent and to our then current rules.

                            GLOSSARY OF SPECIAL TERMS

AGE: how old the Insured is on the birthday closest to a Policy anniversary.

BENEFICIARY: the person or persons you name to receive the Net Death Benefit when the Insured dies.

COMPANIES: "We," "our," "us," and "the Company" refers to Allmerica Financial Life Insurance and Annuity Company.

DATE OF ISSUE: the date the Policy was issued, used to measure the monthly processing date, Policy months, Policy years and Policy anniversaries.

DEATH BENEFIT: the amount payable when the Insured dies prior to the Final Payment Date, before deductions for any Outstanding Loan and partial withdrawals, partial withdrawal costs, and due and unpaid monthly deductions.

EVIDENCE OF INSURABILITY: information, including medical information, used to decide the Insured's underwriting class.

FACE AMOUNT: the amount of insurance coverage applied for. The Face Amount does not include or refer to any additional insurance benefit purchased under the Term Rider. The initial Face Amount is shown in your Policy. The Face Amount may be increased or decreased.

FINAL PAYMENT DATE: the Policy anniversary nearest the Insured's 100th birthday. After this date, no payments may be made. The Net Death Benefit may be different before and after the Final Payment Date. See NET DEATH BENEFIT.

FIXED ACCOUNT: a guaranteed account of the general account that guarantees principal and a fixed interest rate.


FUNDS (UNDERLYING FUNDS): certain investment portfolios of Allmerica Investment Trust ("AIT"), AIM Variable Insurance Funds ("AIM"), AllianceBernstein Variable Products Series Fund, Inc. ("Alliance"), Delaware VIP Trust ("Delaware VIP"), Deutsche Asset Management VIT Funds ("Deutsche VIT"), Fidelity Variable Insurance Products Funds ("Fidelity VIP"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), Janus Aspen Series ("Janus Aspen"), MFS(R) Variable Insurance Trust(SM) ("the MFS Trust"), Oppenheimer Variable Account Funds ("Oppenheimer"), Pioneer Variable Contracts Trust ("Pioneer VCT"), Scudder Investment VIT Funds ("Scudder VIT"), Scudder Variable Series II ("SVS"), and T. Rowe Price International Series, Inc. ("T. Rowe Price").


GENERAL ACCOUNT: all our assets other than those held in a separate investment account.

GUIDELINE MINIMUM DEATH BENEFIT: the minimum death benefit required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Death Benefit is the PRODUCT of:
     -    the Policy Value TIMES
     -    a percentage factor.
The percentage factor is a percentage that, when multiplied by the Policy value, determines the minimum death benefit required under federal tax laws. If Death Benefit Option 3 is in effect, the percentage factor is based on the Insured's attained age, sex, and underwriting class, as set forth in the Policy. If Death Benefit Option 1 or Death Benefit Option 2 is in effect, the percentage factor is based on the Insured's attained age.

INSURANCE PROTECTION AMOUNT: the death benefit less the Policy Value.

LOAN VALUE: the maximum amount you may borrow under the Policy.

MINIMUM MONTHLY PAYMENT: a monthly amount shown in your Policy. If you pay this amount, we guarantee that your Policy will not lapse before the 49th monthly processing date from the Date of Issue or increase in Face Amount, within limits.

MONTHLY PROCESSING DATE: the date, shown in your Policy, when Monthly Insurance Protection charges are deducted.

NET DEATH BENEFIT: Before the Final Payment Date, the Net Death Benefit is:
     - the death benefit under either Death Benefit Option 1, Death Benefit Option 2, or Death Benefit Option 3, MINUS
     - any Outstanding Loan on the Insured's death, partial withdrawals, partial withdrawal costs, and due and unpaid monthly deductions.

Where permitted by state law, we will compute the Net Death Benefit on the date we receive due proof of the Insured's death under Death Benefit Option 2 and on the date of death for Death Benefit Options 1 and 3. If required by state law, we will compute the Net Death Benefit on the date of death for Death Benefit Option 2.

After the Final Payment Date, the Net Death Benefit generally is the greater of:
     - the Face Amount as of the Final Payment Date less any Outstanding Loan, any partial withdrawals and withdrawal charges; or
     - the Policy Value as of the date we receive due proof of death, less any Outstanding Loan.

If the Guaranteed Death Benefit is in effect, after the Final Payment Date, the death benefit is the greater of:
     -    the Face Amount as of the Final Payment Date; or
     -    the Policy Value as of the date we receive due proof of death.

NET PAYMENT: your payment less a payment expense charge.

OUTSTANDING LOAN: all unpaid Policy loans plus loan interest due or accrued.

POLICY CHANGE: any change in the Face Amount, the deletion of an optional benefit, underwriting reclassifications, or a change in Death Benefit Option (Option 1 or Option 2).

POLICY OWNER: the person who may exercise all rights under the Policy, with the consent of any irrevocable beneficiary. "You" and "your" refer to the Policy owner in this Prospectus.

POLICY VALUE: the total value of your Policy. It is the SUM of the:
     -    Value of the units of the sub-accounts credited to your Policy PLUS
     -    Accumulation in the Fixed Account credited to the Policy

PREMIUM: a payment you must make to us to keep the Policy in force.

PRINCIPAL OFFICE: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: an allocation among the Fixed Account and the Sub-Accounts in the same proportion that, on the date of allocation, the unloaned Policy Value in the Fixed Account and the Policy Value in each sub-account bear to the total unloaned Policy Value.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a fund.

SURRENDER VALUE: the amount payable on a full surrender. It is the Policy Value less any Outstanding Loan and surrender charges.

UNDERWRITING CLASS: the insurance risk classification that we assign the Insured based on the information in the application or enrollment form and other evidence of insurability we consider. The Insured's underwriting class will affect the monthly charges and the payment required to keep the Policy in force.

UNIT: a measure of your interest in a Sub-Account.

VALUATION DATE: any day on which the net asset value of the shares of any funds and unit values of any sub-accounts are computed. Valuation Dates currently occur on:
     -    Each day the New York Stock Exchange is open for trading
     - Other days (other than a day during which no payment, partial withdrawal or surrender of a Policy was received) when there is a sufficient degree of trading in a fund's portfolio securities so that the current net asset value of the sub-accounts may be materially affected

VALUATION PERIOD: the interval between two consecutive Valuation Dates.

VARIABLE ACCOUNT: Separate Account IMO, one of our separate investment accounts.

WRITTEN REQUEST: your request in writing, satisfactory to us, received at our Principal Office.

- THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") INCLUDES ADDITIONAL INFORMATION ABOUT SEPARATE ACCOUNT IMO OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY. THE SAI IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING TOLL FREE 1-800-533-7881.

- IF YOU OWN A POLICY AND WOULD LIKE MORE INFORMATION OR WOULD LIKE TO REQUEST A PERSONALIZED ILLUSTRATION OF DEATH BENEFITS, CASH SURRENDER VALUES AND CASH VALUES, YOU MAY CALL TOLL FREE 1-800-533-7881.

CORRESPONDENCE MAY BE MAILED TO: ALLMERICA LIFE, P.O. BOX 8179, BOSTON, MA 02266-8179

INFORMATION ABOUT SEPARATE ACCOUNT IMO (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. REPORTS AND OTHER INFORMATION ABOUT SEPARATE ACCOUNT IMO ARE AVAILABLE ON THE COMMISSION'S INTERNET SITE AT http://www.sec.gov. COPIES OF THIS INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, 450 FIFTH STREET, NW, WASHINGTON, DC 20549-0102.

Separate Account IMO of Allmerica Financial Life Insurance and Annuity Company File No. 811-09529/333-84879

                              SEPARATE ACCOUNT IMO

                                       OF

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY


                       STATEMENT OF ADDITIONAL INFORMATION

          INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF SEPARATE ACCOUNT IMO DATED APRIL 29, 2005 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM CLIENT SERVICES, ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-533-7881.

                              DATED APRIL 29, 2005

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY                                             3

SERVICES                                                                    4

      SERVICE PROVIDERS                                                     4
      OTHER SERVICE ARRANGEMENTS                                            4

UNDERWRITERS AND DISTRIBUTION                                               5

MORE INFORMATION ABOUT DEATH BENEFITS                                       5

      GUIDELINE MINIMUM DEATH BENEFIT                                       6
      NET DEATH BENEFIT                                                     6
      ELECTION OF DEATH BENEFIT OPTIONS                                     7
      EXAMPLES                                                              8
      CHANGING BETWEEN DEATH BENEFIT OPTIONS                                10
      GUARANTEED DEATH BENEFIT                                              12

PERFORMANCE INFORMATION                                                     12

      OTHER PERFORMANCE INFORMATION                                         12

FINANCIAL STATEMENTS                                                        F-1

                         GENERAL INFORMATION AND HISTORY

First Allmerica Financial Life Insurance Company ("First Allmerica"), originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, First Allmerica was the immediate parent of Allmerica Financial and a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct wholly-owned subsidiary of AFC, while First Allmerica became a wholly-owned subsidiary of Allmerica Financial (and thereby became an indirect wholly-owned subsidiary of AFC). Their principal office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.


Allmerica Financial and First Allmerica are subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, they are subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2004, Allmerica Financial and its subsidiaries had over $17.1 billion in combined assets and over $23.5 billion of life insurance in force, and First Allmerica had over $4.2 billion in assets and over $5.2 billion of life insurance in force. Allmerica Financial and First Allmerica are referred to collectively as the "Company."


Separate Account IMO of Allmerica Financial (the "Variable Account") was authorized by vote of the Board of Directors of the Company on April 2, 1987. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the Variable Account or the Company by the SEC. We reserve the right, subject to law, to change the names of the Variable Account and the sub-accounts.


The Variable Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of an underlying fund. You currently may make payment allocations and transfers to the Sub-Accounts that invest in the following underlying funds:

ALLMERICA INVESTMENT TRUST (SERVICE SHARES)
AIT Core Equity Fund
AIT Equity Index Fund
AIT Government Bond Fund
AIT Money Market Fund
AIT Select Capital Appreciation Fund
AIT Select Growth Fund
AIT Select International Equity Fund
AIT Select Investment Grade Income Fund
AIT Select Value Opportunity Fund

AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
AIM V.I. Aggressive Growth Fund
AIM V.I. Health Sciences Fund
AIM V.I. Premier Equity Fund

AIM VARIABLE INSURANCE FUNDS (SERIES II SHARES)
AIM V.I. Basic Value Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
AllianceBernstein Growth and Income Portfolio
AllianceBernstein Large Cap Growth Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
FT VIP Franklin Small-Mid Cap Growth Securities Fund
FT VIP Mutual Shares Securities Fund

JANUS ASPEN SERIES (SERVICE SHARES)
Janus Aspen Large Cap Growth Portfolio

MFS(R) VARIABLE INSURANCE TRUST(SM) (SERVICE CLASS)
MFS(R) New Discovery Series
MFS(R) Total Return Series

PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
Pioneer Emerging Markets VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio

SCUDDER INVESTMENT VIT FUNDS
Scudder VIT Small Cap Index Fund

SCUDDER VARIABLE SERIES II
Scudder Technology Growth Portfolio
SVS Dreman Financial Services Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

As of December 13, 2004, no new payment allocations or transfers may be made to the Sub-Accounts that invest in the underlying funds listed below. If you currently have Accumulated Value allocated to a Sub-Account that invests in one of these Funds, you may remain invested in that Sub-Account until you transfer to other investment options. However, if you transfer out of the Sub-Account, you will not be able to transfer back into that Sub-Account.

The Sub-Accounts that invest in the following Funds are currently closed to new payments and to transfers:

AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)

AIM V.I. Blue Chip Fund
AIM V.I. Dynamics Fund

AIM VARIABLE INSURANCE FUNDS (SERIES II SHARES)
AIM V.I. Capital Development Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
AllianceBernstein Global Technology Portfolio
AllianceBernstein Small/Mid Cap Value Portfolio
AllianceBernstein Value Portfolio

DELAWARE VIP TRUST (SERVICE CLASS)
Delaware VIP Growth Opportunities Series
Delaware VIP International Value Equity Series

FIDELITY VARIABLE INSURANCE PRODUCTS FUND (SERVICE CLASS 2)
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Contrafund(R) Portfolio
Fidelity VIP Growth Opportunities Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Value Strategies Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
FT VIP Franklin Growth and Income Securities Fund
FT VIP Franklin Large Cap Growth Securities Fund
FT VIP Franklin Small Cap Value Securities Fund
FT VIP Templeton Foreign Securities Fund

JANUS ASPEN SERIES (SERVICE SHARES)
Janus Aspen Growth and Income Portfolio

MFS(R) VARIABLE INSURANCE TRUST(SM) (SERVICE CLASS)
MFS(R) Mid Cap Growth Series
MFS(R) Utilities Series

OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)
Oppenheimer Balanced Fund/VA
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Global Securities Fund/VA
Oppenheimer High Income Fund/VA
Oppenheimer Main Street Fund/VA

SCUDDER INVESTMENT VIT FUNDS
Scudder VIT EAFE Equity Index Fund


                                    SERVICES

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. Allmerica Financial serves as custodian of the assets of the Separate Account IMO. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. The Company's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP is the Company's Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP is located at 125 High Street, Boston MA 02110.


MAIL ROOM SERVICES. Boston Financial Data Services, Inc. with principal offices at 2 Heritage Drive, North Quincy, Massachusetts 02171, provides mailroom service facilities and lockbox services to the Company.

OTHER SERVICE ARRANGEMENTS

We may enter into certain arrangements under which we (or our affiliates) are compensated by the investment advisers, distributors and/or affiliates of the underlying funds for the distribution and/or administrative services which we provide to the underlying funds. The amount of the compensation usually is based on the aggregate net asset value of assets held in the Variable Account of the Company that are invested in an underlying funds. The amounts we receive under these arrangements currently range from 0.10% to 0.40%.

                          UNDERWRITERS AND DISTRIBUTION

VeraVest Investments, Inc. ("VeraVest"; formerly Allmerica Investments, Inc.), a wholly-owned subsidiary of Allmerica Financial, acts as the principal underwriter and general distributor of the Policies. VeraVest is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). VeraVest is located at 440 Lincoln Street, Worcester, MA 01653. The Policies were sold by agents of Allmerica Financial who were registered representatives of VeraVest or of other broker-dealers. The Policies are no longer being issued.

The Company pays commissions to registered representatives who sold the Policy based on a commission schedule. After issue of the Policy or an increase in the Face Amount, commissions generally equal 50% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions generally equal 4% of any additional premiums. However, we may pay higher amounts under certain circumstances.

Commissions paid on the Policies, including other incentives or payments, are not charged to Policy Owners or to the Variable Account.


The aggregate amounts of commissions paid to VeraVest for sales of all policies funded by Separate Account IMO of Allmerica Financial for the years 2002, 2003 and 2004 were $13,909.74, $5,799.49, and $1,978.98, respectively. No commissions were retained by VeraVest for sales of all contracts funded by Separate Account IMO (including contracts not described in the Prospectus) for the years 2002, 2003 and 2004.


                    MORE INFORMATION ABOUT THE DEATH BENEFIT

GUIDELINE MINIMUM DEATH BENEFIT

In order to qualify as "life insurance" under the Federal tax laws, the VUL 2001 Policy must provide a Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit will be determined as of the date of death. If Death Benefit Option 1 or Death Benefit Option 2 is in effect, the Guideline Minimum Death Benefit is obtained by multiplying the Policy Value by a percentage factor for the Insured's attained age, as shown below. If Death Benefit Option 3 is in effect, the Guideline Minimum Death Benefit is obtained by multiplying the Policy Value by a percentage for the Insured's attained age, sex, and underwriting class, as set forth in the Policy.

The Guideline Minimum Death Benefit Table below is used when Death Benefit Option 1 or Death Benefit Option 2 is in effect. The Guideline Minimum Death Benefit Table reflects the requirements of the "guideline premium/guideline death benefit" test set forth in the Federal tax laws. Guideline Minimum Death Benefit factors are set forth in the Policy when Death Benefit Option 3 is in effect. These factors reflect the requirements of the "cash value accumulation" test set forth in the Federal tax laws. The Guideline Minimum Death Benefit factors will be adjusted to conform to any changes in the tax laws.

                  GUIDELINE MINIMUM DEATH BENEFIT FACTORS TABLE
               (DEATH BENEFIT OPTION 1 AND DEATH BENEFIT OPTION 2)

Under Death Benefit Option 1 and Death Benefit Option 2, the Guideline Minimum Death Benefit is a percentage of the Policy Value as set forth below:

                                              PERCENTAGE OF
               ATTAINED AGE                    POLICY VALUE
               ------------                    ------------
                    40 and under                   250%
                    41                             243%
                    42                             236%
                    43                             229%
                    44                             222%
                    45                             215%
                    46                             209%
                    47                             203%
                    48                             197%
                    49                             191%
                    50                             185%
                    51                             178%
                    52                             171%
                    53                             164%
                    54                             157%
                    55                             150%
                    56                             146%
                    57                             142%
                    58                             138%
                    59                             134%
                    60                             130%
                    61                             128%
                    62                             126%
                    63                             124%
                    64                             122%
                    65                             120%
                    66                             119%
                    67                             118%
                    68                             117%
                    69                             116%
                    70                             115%
                    71                             113%
                    72                             111%
                    73                             109%
                    74                             107%
                    75 - 90                        105%
                    91                             104%
                    92                             103%
                    93                             102%
                    94                             101%
                    95 and above                   100%

NET DEATH BENEFIT

The Policy provides three death benefit options: The Death Benefit Option 1, Death Benefit Option 2, and Death Benefit Option 3 (for more information, see ELECTION OF DEATH BENEFIT OPTIONS, below). If the Policy is in force on the Insured's death, we will, with due proof of death, pay the Net Death Benefit under the applicable death benefit option to the named beneficiary. We will normally pay the Net Death Benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of Net Death Benefits under certain circumstances described in the Prospectus. The beneficiary may receive the Net Death Benefit in a lump sum or under a payment option.

The Net Death Benefit depends on the current Face Amount and Death Benefit Option that is in effect on the date of death. Before the Final Payment Date, the Net Death Benefit is:

     - The death benefit provided under Death Benefit Option 1, Death Benefit Option 2, or Death Benefit Option 3, whichever is elected and in effect on the date of death, PLUS

     - Any other insurance on the Insured's life that is provided by an optional benefit, MINUS

     - Any Outstanding Loan, any partial withdrawals, partial withdrawal costs, and due and unpaid monthly charges through the Policy month in which the Insured dies.

After the Final Payment Date, if the Guaranteed Death Benefit is not in effect, the Net Death Benefit is generally the greater of:

     - the Face Amount as of the Final Payment Date less any Outstanding loan, any partial withdrawals and withdrawal charges; or

     - the Policy Value as of the date due proof of death is received by the Company.

Where permitted by state law, we will compute the Net Death Benefit on

     - The date we receive due proof of the Insured's death under Death Benefit Option 2 OR

     -   The date of death for Death Benefit Options 1 and 3.

If required by state law, we will compute the Net Death Benefit on the date of death for Death Benefit Option 2 as well as for Death Benefit Options 1 and 3.

ELECTION OF DEATH BENEFIT OPTIONS

Federal tax law requires a Guideline Minimum Death Benefit in relation to Policy Value for a Contract to qualify as life insurance. Under current Federal tax law, either the Guideline Premium Test or the Cash Value Accumulation Test can be used to determine if the Contract complies with the definition of "life insurance" under the Code. At the time of application, you may elect either of the tests. If you elect the Guideline Premium Test, you will have the choice of electing Death Benefit Option 1 or Death Benefit Option 2. If you elect the Cash Value Accumulation Test, Death Benefit Option 3 will apply.

GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST
There are two main differences between the Guideline Premium Test and the Cash Value Accumulation Test. First, the Guideline Premium Test limits the amount of premium that may be paid into a Contract, while no such limits apply under the Cash Value Accumulation Test. Second, the factors that determine the Guideline Minimum Death Benefit relative to the Policy Value are different. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING BETWEEN THE GUIDELINE PREMIUM TEST AND THE CASH VALUE ACCUMULATION TEST AND IN CHOOSING A DEATH BENEFIT OPTION.

The Guideline Premium Test limits the amount of premiums payable under a Contract to a certain amount for an Insured of a particular age, sex, and underwriting class. Under the Guideline Premium Test, you may choose between Death Benefit Option 1 or Death Benefit Option 2, as described below. After issuance of the Contract, you may change the selection from Death Benefit Option 1 to Death Benefit Option 2, or vice versa.

The Cash Value Accumulation Test requires that the Death Benefit must be sufficient so that the cash Surrender Value does not at any time exceed the net single premium required to fund the future benefits under the Contract. Under the Cash Value Accumulation Test, required increases in the Guideline Minimum Death Benefit (due to growth in Policy Value) will generally be greater than under the Guideline Premium Test. If you choose the Cash Value Accumulation Test, ONLY Death Benefit Option 3 is available. You may NOT switch between Death Benefit Option 3 to Death Benefit Option 1 or to Death Benefit Option 2, or vice versa.

DEATH BENEFIT OPTION 1 -- LEVEL DEATH BENEFIT WITH GUIDELINE PREMIUM TEST
Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Guideline Minimum Death Benefit, as set forth in Table A in Appendix A. The Death Benefit will remain level unless the Guideline Minimum

Death Benefit is greater than the Face Amount. If the Guideline Minimum Death Benefit is greater than the Face Amount, the Death Benefit will vary as the Policy Value varies.
Death Benefit Option 1 will offer the best opportunity for the Policy Value to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

DEATH BENEFIT OPTION 2 -- ADJUSTABLE DEATH BENEFIT WITH GUIDELINE PREMIUM TEST Under Option 2, the Death Benefit is equal to the greater of (1) the Face Amount plus the Policy Value or (2) the Guideline Minimum Death Benefit, as set forth in Table A in Appendix A. The Death Benefit will vary as the Policy Value changes, but will never be less than the Face Amount.

Death Benefit Option 2 will offer the best opportunity to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Policy Value, and will decrease whenever there is a decrease in the Policy Value. The Death Benefit will never go below the Face Amount.

DEATH BENEFIT OPTION 3 -- LEVEL DEATH BENEFIT WITH CASH VALUE ACCUMULATION TEST Under Option 3, the Death Benefit will equal the greater of (1) the Face Amount or (2) the Policy Value multiplied by the applicable factor as set forth in the Policy. The applicable factor depends upon the Underwriting Class, sex (unisex if required by law), and then-attained age of the Insured. The factors decrease slightly from year to year as the attained age of the Insured increases.

Death Benefit Option 3 will offer the best opportunity for an increasing death benefit in later Policy years and/ or to fund the Policy at the "seven-pay" limit for the full seven years. When the Policy Value multiplied by the applicable death benefit factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Policy Value, and will decrease whenever there is a decrease in the Policy Value. However, the Death Benefit will never go below the Face Amount.

ALL DEATH BENEFIT OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.

EXAMPLES

For the purposes of the following illustrations, assume that the Insured is under the age of 40, and that there is no Outstanding Loan.

EXAMPLE OF DEATH BENEFIT OPTION 1
Under Option 1, a Policy with a $100,000 Face Amount will have a death benefit of $100,000. However, because the death benefit must be equal to or greater than 250% of Policy Value (from Appendix A), if the Policy Value exceeds $40,000 the death benefit will exceed the $100,000 Face Amount. In this example, each dollar of Policy Value above $40,000 will increase the death benefit by $2.50.

For example, a Policy with a Policy Value of

     - $50,000 will have a Guideline Minimum Death Benefit of $125,000 (e.g., $50,000 X 2.50);

     - $60,000 will produce a Guideline Minimum Death Benefit of $150,000 (e.g., $60,000 X 2.50);

     - $75,000 will produce a Guideline Minimum Death Benefit of $187,500 (e.g., $75,000 X 2.50).

Similarly, if Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the death benefit by $2.50. If, for example, the Policy Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $150,000 to $125,000. However, the death benefit will never be less than the Face Amount of the Policy.

The Guideline Minimum Death Benefit Factor becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 185%. The death benefit would be greater than $100,000 Face Amount when the Policy Value exceeds $54,054 (rather than $40,000), and each dollar then added to or taken from Policy Value would change the death benefit by $1.85.

EXAMPLE OF DEATH BENEFIT OPTION 2
In this example, assume that the Insured is under the age of 40 and that there is no Outstanding Loan. The Face Amount of the Policy is $100,000.

Under Death Benefit Option 2, a Policy with a Face Amount of $100,000 will produce a death benefit of $100,000 plus Policy Value. For example, a Policy with Policy Value of

     -   $10,000 will produce a death benefit of $110,000 (e.g., $100,000 +
         $10,000);

     -   $25,000 will produce a death benefit of $125,000 (e.g., $100,000 +
         $25,000);

     -   $50,000 will produce a death benefit of $150,000 (e.g., $100,000 +
         $50,000).

However, the Guideline Minimum Death Benefit must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $66,667, 250% of the Policy Value will be Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit will be greater than the Face Amount plus Policy Value. In this example, each dollar of Policy Value above $66,667 will increase the death benefit by $2.50. For example, if the Policy Value is

     - $70,000, the Guideline Minimum Death Benefit will be $175,000 (e.g., $70,000 X 2.50);

     - $80,000, the Guideline Minimum Death Benefit will be $200,000 (e.g., $80,000 X 2.50);

     - $90,000, the Guideline Minimum Death Benefit will be $225,000 (e.g., $90,000 X 2.50).

Similarly, if Policy Value exceeds $66,667, each dollar taken out of Policy Value will reduce the death benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $70,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $200,000 to $175,000. If, however, the Policy Value TIMES

     -   The Guideline Minimum Death Benefit factor is LESS THAN

     -   The Face Amount PLUS Policy Value, THEN

     -   The death benefit will be the Face Amount PLUS Policy Value.

The Guideline Minimum Death Benefit factor becomes lower as the Insured's age increases. If the Insured's age in the above example were 50, the death benefit must be at least 185% of the Policy Value. The death benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,667). Each dollar added to or subtracted from the Policy would change the death benefit by $1.85.

EXAMPLE OF DEATH BENEFIT OPTION 3
In this example, assume that the insured is a male, age 35, preferred non-smoker and that there is no Outstanding Loan.

Under Death Benefit Option 3, a Policy with a Face Amount of $100,000 will have a death benefit of $100,000. However, because the death benefit must be equal to or greater than 437% of policy value (in policy year 1), if the Policy Value exceeds $22,883 the death benefit will exceed the $100,000 face amount. In this example, each dollar of Policy Value above $22,883 will increase the death benefit by $4.37.

For example, a Policy with a Policy Value of:

     -   $50,000 will have a Death Benefit of $218,500 ($50,000 X 4.37);

     -   $60,000 will produce a Death Benefit of $262,200 ($60,000 X 4.37);

     -   $75,000 will produce a Death Benefit of $327,750 ($75,000 X 4.37).

Similarly, if Policy Value exceeds $22,883, each dollar taken out of policy value will reduce the death benefit by $4.37. If, for example, the policy value is reduced from $60,000 to $50,000 because of partial withdrawals, charges, or negative investment performance, the death benefit will be reduced from $262,200 to $218,500. If, however, the product of the Policy Value times the applicable percentage is less than the face amount, the death benefit will equal the face amount.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than 35), the applicable percentage would be 270% (in policy year 1).

The death benefit would not exceed the $100,000 face amount unless the Policy Value exceeded $37,037 (rather than $22,883), and each dollar then added to or taken from policy value would change the death benefit by $2.70.

CHANGING BETWEEN DEATH BENEFIT OPTIONS

You may change between Death Benefit Option 1 and Death Benefit Option 2 once each Policy year by written request. (YOU MAY NOT CHANGE BETWEEN DEATH BENEFIT OPTION 3 TO DEATH BENEFIT OPTION 1 OR TO DEATH BENEFIT OPTION 2, OR VICE VERSA). Changing options may require evidence of insurability. The change takes effect on the monthly processing date on or following the date of underwriting approval. We will impose no charge for changes in death benefit options.

CHANGE FROM DEATH BENEFIT OPTION 1 TO DEATH BENEFIT OPTION 2
If you change Death Benefit Option 1 to Death Benefit Option 2, we will decrease the Face Amount to equal:

     -   The death benefit MINUS

     -   The Policy Value on the date of the change

The change may not be made if the Face Amount would fall below $50,000. After the change from Death Benefit Option 1 to Death Benefit Option 2, future Monthly Insurance Protection charges may be higher or lower than if no change in option had been made. However, the insurance protection amount will always equal the Face Amount, unless the Guideline Minimum Death Benefit applies.

CHANGE FROM DEATH BENEFIT OPTION 2 TO DEATH BENEFIT OPTION 1
If you change Death Benefit Option 2 to Death Benefit Option 1, we will increase the Face Amount by the Policy Value on the date of the change. The death benefit will be the GREATER of:

     -   The new Face Amount or

     -   The Guideline Minimum Death Benefit under Death Benefit Option 1

After the change from Death Benefit Option 2 to Death Benefit Option 1, an increase in Policy Value will reduce the insurance protection amount and the Monthly Insurance Protection charge. A decrease in Policy Value will increase the insurance protection amount and the Monthly Insurance Protection charge.

A change in death benefit option may result in total payments exceeding the then current maximum payment limitation under federal tax law. Where total payments would exceed the current maximum payment limits, the excess first will be applied to repay any Outstanding Loans. If there are remaining excess payments, any such excess payments will be returned to you. However, we will accept a payment needed to prevent Policy lapse during a Policy year.

A change from Death Benefit Option 2 to Death Benefit Option 1 within five policy years of the Final Payment Date will terminate a Guaranteed Death Benefit.

GUARANTEED DEATH BENEFIT (NOT AVAILABLE IN ALL STATES)
An optional Guaranteed Death Benefit is available only at issue of the Policy. If the Guaranteed Death Benefit is in effect, the Company:
     - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account and
     -   provides a guaranteed Net Death Benefit.

In order to maintain the Guaranteed Death Benefit, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy.

Value when the Guaranteed Death Benefit is elected. Certain transactions, including policy loans, partial withdrawals, underwriting reclassifications, change in face amount, and change in Death Benefit Option, can result in the termination of the Guaranteed Death Benefit. If the Guaranteed Death Benefit is terminated, it cannot be reinstated.

GUARANTEED DEATH BENEFIT TESTS
While the Guaranteed Death Benefit is in effect, the Policy will not lapse if the following two tests are met:

1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any Outstanding Loans, partial withdrawals and withdrawal charges, must be greater than the minimum monthly payment multiplied by the number of months which have elapsed since the relevant Date of Issue; and

2.   On each Policy anniversary, (a) must exceed (b), where, since the Date of
     Issue:

     (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and Outstanding Loans, which is classified as a preferred loan; and
     (b) is the sum of the minimum Guaranteed Death Benefit premiums, as shown on the specifications page of the Policy.

GUARANTEED DEATH BENEFIT
If the Guaranteed Death Benefit is in effect on the Final Premium Payment Date, a guaranteed Death Benefit will be provided as long as the Guaranteed Death Benefit is not terminated. The Death Benefit will be the greater of:
     -   the Face Amount as of the Final Premium Payment Date; or
     - the Policy Value as of the date due proof of death is received by the Company.

TERMINATION OF THE GUARANTEED DEATH BENEFIT
The Guaranteed Death Benefit will end and may not be reinstated on the first to occur of the following:
     -   foreclosure of an Outstanding Loan; or
     - the date on which the sum of your payments less withdrawals and loans does not meet or exceed the applicable Guaranteed Death Benefit test (above); or
     -   any Policy change that results in a negative guideline level premium;
         or
     - the effective date of a change from Death Benefit Option 2 to Death Benefit Option 1, if such changes occur within 5 policy years of the Final Payment Date; or
     - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Guaranteed Death Benefit terminates.

                             PERFORMANCE INFORMATION

The Policies were first offered to the public in 1999. The Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence and based on the periods that the Underlying Funds have been in existence. Table I is based on the INCEPTION DATES OF THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT. Table II shows Sub-Account performance based on the INCEPTION DATES OF THE UNDERLYING FUNDS

The returns in the tables reflect the charges assessed against the Variable Account (e.g., the mortality and expense risk charge) and all charges and expenses of the Underlying Funds. However, the payment expense charge, the charges that vary with each Policy because they are based on certain factors that vary with the individual characteristics of the Insured (e.g., the Monthly Deduction and Surrender Charges), and transaction charges are not reflected in the rates of return shown below. If these charges were deducted, the returns in the tables would have been significantly lower. The tables do not illustrate how investment performance of the underlying funds will affect policy values and benefits because they do not reflect deduction of all applicable policy charges.

In each table, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2002. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

OTHER PERFORMANCE INFORMATION

We may compare performance information for a sub-account in reports and promotional literature to:

     -   Standard & Poor's 500 Composite Stock Price Index (S&P 500)

     -   Dow Jones Industrial Average (DJIA)

     -   Shearson, Lehman Aggregate Bond Index

     - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets

     - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.

     - Other services, companies, publications or persons, such as Morningstar, Inc., who rank the investment products on performance or other criteria

     -   The Consumer Price Index

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

     - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

     - The advantages and disadvantages of investing in tax-deferred and taxable investments

     -   Customer profiles and hypothetical payment and investment scenarios

     -   Financial management and tax and retirement planning

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses.

Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a fund's success in meeting its investment objectives.

                                     TABLE I
                   AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT

                      FOR PERIODS ENDING DECEMBER 31, 2004

                       SINCE INCEPTION OF THE SUB-ACCOUNT
            (EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES)

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE PAYMENT EXPENSE CHARGE, MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                  SUB-                                 10 YEARS
                                                                ACCOUNT       FOR YEAR                (OR SINCE
                                                               INCEPTION        ENDED         5       INCEPTION
                                                                  DATE        12/31/04      YEARS      IF LESS)
-----------------------------------------------------------------------------------------------------------------
AIT Core Equity Fund                                            05/01/01       10.41%        N/A        -1.46%
AIT Equity Index Fund                                           01/10/00       10.32%        N/A        -2.43%
AIT Government Bond Fund                                        05/01/01        2.12%        N/A         4.93%
AIT Money Market Fund                                           01/10/00        0.91%        N/A         2.77%
AIT Select Capital Appreciation Fund                            01/10/00       18.62%        N/A         6.51%
AIT Select Growth Fund                                          01/10/00        7.44%        N/A        -9.14%
AIT Select International Equity Fund                            01/10/00       14.47%        N/A        -2.53%
AIT Select Investment Grade Income Fund                         01/10/00        3.98%        N/A         6.78%
AIT Select Value Opportunity Fund                               01/10/00       19.35%        N/A        15.51%
AIM V.I. Aggressive Growth Fund                                 05/01/01       11.80%        N/A        -1.32%
AIM V.I. Blue Chip Fund                                         05/01/01        4.67%        N/A        -4.68%
AIM V.I. Dynamics Fund                                          05/01/01       13.34%        N/A        -3.84%
AIM V.I. Health Sciences Fund                                   05/01/01        7.57%        N/A         1.77%
AIM V.I. Premier Equity Fund                                    05/01/01        5.77%        N/A        -5.13%
AIM V.I. Basic Value Fund                                       05/01/02       10.84%        N/A         4.71%
AIM V.I. Capital Development Fund                               05/01/02       15.27%        N/A         5.88%
AllianceBernstein Global Technology Portfolio                   05/01/02        5.09%        N/A         1.25%
AllianceBernstein Growth and Income Portfolio                   05/01/01       11.22%        N/A         1.81%
AllianceBernstein Large Cap Growth Portfolio                    05/01/01        8.34%        N/A        -5.96%
AllianceBernstein Small/Mid Cap Value Portfolio                 05/01/02       19.07%        N/A        13.43%
AllianceBernstein Value Portfolio                               05/01/02       13.37%        N/A         8.30%
Delaware VIP Growth Opportunities Series                        05/01/01       12.13%        N/A         4.05%
Delaware VIP International Value Equity Series                  05/01/01       21.44%        N/A         9.64%
Fidelity VIP Equity-Income Portfolio                            01/10/00       11.53%        N/A         4.71%
Fidelity VIP Growth Portfolio                                   01/10/00        3.38%        N/A        -6.85%
Fidelity VIP High Income Portfolio                              01/10/00        9.59%        N/A        -0.06%
Fidelity VIP Overseas Portfolio                                 05/01/01       13.63%        N/A         1.42%
Fidelity VIP Asset Manager Portfolio                            05/01/01        5.18%        N/A         2.61%
Fidelity VIP Contrafund(R) Portfolio                            05/01/01       15.16%        N/A         6.84%
Fidelity VIP Growth Opportunities Portfolio                     05/01/01        6.89%        N/A        -0.17%
Fidelity VIP Mid Cap Portfolio                                  05/01/02       24.66%        N/A        16.17%
Fidelity VIP Value Strategies Portfolio                         05/01/02       13.84%        N/A        12.02%
FT VIP Franklin Growth and Income Securities Fund               05/01/01       10.61%        N/A         0.53%
FT VIP Franklin Large Cap Growth Securities Fund                05/01/02        7.93%        N/A         4.80%
FT VIP Franklin Small-Mid Cap Growth Securities Fund            05/01/01       11.47%        N/A         0.61%
FT VIP Franklin Small Cap Value Securities Fund                 05/01/02       23.74%        N/A        10.66%
FT VIP Mutual Shares Securities Fund                            05/01/01       12.63%        N/A         5.89%
FT VIP Templeton Foreign Securities Fund                        05/01/02       18.53%        N/A         8.44%
Janus Aspen Growth and Income Portfolio                         05/01/01       11.68%        N/A        -1.04%
Janus Aspen Large Cap Growth Portfolio                          05/01/00        4.20%        N/A        -9.90%
MFS(R) Mid Cap Growth Series                                    05/01/02       14.38%        N/A         4.34%
MFS(R) New Discovery Series                                     05/01/02        6.21%        N/A         2.53%
MFS(R) Total Return Series                                      05/01/02       11.03%        N/A         6.85%

                                                                  SUB-                                 10 YEARS
                                                                ACCOUNT       FOR YEAR                (OR SINCE
                                                               INCEPTION        ENDED         5       INCEPTION
                                                                  DATE        12/31/04      YEARS      IF LESS)
-----------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series                                         05/01/02       29.85%        N/A        16.04%
Oppenheimer Balanced Fund/VA                                    05/01/02        9.79%        N/A         8.39%
Oppenheimer Capital Appreciation Fund/VA                        05/01/02        6.62%        N/A         3.79%
Oppenheimer Global Securities Fund/VA                           05/01/02       18.88%        N/A        10.96%
Oppenheimer High Income Fund/VA                                 05/01/02        8.73%        N/A         9.88%
Oppenheimer Main Street Fund/VA                                 05/01/02        9.14%        N/A         4.38%
Pioneer Emerging Markets VCT Portfolio                          05/01/01       18.67%        N/A        17.43%
Pioneer Real Estate Shares VCT Portfolio                        05/01/01       35.39%        N/A        21.14%
Scudder VIT EAFE Equity Index                                   05/01/01       19.06%        N/A         0.38%
Scudder VIT Small Cap Index                                     05/01/01       17.76%        N/A         9.10%
Scudder Technology Growth Portfolio                             05/01/00        1.92%        N/A       -14.96%
SVS Dreman Financial Services Portfolio                         05/01/01       12.00%        N/A         7.73%
T. Rowe Price International Stock Portfolio                     01/10/00       13.77%        N/A        -4.46%


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                     TABLE 2
                          AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2004

                   SINCE INCEPTION OF THE UNDERLYING FUNDS(1)
            (EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES)

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE PAYMENT EXPENSE CHARGE, MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                                                       10 YEARS
                                                               PORTFOLIO      FOR YEAR                (OR SINCE
                                                               INCEPTION        ENDED         5       INCEPTION
                                                                 DATE         12/31/04      YEARS      IF LESS)
------------------------------------------------------------------------------------------------------------------
AIT Core Equity Fund*                                          04/29/85        10.41%       -4.09%       9.60%
AIT Equity Index Fund*                                         09/28/90        10.32%       -2.57%      11.58%
AIT Government Bond Fund*                                      08/26/91         2.12%        6.08%       6.15%
AIT Money Market Fund*                                         04/29/85         0.91%        2.79%       4.12%
AIT Select Capital Appreciation Fund*                          04/28/95        18.62%        6.53%      13.48%
AIT Select Growth Fund*                                        08/21/92         7.44%       -9.47%       8.10%
AIT Select International Equity Fund*                          05/02/94        14.47%       -3.37%       7.03%
AIT Select Investment Grade Income Fund*                       04/29/85         3.98%        6.70%       7.04%
AIT Select Value Opportunity Fund *                            04/30/93        19.35%       15.23%      14.38%
AIM V.I. Aggressive Growth Fund*                               05/01/98        11.80%       -3.64%       2.65%
AIM V.I. Blue Chip Fund*                                       12/29/99         4.67%       -7.21%      -7.20%
AIM V.I. Dynamics Fund                                         08/25/97        13.34%       -6.71%       4.24%
AIM V.I. Health Sciences Fund                                  05/22/97         7.57%        3.45%       9.24%
AIM V.I. Premier Equity Fund*                                  05/05/93         5.77%       -7.19%       8.67%
AIM V.I. Basic Value Fund*                                     09/10/01        10.84%         N/A        5.01%
AIM V.I. Capital Development Fund*                             05/01/98        15.27%        4.04%       5.72%
AllianceBernstein Global Technology Portfolio*                 01/11/96         5.09%      -12.49%       6.22%
AllianceBernstein Growth and Income Portfolio*                 01/14/91        11.22%        5.40%      14.14%
AllianceBernstein Large Cap Growth Portfolio*                  06/26/92         8.34%       -8.67%      11.32%
AllianceBernstein Small/Mid Cap Value Portfolio*               05/01/01        19.07%         N/A       16.51%
AllianceBernstein Value Portfolio*                             05/01/01        13.37%         N/A        6.81%
Delaware VIP Growth Opportunities Series*                      07/12/91        12.13%       -1.89%      11.52%
Delaware VIP International Value Equity Series*                10/29/92        21.44%        6.32%       9.65%
Fidelity VIP Equity-Income Portfolio                           10/09/86        11.53%        4.46%      11.31%
Fidelity VIP Growth Portfolio                                  10/09/86         3.38%       -6.79%       9.97%
Fidelity VIP High Income Portfolio                             09/19/85         9.59%       -0.27%       5.17%
Fidelity VIP Overseas Portfolio                                01/28/87        13.63%       -3.70%       6.32%
Fidelity VIP Asset Manager Portfolio*                          09/06/89         5.18%        0.63%       7.74%
Fidelity VIP Contrafund(R) Portfolio*                          01/03/95        15.16%        1.71%      13.83%
Fidelity VIP Growth Opportunities Portfolio*                   01/03/95         6.89%       -5.30%       7.25%
Fidelity VIP Mid Cap Portfolio*                                12/28/98        24.66%       14.82%      20.45%
Fidelity VIP Value Strategies Portfolio*                       02/20/02        13.84%         N/A       13.16%
FT VIP Franklin Growth and Income Securities Fund*             01/24/89        10.61%        7.28%       1.90%
FT VIP Franklin Large Cap Growth Securities Fund*              05/01/96         7.93%       -0.93%       8.40%
FT VIP Franklin Small-Mid Cap Growth Securities Fund*          11/01/95        11.47%       -4.64%       9.90%
FT VIP Franklin Small Cap Value Securities Fund*               05/01/98        23.74%       16.11%       7.96%
FT VIP Mutual Shares Securities Fund*                          11/08/96        12.63%        7.30%       9.46%
FT VIP Templeton Foreign Securities Fund*                      05/01/92        18.53%        0.91%       8.68%
Janus Aspen Growth and Income Portfolio                        05/01/98        11.68%       -4.38%       7.89%
Janus Aspen Large Cap Growth Portfolio                         09/13/93         4.20%       -8.46%       8.49%
MFS(R) Mid Cap Growth Series*                                  05/01/00        14.38%         N/A       -7.13%
MFS(R) New Discovery Series*                                   05/01/98         6.21%       -2.20%       7.08%
MFS(R) Total Return Series*                                    01/03/95        11.03%        7.11%      11.04%

                                                                                                       10 YEARS
                                                               PORTFOLIO      FOR YEAR                (OR SINCE
                                                               INCEPTION        ENDED         5       INCEPTION
                                                                 DATE         12/31/04      YEARS      IF LESS)
-----------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series*                                       01/03/95        29.85%        1.84%      13.34%
Oppenheimer Balanced Fund/VA*                                  02/09/87         9.79%        5.78%       9.87%
Oppenheimer Capital Appreciation Fund/VA*                      04/03/85         6.62%       -2.47%      12.75%
Oppenheimer Global Securities Fund/VA*                         11/12/90        18.88%        3.92%      12.31%
Oppenheimer High Income Fund/VA*                               04/30/86         8.73%        5.06%       7.49%
Oppenheimer Main Street Fund/VA*                               07/05/95         9.14%       -1.84%       9.86%
Pioneer Emerging Markets VCT Portfolio*                        10/30/98        18.67%        2.34%      12.77%
Pioneer Real Estate Shares VCT Portfolio*                      03/01/95        35.39%       20.93%      14.62%
Scudder VIT EAFE Equity Index                                  08/22/97        19.06%       -4.81%       1.70%
Scudder VIT Small Cap Index                                    08/22/97        17.76%        6.09%       7.13%
Scudder Technology Growth Portfolio                            05/03/99         1.92%      -12.57%      -1.70%
SVS Dreman Financial Services Portfolio                        05/04/98        12.00%        9.69%       6.00%
T. Rowe Price International Stock Portfolio                    03/31/94        13.77%       -4.96%       4.65%


(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

* These funds include a charge for 12b-1 fees. For periods beyond the inception date of the Sub-Accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Company as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, and the financial statements of Separate Account IMO of the Company as of December 31, 2004 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company and its subsidiaries at December 31, 2004, and 2003 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 4 to the consolidated financial statements, effective January 1, 2004 the Company adopted Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional
Long-Duration Contracts and for Separate Accounts.


/s/ PricewaterhouseCoopers LLP


Hartford, Connecticut
February 24, 2005

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Consolidated Statements Of Income

FOR THE YEARS ENDED DECEMBER 31,                                             2004            2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
REVENUES

  Premiums                                                               $       39.5    $       41.9    $       48.1
  Universal life and investment product policy fees                             280.0           319.3           409.8
  Net investment income                                                         217.5           270.9           384.2
  Net realized investment gains (losses)                                          8.6            16.4          (137.7)
  Other income                                                                   40.2           121.1            97.7
                                                                         ------------    ------------    ------------
    Total revenues                                                              585.8           769.6           802.1
                                                                         ------------    ------------    ------------

BENEFITS, LOSSES AND EXPENSES
  Policy benefits, claims, losses and loss adjustment expenses                  231.1           265.2           485.6
  Policy acquisition expenses                                                   120.8           145.1           655.9
  Interest on trust instruments supported by funding obligations                 51.8            53.4            61.7
  Loss (gain) from retirement of trust instruments supported by
    funding obligations                                                           0.2            (5.7)         (102.6)
  Additional consideration received from sale of defined contribution
    business                                                                        -               -            (3.6)
  (Gain) loss from sale of universal life business                                  -            (5.5)           31.3
  Restructuring costs                                                             5.3            29.0            14.8
  Losses (gains) on derivative instruments                                        0.6            10.3           (40.3)
  Other operating expenses                                                      164.8           278.9           316.5
                                                                         ------------    ------------    ------------
    Total benefits, losses and expenses                                         574.6           770.7         1,419.3
                                                                         ------------    ------------    ------------
  Income (loss) before federal income taxes                                      11.2            (1.1)         (617.2)
                                                                         ------------    ------------    ------------

FEDERAL INCOME TAX BENEFIT
  Current                                                                       (80.5)            2.5           (28.5)
  Deferred                                                                       44.7           (19.9)         (215.3)
                                                                         ------------    ------------    ------------
    Total federal income tax benefit                                            (35.8)          (17.4)         (243.8)
                                                                         ------------    ------------    ------------

Income (loss) before cumulative effect of change in accounting
  principle                                                                      47.0            16.3          (373.4)

Cumulative effect of change in accounting principle                             (57.2)              -            (1.6)
                                                                         ------------    ------------    ------------
Net (loss) income                                                        $      (10.2)   $       16.3    $     (375.0)
                                                                         ============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Consolidated Balance Sheets

DECEMBER 31,                                                                           2004            2003
---------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
ASSETS
  Investments:
    Fixed maturities at fair value (amortized cost of $3,826.6 and $3,912.6)       $    3,976.1    $    4,080.1
    Equity securities at fair value (cost of $3.4 and $6.2)                                 5.6            10.3
    Mortgage loans                                                                         64.1           122.3
    Policy loans                                                                          256.4           268.0
    Other long-term investments                                                            54.7            80.0
                                                                                   ------------    ------------
      Total investments                                                                 4,356.9         4,560.7
                                                                                   ------------    ------------
  Cash and cash equivalents                                                               280.9           553.6
  Accrued investment income                                                                67.4            76.2
  Premiums, accounts and notes receivable, net                                              4.2             3.8
  Reinsurance receivable on paid and unpaid losses, benefits and
    unearned premiums                                                                     986.6         1,042.9
  Deferred policy acquisition costs                                                       694.1           894.6
  Deferred federal income taxes                                                           207.9           223.8
  Other assets                                                                            248.5           157.4
  Separate account assets                                                              10,455.0        11,835.4
                                                                                   ------------    ------------
      Total assets                                                                 $   17,301.5    $   19,348.4
                                                                                   ============    ============

LIABILITIES
  Policy liabilities and accruals:
    Future policy benefits                                                         $    3,462.3    $    3,556.8
    Outstanding claims and losses                                                         110.3           105.2
    Unearned premiums                                                                       3.4             3.5
    Contractholder deposit funds and other policy liabilities                             374.7           675.5
                                                                                   ------------    ------------
      Total policy liabilities and accruals                                             3,950.7         4,341.0
                                                                                   ------------    ------------
  Expenses and taxes payable                                                              645.4           764.7
  Reinsurance premiums payable                                                             12.3            12.1
  Trust instruments supported by funding obligations                                    1,126.0         1,200.3
  Separate account liabilities                                                         10,455.0        11,835.4
                                                                                   ------------    ------------
      Total liabilities                                                                16,189.4        18,153.5
                                                                                   ------------    ------------
  Commitments and contingencies (Notes 15 and 19)

SHAREHOLDER'S EQUITY
  Common stock, $1,000 par value, 10,000 shares authorized, 2,526
    shares issued and outstanding                                                           2.5             2.5
  Additional paid-in capital                                                            1,000.0         1,075.0
  Accumulated other comprehensive loss                                                    (21.1)          (23.5)
  Retained earnings                                                                       130.7           140.9
                                                                                   ------------    ------------
      Total shareholder's equity                                                        1,112.1         1,194.9
                                                                                   ------------    ------------
      Total liabilities and shareholder's equity                                   $   17,301.5    $   19,348.4
                                                                                   ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Consolidated Statements of Shareholder's Equity

FOR THE YEARS ENDED DECEMBER 31,                                                  2004            2003            2002
--------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
COMMON STOCK
  Balance at beginning and end of year                                        $        2.5    $        2.5    $        2.5
                                                                              ------------    ------------    ------------
ADDITIONAL PAID-IN CAPITAL
  Balance at beginning of year                                                     1,075.0         1,075.0           887.0
  Return of capital                                                                  (75.0)              -           188.0
                                                                              ------------    ------------    ------------
  Balance at end of year                                                           1,000.0         1,075.0         1,075.0
                                                                              ------------    ------------    ------------

ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

  Net unrealized appreciation (depreciation) on investments and derivative instruments:
  Balance at beginning of year                                                         3.1            14.8            21.0
  Appreciation (depreciation) during the period:
    Net appreciation (depreciation) on available-for-sale securities and
      derivative instruments                                                          10.8           (17.9)           (9.6)
    (Provision) benefit for deferred federal income taxes                             (3.8)            6.2             3.4
                                                                              ------------    ------------    ------------
                                                                                       7.0           (11.7)           (6.2)
                                                                              ------------    ------------    ------------
  Balance at end of year                                                              10.1             3.1            14.8
                                                                              ------------    ------------    ------------
  Minimum Pension Liability:
  Balance at beginning of year                                                       (26.6)          (44.0)          (15.5)
  (Increase) decrease during the period:
    (Increase) decrease in minimum pension liability                                  (7.1)           26.8           (43.8)
    Benefit (provision) for deferred federal income taxes                              2.5            (9.4)           15.3
                                                                              ------------    ------------    ------------
                                                                                      (4.6)           17.4           (28.5)
                                                                              ------------    ------------    ------------
  Balance at end of year                                                             (31.2)          (26.6)          (44.0)
                                                                              ------------    ------------    ------------
  Total accumulated other comprehensive loss                                         (21.1)          (23.5)          (29.2)
                                                                              ------------    ------------    ------------

RETAINED EARNINGS
  Balance at beginning of year                                                       140.9           149.6           524.6
  Dividend                                                                               -           (25.0)              -
  Net (loss) income                                                                  (10.2)           16.3          (375.0)
                                                                              ------------    ------------    ------------
  Balance at end of year                                                             130.7           140.9           149.6
                                                                              ------------    ------------    ------------

    Total shareholder's equity                                                $    1,112.1    $    1,194.9    $    1,197.9
                                                                              ============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Consolidated Statements of Comprehensive (Loss) Income

FOR THE YEARS ENDED DECEMBER 31,                                                  2004            2003            2002
--------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Net (loss) income                                                             $      (10.2)   $       16.3    $     (375.0)
                                                                              ------------    ------------    ------------
Other comprehensive income (loss):
  Available-for-sale securities:
    Net (depreciation) appreciation during the period                                (19.9)          (10.7)           48.9
    Benefit (provision) for deferred federal income taxes                              6.9             3.7           (17.1)
                                                                              ------------    ------------    ------------
  Total available-for-sales securities                                               (13.0)           (7.0)           31.8
                                                                              ------------    ------------    ------------
  Derivative instruments:
    Net appreciation (depreciation) during the period                                 30.7            (7.2)          (58.5)
    (Provision) benefit for deferred federal income taxes                            (10.7)            2.5            20.5
                                                                              ------------    ------------    ------------
  Total derivatives instruments                                                       20.0            (4.7)          (38.0)
                                                                              ------------    ------------    ------------
                                                                                       7.0           (11.7)           (6.2)
                                                                              ------------    ------------    ------------
  Minimum pension liability:
    (Increase) decrease in minimum pension liability                                  (7.1)           26.8           (43.8)
    Benefit (provision) for deferred federal income taxes                              2.5            (9.4)           15.3
                                                                              ------------    ------------    ------------
                                                                                      (4.6)           17.4           (28.5)
                                                                              ------------    ------------    ------------
Other comprehensive income (loss)                                                      2.4             5.7           (34.7)
                                                                              ------------    ------------    ------------
Comprehensive (loss) income                                                   $       (7.8)   $       22.0    $     (409.7)
                                                                              ============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Consolidated Statements of Cash Flows

FOR THE YEARS ENDED DECEMBER 31,                                                  2004            2003            2002
--------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES
  Net (loss) income                                                           $      (10.2)   $       16.3    $     (375.0)
  Adjustments to reconcile net (loss) income to net cash (used in)
    provided by operating activities:
    Net realized investment (gains) losses                                            (8.6)          (16.4)          137.7
    (Gains) losses on derivative instruments                                          (1.2)            6.9           (40.3)
    Losses on futures contracts                                                       25.1            10.2               -
    Impairment of capitalized technology                                                 -             3.4            29.8
    Net amortization and depreciation                                                 27.9            29.2            18.0
    Interest credited to contractholder deposit funds and trust
      instruments supported by funding obligations                                    46.1            57.4            84.4
    Gain from retirement of trust instruments supported by funding
      obligations                                                                      0.2            (5.7)         (102.6)
    (Gain) loss from sale of universal life business                                     -            (5.5)           31.3
    Deferred federal income taxes                                                     44.7           (19.9)         (215.3)
    Change in deferred acquisition costs                                             128.3           135.3           386.7
    Change in premiums and notes receivable, net of reinsurance
      premiums payable                                                                (0.3)         (500.4)            0.9
    Change in accrued investment income                                                8.9            13.4             7.4
    Change in policy liabilities and accruals, net                                  (322.0)         (412.4)         (221.7)
    Change in reinsurance receivable                                                  56.3            21.8            15.1
    Change in expenses and taxes payable                                             (85.9)         (223.1)          189.7
    Other, net                                                                        24.4            45.5            (3.3)
                                                                              ------------    ------------    ------------
      Net cash used in by operating activities                                       (66.3)         (844.0)          (57.2)
                                                                              ------------    ------------    ------------
CASH FLOWS FROM INVESTING ACTIVITIES
    Proceeds from disposals and maturities of available-for-sale fixed
      maturities                                                                     967.9         1,907.7         3,503.6
    Proceeds from disposals of equity securities                                       8.8            70.5             0.5
    Proceeds from disposals of other investments                                      43.0            64.3            60.4
    Proceeds from mortgages sold, matured or collected                                58.7            53.7            52.3
    Purchase of available-for-sale fixed maturities                                 (762.1)       (1,236.6)       (1,997.6)
    Purchase of equity securities                                                     (2.7)          (40.2)           (1.4)
    Purchase of other investments                                                     (5.0)          (21.9)          (31.3)
    Capital expenditures                                                              (5.8)           (5.0)          (11.5)
    Net receipts (payments) related to margin deposits on derivative
      instruments                                                                     (4.9)           56.6           (72.0)
    Proceeds from disposal company owned life insurance                                  -            64.9               -
    Other investing activities, net                                                    0.2            94.8            16.8
                                                                              ------------    ------------    ------------
      Net cash provided by investing activities                                      298.1         1,008.8         1,519.8
                                                                              ------------    ------------    ------------
CASH FLOWS FROM FINANCING ACTIVITIES
    Deposits to contractholder deposit funds                                             -               -           100.0
    Withdrawals from contractholder deposit funds                                   (183.4)          (32.7)       (1,023.7)
    Deposits to trust instruments supported by funding obligations                       -               -           112.0
    Withdrawals from trust instruments supported by funding obligations             (182.7)         (156.9)         (578.9)
    Change in collateral related to securities lending program                      (138.4)          263.5            47.3
    (Dividend) capital contribution                                                      -            (0.6)           42.1
                                                                              ------------    ------------    ------------
      Net cash (used in) provided by financing activities                           (504.5)           73.3        (1,301.2)
                                                                              ------------    ------------    ------------
Net change in cash and cash equivalents                                             (272.7)          238.1           161.4
Cash and cash equivalents, beginning of period                                       553.6           315.5           154.1
                                                                              ------------    ------------    ------------
Cash and cash equivalents, end of period                                      $      280.9    $      553.6    $      315.5
                                                                              ============    ============    ============
SUPPLEMENTAL CASH FLOW INFORMATION
Interest payments                                                             $          -    $          -    $       (0.7)
Income tax refunds                                                            $       52.0    $       29.8    $        9.1

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION
Allmerica Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of AFLIAC include the accounts of First Allmerica Financial Life Insurance Company ("FAFLIC") and certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries).

Effective December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of AFC as well as the immediate parent of FAFLIC, which remains a Massachusetts domiciled life insurance company. As a result of this transaction, and in consideration of the decision not to write new business, AFLIAC agreed with the Massachusetts Insurance Commissioner to maintain certain surplus levels indefinitely.

At December 31, 2004, the Company manages a block of existing variable annuity, variable universal life and traditional life insurance products, as well as certain group retirement products and a block of Guaranteed Investment Contracts ("GICs"). During 2003, the Company managed this existing life insurance business and also operated our independent broker/dealer business, which was conducted through VeraVest Investment, Inc. ("VeraVest"). VeraVest distributed third party investment and insurance products. In the fourth quarter of 2003, we announced the cessation of retail sales through VeraVest (see Note 3 - Significant Transactions). In addition, prior to September 30, 2002, the Company actively manufactured and sold variable annuities, variable universal life and traditional life insurance products. Subsequent to our announcement on September 27, 2002 that we planned to consider strategic alternatives, including a significant reduction of sales of proprietary variable annuities and life insurance products, we ceased all new sales of these products.

Prior to September 2002, FAFLIC offered GICs. GICs, also referred to as funding agreements, are investment contracts with either short-term or long-term maturities, which are issued to institutional buyers or to various business or charitable trusts. The Company's declining financial strength ratings from various rating agencies during 2002 resulted in GIC contractholders terminating all remaining short-term funding agreements and made it impractical for FAFLIC to continue selling new long-term funding agreements. Furthermore, the Company retired certain long-term funding agreements, at discounts, during 2004, 2003 and the fourth quarter of 2002 (see Note 3 - Significant Transactions).

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

B. CLOSED BLOCK
FAFLIC established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Massachusetts Commissioner of Insurance consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and cash flow generated by the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future after-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, cumulative actual Closed Block income in excess of the expected income would not inure to the shareholders and would be recorded as an additional liability for policyholder dividend obligations. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividend scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C. VALUATION OF INVESTMENTS
In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale, or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Fixed maturities and equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in accumulated other comprehensive income, a separate component of shareholders' equity. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk and that meet the conditions for separate account reporting under Statement of Positions 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACT AND FOR SEPARATE ACCOUNTs ("SOP 03-1"), are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary decline in value of a specific investment is deemed to have occurred, the Company reduces the cost basis of the investment to fair value. This reduction is permanent and is recognized as a realized investment loss. Changes in the reserves for mortgage loans are included in realized investment gains or losses. Realized investment gains and losses related to separate accounts that meet the conditions for separate account reporting under SOP 03-01 accrue to the contract holder.

D. FINANCIAL INSTRUMENTS
In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts, option contracts and futures contracts. These instruments involve credit risk and are also subject to risk of loss due to interest rate and foreign currency fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

E. DERIVATIVES AND HEDGING ACTIVITIES
All derivatives are recognized on the balance sheet at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge); or (4) "held for trading". Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a fair value hedge, along with the gain or loss on the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings. Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows (i.e., when periodic settlements on a variable-rate asset or liability are recorded in earnings). Changes in the fair value of derivatives that are highly effective and that are designated and qualify as foreign currency hedges are recorded in either current period earnings or other comprehensive income, depending on whether the hedge transaction is a fair value hedge or a cash flow hedge. Lastly, changes in the fair value of derivative trading instruments are reported in current period earnings.

The Company may hold financial instruments that contain "embedded" derivative instruments. The Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument, or host contract, and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and designated as a fair value, cash flow, or foreign currency hedge, or as a trading derivative instrument.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively, as discussed below.

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, including forecasted transactions; (2) the derivative expires or is sold, terminated, or exercised;
(3) the derivative is no longer designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the derivative used in a cash flow hedge expires or is sold, terminated, or exercised, the gain or loss on the derivative will continue to be deferred in accumulated other comprehensive income and reclassified to earnings when the hedged forecasted transaction affects earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period earnings.

F. CASH AND CASH EQUIVALENTS
Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

G. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS
Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. In addition, the Company's variable annuity product offerings included contracts that offered enhanced crediting rates or bonus payments, also referred to as sales inducements. Acquisition costs and sales inducements related to variable annuities and contractholder deposit funds that were deferred in 2002 and prior, are amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products which were deferred in 2002 and prior are amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs ("DAC") and deferred sales inducements for each life product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although recoverability of DAC and deferred sales inducements is not assured, the Company believes it is more likely than not that all of these costs will be recovered. The amount of DAC and deferred sales inducements considered recoverable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced or permanently impaired as a result of the disposition of a line of business. The amount of amortization of DAC and deferred sales inducements could be revised in the near term if any of the estimates discussed above are revised.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

H. REINSURANCE RECEIVABLES
The Company shares certain insurance risks it has underwritten, through the use of reinsurance contracts, with various insurance entities. Reinsurance accounting is followed for ceded transactions when the risk transfer provisions of Statement of Financial Accounting Standards No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS ("Statement No. 113"), have been met. As a result, when the Company experiences claims events, or unfavorable mortality or morbidity experience that are subject to a reinsurance contract, reinsurance recoverables are recorded. The amount of the reinsurance recoverable can vary based on the terms of the reinsurance contract, the size of the individual claim, or the aggregate amount of all claims in a particular line. The valuation of claims recoverable depends on whether the underlying claim is a reported claim, or a future policy benefit. For reported claims, the Company values reinsurance recoverables at the time the underlying claim is recognized, in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information and applies that information to the future policy benefit estimates. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is disclosed separately in the financial statements. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled.

I. PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE
Property, equipment, leasehold improvements and capitalized software are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 30 years. The estimated useful life for capitalized software is generally 5 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

The Company tests for the recoverability of long-lived assets whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. The Company recognizes impairment losses only to the extent that the carrying amounts of long-lived assets exceed the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. When an impairment loss occurs, the Company reduces the carrying value of the asset to fair value. Fair values are estimated using discounted cash flow analysis.

J. GOODWILL
In accordance with the provisions of Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS ("Statement No. 142"), the Company carries its goodwill at amortized cost, net of impairments. The Company tests for the recoverability of goodwill annually or whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. The Company recognizes impairment losses only to the extent that the carrying amounts of reporting units with goodwill exceed the fair value. The amount of the impairment loss that is recognized is determined based upon the excess of the carrying value of goodwill compared to the implied fair value of the goodwill, as determined with respect to all assets and liabilities of the reporting unit.

K. SEPARATE ACCOUNTS
Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders and certain pension funds. Assets consist principally of mutual funds, bonds, common stocks, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. However, the Company's net income reflects fees assessed on fund values of these contracts. Prior to the adoption of SOP 03-1, appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, was reflected in shareholders' equity or net investment income. See Note 4 - Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

L. POLICY LIABILITIES AND ACCRUALS
Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for guaranteed minimum death benefits ("GMDB") in excess of contract values.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on health insurance contracts for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products such as GICs, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

Trust instruments supported by funding obligations consist of deposits received from customers, investment earnings on their fund balance and the effect of changes in foreign currencies related to these deposits.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near-term if the estimates discussed above are revised.

M. PREMIUM, FEE REVENUE AND RELATED EXPENSES
Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims for guaranteed minimum death benefits in excess of contract values, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges such as enhanced crediting rates or bonus payments that represent compensation for services to be provided in future periods are classified as deferred sales inducements and amortized over the period benefited using the same assumptions used to amortize deferred acquisition costs.

N. FEDERAL INCOME TAXES
AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or a non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The AFC Board of Directors has delegated to management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The income tax liability is calculated on a separate return basis and benefits arising from tax attributes are allocated to those members producing the attributes to the extent they are utilized by the consolidated group.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from insurance reserves, policy acquisition expenses, tax credit carryforwards, employee benefit plans, and net operating loss carryforwards and deferred sales inducements.

O. NEW ACCOUNTING PRONOUNCEMENTS
In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 123 (revised 2004), SHARE-BASED PAYMENT ("Statement No. 123(R)"). This statement requires companies to measure and recognize the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value. Statement No. 123(R) replaces Statement of Financial Accounting Standards No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION ("Statement No. 123"), and supersedes Accounting Principles Board Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES ("APB Opinion No. 25"). The provisions of this statement are effective for interim and annual periods beginning after June 15, 2005. The Company is evaluating the effects of Statement No. 123(R) and will begin expensing stock options in the third quarter of 2005.

In March 2004, the Financial Accounting Standards Board's Emerging Issues Task Force ("EITF") reached several consensuses regarding the application of guidance related to the evaluation of whether an investment is other than temporarily impaired in accordance with EITF Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("EITF No. 03-1"). However, on September 30, 2004, the FASB delayed indefinitely the effective date for the measurement and recognition guidance of EITF No. 03-1. The disclosure requirements were not deferred. EITF No. 03-1 describes certain quantitative and qualitative disclosures that are required for marketable fixed maturities and equity securities covered by Statement No. 115, including the aggregate amount of unrealized losses and the aggregate related fair value of investments with unrealized losses, by investment type, as well as additional information supporting the conclusion that the impairments are not-other-than temporary, such as the nature of the investment(s), cause of impairment and severity and duration of the impairment. The disclosures required by EITF No. 03-1 were effective for fiscal years ending after December 15, 2003. The additional disclosures for cost method investments were effective for fiscal years ending after June 15, 2004. The Company implemented the disclosure requirements of this EITF for the year ending December 31, 2003.

In December 2003, the FASB issued Statement of Financial Accounting Standards No. 132, (revised 2003) EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS - AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, AND 106 ("Statement No. 132 (R)"). This statement revises employers' disclosures about pension plans and other postretirement benefit plans. Statement No. 132 (R) requires additional disclosures related to plan assets, benefit obligations, contributions, and net periodic benefit cost of defined benefit pension plans and other postretirement benefit plans, including information regarding the Company's selection of certain assumptions, as well as expected benefit payments. This statement also requires disclosures in interim financial statements related to net periodic pension costs and contributions. Most provisions of this statement were effective for fiscal years ending after December 15, 2003. Disclosures regarding expected benefit payments were effective for fiscal years ending after June 15, 2004. The adoption of Statement No. 132 (R) did not have a material effect on the Company's financial position or results of operations.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1, which is applicable to all insurance enterprises as defined by Statement of Financial Accounting Standards No. 60, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES. This statement provides guidance regarding accounting and disclosures of separate account assets and liabilities and an insurance company's interest in such separate accounts. It further provides for the accounting and disclosures related to contractholder transfers to separate accounts from a company's general account and the determination of the balance that accrues to the benefit of the contractholder. In addition, SOP 03-1 provides guidance for determining any additional liabilities for guaranteed minimum death benefits or other insurance benefit features, potential benefits available only on annuitization and liabilities related to sales inducements, such as immediate bonus payments, persistency bonuses, and enhanced crediting rates or "bonus interest" rates, as well as the required disclosures related to these items. This statement was effective for fiscal years beginning after December 15, 2003. The determination of the GMDB reserve under SOP 03-1 is complex and requires various assumptions, including, among other items, estimates of future market returns and expected contract persistency. Upon adoption of this statement in the first quarter of 2004, the Company recorded a $57.2 million charge, net of taxes. This charge was reported as a cumulative effect of a change in accounting principle in the Consolidated Statements of Income. See also Note 4, Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 149"). This statement amends financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under Statement of Financial Accounting Standards No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" ("Statement No. 133") as a result of certain decisions made by the Derivatives Implementation Group. In addition, this statement also clarifies the definition of a derivative. This statement is effective, on a prospective basis, for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003, except for those implementation issues previously cleared by the FASB prior to June 30, 2003. The provisions related to previously cleared implementation issues shall continue to be applied in accordance with their respective effective dates. The adoption of Statement No. 149 did not have a material effect on the Company's financial position or results of operations.

In January 2003, the FASB issued Interpretation No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES - AN INTERPRETATION OF ARB NO. 51 which was subsequently revised by the December 2003 issuance of Interpretation No. 46. FIN 46(R) provides guidance regarding the application of Accounting Research Bulletin No. 51, CONSOLIDATED FINANCIAL STATEMENTS, specifically as it relates to the identification of entities for which control is achieved through a means other than voting rights ("variable interest entities") and the determination of which party is responsible for consolidating the variable interest entities (the "primary beneficiary"). In addition to mandating that the primary beneficiary consolidate the variable interest entity, FIN 46(R) also requires disclosures by companies that hold a significant variable interest, even if they are not the primary beneficiary. The Company performed a review of potential variable interest entities and concluded that as of December 31, 2004, AFC was not the primary beneficiary of any material variable interest entities; and, therefore would not be required to consolidate any variable interest entities as a result of FIN 46(R). However, the Company does hold a significant variable interest in a limited partnership. In 1997, the Company invested in the McDonald Corporate Tax Credit Fund - 1996 Limited Partnership, which was organized to invest in low income housing projects which qualify for tax credits under the Internal Revenue Code. The Company's investment in this limited partnership, which represents approximately 36% of the partnership, is not a controlling interest; it entitles the Company to tax credits to be applied against its federal income tax liability in addition to tax losses to offset taxable income. The Company's maximum exposure to loss on this investment is limited to its carrying value, which is $7.2 million at December 31, 2004.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES ("Statement No. 146"). This statement requires that a liability for costs associated with an exit or disposal activity is recognized and measured initially at its fair value in the period the liability is incurred. This statement supersedes EITF Issue No. 94-3, LIABILITY RECOGNITION FOR CERTAIN EMPLOYEE TERMINATION BENEFITS AND OTHER COSTS TO EXIT AN ACTIVITY (INCLUDING CERTAIN COSTS INCURRED IN A RESTRUCTURING) ("EITF No. 94-3"). Additionally, the statement requires financial statement disclosures about the description of the exit or disposal activity, including for each major type of cost, the total amount expected to be incurred and a reconciliation of the beginning and ending liability balances. The provisions of this statement are effective for all exit and disposal activities initiated after December 31, 2002.

In June 2001, the FASB issued Statement No. 142, which requires that goodwill and intangible assets that have indefinite useful lives no longer be amortized over their useful lives, but instead be tested at least annually for impairment. Intangible assets that have finite useful lives will continue to be amortized over their useful lives. In addition, the statement provides specific guidance for testing the impairment of intangible assets. Additional financial statement disclosures about goodwill and other intangible assets, including changes in the carrying amount of goodwill, carrying amounts by classification of amortized and non-amortized assets, and estimated amortization expenses for the next five years, are also required. This statement became effective for fiscal years beginning after December 15, 2001 for all goodwill and other intangible assets held at the date of adoption. The Company adopted Statement No. 142 on January 1, 2002. In accordance with the transition provisions of this statement, the Company recorded a $1.6 million charge, net of taxes, in earnings, to recognize the impairment of goodwill related to one of its non-insurance subsidiaries. The Company used a discounted cash flow model to value these subsidiaries.

P. RECLASSIFICATIONS
Certain prior year amounts have been reclassified to conform to the current year presentation.

2. DISCONTINUED OPERATIONS

During 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During 1998, the Company ceased writing new premiums in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS
- REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB Opinion No. 30"). In 1999, the Company recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after-tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to the measurement date of June 30, 1999, approximately $18.6 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business.

In March of 2000, the Company transferred its EBS business to Great-West Life and Annuity Insurance Company of Denver. As a result of this transaction, the Company has received consideration of $27.6 million, based on renewal rights for existing policies. The Company retained policy liabilities estimated at $94.9 million at December 31, 2004 related to this business.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 2004 and 2003, the discontinued segment had assets of approximately $275.0 million and $284.5 million, respectively, consisting primarily of invested assets and reinsurance recoverables, and liabilities of approximately $344.9 million and $350.5 million, respectively, consisting primarily of policy liabilities. Revenues for the discontinued operations were $13.8 million, $14.5 million and $23.3 million for the years ended December 31, 2004, 2003 and 2002, respectively.

3. SIGNIFICANT TRANSACTIONS

In the fourth quarter of 2003, the Company ceased operations of its retail broker/dealer operations. These operations had distributed third-party investment and insurance products through VeraVest Investments, Inc. Results in 2003 included a pre-tax charge of $11.5 million for asset impairments in connection with this action. The Company also recognized pre-tax restructuring charges of $3.6 million and $21.9 million in 2004 and 2003, respectively, in accordance with Statement No. 146. These charges included $14.8 million related to one-time termination benefits associated with the termination of 552 employees, and $10.7 million related to contract termination fees and other costs. Of the 552 employees affected, 521 have been terminated and 30 employees have been transferred to other positions within the Company, as of December 31, 2004. All levels of employees within the broker/dealer operations, from staff to senior management, were affected by the decision. As of December 31, 2004, the Company has made payments of approximately $22.4 million related to this restructuring plan, of which $14.2 million related to one-time termination benefits and $8.2 million related to contract termination fees and other costs. The liability balance at December 31, 2004 was $3.1 million. The Company currently anticipates that approximately $1 million to $2 million of other costs will be recognized in 2005 related to this restructuring.

Effective December 31, 2002, the Company effectively sold, through a 100% coinsurance agreement, substantially all of its fixed universal life insurance business. Under the agreement, the Company ceded approximately $660 million of universal life insurance reserves in exchange for the transfer of approximately $550 million of investment assets, with an amortized cost of approximately $525 million, subject to certain post-closing adjustments. At December 31, 2002, the Company recorded a pre-tax loss of $31.3 million. This loss consisted primarily of the aforementioned ceded reserves, asset transfers, a permanent impairment of the universal life DAC asset of $155.9 million and administrative expenses of approximately $10 million. This loss is reflected as a separate line item in the Consolidated Statements of Income. In 2003, the Company transferred cash and other investment assets of approximately $100 million and $450 million, respectively, for the settlement of the net payable associated with this transaction. In addition, the Company recorded incremental pre-tax income of $5.5 million during 2003 related to the settlement of post-closing items.

The Company retired $185.2 million, $78.8 million and $548.9 million of long-term funding agreement obligations at discounts in 2004, 2003 and 2002, respectively. This resulted in pre-tax losses of $0.2 million in 2004 and pre-tax gains of $5.7 million and $102.6 million in 2003 and 2002, respectively, which are reported as losses (gains) from retirement of trust instruments supported by funding obligations in the Consolidated Statements of Income. Certain amounts related to the termination of derivative instruments used to hedge the retired funding agreements were reported in separate line items in the Consolidated Statements of Income. The net market value loss on the early termination of derivative instruments used to hedge the retired funding agreements of $7.9 million, $6.4 million and $14.1 million were recorded as net realized investment losses in the Consolidated Statements of Income in 2004, 2003 and 2002, respectively. There were no foreign currency transaction gains or losses on the retired foreign denominated funding agreements in 2004. The net foreign currency transaction gains (losses) in 2003 and 2002, related to the retired foreign-denominated funding agreements of $3.6 million and $(12.2) million, respectively, were recorded as other income in the Consolidated Statements of Income.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

In 2002, the Company recognized a pre-tax charge of $15.0 million related to the restructuring of its life and annuity operations, which was accounted for under the guidance of EITF No. 94-3. This charge consisted of $11.7 million related to severance and other employee and agent related costs resulting from the elimination of 476 positions, of which 63 positions were vacant. All employees associated with this cost have either been terminated or transferred to other positions within the Company as of December 31, 2004. All levels of employees, from staff to senior management, were affected by the restructuring. Additionally, the Company terminated all life insurance and annuity agent contracts effective December 31, 2002. In addition, approximately $3.3 million of this charge related to other restructuring costs, consisting of lease and contract cancellations and the present value of idle leased space. As of December 31, 2004, the Company had made payments of approximately $14.7 million related to this restructuring plan, of which approximately $11.6 million related to severance and other employee related costs. During 2003, the Company eliminated an additional 151 positions related to this restructuring and as of December 31, 2004, 146 employees have been terminated and 4 employees have been transferred to other positions within the Company. The Company recorded pre-tax charges of $1.7 million and $7.0 million during 2004 and 2003, respectively, in accordance with Statement No. 146. These charges consisted of $7.7 million of employee related costs and $1.0 million related to contract cancellations. As of December 31, 2004, the Company had made payments of approximately $7.5 million related to this restructuring plan, of which approximately $6.4 million related to severance and other employee related costs. The liability balance for these activities was $1.2 million as of December 31, 2004. The plan is substantially complete.

4. ADOPTION OF STATEMENT OF POSITION 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADTIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

Effective January 1, 2004, the Company adopted SOP 03-1 (see Note 1P - New Accounting Pronouncements). Upon adoption, the Company recorded a cumulative effect of change in accounting principle of $57.2 million, after-tax.

The following illustrates the components of that charge (in millions):

     Increase in guaranteed minimum death benefit liability         $   80.6
     Establishment of guaranteed minimum income benefit liability        4.1
     Change in deferred acquisition costs                                3.3
                                                                    --------
                                                                        88.0

     Provision for federal income taxes                                (30.8)
                                                                    --------
       Cumulative effect of change in accounting principle          $   57.2
                                                                    ========

GUARANTEED MINIMUM DEATH BENEFITS

The Company issued variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contractholders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This amount is based on either the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The following summarizes the liability for GMDB contracts reflected in the general account, as of December 31, 2004:

       (IN MILLIONS)
       ----------------------------------------------------------
       Balance at December 31, 2003                    $     26.2
       Adoption of SOP 03-1                                  80.6
                                                       ----------
       Balance at January 1, 2004                           106.8
       Provision for GMDB:
                GMDB expense incurred                        48.6
                Volatility (1)                              (12.9)
                                                       ----------
                                                             35.7
       Claims, net of reinsurance:
                Claims from policyholders                   (71.2)
                Claims ceded to reinsurers                   67.3
                                                       ----------
                                                             (3.9)
       GMDB reinsurance premium                             (64.0)
                                                       ----------
       Balance at December 31, 2004                    $     74.6
                                                       ==========

(1) Volatility reflects the difference between actual and expected investment performance, persistency, age distribution, mortality and other factors that are assumptions within the GMDB reserving model.

The following information relates to the reserving methodology and assumptions for GMDB, which the Company has begun utilizing in response to SOP 03-1. These assumptions are consistent with those utilized in the Company's calculation of its DAC asset.

- The projection model used 1,000 stochastically generated market return scenarios.
- The mean investment performance assumptions, prior to the consideration of mortality and expense fees, vary from approximately 5-10% depending on the underlying fund type. The long-term, aggregate, weighted average investment performance rate assumption is 8.06%, net of investment fees. This represents all separate account return assumptions weighted by account value at December 31, 2004.
- The volatility assumption was 17% for equity funds; 4% for bond funds; and 1% for money market funds.
-    The mortality assumption was 75% of the 1994 GMDB table.
- The full surrender rate assumption varies from 1-35% depending on contract type and policy duration. The aggregate projected full surrender rates for 2005 and 2006 are approximately 11% and 12%, respectively. (Full surrender rates do not include partial withdrawals or deaths).
-    The partial withdrawal rate assumption was 3.25%.
-    The discount rate was 6.6%.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The table below presents the account value, net amount at risk and average attained age of underlying contractholders for guarantees in the event of death as of December 31, 2004 and 2003. The net amount at risk is the death benefit coverage in force or the amount that the Company would have to pay if all contractholders had died as of the specified date, and represents the excess of the guaranteed benefit over the fair value of the underlying investments.

December 31

(IN MILLIONS, EXCEPT FOR CONTRACTHOLDER INFORMATION)              2004         2003
--------------------------------------------------------------------------------------
Net deposits paid
   Account value                                               $    1,228   $    1,349
   Net amount at risk                                          $       57   $       85
   Average attained age of contractholders                             66           65
Ratchet (highest historical account value at specified
   anniversary dates)
   Account value                                               $    2,024   $    2,451
   Net amount at risk                                          $      185   $      319
   Average attained age of contractholders                             64           63
Roll-up (net deposits accumulated at a specified rate)
   Account value                                               $      104   $      108
   Net amount at risk                                          $       20   $       21
   Average attained age of contractholders                             76           75
Higher of ratchet or roll-up
   Account value                                               $    7,049   $    7,768
   Net amount at risk                                          $    1,676   $    2,126
   Average attained age of contractholders                             71           70
                                                               ----------   ----------
Total of guaranteed benefits categorized above
   Account value                                               $   10,405   $   11,676
   Net amount at risk                                          $    1,938   $    2,551
   Average attained age of contractholders
     (weighted by account value)                                       69           68
Number of contractholders                                         188,897      219,647

GUARANTEED MINIMUM INCOME BENEFIT

Additionally, the Company issued variable annuity contracts with a guaranteed minimum income benefit ("GMIB") feature. The GMIB liability recorded at January 1, 2004 was $4.1 million. As of December 31, 2004, the balance increased to $5.6 million with no benefits being paid out. The GMIB liability is determined by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

SALES INDUCEMENTS

The Company's variable annuity product offerings included contracts that offered enhanced crediting rates or bonus payments. These enhanced rates are considered sales inducements under SOP 03-1. As such, the balance of sales inducement assets was required to be reclassified from DAC to other assets upon adoption of SOP 03-1, and amortization of these sales inducements over the life of the contract is required to be reflected as a policy benefit. Amortization of these contracts is required to be computed using the same methodology and assumptions used in amortizing DAC.

The balance of deferred sales inducements reclassified from DAC to other assets was $89.7 million on January 1, 2004. The balance of deferred sales inducements at December 31, 2004 was $72.9 million.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

SEPARATE ACCOUNTS WITH CREDITED INTEREST GUARANTEES

The Company issued variable annuity and life contracts through its separate accounts for which net investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contractholder the total deposits made to the contract less any partial withdrawals plus a minimum return.

Prior to the adoption of SOP 03-1, the Company had recorded certain market value adjusted ("MVA") fixed annuity products as separate account assets and separate account liabilities in the Consolidated Balance Sheets. Changes in the fair value of MVA assets were reflected in other comprehensive income in the Consolidated Balance Sheets. In addition, the Company reflected policy fees, interest spreads, realized gains and losses on investments and changes in the liability for minimum guarantees in net income. Notwithstanding the market value adjustment feature of this product, all of the investment performance of the separate account assets related to this product does not accrue to the contractholder, and it therefore, does not meet the conditions for separate account reporting under SOP 03-1.

Upon adoption of SOP 03-1, assets related to the MVA product, primarily fixed maturities, which are carried at fair value, were reclassified to the general account as available-for-sale securities. Reserves related to contract account values included in separate account liabilities were also reclassified to the Company's general account. Changes in the fair value of these assets continue to be reflected in other comprehensive income in the Consolidated Balance Sheets. Additionally, amounts assessed against the contractholders for mortality, administrative, and other services continue to be included in universal life and investment product policy fees and changes in liabilities for minimum guarantees continue to be included in policy benefits, claims, losses and loss adjustment expenses in the Consolidated Statements of Income. Components of the interest spreads related to this product continue to be recorded in net investment income and policy benefits, claims losses and loss adjustment expenses in the Consolidated Statements of Income. Realized investment gains and losses are recognized as incurred, consistent with prior years.

At December 31, 2004, the Company had the following variable annuities with guaranteed minimum returns:

       Account value (in millions)                             $     90.3
       Range of guaranteed minimum return rates                 3.0 - 6.5%

Account balances of these contracts with guaranteed minimum returns were invested in variable separate accounts as follows:

       (IN MILLIONS)                       2004
       -------------------------------------------
       Asset Type
         Fixed maturities               $    104.7
         Cash and cash equivalents             4.5
                                        ----------
       Total                            $    109.2
                                        ==========

5. INVESTMENTS

A. FIXED MATURITIES AND EQUITY SECURITIES
The Company accounts for its investments in fixed maturities and equity securities, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                                                      GROSS          GROSS
                                                                      AMORTIZED     UNREALIZED     UNREALIZED        FAIR
DECEMBER 31,                                                          COST (1)        GAINS          LOSSES          VALUE
-----------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2004
U.S. Treasury securities and U.S. government and agency securities  $      324.4   $        4.4   $        1.7   $      327.1
States and political subdivisions                                           20.2            0.4            0.4           20.2
Foreign governments                                                          6.8              -              -            6.8
Corporate fixed maturities                                               2,710.9          135.7            9.4        2,837.2
Mortgage-backed securities                                                 764.3           22.3            1.8          784.8
                                                                    ------------   ------------   ------------   ------------
Total fixed maturities                                              $    3,826.6   $      162.8   $       13.3   $    3,976.1
                                                                    ============   ============   ============   ============
Equity securities                                                   $        3.4   $        2.2   $          -   $        5.6
                                                                    ============   ============   ============   ============

                                                                                      GROSS          GROSS
                                                                      AMORTIZED     UNREALIZED     UNREALIZED       FAIR
DECEMBER 31,                                                           COST (1)       GAINS          LOSSES         VALUE
-----------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2003
U.S. Treasury securities and U.S. government and agency securities  $      401.9   $        7.2   $        4.0   $      405.1
States and political subdivisions                                           18.3            0.3            0.7           17.9
Foreign governments                                                          8.5            0.3              -            8.8
Corporate fixed maturities                                               2,796.7          167.5           23.2        2,941.0
Mortgage-backed securities                                                 687.2           21.9            1.8          707.3
                                                                    ------------   ------------   ------------   ------------
Total fixed maturities                                              $    3,912.6   $      197.2   $       29.7   $    4,080.1
                                                                    ------------   ------------   ------------   ------------
Equity securities                                                   $        6.2   $        4.2   $        0.1   $       10.3
                                                                    ============   ============   ============   ============

 (1) AMORTIZED COST FOR FIXED MATURITIES AND COST FOR EQUITY SECURITIES.

The Company participates in a security lending program for the purpose of enhancing income. Securities on loan to various counterparties were fully collateralized by cash and had a fair value of $161.3 million and $301.0 million, at December 31, 2004 and 2003, respectively. The fair value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102% of the fair value of the loaned securities. Securities lending collateral is recorded by the Company in cash and cash equivalents, with an offsetting liability included in expenses and taxes payable.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance in 1994 to maintain, through a custodial account in New York, a security deposit, the market value of which will equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. During 2003, the New York Department of Insurance allowed AFLIAC to release assets on deposit due to the decrease in outstanding liabilities relating to the sale of the universal life insurance business in December 2002. At December 31, 2004, the amortized cost and fair value of assets on deposit in New York were $42.4 million and $45.1 million, respectively. At December 31, 2003, the amortized cost and fair value of the assets on deposit were $42.6 million and $46.4 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $37.1 million and $36.9 million were on deposit with various state and governmental authorities at December 31, 2004 and 2003, respectively. Fair values related to these securities were $39.0 million and $38.9 million at December 31, 2004 and 2003, respectively.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The Company enters into various derivative and other arrangements that may require fixed maturities to be held as collateral. At December 31, 2004 and 2003, fixed maturities held as collateral had a fair value of $122.8 million and $126.4 million, respectively.

There were no contractual investment commitments at December 31, 2004.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                  2004
                                                       ---------------------------
                                                        AMORTIZED         FAIR
  DECEMBER 31,                                             COST          VALUE
  --------------------------------------------------------------------------------
  (IN MILLIONS)
  Due in one year or less                              $      588.4   $      595.5
  Due after one year through five years                     1,140.4        1,184.1
  Due after five years through ten years                    1,126.9        1,184.4
  Due after ten years                                         970.9        1,012.1
                                                       ---------------------------
  Total                                                $    3,826.6   $    3,976.1
                                                       ===========================

B. MORTGAGE LOANS AND REAL ESTATE
The Company's mortgage loans are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally do not exceed 75% of the property's value at the time of origination. No mortgage loans were originated during 2004 and 2003. The carrying values of mortgage loans, net of applicable reserves, were $64.1 million and $122.3 million at December 31, 2004 and 2003, respectively. Reserves for mortgage loans were $0.8 million and $1.3 million at December 31, 2004 and 2003, respectively.

At December 31, 2004, no real estate was held in the Company's investment portfolio. At December 31, 2003, the Company held one real estate investment with a carrying value of $4.3 million that was acquired through the foreclosure of a mortgage loan. This foreclosure represents the only non-cash mortgage activity in 2003. This investment was sold in 2004 for $4.1 million. The net loss of $0.2 million is included in net realized investment losses in the Consolidated Statements of Income

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2004.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Mortgage loan investments comprised the following property types and geographic regions:

DECEMBER 31,                                        2004            2003
----------------------------------------------------------------------------
(IN MILLIONS)
Property type:
     Office building                            $       26.7    $       66.6
     Retail                                             17.0            23.6
     Industrial/Warehouse                               14.8            26.6
     Residential                                         6.4             6.6
     Other                                                 -             0.2
     Valuation Allowances                               (0.8)           (1.3)
                                                ----------------------------
Total                                           $       64.1    $      122.3
                                                ============================
Geographic region:
     East North Central                         $       19.5    $       20.6
     Pacific                                            19.0            26.0
     South Atlantic                                     12.0            18.3
     New England                                         8.2            39.4
     West South Central                                  0.9             6.1
     Middle Atlantic                                     0.9             4.9
     Other                                               4.4             8.3
     Valuation Allowances                               (0.8)           (1.3)
                                                ----------------------------
Total                                           $       64.1    $      122.3
                                                ============================

At December 31, 2004, scheduled mortgage loan maturities were as follows: 2005 $0.1 million; 2006 $10.5 million; 2007 $0.3 million; 2008 $0.3 million; 2009
$5.5 million and $47.4 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2004, the Company did not refinance any mortgage loans based on terms which differed from current market rates.

Mortgage loans investment valuation allowances of $0.8 million and $1.3 million at December 31, 2004 and 2003, respectively, have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets. There were no impaired loans or related reserves as of December 31, 2004 and 2003. There was no interest income received in 2004 and 2003 related to impaired loans.

C. DERIVATIVE INSTRUMENTS
The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by foreign currency, equity market and interest rate volatility. As a result of the Company's issuance of trust instruments supported by funding obligations denominated in foreign currencies, as well as its investment in securities denominated in foreign currencies, the Company's operating results are exposed to changes in exchange rates between the U.S. dollar, the Japanese Yen, the British Pound, and the Euro. The Company uses foreign currency exchange swaps, futures, and options to mitigate the short-term effect of changes in currency exchange rates and to manage the risk of cash flow variability. Additionally, in prior years, the Company had floating rate funding agreements that were matched with fixed rate securities, which exposed the Company's cash flows to changes in interest rates. The Company used derivative financial instruments, primarily foreign currency exchange swaps, interest rate swaps, and futures contracts, with indices that correlated to balance sheet instruments, to modify its indicated net interest sensitivity to levels deemed to be appropriate. Prior to September 2002, the Company used exchange traded futures contracts to hedge against interest rate risk on anticipated sales of GIC and other funding agreements. The Company was exposed to interest rate risk from the time of sale of the GIC until the receipt of deposit and purchase of the underlying asset to back the liability. Interest expense on trust instruments supported by funding obligations was $51.8 million, $53.4 million, and $61.7 million in 2004, 2003, and 2002, respectively. Finally, the Company is exposed to changes in the equity market due to increases in GMDB reserves that result from declines in the equity market. The Company uses exchange traded equity market futures contracts to reduce the volatility in statutory capital reserves from the effects of the equity market movements.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The operations of the Company are subject to risks resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of interest-bearing liabilities that are paid, withdrawn, mature or re-price in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income, while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. The Company's investment assets are managed in over 20 portfolio segments consistent with specific products or groups of products having similar liability characteristics. As part of this approach, the Company has developed investment guidelines for each portfolio consistent with the return objectives, risk tolerance, liquidity, time horizon, tax and regulatory requirements of the related product or business segment. Management has a general policy of diversifying investments both within and across all portfolios. The Company monitors the credit quality of its investments and the exposure to individual markets, borrowers, industries, and sectors.

By using derivative instruments, the Company is exposed to credit risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain (including any accrued receivable) in a derivative. The Company regularly assesses the financial strength of the counterparties and generally enters into derivative instruments with counterparties rated "A" or better by nationally recognized rating agencies. Depending on the nature of the derivative transaction, the Company maintains bilateral Collateral Standardized Arrangements ("CSA") with each counterparty. In general, the CSA sets a minimum threshold of exposure that must be collateralized, although thresholds may vary by CSA. The Company's counterparties held collateral, in the form of cash, bonds and U.S. Treasury notes, of $94.8 million and $71.6 million at December 31, 2004 and 2003, respectively.

Management monitors the Company's derivative activities by reviewing portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with both the Company's risk management strategy and with Company policies and procedures.

D. CASH FLOW HEDGES
The Company enters into compound foreign currency/interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations. Under the swap contracts, the Company agrees to exchange interest and principal related to trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate. Additionally, the Company used foreign exchange futures and options contracts to hedge foreign currency exposure on specific trust instruments supported by funding obligations. Finally, the Company also enters into foreign exchange forward contracts to hedge its foreign currency exposure on specific fixed maturity securities. Under the foreign exchange futures, options, and forward contracts, the Company has the right to purchase the hedged currency at a fixed strike price in U.S. dollars.

The Company also may enter into various types of derivatives to hedge exposure to interest rate fluctuations. Specifically, for floating rate funding agreement liabilities that are matched with fixed rate securities, the Company may manage the risk of cash flow variability by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount.

Further, the Company also may use U.S. Treasury Note futures to hedge against interest rate fluctuations associated with the reinvestment of fixed maturities by purchasing long and selling short futures contracts on margin. The Company is exposed to interest rate risk on reinvestments of fixed maturities from the time of maturity until the purchase of new fixed maturities. Additionally, prior to September 2002, the Company used exchange traded futures contracts to hedge against interest rate fluctuations associated with the sale of GICs and other funding agreements. The Company was exposed to interest rate risk from the time of the sale of the GIC until receipt of the deposit and purchase of the underlying asset to back the liability.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The Company recognized no gains or losses in 2004 related to ineffective cash flow hedges. However, the Company recognized a net loss of $9.0 million in 2003, representing the ineffectiveness of all cash flow hedges, related to ineffective futures and options contracts, which are reported in other income in the Consolidated Statements of Income. For the year ended December 31, 2002, the Company recognized a net gain of $37.7 million, representing the total ineffectiveness on all cash flow hedges, of which $37.6 million related to ineffective swap contracts which were reported in losses (gains) on derivative instruments in the Consolidated Statements of Income and $0.1 million related to ineffectiveness of futures and options contracts and were reported in other income in the Consolidated Statements of Income. The $37.6 million of gains on ineffective swap contracts in 2002 included $35.8 million of losses that were reclassified from losses (gains) on derivative instruments to net realized investment losses in the Consolidated Statements of Income. These accumulated losses had originally been recorded during the fourth quarter of 2001 as losses (gains) on derivative instruments in the Consolidated Statements of Income. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

As of December 31, 2004, $55.5 million of the deferred net gains on derivative instruments accumulated in other comprehensive income could be recognized in earnings during the next twelve months depending on the forward interest rate and currency rate environment. Transactions and events that are expected to occur over the next twelve months and will necessitate reclassifying to earnings these derivatives gains (losses) include: the interest payments (receipts) on foreign denominated trust instruments supported by funding obligations and foreign securities; the possible repurchase of other funding agreements; and the anticipated reinvestment of fixed maturities. The maximum term over which the Company is hedging its exposure to the variability of future cash flows, for all forecasted transactions, excluding interest payments on variable-rate funding agreements, is twelve months.

E. TRADING ACTIVITIES
During the fourth quarter of 2003, the Company began using exchange traded equity futures contracts to economically hedge increased GMDB reserves which could arise from declines in the equity market. The hedge is expected to reduce the volatility in statutory capital and risk-based capital levels from the effects of future equity market movements. The GMDB hedges do not qualify for hedge accounting under Statement No. 133. Additionally, the Company entered into equity-linked swap contracts which are economic hedges but do not qualify for hedge accounting under Statement No. 133. These products are linked to specific equity-linked liabilities on the balance sheet. Under the equity-linked swap contracts, the Company agrees to exchange, at specific intervals, the difference between fixed and floating rate interest amounts calculated on an agreed upon notional amount. The final payment at maturity will include the appreciation, if any, of a basket of specific equity indices. Finally, the Company also entered into insurance portfolio-linked and other swap contracts for investment purposes. These products were not linked to specific assets and liabilities on the balance sheet or to a forecasted transaction, and therefore did not qualify for hedge accounting. Under the insurance portfolio-linked swap contracts, the Company agreed to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. Under the other swap contracts entered into for investment purposes, the Company agreed to exchange the differences between fixed and floating interest amounts calculated on an agreed upon notional principal amount.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

During 2004, the Company recognized a net loss of $18.3 million on all trading derivatives. In 2003 and 2002, the Company recognized gains of $3.9 million, and $10.9 million, respectively on all trading derivatives. The net loss recognized in 2004 included $25.1 million in losses recorded within other operating expenses in the Consolidated Statements of Income related to the GMDB hedges. Additionally, the net loss in 2004 included $7.4 million of net gains representing the ineffectiveness on equity-linked swap contracts, which were recorded in other income in the Consolidated Statements of Income. Further, the 2004 net loss also included a $0.6 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which was reported in losses (gains) on derivative instruments in the Consolidated Statements of Income. The net gain recognized in 2003 included $14.0 million of net gains representing the ineffectiveness on equity-linked swap contracts, which was recorded in other income in the Consolidated Statements of Income. Additionally, the net gain in 2003 included $8.4 million in losses recorded within losses (gains) on derivative instruments in the Consolidated Statements of Income related to the GMDB hedges. Further, the 2003 net gain also included a $1.7 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which is reported in losses (gains) on derivative instruments in the Consolidated Statements of Income. The net gain of $10.9 million in 2002 represents the total ineffectiveness on equity-linked swap contracts and the embedded derivative on the equity-linked trust instruments supported by funding obligations. These amounts were reported in losses (gains) on derivative instruments and other income in the Consolidated Statements of Income.

As of December 31, 2001, the Company no longer held insurance portfolio-linked swap contracts, although final payment related to this contract was recorded in 2002, in accordance with contract terms. Net realized investment gains related to insurance portfolio-linked contracts were $2.1 million for the year ended December 31, 2002.

As of December 31, 2002, the Company no longer held any other swap contracts for investment purposes. The net decrease in net investment income related to these contracts was $0.4 million for the year ended December 31, 2002.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

F. UNREALIZED GAINS AND LOSSES
Unrealized gains and losses on available-for-sale, other securities, and derivative instruments are summarized as follows:

                                                                                            EQUITY
                                                                                          SECURITIES
                                                                            FIXED          AND OTHER
FOR THE YEARS ENDED DECEMBER 31,                                          MATURITIES        (1)(2)          TOTAL
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2004
Net (depreciation) appreciation, beginning of year                       $       (2.6)   $        5.7    $        3.1
                                                                         ------------    ------------    ------------
    Net appreciation (depreciation)  on available-for-sale
      Securities and derivative instruments                                       6.8            (1.9)            4.9
    Net depreciation from the effect on deferred
      Policy acquisition costs and on policy liabilities                          5.9               -             5.9
    (Provision) benefit for deferred federal income taxes                        (4.4)            0.6            (3.8)
                                                                         ------------    ------------    ------------
                                                                                  8.3            (1.3)            7.0
                                                                         ------------    ------------    ------------
Net depreciation, end of year                                                     5.7             4.4            10.1
                                                                         ------------    ------------    ------------

2003
Net (depreciation) appreciation, beginning of year                       $        8.6    $        6.2    $       14.8
                                                                         ------------    ------------    ------------
    Net depreciation on available-for-sale securities                           (21.0)           (0.7)          (21.7)
    Net depreciation from the effect on deferred
      Policy acquisition costs and on policy liabilities                          3.8               -             3.8
    Benefit for deferred federal income taxes                                     6.0             0.2             6.2
                                                                         ------------    ------------    ------------
                                                                                (11.2)           (0.5)          (11.7)
                                                                         ------------    ------------    ------------
Net (depreciation) appreciation, end of year                             $       (2.6)   $        5.7    $        3.1
                                                                         ------------    ------------    ------------

2002
Net (depreciation) appreciation, beginning of year                       $       21.3    $       (0.3)   $       21.0
                                                                         ------------    ------------    ------------
    Net appreciation on available-for-sale
      Securities                                                                 19.7            10.0            29.7
    Net depreciation from the effect on deferred
      Policy acquisition costs and on policy liabilities                        (39.3)              -           (39.3)
    Benefit (provision) for deferred federal income taxes                         6.9            (3.5)            3.4
                                                                         ------------    ------------    ------------
                                                                                (12.7)            6.5            (6.2)
                                                                         ------------    ------------    ------------
Net appreciation (depreciation), end of year                             $        8.6    $        6.2    $       14.8
                                                                         ------------    ------------    ------------

1) FIXED MATURITIES INCLUDE AFTER-TAX NET APPRECIATION (DEPRECIATION) ON DERIVATIVE INSTRUMENTS OF $20.0 MILLION, $(4.7) MILLION AND $(38.0) MILLION IN 2004, 2003 AND 2002, RESPECTIVELY. BALANCES AT DECEMBER 31, 2004, 2003 AND 2002 INCLUDE AFTER-TAX NET DEPRECIATION FROM DERIVATIVE INSTRUMENTS OF $50.5 MILLION, $70.5 MILLION AND $65.8 MILLION, RESPECTIVELY.

(2) BALANCES AT DECEMBER 31, 2004, 2003 AND 2002 INCLUDE NET APPRECIATION (DEPRECIATION) ON OTHER ASSETS OF $1.1 MILLION, $(2.9) MILLION, AND $0.1 MILLION, RESPECTIVELY.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

G. SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION
The following table provides information about the Company's fixed maturities and equity securities that have been continuously in an unrealized loss position at December 31, 2004 and 2003:

DECEMBER 31,                                                                   2004                          2003
-----------------------------------------------------------------------------------------------------------------------------
                                                                        GROSS                        GROSS
                                                                     UNREALIZED        FAIR        UNREALIZED       FAIR
                                                                       LOSSES          VALUE         LOSSES         VALUE
-----------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Investment grade fixed maturities (1):
  0-6 months                                                        $        2.3   $      367.3   $        6.8   $      458.3
  7-12 months                                                                3.1          175.5           10.8          239.0
  Greater than 12 months                                                     7.4          196.0            3.7           74.5
                                                                    ---------------------------------------------------------
Total investment grade fixed maturities                                     12.8          738.8           21.3          771.8

Below investment grade fixed maturities (2):
  0-6 months                                                                 0.1            5.3            0.7           20.4
  7-12 months                                                                0.5            3.4            2.5            8.2
  Greater than 12 months                                                       -            1.0            5.2           29.0
                                                                    ---------------------------------------------------------
Total below investment grade fixed maturities                                0.6            9.7            8.4           57.6
Equity securities                                                              -              -            0.1            1.3
                                                                    ---------------------------------------------------------
Total fixed maturities and equity securities                        $       13.4   $      748.5   $       29.8   $      830.7
                                                                    =========================================================

(1) INCLUDES GROSS UNREALIZED LOSSES FOR INVESTMENT GRADE FIXED MATURITY OBLIGATIONS OF THE U.S. TREASURY, U.S. GOVERNMENT AND AGENCY SECURITIES, STATES, AND POLITICAL SUBDIVISIONS OF $2.2 MILLION AND $4.7 MILLION AT DECEMBER 31, 2004 AND 2003, RESPECTIVELY.

(2) AT DECEMBER 31, 2004 AND 2003, SUBSTANTIALLY ALL BELOW INVESTMENT GRADE SECURITIES WITH AN UNREALIZED LOSS HAD BEEN RATED BY THE NAIC, STANDARD & POOR'S, OR MOODY'S.

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The methodology utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines in fair value below amortized cost is evaluated in a disciplined manner. In determining whether a decline in fair value below amortized cost is other-than-temporary, the Company evaluates the length of time and the extent to which the fair value has been less than amortized cost; the financial condition and near-term prospects of the issuer; the issuer's credit and financial strength ratings; the issuer's financial performance, including earnings trends, dividend payments, and asset quality; any specific events which may influence the operations of the issuer; general market conditions; the financial condition and prospects of the issuer's market and industry; and, the Company's ability and intent to hold the investment. As a result of this review, the Company has concluded that the gross unrealized losses of fixed maturities and equity securities are temporary.

H. OTHER
At December 31, 2004, the Company had no concentration of investments in a single investee that exceeded 10% of shareholders' equity except for investments with Federal Home Loan Mortgage Corporation with a fair value of $272.7 million, Federal National Mortgage Association with a fair value of $234.3 million and Morgan Stanley Dean Witter Capital I with a fair value of $155.5 million. At December 31, 2003, the Company had no concentration of investments in a single investee that exceeded 10% of shareholders' equity except for investments with Federal National Mortgage Association with a fair value of $309.7 million and Federal Home Loan Mortgage Corporation with a fair value of $134.7 million.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

6. INVESTMENT INCOME AND GAINS AND LOSSES

A. NET INVESTMENT INCOME
The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                             2004            2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Fixed maturities                                                         $      217.0    $      235.1    $      364.0
Equity securities                                                                 0.1             0.5             0.9
Mortgage loans                                                                    8.0            12.5            16.4
Policy loans                                                                     17.7            18.8            24.8
Derivatives                                                                     (21.3)           (5.9)          (37.7)
Other long-term investments                                                       1.9            13.5            19.6
Short-term investments                                                            1.3             1.8             6.3
                                                                         --------------------------------------------
  Gross investment income                                                       224.7           276.3           394.3
Less investment expenses                                                         (7.2)           (5.4)          (10.1)
                                                                         --------------------------------------------
Net investment income                                                    $      217.5    $      270.9    $      384.2
                                                                         ============================================

The Company had fixed maturities with a carry value of $24.3 million and $22.5 million on non-accrual status at December 31, 2004 and 2003, respectively. The Company had no mortgage loans on non-accrual status at December 31, 2004 and 2003, respectively. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $4.2 million, $5.7 million, and $15.7 million in 2004, 2003, and 2002, respectively.

The payment terms of mortgage loans may from time to time be restructured or modified. There were no restructured mortgage loans at December 31, 2004 and 2003.

There were no mortgage loans which were non-income producing at December 31, 2004 and 2003. However, the Company had non-income producing fixed maturities with a carrying value of $10.4 million and $13.0 million at December 31, 2004 and 2003, respectively.

Included in other long-term investments are losses from limited partnerships of $0.3 million in 2004, and income of $4.2 million and $5.3 million in 2003 and 2002, respectively.

B. NET REALIZED INVESTMENT GAINS AND LOSSES
Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                             2004            2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Fixed maturities                                                         $       13.8    $       18.1    $      (73.0)
Equity securities                                                                 3.0             2.7           (11.3)
Mortgage loans                                                                    0.4             0.8             0.8
Derivatives                                                                      (8.0)           (4.3)          (53.1)
Other long-term investments                                                      (0.6)           (0.9)           (1.1)
                                                                         --------------------------------------------
Net realized investment gains (losses)                                   $        8.6    $       16.4    $     (137.7)
                                                                         ============================================

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                                         PROCEEDS FROM
                                                                           VOLUNTARY         GROSS           GROSS
FOR THE YEARS ENDED DECEMBER 31,                                             SALES           GAINS           LOSSES
----------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2004
Fixed maturities                                                         $       506.9   $        13.3   $         4.8
Equity securities                                                                  7.9             3.5             0.3

2003
Fixed maturities                                                         $     1,074.6   $        69.8   $         9.0
Equity securities                                                                 36.9             1.4               -

2002
Fixed maturities                                                         $     2,312.8   $       118.8   $        29.9
Equity securities                                                                  0.5             0.1               -

The Company recognized losses of $5.1 million, $43.9 million, and $176.3 million in 2004, 2003, and 2002, respectively, related to other-than-temporary impairments of fixed maturities and other securities. In addition, in 2002, the Company transferred approximately $550 million of investment assets, with an amortized cost of $525 million, to settle net payables related to the sale of the Company's universal life business. Of this amount, approximately $100 million was cash; the remaining balance was settled through the transfer of fixed maturities and policy loans.

C. OTHER COMPREHENSIVE INCOME RECONCILIATION
The following table provides a reconciliation of gross unrealized gains (losses) to the net balance shown in the Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,                                                 2004          2003          2002
--------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Unrealized appreciation (depreciation) on available-for-sale securities:

Unrealized holding gains (losses) arising during period, (net of taxes
(benefit) of $(1.2), $3.2, and $(12.8) in 2004, 2003 and 2002)                $     (2.5)   $      5.9    $    (23.7)

Less: reclassification adjustment for gains (losses) included in net income (net of taxes (benefit) of $5.7, $7.0, and $(29.9) million in 2004,
2003 and 2002                                                                       10.5          12.9         (55.5)
                                                                              --------------------------------------
Total available-for-sale securities                                                (13.0)         (7.0)         31.8
                                                                              --------------------------------------

Unrealized (depreciation) appreciation on derivative instruments:

Unrealized holding gains (losses) arising during period, (net of taxes of
$11.7, $10.7, and $4.7 million in 2004, 2003 and 2002)                              21.9          19.9           8.9

Less: reclassification adjustment for gain (losses) included in net income
(net of taxes of $1.0, $13.2, and $25.2 million in 2004, 2003 and 2002)              1.9          24.6          46.9
                                                                              --------------------------------------
Total derivative instruments                                                        20.0          (4.7)        (38.0)
                                                                              --------------------------------------
Net unrealized appreciation (depreciation) on available-for-sale securities   $      7.0    $    (11.7)   $     (6.2)
                                                                              ======================================

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

7. FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Cash and Cash Equivalents
For these short-term investments, the carrying amount approximates fair value.

Fixed Maturities
Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

Equity Securities
Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage Loans
Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair values are limited to the lesser of the present value of the cash flows or book value.

Policy Loans
The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

Derivative Instruments
Fair values are estimated using independent pricing sources.

Investment Contracts (Without Mortality Features)
Fair values for liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

Trust Instruments Supported by Funding Obligations
Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The estimated fair values of the financial instruments were as follows:

                                                                                    2004                          2003
                                                                         ---------------------------------------------------------
                                                                           CARRYING         FAIR         CARRYING         FAIR
DECEMBER 31                                                                  VALUE          VALUE          VALUE         VALUE
----------------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Financial Assets
   Cash and cash equivalents                                             $      280.9   $      280.9   $      553.6   $      553.6
   Fixed maturities                                                           3,976.1        3,976.1        4,080.1        4,080.1
   Equity securities                                                              5.6            5.6           10.3           10.3
   Mortgage loans                                                                64.1           77.0          122.3          128.1
   Policy loans                                                                 256.4          256.4          268.0          268.0
   Derivative instruments                                                        72.9           72.9           36.5           36.5

Financial Liabilities
   Guaranteed investment contracts                                       $       30.0   $       31.2   $      207.5   $      217.0
   Derivative instruments                                                        12.3           12.3           27.2           27.2
   Supplemental contracts without life contingencies                             75.4           75.4           73.7           73.7
   Dividend accumulations                                                        86.1           86.1           87.1           87.1
   Other individual contract deposit funds                                       44.1           44.1           51.1           51.1
   Other group contract deposit funds                                            38.6           38.3          162.2          165.3
   Individual annuity contracts - general account                             1,156.1        1,121.3        1,193.7        1,150.3
   Trust instruments supported by funding obligations                         1,126.0        1,128.2        1,200.3        1,210.8

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

8. CLOSED BLOCK

Summarized financial information of the Closed Block as of December 31, 2004 and 2003 and for the periods ended December 31, 2004, 2003 and 2002 is as follows:

  DECEMBER 31                                                                  2004            2003
  -----------------------------------------------------------------------------------------------------
  (IN MILLIONS)
  Assets
    Fixed maturities, at fair value (amortized cost of $505.3 and
    $496.2)                                                                $      535.1    $      523.4
    Mortgage loans                                                                 31.4            40.7
    Policy loans                                                                  144.4           156.1
    Cash and cash equivalents                                                      20.1             9.4
    Accrued investment income                                                      11.4            12.3
    Deferred policy acquisition costs                                               4.4             6.1
    Deferred federal income taxes                                                   8.0             7.6
    Other assets                                                                    2.6             4.9
                                                                           ------------    ------------
  Total assets                                                             $      757.4    $      760.5
                                                                           ------------    ------------

  Liabilities
    Policy liabilities and accruals                                        $      726.1    $      749.9
    Policyholder dividends                                                         64.9            62.8
    Other liabilities                                                              10.6             2.6
                                                                           ------------    ------------
  Total liabilities                                                        $      801.6    $      815.3
                                                                           ------------    ------------

  Excess of Closed Block liabilities over assets designated to the
    Closed Block                                                           $       44.2    $       54.8
  Amounts included in accumulated other comprehensive income:

  Net unrealized investment losses, net of deferred federal income
    tax benefits of $5.9 and $5.5 million                                         (11.0)          (10.2)
                                                                           ------------    ------------
  Maximum future earnings to be recognized from Closed Block
    assets and liabilities                                                         33.2            44.6
                                                                           ============    ============

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

FOR THE YEARS ENDED DECEMBER 31,                                              2004           2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Revenues
    Premiums and other income                                            $       38.7    $       40.8    $       46.2
    Net investment income                                                        43.0            46.4            51.3
    Net realized investment gains (losses)                                          -             2.3            (8.3)
                                                                         --------------------------------------------
Total revenues                                                                   81.7            89.5            89.2
                                                                         --------------------------------------------
Benefits and expenses
    Policy benefits                                                              68.8            80.7            79.4
    Policy acquisition expenses                                                   1.7             2.2             2.2
    Other operating expenses                                                      0.1             0.2             0.7
                                                                         --------------------------------------------
Total benefits and expenses                                                      70.6            83.1            82.3
                                                                         --------------------------------------------
Contribution from the Closed Block                                       $       11.1    $        6.4    $        6.9
                                                                         --------------------------------------------

FOR THE YEARS ENDED DECEMBER 31,                                              2004           2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Cash Flows
    Cash flows from operating activities:
    Contribution from the Closed Block                                   $       11.1    $        6.4    $        6.9
    Adjustment for net realized investment (gains) losses                           -            (2.3)            8.3
    Change in:
           Deferred policy acquisition costs                                      1.7             2.1             2.2
           Policy liabilities and accruals                                      (25.6)          (15.0)          (31.2)
           Expenses and taxes payable                                            (0.3)          (21.2)            9.6
           Other, net                                                             4.3            (0.8)           (1.3)
                                                                         --------------------------------------------
    Net cash used in operating activities                                        (8.8)          (30.8)           (5.5)
    Cash flows from investing activities:
        Sales, maturities and repayments of investments                          67.9           136.2           176.1
        Purchases of investments                                                (60.1)         (107.6)         (194.2)
        Policy loans                                                             11.7            11.3            14.7
                                                                         --------------------------------------------
    Net cash provided by (used in) investing activities                          19.5            39.9            (3.4)
                                                                         --------------------------------------------
Net increase (decrease) in cash and cash equivalents                             10.7             9.1            (8.9)
Cash and cash equivalents, beginning of year                                      9.4             0.3             9.2
                                                                         --------------------------------------------
Cash and cash equivalents, end of year                                   $       20.1    $        9.4    $        0.3
                                                                         --------------------------------------------

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

9. GOODWILL

On January 1, 2002, the Company adopted Statement No. 142. Upon implementation, the Company recorded an impairment charge of $1.6 million, net of taxes, and ceased its amortization of goodwill. In accordance with the provisions of Statement No. 142, the Company performed its annual review of its goodwill for impairment in the fourth quarter of 2003 and recorded a pre-tax charge of $2.1 million, to recognize the impairment of goodwill related to one of its non-insurance subsidiaries. This change was reflected in other operating expenses in the Consolidated Statements of Income. The Company used a discounted cash flow model to value this subsidiary. Subsequent to the Company's annual impairment review, on December 31, 2003, the Company sold this subsidiary. The Company's remaining $0.9 million of goodwill was expensed as a component of the related loss on sale.

10. FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax benefit in the Consolidated Statements of Income is shown below:

FOR THE YEARS ENDED DECEMBER 31,                                              2004           2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Federal income tax benefit
   Current                                                               $      (80.5)   $        2.5    $      (28.5)
   Deferred                                                                      44.7           (19.9)         (215.3)
                                                                         --------------------------------------------
Total                                                                    $      (35.8)   $      (17.4)   $     (243.8)
                                                                         ============================================

The federal income tax (benefit) expense attributable to the consolidated results of operations is different from the amount determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                              2004           2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Expected federal income tax (benefit) expense                            $        3.9    $       (0.4)   $     (216.0)
   Prior years' federal income tax settlement                                   (30.4)              -           (11.6)
   Dividend received deduction                                                   (9.8)          (11.2)          (10.6)
   Tax credits                                                                   (5.5)           (4.5)          (10.8)
   Restricted stock                                                                 -             2.1               -
   Deferred tax adjustment                                                        6.4               -               -
   Sale of subsidiary                                                               -             1.5               -
   Changes in other tax estimates                                                 0.6            (4.1)            2.2
   Other, net                                                                    (1.0)           (0.8)            3.0
                                                                         --------------------------------------------
Federal income tax benefit                                               $      (35.8)   $      (17.4)   $     (243.8)
                                                                         ============================================

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Following are the components of the Company's deferred tax assets and liabilities.

DECEMBER 31,                                                                           2004            2003
---------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Deferred tax (asset) liabilities
     Insurance reserves                                                            $     (217.4)   $     (208.5)
     Deferred acquisition costs                                                           185.9           215.8
     Tax credit carryforwards                                                             (67.3)          (58.8)
     Employee benefit plans                                                               (64.0)          (59.6)
     Loss carryforwards                                                                   (34.6)          (95.7)
     Deferred sales inducement                                                             25.5            31.4
     Investments, net                                                                     (16.8)          (27.6)
     Discontinued operations                                                              (16.6)          (18.6)
     Software capitalization                                                                3.2             7.8
     Restructuring reserve                                                                 (1.6)           (7.4)
     Other, net                                                                            (4.2)           (2.6)
                                                                                   ----------------------------
Deferred tax asset, net                                                            $     (207.9)   $     (223.8)
                                                                                   ============================

Gross deferred income tax assets totaled approximately $634 million and $593 million at December 31, 2004 and 2003, respectively. Gross deferred income tax liabilities totaled approximately $426 million and $369 million at December 31, 2004 and 2003, respectively.

In the first quarter of 2004, the Company reached a favorable settlement with respect to FAFLIC's federal income tax returns for 1982 and 1983 that resulted in a tax benefit of approximately $30 million.

Based upon the terms of the tax allocation agreement between the members of the consolidated tax return group, the Company believes it is more likely than not that the deferred tax asset will be realized. At December 31, 2004, there are available low-income housing credit carryforwards, foreign tax credit carryforwards and alternative minimum tax credit carryforwards of $59.4 million, $7.4 million and $0.5 million, respectively. The alternative minimum tax credit carryforward has no expiration date, the low-income housing credit carryforward will expire beginning in 2018 and the foreign tax credit carryforward will expire beginning in 2013. Approximately $6 million of the tax credit carryforwards are subject to an intercompany tax allocation agreement which requires the company to utilize such credits on a separate tax return basis. At December 31, 2004, the Company has net operating loss carryforwards of $98.9 million, which begin to expire in 2016.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1997. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

11. PENSION PLANS

DEFINED BENEFIT PLANS

Prior to 2005, AFC provided retirement benefits to substantially all of its employees under defined benefit pension plans. These plans were based on a defined benefit cash balance formula, whereby the Company annually provided an allocation to each covered employee based on a percentage of that employee's eligible salary, similar to a defined contribution plan arrangement. In addition to the cash balance allocation, certain transition group employees, who had met specified age and service requirements as of December 31, 1994, were eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA").

As of January 1, 2005, the defined benefit pension plans were frozen and the Company enhanced its defined contribution 401(k) plan. No further cash balance allocations will be credited for plan years beginning on or after January 1, 2005. In addition, grandfathered benefits are frozen at January 1, 2005 levels with an annual transition pension adjustment calculated at an interest rate equal to 5% per year, up to 35 years of completed service, and 3% thereafter. As a result of these actions, the Company recognized a curtailment gain of $1.0 million in 2004. The changes to the 401(k) plan are discussed in detail below.

ASSUMPTIONS

In order to measure the expense associated with these plans, management must make various estimates and assumptions, including discount rates used to value liabilities, assumed rates of return on plan assets, compensation increases, employee turnover rates and anticipated mortality rates, for example. The estimates used by management are based on the Company's historical experience, as well as current facts and circumstances. In addition, the Company uses outside actuaries to assist in measuring the expense and liability associated with these plans.

The Company utilizes a measurement date of December 31st to determine its pension benefit obligations. Weighted-average assumptions used to determine pension benefit obligations are as follows:

DECEMBER 31                                     2004          2003         2002
---------------------------------------------------------------------------------
(IN MILLIONS)
Discount rate                                    5.63%        5.875%         6.25%

Rate of compensation                               NA          4.00%         4.00%
Cash balance allocation (1)                        NA          5.00%         3.00%
Cash balance interest                            5.00%         5.00%         6.00%

(1) As a result of the aforementioned decision to freeze the defined benefit plans, pension benefit obligations will not be affected by future compensation increases and there will be no further cash balance allocations.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The Company utilizes a measurement date of January 1st to determine its periodic pension costs. Weighted-average assumptions used to determine net periodic pension costs are as follows:

FOR THE YEARS ENDED  DECEMBER 31,               2004          2003          2002
---------------------------------------------------------------------------------
(IN MILLIONS)
Discount rate                                    5.875%        6.25%         6.875%
Expected return on plan assets                   8.50%         8.50%         9.50%
Rate of compensation increase                    4.00%         4.00%         4.00%
Cash balance allocation                          5.50%         5.00%         3.00%
Cash balance interest crediting rate             5.00%         6.00%         7.00%

The expected rate of return was determined by using historical mean returns, adjusted for certain factors believed to have an impact on future returns. Specifically, the Company expects the equity market returns will be in the high single digit range and has adjusted the historical mean returns downward to reflect this expectation. Also, the Company decreased its fixed income mean return from historical levels based on its expectation of modest increases in interest rates, slightly offsetting the coupon return. The adjusted mean returns were weighted to the plan's actual asset allocation at December 31, 2003, resulting in an expected rate of return on plan assets for 2004 of 8.50%.

PLAN ASSETS

The Company utilizes a target allocation strategy, focusing on creating a mix of assets to generate growth in equity, as well as managing expenses and contributions. Various factors were taken into consideration in determining the appropriate asset mix, such as census data, actuarial valuation information and capital market assumptions. The Company has determined that the optimal investment strategy is to have a target mix of 72% of its plan assets in equity securities and 28% in fixed income securities and money market funds. The target allocations and actual invested asset allocations for 2004 and 2003 for the Company's plan assets are as follows:

                                                  TARGET
DECEMBER 31,                                      LEVELS         2004         2003
--------------------------------------------------------------------------------------
Equity securities:
Domestic                                                47%        41.91%        43.35%
International                                           20%        20.42%        20.19%
AFC Common Stock                                         5%         7.88%         7.41%
                                                ----------    ----------    ----------
Total equity securities                                 72%        70.21%        70.95%
                                                ----------    ----------    ----------
Fixed maturities                                        26%        29.38%        28.73%
Money market funds                                       2%         0.41%         0.32%
                                                ----------    ----------    ----------
Total fixed maturities and money market                 28%        29.79%        29.05%
                                                ----------    ----------    ----------
Total assets                                           100%       100.00%       100.00%
                                                ==========    ==========    ==========

During the fourth quarter of 2003, a portion of the plan assets were transferred from separate investment accounts of FAFLIC to non-affiliated commingled pools. At December 31, 2004 and 2003, approximately 67% and 66% respectively, of plan assets were invested in these commingled pools. Prior to 2003, plan assets were invested primarily in various separate accounts and the general account of FAFLIC. Equity securities include 796,462 shares of AFC common stock at December 31, 2004 and 2003 with a market value of $26.1 million and $24.5 million, respectively.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

OBLIGATIONS AND FUNDED STATUS

The following table is a reconciliation of the beginning and ending balances of the benefit obligations and the fair value of plan assets. At December 31, 2004 and 2003, the projected benefit obligations exceeded the plans' assets. Changes in the minimum pension liability are reflected as an adjustment to accumulated other comprehensive income and are primarily comprised of the difference between the present value of accumulated benefit obligations and the market value of assets funding the plan. At December 31, 2004 and 2003, the Company had $48.0 million and $40.9 million in accumulated other comprehensive income related to its minimum pension liability. As such, during 2004 the Company recorded an increase in the minimum pension liability of $7.1 million, while in 2003, the Company recorded a decrease of $26.8 million. These changes in the liability are primarily the result of fluctuations in the market value of assets held by the plan due to general shifts in the equity market, as well as changes in plan assumptions.

DECEMBER 31                                                   2004            2003
--------------------------------------------------------------------------------------
(IN MILLIONS)
Accumulated benefit obligation                            $      559.7    $      512.3
                                                          ----------------------------
Change in benefit obligation:
Projected benefit obligation, beginning of year           $      522.5    $      525.4
Service cost - benefits earned during the year                    11.1            11.8
Interest cost                                                     31.2            30.4
Actuarial losses (gains)                                          28.4           (14.0)
Benefits paid                                                    (33.5)          (31.1)
                                                          ----------------------------
Projected benefit obligation, end of year                        559.7           522.5
                                                          ----------------------------

Change in plan assets:
Fair value of plan assets, beginning of year                     330.7           269.0
Actual return on plan assets                                      28.9            64.5
Company contribution                                               5.8            28.3
Benefits paid                                                    (33.5)          (31.1)
                                                          ----------------------------
Fair value of plan assets, end of year                           331.9           330.7
                                                          ----------------------------

Funded status of the plan                                       (227.8)         (191.8)
Unrecognized transition obligation                               (10.5)          (12.8)
Unamortized prior service cost                                    (0.1)           (8.3)
Unrecognized net actuarial losses                                138.7           137.4
Additional minimum pension liability                            (129.4)         (112.8)
                                                          ----------------------------
Net pension liability                                     $     (229.1)   $     (188.3)
                                                          ----------------------------

As a result of the Company's merger with Allmerica P&C in 1997, certain pension liabilities were reduced to reflect their fair value as of the merger date. These pension liabilities were reduced by $1.9 million and $3.3 million in 2004 and 2003, respectively, which reflects fair value, net of applicable amortization. In addition to the net pension liability, the Company recorded $0.6 million in intangible assets related to its non-qualified plans in 2003. There were no intangible assets as of December 31, 2004.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                2004            2003            2002
---------------------------------------------------------------------------------------------------------------------
Service cost - benefits earned during the year                           $       11.1    $       11.8    $       11.1
Interest cost                                                                    31.2            30.4            32.6
Expected return on plan assets                                                  (27.0)          (22.4)          (33.4)
Recognized net actuarial loss                                                    21.5            28.9            11.3
Amortization of transition asset                                                 (2.2)           (2.2)           (2.2)
Amortization of prior service cost                                               (2.9)           (3.0)           (2.6)
Curtailment (gain) loss and special termination benefits                         (1.0)            0.7             5.4
                                                                         --------------------------------------------
Net periodic pension cost                                                $       30.7    $       44.2    $       22.2
                                                                         ============================================

The curtailment gain in 2004 is due to the aforementioned decision to freeze the defined benefit pension plans and primarily reflects the elimination of unrecognized prior service cost. The curtailment loss in 2003 of $0.7 million is the result of the Life Companies VeraVest restructuring effort in the fourth quarter of 2003 (see Note 3 - Significant Transactions). The curtailment loss primarily reflects the elimination of future expected years of service for those home office participants terminated as a result of the VeraVest restructuring. The curtailment loss and special termination benefits in 2002 of $4.3 million and $1.1 million, respectively, relate to the 2002 Life Companies restructuring (see Note 3 - Significant Transactions). The curtailment loss primarily reflects the elimination of future expected years of service for agents terminated pursuant to the 2002 Life Companies restructuring, while special termination benefit costs reflect acceleration of retirement criteria under the plan for transition group participants terminated due to the restructuring.

The unrecognized net actuarial gains (losses) which exceed 10% of the greater of the projected benefit obligation or the market value of plan assets are amortized as a component of net periodic pension cost over five years.

CONTRIBUTIONS

The Company is required to contribute $0.9 million to its qualified pension plan in 2005 in order to fund its minimum obligation in accordance with ERISA. In addition, the Company expects to contribute $1.9 million to its non-qualified pension plans to fund 2005 benefit payments. At this time, no discretionary contributions are expected to be made to the plans in 2005.

BENEFIT PAYMENTS

  The Company estimates that benefit payments over the next 10 years will be as follows:

                                                                                                          2010-
(IN MILLIONS)                            2005         2006         2007         2008         2009         2014
-----------------------------------------------------------------------------------------------------------------
Qualified pension plan                $     27.9   $     28.4   $     30.2   $     31.2   $     31.3   $    182.1
Non-qualified pension plan            $      1.9   $      2.1   $      2.2   $      2.4   $      2.3   $     11.4

The benefit payments are based on the same assumptions used to measure the Company's benefit obligations at the end of 2004.

DEFINED CONTRIBUTION PLANS

In addition to the defined benefit plans, AFC provides a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 2004, 2003 and 2002, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expense related to this plan was $5.2 million, $5.4 million, and $5.0 million in 2004, 2003 and 2002, respectively.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Effective January 1, 2005, coincident with the aforementioned decision to freeze the defined benefit plans, the Company enhanced its 401(k) plan to match 100% of employees' 401(k) plan contributions up to 5% of eligible compensation. Additionally, the Company will make an annual contribution to employees' accounts which is equal to 3% of the employee's compensation. This annual contribution will be made regardless of whether the employee contributes to the plan, as long as the employee is employed on the last day of the year.

In addition, the Company also has a defined contribution plan for substantially all of its former Life Companies agents. The Company recognized expenses in 2003 and 2002 of $1.1 million and $3.1 million, respectively, related to this plan. There was no expense recognized in 2004 related to this plan. The termination of all agent contracts as of December 31, 2002 pursuant to the Life Companies restructuring (see Note 3 - Significant Transactions) resulted in a decrease in the expense in 2003. There will be no future agent or employer contributions to this plan.

12. OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees, former agents, retirees and their dependents, under welfare benefit plans sponsored by FAFLIC. Generally, active employees become eligible with at least 15 years of service after the age of 40. Former agents of the Company became eligible at age 55 with at least 15 years of service. The Company ceased its distribution of proprietary life and annuity products in 2002 (see Note 14 - Segment Information) and terminated all life insurance and annuity agent contracts as of December 31, 2002. The population of agents receiving postretirement benefits was frozen as of this date. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical and a payment at death equal to retirees' final compensation up to certain limits. Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments to beneficiaries of retired employees and to restrict eligibility to then current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("The Act") was enacted. The Act provides for a prescription drug benefit under Medicare as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to the benefit provided under Medicare. The Company adopted the provisions of the Act effective July 1, 2004. The Company determined that its benefits were at least actuarially equivalent to those provided by Medicare, therefore, the Company recognized a reduction in its accumulated postretirement benefit obligation of $2.9 million in 2004. Additionally, the Company reduced its net periodic postretirement benefit cost for the period by $0.1 million as a result of implementing the provisions of the Act.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

OBLIGATION AND FUNDED STATUS
The plans funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

DECEMBER 31                                                            2004          2003
--------------------------------------------------------------------------------------------
(IN MILLIONS)
Change in benefit obligation:

Accumulated postretirement benefit obligation,
  beginning of year                                                 $     78.9    $     75.9

Service cost                                                               1.3           1.4

Interest cost                                                              4.2           4.9

Actuarial losses                                                           1.0          10.7

Plan amendments                                                          (12.3)         (9.6)

Benefits paid                                                             (4.1)         (4.4)
                                                                    ------------------------
Accumulated postretirement benefit obligation, end of year                69.0          78.9
                                                                    ------------------------
Fair value of plan assets, end of year                                       -             -
                                                                    ------------------------
Funded status of plan                                                    (69.0)        (78.9)

Unamortized prior service cost                                           (19.6)        (10.5)

Unrecognized net actuarial losses                                          5.1           4.5
                                                                    ------------------------
Accumulated postretirement benefit costs                            $    (83.5)   $    (84.9)
                                                                    ------------------------

Plan amendments in 2004 and 2003 resulted in a benefit of $12.3 million and $9.6 million, respectively. The amendments reflect net increases in certain home office and agent retiree contributions, deductibles and co-payments, thereby lowering plan costs. In addition, the 2004 plan amendments include the implementation of a cap on future medical and drug claims for plan participants under the age of 65.

The Company estimates that benefit payments over the next 10 years will be as follows:

     FOR THE YEARS ENDED DECEMBER 31,
     ---------------------------------------------------------------------------------------
     (IN MILLIONS)
     2005                                                                         $      4.0
     2006                                                                                3.8
     2007                                                                                3.9
     2008                                                                                3.9
     2009                                                                                4.0
     2010-2014                                                                          21.2

The benefit payments are based on the same assumptions used to measure the Company's benefit obligation at the end of 2004 and reflect benefits attributable to estimated future service.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

COMPONENTS OF NET PERIODIC POSTRETIREMENT BENEFIT COSTS
The components of net periodic postretirement benefit cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,                        2004          2003         2002
-------------------------------------------------------------------------------------------
(IN MILLIONS)
Service cost                                         $      1.3    $      1.4    $      2.2
Interest cost                                               4.2           4.9           5.0
Recognized net actuarial (gain) loss                       (3.2)          0.2          (0.3)
Amortization of prior service cost                          0.4          (1.9)         (2.2)
Curtailment gain and special termination benefits             -             -          (6.8)
                                                     --------------------------------------
Net periodic postretirement cost (benefit)           $      2.7    $      4.6    $     (2.1)
-------------------------------------------------------------------------------------------

The Company allocated approximately $1.4 million, $2.9 million and $(1.3) million of the net periodic postretirement cost (benefit) to its affiliated companies in 2004, 2003, and 2002 respectively.

As a result of the Life Companies restructuring in 2002 (see Note 3 - Significant Transactions), the Company recognized a curtailment gain and special termination benefit costs related to its postretirement benefit plans. The curtailment gain resulted from the effect of agent terminations related to those not fully eligible for benefits, while the special termination benefit costs reflect acceleration of retirement criteria for selected terminated employees.

As a result of the Company's merger with Allmerica P&C in 1997, certain postretirement liabilities were reduced to reflect their fair value as of the merger date. These postretirement liabilities were reduced by $0.9 million and $1.7 million in 2004 and 2003, respectively, which reflects fair value, net of applicable amortization.

ASSUMPTIONS

The Company utilizes a December 31 measurement date for its postretirement benefit plans. Weighted-average discount rate assumptions used to determine postretirement benefit obligations and periodic postretirement costs are as follows:

FOR THE YEARS ENDED DECEMBER 31                               2004         2003
----------------------------------------------------------------------------------
Postretirement benefit obligations discount rate               5.63%         5.875%
Postretirement benefit cost discount rate                      5.875%        6.25%

Assumed health care cost trend rates are as follows:

DECEMBER 31                                                    2004         2003
----------------------------------------------------------------------------------
Health care cost trend rate assumed for next year                 10%           10%
Rate to which the cost trend is assumed to decline
         (ultimate trend rate)                                     5%            5%
Year the rate reaches the ultimate trend rate                   2012          2012

Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trend rates in each year would have the following effects:

                                                     1-PERCENTAGE POINT   1-PERCENTAGE POINT
                                                          INCREASE             DECREASE
--------------------------------------------------------------------------------------------
(IN MILLIONS)
Effect on total of service and interest cost              $   0.3             $   (0.2)
  during
Effect on accumulated postretirement benefit
  at December 31, 2004                                    $   2.0             $   (1.7)

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

13. DIVIDEND RESTRICTIONS

Massachusetts have enacted laws governing the payment of dividends to stockholders by insurers. Massachusetts laws affect the dividend paying ability of AFLIAC and FAFLIC.

Massachusetts' statute limits the dividends a life insurer may pay in any twelve month period, without the prior permission of the Massachusetts Commissioner of Insurance, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year. In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution. Effective December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of AFC as well as the immediate parent of FAFLIC, which remains a Massachusetts domiciled life insurance company. As a result of this transaction, and in consideration of the decision not to write new business, AFC agreed with the Massachusetts Commissioner of Insurance to maintain total adjusted capital levels at a minimum of 100% of AFLIAC's Company Action Level, which was $123.2 million at December 31, 2004. Total adjusted capital for life insurance companies is defined as capital and surplus, plus asset valuation reserve, plus 50% of dividends apportioned for payment and was $581.9 million at December 31, 2004 for AFLIAC. The Company Action Level is the first level in which the Massachusetts Commissioner of Insurance would mandate regulatory involvement based solely upon levels of risk based capital. There can be no assurance that AFLIAC would not require additional capital contributions from AFC. In the fourth quarters of 2004 and 2003, with permission from the Massachusetts Commissioner of Insurance, AFLIAC declared a return of capital of $75.0 million and a dividend of $25.0 million, respectively, to its parent, AFC. No dividends were declared by AFLIAC or FAFLIC to their parent in 2002, and neither company can pay dividends to their parent without prior approval from the Massachusetts Commissioner of Insurance.

14. SEGMENT INFORMATION

The Company offers financial products and services and conducts business in one operating segment, The Life Companies. To the extent a company has multiple operating segments, which the Company did prior to 2004, Statement of Financial Accounting Standards No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION, requires the disclosure of the separate financial information of each segment presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

The Life Companies segment consists of the former Allmerica Financial Services segment, the GIC business (formerly part of the Asset Management segment) and the discontinued group life and health business, including group life and health voluntary pools (the former Corporate Risk Management Services segment). The Life Companies segment manages a block of existing variable annuity, variable universal life and traditional life insurance products, GICs, and certain group retirement products. During 2003, the Company managed this existing life insurance business and also operated an independent broker/dealer business, which distributed third party investment and insurance products. In the fourth quarter of 2003, the Company announced the cessation of the retail business of its independent broker/dealer. In addition, prior to September 30, 2002, this segment actively manufactured and sold variable annuities, variable universal life and traditional life insurance products, as well as the Company's GIC products. GICs are investment contracts with either short-term or long-term maturities, which are issued to institutional buyers or to various business or charitable trusts. The assets and liabilities of the Company's discontinued group life and health business were previously reported in the Property and Casualty segment. In addition, during 2004, we allocated corporate overhead costs that were previously reported in the Company's former Corporate segment to the four operating segments.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

15. LEASE COMMITMENTS

Rental expenses for operating leases amounted to $0.5 million and $9.7 million in 2004 and 2003, respectively. These expenses relate primarily to building leases of the Company.

In 2003, the Company ceased operations of its retail broker/dealer operations (see Note 3 - Significant Transactions). As a result, the Company recognized certain additional rental expenses as restructuring costs. Such amounts were $13.8 million in 2003, which reflects the present value of the future minimum lease payments, as well as $7.4 million of estimated sublease rental income. In 2004, the Company recognized an additional $0.4 million of these lease expenses as restructuring costs.

At December 31, 2004, future minimum rental payments under non-cancelable operating leases, including those related to the Company's restructuring activities, were approximately $21.1 million, payable as follows: 2005 - $8.2 million; 2006 - $6.1 million; 2007 - $3.8 million; 2008 - $2.3; and $0.7 million thereafter. It is expected that, in the normal course of business, leases that expire may be renewed or replaced by leases on other property and equipment.

16. REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Effective December 31, 2002, the Company entered into a 100% coinsurance agreement related to substantially all of its universal life insurance business (see Note 3 - Significant Transactions). Reinsurance recoverables related to this agreement were $571.0 million and $625.3 million at December 31, 2004 and 2003, respectively. This balance represents approximately 57.9% and 60.1% of the Company's reinsurance recoverables at December 31, 2004 and 2003, respectively.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

   The effects of reinsurance were as follows:

   FOR THE YEARS ENDED DECEMBER 31
   (IN MILLIONS)                                               2004           2003          2002
   ------------------------------------------------------------------------------------------------
   Life and accident and health insurance premiums:
        Direct                                               $     80.2    $     81.2    $     84.2
        Assumed                                                     0.5           0.5           0.6
        Ceded                                                     (41.2)        (39.8)        (36.7)
                                                             --------------------------------------
   Net premiums                                              $     39.5    $     41.9    $     48.1
                                                             ======================================

   Life and accident and health insurance and other
     individual policy benefits, claims, losses and loss
     adjustment expenses:
        Direct                                               $    294.3    $    347.5    $    551.9
        Assumed                                                    (1.2)         (1.5)         (4.0)
        Ceded                                                     (62.0)        (80.8)        (62.3)
                                                             --------------------------------------
   Net policy benefits, claims, losses and loss
     adjustment expenses                                     $    231.1    $    265.2    $    485.6
                                                             --------------------------------------

17. DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

  FOR THE YEARS ENDED DECEMBER 31
  (IN MILLIONS)                                                2004           2003          2002
  -------------------------------------------------------------------------------------------------
  Balance at beginning of year                               $    894.6    $  1,030.1    $  1,588.4
  Acquisition expenses deferred                                     2.8          10.3         269.2
  Amortized to expense during the year                            (94.8)       (140.6)       (496.9)
  Adoption of SOP 03-1                                            (93.0)            -             -
  Impairment of DAC asset related to annuity business              (7.1)         (4.5)       (159.0)
  Amortization related to sale of universal life
     insurance business                                               -             -        (155.9)
  Adjustment to equity during the year                             (8.4)         (0.7)        (15.7)
                                                             ---------------------------------------
  Balance at end of year                                     $    694.1    $    894.6    $  1,030.1
                                                             =======================================

The Company adopted SOP 03-1 effective January 1, 2004. Upon adoption, the Company reclassified the balance of capitalized sales inducements that were previously included in DAC to other assets. The balance of capitalized sales inducements at January 1, 2004 was $89.7 million. SOP 03-1 also required that estimated gross profits used to calculate the amortization of DAC be adjusted to reflect increases in the guaranteed minimum benefit reserves. This resulted in a $3.3 million reduction in the DAC asset in 2004. For further discussion of the adoption of SOP 03-1, see Note 3, Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

Prior to September 30, 2002, the Company manufactured and sold variable annuities, variable universal life and traditional life insurance products. During 2004, 2003 and 2002, the Company determined that the DAC asset related to certain distribution channels for the annuity business exceeded the present value of total expected gross profits. Therefore, the Company recognized permanent impairments of the DAC asset of $7.1 million, $4.5 million and $159.0 million, respectively, related to these items. Additionally, the Company ceased all new sales of proprietary variable annuities and life insurance products. Also, in 2002, the Company recognized a permanent impairment related to the universal life DAC asset of $155.9 million due to the sale of that business.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

18. LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSE

The Company regularly updates its reserve estimates as new information becomes available and further events occur which may impact the resolution of unsettled claims. Reserve adjustments are reflected in results of operations as adjustments to losses and LAE. Often these adjustments are recognized in periods subsequent to the period in which the underlying policy was written and loss event occurred. These types of subsequent adjustments are described as "prior year reserve development". Such development can be either favorable or unfavorable to the Company's financial results and may vary by line of business.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses, excluding the effect of reinsurance, related to the Company's accident and health business, consisting of the Company's exited individual health business and its discontinued group accident and health business, was $440.9 million, $437.3 million and $434.8 million at December 31, 2004, 2003 and 2002, respectively. Reinsurance recoverables related to this business were $325.1 million, $322.4 million and $329.3 million in 2004, 2003 and 2002, respectively.

19. CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS
Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

LITIGATION
On July 24, 2002, an action captioned AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LIMITED PARTNERSHIP, AND EMERALD INVESTMENTS LIMITED PARTNERSHIP v. ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, was commenced in the United States District Court for the Northern District of Illinois, Eastern Division. In 1999, plaintiffs purchased two variable annuity contracts with initial premiums aggregating $5 million. Plaintiffs, who AFLIAC subsequently identified as engaging in frequent transfers of significant sums between sub-accounts that in the Company's opinion constituted "market timing", were subject to restrictions upon such trading that AFLIAC imposed in December 2001. Plaintiffs allege that such restrictions constituted a breach of the terms of the annuity contracts. In December 2003, the court granted partial summary judgment to the plaintiffs, holding that at least certain restrictions imposed on their trading activities violated the terms of the annuity contracts. The Company filed a motion for reconsideration and clarification of the court's partial summary judgment opinion, which was denied on April 8, 2004.

On May 19, 2004, plaintiffs filed a Brief Statement of Damages in which, without quantifying their damage claim, they outlined a claim for (i) amounts totaling $150,000 for surrender charges imposed on the partial surrender by plaintiffs of the annuity contracts, (ii) loss of trading profits they expected over the remaining term of each annuity contract, and (iii) lost trading profits resulting from AFLIAC's alleged refusal to process five specific transfers in 2002 because of trading restrictions imposed on market timers. With respect to the lost profits, plaintiffs claim that pursuant to their trading strategy of transferring money from money market accounts to international equity accounts and back again to money market accounts, they have been able to consistently obtain relatively risk free returns of between 35% to 40% annually. Plaintiffs claim that they would have been able to continue to maintain such returns on the account values of their annuity contracts over the remaining terms of the annuity contracts (which are based in part on the lives of the named annuitants). The aggregate account value of plaintiffs' annuities was approximately $12.8 million in December 2001.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The Company intends to vigorously defend this matter, and regards plaintiffs' claims for lost trading profits as being speculative and, in any case, subject to an obligation to mitigate damages. Further, in the Company's view, these purported lost profits would not have been earned because of various actions taken by the Company, the investment management industry and regulators, to defer or eliminate market timing, including the implementation of "fair value" pricing.

The monetary damages sought by plaintiffs, if awarded, could have a material adverse effect on the Company's financial position. However, in the Company's judgment, the outcome is not expected to be material to the Company's financial position, although it could have a material effect on the results of operations for a particular quarter or annual period. The date for the damage phase of the litigation has been postponed and a new date has not yet been set.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business and is involved, from time to time, in investigations and proceedings by governmental and self-regulatory agencies, which currently include inquiries relating to "market timing" in sub-accounts of variable annuity and life products, "revenue sharing" and other matters, and regulatory inquiries into compensation arrangements with brokers and agents. In the Company's opinion, based on the advice of legal counsel, the ultimate resolutions of such proceedings will not have a material effect on the Company's consolidated financial position, although they could have a material effect on the results of operations for a particular quarter or annual period.

20. RELATED PARTY TRANSACTIONS

AFLIAC provides management, space and other services, including accounting, electronic data processing, human resources, benefits, legal and other staff functions to affiliates. Amounts charged by AFLIAC to its affiliates for these services are based on full cost including all direct and indirect overhead costs, that amounted to $167.5 million, $160.0 million and $350.6 million in 2004, 2003 and 2002 respectively. The net amounts due from its affiliates for accrued expenses and various other liabilities and receivables were $32.0 million and $20.5 million at December 31, 2004 and 2003, respectively.

In accordance with the above agreement, AFLIAC has allocated an increase of $9.5 million of the minimum pension liability as of December 31, 2004 and allocated a decrease of $46.2 million of the minimum pension liability as of December 31, 2003. AFLIAC allocated an increase of $76.0 million of the minimum pension liability as of December 31, 2002.

In December 2004, the Company declared a return of capital of $75.0 million to its parent, AFC. In January 2005 the Company distributed the return of capital, consisting of $74.9 million of securities and $0.1 million of cash.

In December 2003, the Company paid a dividend of $25.0 million to its parent, AFC, consisting of $24.8 million of securities and $0.2 million of cash.

In December 2002, the Company's parent, AFC declared a $20.0 million contribution of capital consisting of $19.9 million of fixed maturity securities and $0.1 million of cash that was paid in the first quarter of 2003.

In June 2002, the Company's parent, AFC, declared a $158.0 million contribution of capital consisting of $93.2 million of fixed maturity securities and $64.8 million of cash that was paid in the third quarter of 2002.

In March 2002, the Company's parent, AFC, declared a $10.0 million contribution of capital consisting of approximately $9.4 million of fixed maturity securities and $0.6 million of cash paid in the second quarter of 2002.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

21. STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis), as codified by the National Association of Insurance Commissioners. Statutory surplus differs from shareholders' equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, statutory accounting principles require asset valuation and interest maintenance reserves, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Statutory net income (loss) and surplus are as follows:

                                                     UNAUDITED
                                                        2004         2003         2002
-----------------------------------------------------------------------------------------
(IN MILLIONS)
Statutory Net Income (Loss) - Combined
  Life and Health Companies                               204.6          9.0       (296.0)
Statutory Shareholders' Surplus - Combined
  Life and Health Companies                               555.6        495.6        427.1

         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Contract Owners of Separate
Account IMO of Allmerica Financial Life Insurance and
Annuity Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting Separate Account IMO of Allmerica Financial Life Insurance and Annuity Company at December 31, 2004, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the Funds, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


Hartford, Connecticut
April 4, 2005

SEPARATE ACCOUNT IMO

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

                                                                              AIT                 AIT                 AIT
                                                                             CORE               EQUITY            GOVERNMENT
                                                                            EQUITY               INDEX               BOND
                                                                            SERVICE             SERVICE             SERVICE
                                                                            SHARES              SHARES              SHARES
                                                                       -----------------   -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $         166,911   $       2,433,556   $         666,737
                                                                       -----------------   -----------------   -----------------
  Total assets .....................................................             166,911           2,433,556             666,737

LIABILITIES:                                                                           -                   -                   -
                                                                       -----------------   -----------------   -----------------
  Net assets .......................................................   $         166,911   $       2,433,556   $         666,737
                                                                       =================   =================   =================

Net asset distribution by category:
Variable life policies .............................................   $         166,911   $       2,433,556   $         666,737
                                                                       =================   =================   =================

Investments in shares of the Underlying Funds, at cost .............   $         138,117   $       2,184,903   $         683,071
Underlying Fund shares held ........................................              97,438             913,497             615,639

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................             176,181           2,749,902             558,812
 Net asset value per unit, December 31, 2004 .......................   $        0.947398   $        0.884954   $        1.193145

                                                                                                 AIT
                                                                              AIT               SELECT                AIT
                                                                             MONEY              CAPITAL             SELECT
                                                                            MARKET           APPRECIATION           GROWTH
                                                                            SERVICE             SERVICE             SERVICE
                                                                            SHARES              SHARES              SHARES
                                                                       -----------------   -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $       3,451,875   $         822,697   $       1,110,638
                                                                       -----------------   -----------------   -----------------
  Total assets .....................................................           3,451,875             822,697           1,110,638

LIABILITIES:                                                                           -                   -                   -
                                                                       -----------------   -----------------   -----------------
  Net assets .......................................................   $       3,451,875   $         822,697   $       1,110,638
                                                                       =================   =================   =================

Net asset distribution by category:
Variable life policies .............................................   $       3,451,875   $         822,697   $       1,110,638
                                                                       =================   =================   =================

Investments in shares of the Underlying Funds, at cost .............   $       3,451,875   $         678,156   $       1,023,327
Underlying Fund shares held ........................................           3,451,875             359,885             718,859

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................           3,013,061             601,012           1,789,404
 Net asset value per unit, December 31, 2004 .......................   $        1.145611   $        1.368833   $        0.620781

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

DECEMBER 31, 2004

                                                                              AIT                 AIT                 AIT
                                                                            SELECT              SELECT              SELECT
                                                                         INTERNATIONAL        INVESTMENT             VALUE
                                                                            EQUITY           GRADE INCOME         OPPORTUNITY
                                                                            SERVICE             SERVICE             SERVICE
                                                                            SHARES              SHARES              SHARES
                                                                       -----------------   -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $       1,035,556   $       1,993,184   $         867,462
                                                                       -----------------   -----------------   -----------------
  Total assets .....................................................           1,035,556           1,993,184             867,462

LIABILITIES:                                                                           -                   -                   -
                                                                       -----------------   -----------------   -----------------
  Net assets .......................................................   $       1,035,556   $       1,993,184   $         867,462
                                                                       =================   =================   =================

Net asset distribution by category:
Variable life policies .............................................   $       1,035,556   $       1,993,184   $         867,462
                                                                       =================   =================   =================

Investments in shares of the Underlying Funds, at cost .............   $         927,712   $       2,051,072   $         685,203
Underlying Fund shares held ........................................             827,782           1,831,971             382,142

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................           1,176,591           1,438,304             423,364
 Net asset value per unit, December 31, 2004 .......................   $        0.880148   $        1.385786   $        2.048949

                                                                            AIM V.I.            AIM V.I.           AIM V.I.
                                                                           AGGRESSIVE            BASIC               BLUE
                                                                             GROWTH              VALUE               CHIP
                                                                            SERIES I           SERIES II         SERIES I (b)
                                                                       -----------------   -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $         244,003   $         196,250   $          80,351
                                                                       -----------------   -----------------   -----------------
  Total assets .....................................................             244,003             196,250              80,351

LIABILITIES:                                                                           -                   -                   -
                                                                       -----------------   -----------------   -----------------
  Net assets .......................................................   $         244,003   $         196,250   $          80,351
                                                                       =================   =================   =================

Net asset distribution by category:
Variable life policies .............................................   $         244,003   $         196,250   $          80,351
                                                                       =================   =================   =================

Investments in shares of the Underlying Funds, at cost .............   $         200,868   $         152,765   $          72,334
Underlying Fund shares held ........................................              20,608              16,688              11,696

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................             256,162             173,554              95,794
 Net asset value per unit, December 31, 2004 .......................   $        0.952553   $        1.130778   $        0.838784

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

DECEMBER 31, 2004

                                                                            AIM V.I.                               AIM V.I.
                                                                            CAPITAL            AIM V.I.             HEALTH
                                                                          DEVELOPMENT          DYNAMICS            SCIENCES
                                                                         SERIES II (b)     SERIES I (a) (b)      SERIES I (a)
                                                                       -----------------   -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $           2,438   $          52,602   $         139,342
                                                                       -----------------   -----------------   -----------------
  Total assets .....................................................               2,438              52,602             139,342

LIABILITIES:                                                                           -                   -                   -
                                                                       -----------------   -----------------   -----------------
  Net assets .......................................................   $           2,438   $          52,602   $         139,342
                                                                       =================   =================   =================

Net asset distribution by category:
Variable life policies .............................................   $           2,438   $          52,602   $         139,342
                                                                       =================   =================   =================

Investments in shares of the Underlying Funds, at cost .............   $           1,905   $          41,107   $         119,022
Underlying Fund shares held ........................................                 167               3,943               7,373

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................               2,093              60,725             130,649
 Net asset value per unit, December 31, 2004 .......................   $        1.164669   $        0.866227   $        1.066524

                                                                                               ALLIANCE-           ALLIANCE-
                                                                           AIM V.I.            BERNSTEIN           BERNSTEIN
                                                                            PREMIER            GROWTH &             PREMIER
                                                                            EQUITY              INCOME              GROWTH
                                                                           SERIES I             CLASS B             CLASS B
                                                                       -----------------   -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $         354,079   $         883,574   $         576,046
                                                                       -----------------   -----------------   -----------------
  Total assets .....................................................             354,079             883,574             576,046

LIABILITIES:                                                                           -                   -                   -
                                                                       -----------------   -----------------   -----------------
  Net assets .......................................................   $         354,079   $         883,574   $         576,046
                                                                       =================   =================   =================

Net asset distribution by category:
Variable life policies .............................................   $         354,079   $         883,574   $         576,046
                                                                       =================   =================   =================

Investments in shares of the Underlying Funds, at cost .............   $         328,408   $         735,139   $         505,844
Underlying Fund shares held ........................................              16,623              37,016              24,926

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................             429,566             827,215             721,812
 Net asset value per unit, December 31, 2004 .......................   $        0.824282   $        1.068127   $        0.798064

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

DECEMBER 31, 2004

                                                                           ALLIANCE-
                                                                           BERNSTEIN           ALLIANCE-           ALLIANCE-
                                                                           SMALL CAP           BERNSTEIN           BERNSTEIN
                                                                             VALUE            TECHNOLOGY             VALUE
                                                                          CLASS B (b)         CLASS B (b)         CLASS B (b)
                                                                       -----------------   -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $          31,296   $           5,902   $          13,645
                                                                       -----------------   -----------------   -----------------
  Total assets .....................................................              31,296               5,902              13,645

LIABILITIES:                                                                           -                   -                   -
                                                                       -----------------   -----------------   -----------------
  Net assets .......................................................   $          31,296   $           5,902   $          13,645
                                                                       =================   =================   =================

Net asset distribution by category:
Variable life policies .............................................   $          31,296   $           5,902   $          13,645
                                                                       =================   =================   =================

Investments in shares of the Underlying Funds, at cost .............   $          22,760   $           5,429   $          10,837
Underlying Fund shares held ........................................               1,864                 391               1,088

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................              22,361               5,710              11,030
 Net asset value per unit, December 31, 2004 .......................   $        1.399565   $        1.033571   $        1.237089

                                                                           DELAWARE            DELAWARE
                                                                              VIP                 VIP
                                                                            GROWTH           INTERNATIONAL
                                                                         OPPORTUNITIES       VALUE EQUITY
                                                                       SERVICE CLASS (b)   SERVICE CLASS (b)
                                                                       -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $          11,933   $          86,873
                                                                       -----------------   -----------------
  Total assets .....................................................              11,933              86,873

LIABILITIES:                                                                           -                   -
                                                                       -----------------   -----------------
  Net assets .......................................................   $          11,933   $          86,873
                                                                       =================   =================

Net asset distribution by category:
Variable life policies .............................................   $          11,933   $          86,873
                                                                       =================   =================

Investments in shares of the Underlying Funds, at cost .............   $           9,666   $          59,650
Underlying Fund shares held ........................................                 755               4,691

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................              10,315              61,988
 Net asset value per unit, December 31, 2004 .......................   $        1.156919   $        1.401435

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

DECEMBER 31, 2004

                                                                           FIDELITY
                                                                              VIP                                  FIDELITY
                                                                             ASSET                                    VIP
                                                                            MANAGER            FIDELITY           CONTRAFUND
                                                                            SERVICE               VIP               SERVICE
                                                                          CLASS 2 (b)       CONTRAFUND (b)        CLASS 2 (b)
                                                                       -----------------   -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $          95,378   $         263,162   $         160,953
                                                                       -----------------   -----------------   -----------------
  Total assets .....................................................              95,378             263,162             160,953

LIABILITIES:                                                                           -                   -                   -
                                                                       -----------------   -----------------   -----------------
  Net assets .......................................................   $          95,378   $         263,162   $         160,953
                                                                       =================   =================   =================

Net asset distribution by category:
Variable life policies .............................................   $          95,378   $         263,162   $         160,953
                                                                       =================   =================   =================

Investments in shares of the Underlying Funds, at cost .............   $          88,607   $         202,750   $         131,543
Underlying Fund shares held ........................................               6,515               9,886               6,108

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................              86,783             204,638             126,277
 Net asset value per unit, December 31, 2004 .......................   $        1.099037   $        1.285999   $        1.274606

                                                                           FIDELITY                                FIDELITY
                                                                              VIP              FIDELITY               VIP
                                                                            EQUITY-               VIP              GROWTH &
                                                                            INCOME              GROWTH            INCOME (b)
                                                                       -----------------   -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $       1,984,922   $         992,970   $          85,801
                                                                       -----------------   -----------------   -----------------
  Total assets .....................................................           1,984,922             992,970              85,801

LIABILITIES:                                                                           -                   -                   -
                                                                       -----------------   -----------------   -----------------
  Net assets .......................................................   $       1,984,922   $         992,970   $          85,801
                                                                       =================   =================   =================

Net asset distribution by category:
Variable life policies .............................................   $       1,984,922   $         992,970   $          85,801
                                                                       =================   =================   =================

Investments in shares of the Underlying Funds, at cost .............   $       1,648,417   $         989,558   $          73,788
Underlying Fund shares held
                                                                                  78,239              31,021               6,168

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................           1,578,848           1,413,377              82,567
 Net asset value per unit, December 31, 2004 .......................   $        1.257186   $        0.702550   $        1.039159

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

DECEMBER 31, 2004

                                                                           FIDELITY
                                                                              VIP
                                                                            GROWTH
                                                                         OPPORTUNITIES         FIDELITY            FIDELITY
                                                                            SERVICE               VIP                 VIP
                                                                          CLASS 2 (b)         HIGH INCOME         MID CAP (b)
                                                                       -----------------   -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $           5,044   $         507,786   $         178,894
                                                                       -----------------   -----------------   -----------------
  Total assets .....................................................               5,044             507,786             178,894

LIABILITIES:                                                                           -                   -                   -
                                                                       -----------------   -----------------   -----------------
  Net assets .......................................................   $           5,044   $         507,786   $         178,894
                                                                       =================   =================   =================

Net asset distribution by category:
Variable life policies .............................................   $           5,044   $         507,786   $         178,894
                                                                       =================   =================   =================

Investments in shares of the Underlying Funds, at cost .............   $           4,335   $         466,488   $         133,613
Underlying Fund shares held ........................................                 316              72,541               5,928

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................               5,076             509,319             110,167
 Net asset value per unit, December 31, 2004 .......................   $        0.993605   $        0.996975   $        1.623846

                                                                                                                   FIDELITY
                                                                           FIDELITY                                   VIP
                                                                              VIP                                    VALUE
                                                                            MID CAP            FIDELITY           STRATEGIES
                                                                            SERVICE               VIP               SERVICE
                                                                          CLASS 2 (b)          OVERSEAS           CLASS 2 (b)
                                                                       -----------------   -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $         151,644   $         186,263   $          23,402
                                                                       -----------------   -----------------   -----------------
  Total assets .....................................................             151,644             186,263              23,402

LIABILITIES:                                                                           -                   -                   -
                                                                       -----------------   -----------------   -----------------
  Net assets .......................................................   $         151,644   $         186,263   $          23,402
                                                                       =================   =================   =================

Net asset distribution by category:
Variable life policies .............................................   $         151,644   $         186,263   $          23,402
                                                                       =================   =================   =================

Investments in shares of the Underlying Funds, at cost .............   $         116,566   $         137,010   $          20,782
Underlying Fund shares held ........................................               5,075              10,631               1,655

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................             101,654             176,888              17,286
 Net asset value per unit, December 31, 2004 .......................   $        1.491777   $        1.052988   $        1.353758

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

DECEMBER 31, 2004

                                                                            FT VIP              FT VIP
                                                                           FRANKLIN            FRANKLIN
                                                                          GROWTH AND           LARGE CAP            FT VIP
                                                                            INCOME              GROWTH             FRANKLIN
                                                                          SECURITIES          SECURITIES           SMALL CAP
                                                                          CLASS 2 (b)         CLASS 2 (b)           CLASS 2
                                                                       -----------------   -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $          11,132   $          35,976   $         575,026
                                                                       -----------------   -----------------   -----------------
  Total assets .....................................................              11,132              35,976             575,026

LIABILITIES:                                                                           -                   -                   -
                                                                       -----------------   -----------------   -----------------
  Net assets .......................................................   $          11,132   $          35,976   $         575,026
                                                                       =================   =================   =================

Net asset distribution by category:
Variable life policies .............................................   $          11,132   $          35,976   $         575,026
                                                                       =================   =================   =================

Investments in shares of the Underlying Funds, at cost .............   $           9,730   $          29,252   $         459,185
Underlying Fund shares held ........................................                 721               2,415              29,595

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................              10,917              31,744             562,414
 Net asset value per unit, December 31, 2004 .......................   $        1.019761   $        1.133325   $        1.022427

                                                                            FT VIP
                                                                           FRANKLIN             FT VIP
                                                                           SMALL CAP            MUTUAL
                                                                             VALUE              SHARES
                                                                          SECURITIES          SECURITIES
                                                                          CLASS 2 (b)           CLASS 2
                                                                       -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $          74,437   $         219,977
                                                                       -----------------   -----------------
  Total assets .....................................................              74,437             219,977

LIABILITIES:                                                                           -                   -
                                                                       -----------------   -----------------
  Net assets .......................................................   $          74,437   $         219,977
                                                                       =================   =================

Net asset distribution by category:
Variable life policies .............................................   $          74,437   $         219,977
                                                                       =================   =================

Investments in shares of the Underlying Funds, at cost .............   $          57,550   $         183,508
Underlying Fund shares held ........................................               4,756              13,220

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................              56,810             178,339
 Net asset value per unit, December 31, 2004 .......................   $        1.310277   $        1.233459

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

DECEMBER 31, 2004

                                                                                                                     JANUS
                                                                            FT VIP               JANUS               ASPEN
                                                                           TEMPLETON             ASPEN            GROWTH AND
                                                                            FOREIGN             GROWTH              INCOME
                                                                          SECURITIES            SERVICE             SERVICE
                                                                          CLASS 2 (b)           SHARES            SHARES (b)
                                                                       -----------------   -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $          77,136   $         719,479   $         164,134
                                                                       -----------------   -----------------   -----------------
  Total assets .....................................................              77,136             719,479             164,134

LIABILITIES:                                                                           -                   -                   -
                                                                       -----------------   -----------------   -----------------
  Net assets .......................................................   $          77,136   $         719,479   $         164,134
                                                                       =================   =================   =================

Net asset distribution by category:
Variable life policies .............................................   $          77,136   $         719,479   $         164,134
                                                                       =================   =================   =================

Investments in shares of the Underlying Funds, at cost .............   $          61,518   $         672,522   $         140,917
Underlying Fund shares held ........................................               5,375              36,264              10,382

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................              62,141           1,170,588             170,521
 Net asset value per unit, December 31, 2004 .......................   $        1.241302   $        0.614636   $        0.962543

                                                                             JANUS               JANUS
                                                                             ASPEN               ASPEN                MFS
                                                                         INTERNATIONAL          MID CAP             MID CAP
                                                                            GROWTH              GROWTH              GROWTH
                                                                            SERVICE             SERVICE             SERVICE
                                                                          SHARES (b)           SHARES (b)          CLASS (b)
                                                                       -----------------   -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $          40,089   $          25,032   $          27,961
                                                                       -----------------   -----------------   -----------------
  Total assets .....................................................              40,089              25,032              27,961

LIABILITIES:                                                                           -                   -                   -
                                                                       -----------------   -----------------   -----------------
  Net assets .......................................................   $          40,089   $          25,032   $          27,961
                                                                       =================   =================   =================

Net asset distribution by category:
Variable life policies .............................................   $          40,089   $          25,032   $          27,961
                                                                       =================   =================   =================

Investments in shares of the Underlying Funds, at cost .............   $          31,117   $          18,792   $          23,689
Underlying Fund shares held ........................................               1,488                 987               3,994

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................              40,215              27,619              24,965
 Net asset value per unit, December 31, 2004 .......................   $        0.996851   $        0.906361   $        1.120000

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

DECEMBER 31, 2004

                                                                              MFS                 MFS
                                                                              NEW                TOTAL                MFS
                                                                           DISCOVERY            RETURN             UTILITIES
                                                                            SERVICE             SERVICE             SERVICE
                                                                             CLASS               CLASS             CLASS (b)
                                                                       -----------------   -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $          12,148   $         163,517   $          12,251
                                                                       -----------------   -----------------   -----------------
  Total assets .....................................................              12,148             163,517              12,251

LIABILITIES:                                                                           -                   -                   -
                                                                       -----------------   -----------------   -----------------
  Net assets .......................................................   $          12,148   $         163,517   $          12,251
                                                                       =================   =================   =================

Net asset distribution by category:
Variable life policies .............................................   $          12,148   $         163,517   $          12,251
                                                                       =================   =================   =================

Investments in shares of the Underlying Funds, at cost .............   $          10,143   $         147,389   $           9,342
Underlying Fund shares held ........................................                 826               7,695                 603

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................              11,364             137,010               8,237
 Net asset value per unit, December 31, 2004 .......................   $        1.069040   $        1.193466   $        1.487232

                                                                                              OPPENHEIMER         OPPENHEIMER
                                                                          OPPENHEIMER           CAPITAL             GLOBAL
                                                                           BALANCED          APPRECIATION         SECURITIES
                                                                            SERVICE             SERVICE             SERVICE
                                                                        SHARES (a) (b)        SHARES (b)          SHARES (b)
                                                                       -----------------   -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $          19,157   $          64,581   $          84,272
                                                                       -----------------   -----------------   -----------------
  Total assets .....................................................              19,157              64,581              84,272

LIABILITIES:                                                                           -                   -                   -
                                                                       -----------------   -----------------   -----------------
  Net assets .......................................................   $          19,157   $          64,581   $          84,272
                                                                       =================   =================   =================

Net asset distribution by category:
Variable life policies .............................................   $          19,157   $          64,581   $          84,272
                                                                       =================   =================   =================

Investments in shares of the Underlying Funds, at cost .............   $          17,417   $         603,496   $          64,641
Underlying Fund shares held ........................................               1,110               1,758               2,873

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................              15,453              58,475              63,852
 Net asset value per unit, December 31, 2004 .......................   $        1.239711   $        1.104424   $        1.319819

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

DECEMBER 31, 2004

                                                                          OPPENHEIMER         OPPENHEIMER           PIONEER
                                                                             HIGH                MAIN              EMERGING
                                                                            INCOME              STREET              MARKETS
                                                                            SERVICE             SERVICE               VCT
                                                                          SHARES (b)          SHARES (b)           CLASS II
                                                                       -----------------   -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $          91,641   $          11,129   $          68,282
                                                                       -----------------   -----------------   -----------------
  Total assets .....................................................              91,641              11,129              68,282

LIABILITIES:                                                                           -                   -                   -
                                                                       -----------------   -----------------   -----------------
  Net assets .......................................................   $          91,641   $          11,129   $          68,282
                                                                       =================   =================   =================

Net asset distribution by category:
Variable life policies .............................................   $          91,641   $          11,129   $          68,282
                                                                       =================   =================   =================

Investments in shares of the Underlying Funds, at cost .............   $          86,554   $           9,525   $          52,288
Underlying Fund shares held ........................................              10,461                 538               3,359

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................              71,266               9,925              37,868
 Net asset value per unit, December 31, 2004 .......................   $        1.285888   $        1.121335   $        1.803174

                                                                                                PIONEER             PIONEER
                                                                                                 HIGH             REAL ESTATE
                                                                            PIONEER              YIELD              SHARES
                                                                           FUND VCT               VCT                 VCT
                                                                         CLASS II (b)        CLASS II (b)          CLASS II
                                                                       -----------------   -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $         101,275   $          91,084   $         163,821
                                                                       -----------------   -----------------   -----------------
  Total assets .....................................................             101,275              91,084             163,821

LIABILITIES:                                                                           -                   -                   -
                                                                       -----------------   -----------------   -----------------
  Net assets .......................................................   $         101,275   $          91,084   $         163,821
                                                                       =================   =================   =================

Net asset distribution by category:
Variable life policies .............................................   $         101,275   $          91,084   $         163,821
                                                                       =================   =================   =================

Investments in shares of the Underlying Funds, at cost .............   $          86,171   $          84,187   $         114,816
Underlying Fund shares held ........................................               4,938               7,805               6,753

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................             100,946              62,449              81,068
 Net asset value per unit, December 31, 2004 .......................   $        1.003273   $        1.458525   $        2.020804

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

DECEMBER 31, 2004

                                                                            SCUDDER
                                                                           TECHNOLOGY           SCUDDER
                                                                            GROWTH             VIT EAFE             SCUDDER
                                                                           SERIES II            EQUITY             VIT SMALL
                                                                            CLASS A            INDEX (b)           CAP INDEX
                                                                       -----------------   -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $         209,369   $          36,584   $          97,501
                                                                       -----------------   -----------------   -----------------
  Total assets .....................................................             209,369              36,584              97,501

LIABILITIES:                                                                           -                   -                   -
                                                                       -----------------   -----------------   -----------------
  Net assets .......................................................   $         209,369   $          36,584   $          97,501
                                                                       =================   =================   =================

Net asset distribution by category:
Variable life policies .............................................   $         209,369   $          36,584   $          97,501
                                                                       =================   =================   =================

Investments in shares of the Underlying Funds, at cost .............   $         211,685   $          29,328   $          69,765
Underlying Fund shares held ........................................              23,237               3,835               6,795

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................             446,121              36,078              70,825
 Net asset value per unit, December 31, 2004 .......................   $        0.469239   $        1.014032   $        1.376635

                                                                              SVS
                                                                            DREMAN
                                                                           FINANCIAL            T. ROWE
                                                                           SERVICES              PRICE
                                                                           SERIES II         INTERNATIONAL
                                                                            CLASS A              STOCK
                                                                       -----------------   -----------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .....   $          41,221   $         911,585
                                                                       -----------------   -----------------
  Total assets .....................................................              41,221             911,585

LIABILITIES:                                                                           -                   -
                                                                       -----------------   -----------------
  Net assets .......................................................   $          41,221   $         911,585
                                                                       =================   =================

Net asset distribution by category:
Variable life policies .............................................   $          41,221   $         911,585
                                                                       =================   =================

Investments in shares of the Underlying Funds, at cost .............   $          36,513   $         780,542
Underlying Fund shares held ........................................               3,031              67,826

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ..............................              31,365           1,144,028
 Net asset value per unit, December 31, 2004 .......................   $        1.314281   $        0.796829

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                      AIT                 AIT                  AIT
                                                                     CORE               EQUITY             GOVERNMENT
                                                                    EQUITY               INDEX                BOND
                                                                    SERVICE             SERVICE              SERVICE
                                                                    SHARES              SHARES               SHARES
                                                               -----------------   -----------------    -----------------
INVESTMENT INCOME:
 Dividends .................................................   $           2,078   $          36,938    $          24,902
                                                               -----------------   -----------------    -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......                   -                   -                1,275
 Net realized gain (loss) from sales of investments ........              10,035               9,759               (2,520)
                                                               -----------------   -----------------    -----------------
  Net realized gain (loss) .................................              10,035               9,759               (1,245)
 Change in unrealized gain (loss) ..........................               4,179             182,032              (10,904)
                                                               -----------------   -----------------    -----------------
  Net realized and unrealized gain (loss) ..................              14,214             191,791              (12,149)
                                                               -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from operations ....   $          16,292   $         228,729    $          12,753
                                                               =================   =================    =================

                                                                                         AIT
                                                                      AIT               SELECT                 AIT
                                                                     MONEY              CAPITAL              SELECT
                                                                    MARKET           APPRECIATION            GROWTH
                                                                    SERVICE             SERVICE              SERVICE
                                                                    SHARES              SHARES               SHARES
                                                               -----------------   -----------------    -----------------
INVESTMENT INCOME:
 Dividends .................................................   $          31,365   $               -    $               -
                                                               -----------------   -----------------    -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......                   -              63,295                    -
 Net realized gain (loss) from sales of investments ........                   -              11,293                  660
                                                               -----------------   -----------------    -----------------
  Net realized gain (loss) .................................                   -              74,588                  660
 Change in unrealized gain (loss) ..........................                   -              53,939               75,371
                                                               -----------------   -----------------    -----------------
  Net realized and unrealized gain (loss) ..................                   -             128,527               76,031
                                                               -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from operations ....   $          31,365   $         128,527    $          76,031
                                                               =================   =================    =================

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                      AIT                 AIT                  AIT
                                                                    SELECT              SELECT               SELECT
                                                                 INTERNATIONAL        INVESTMENT              VALUE
                                                                    EQUITY           GRADE INCOME          OPPORTUNITY
                                                                    SERVICE             SERVICE              SERVICE
                                                                    SHARES              SHARES               SHARES
                                                               -----------------   -----------------    -----------------
INVESTMENT INCOME:
 Dividends .................................................   $          12,239   $         101,002    $             457
                                                               -----------------   -----------------    -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......                   -              26,637               51,774
 Net realized gain (loss) from sales of investments ........               1,722              (2,776)              24,565
                                                               -----------------   -----------------    -----------------
  Net realized gain (loss) .................................               1,722              23,861               76,339
 Change in unrealized gain (loss) ..........................             119,001             (51,242)              66,349
                                                               -----------------   -----------------    -----------------
  Net realized and unrealized gain (loss) ..................             120,723             (27,381)             142,688
                                                               -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from operations ....   $         132,962   $          73,621    $         143,145
                                                               =================   =================    =================

                                                                    AIM V.I.            AIM V.I.             AIM V.I.
                                                                  AGGRESSIVE             BASIC                BLUE
                                                                    GROWTH               VALUE                CHIP
                                                                   SERIES I            SERIES II          SERIES I (b)
                                                               -----------------   -----------------    -----------------
INVESTMENT INCOME:
 Dividends .................................................   $               -   $               -    $              84
                                                               -----------------   -----------------    -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......                   -                   -                    -
 Net realized gain (loss) from sales of investments ........               3,439              10,476                4,612
                                                               -----------------   -----------------    -----------------
  Net realized gain (loss) .................................               3,439              10,476                4,612
 Change in unrealized gain (loss) ..........................              23,349               7,878                  419
                                                               -----------------   -----------------    -----------------
  Net realized and unrealized gain (loss) ..................              26,788              18,354                5,031
                                                               -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from operations ....   $          26,788   $          18,354    $           5,115
                                                               =================   =================    =================

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                    AIM V.I.                                AIM V.I.
                                                                    CAPITAL             AIM V.I.             HEALTH
                                                                  DEVELOPMENT           DYNAMICS            SCIENCES
                                                                 SERIES II (b)      SERIES I (a) (b)      SERIES I (a)
                                                               -----------------   -----------------    -----------------
INVESTMENT INCOME:
 Dividends .................................................   $               -   $               -    $               -
                                                               -----------------   -----------------    -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......                   -                   -                    -
 Net realized gain (loss) from sales of investments ........                  31               1,646                4,264
                                                               -----------------   -----------------    -----------------
  Net realized gain (loss) .................................                  31               1,646                4,264
 Change in unrealized gain (loss) ..........................                 290               5,066                5,879
                                                               -----------------   -----------------    -----------------
  Net realized and unrealized gain (loss) ..................                 321               6,712               10,143
                                                               -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from operations ....   $             321   $           6,712    $          10,143
                                                               =================   =================    =================

                                                                                       ALLIANCE-            ALLIANCE-
                                                                    AIM V.I.           BERNSTEIN            BERNSTEIN
                                                                    PREMIER            GROWTH &              PREMIER
                                                                    EQUITY              INCOME               GROWTH
                                                                    SERIES I            CLASS B              CLASS B
                                                               -----------------   -----------------    -----------------
INVESTMENT INCOME:
 Dividends .................................................   $           1,580   $           5,802    $               -
                                                               -----------------   -----------------    -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......                   -                   -                    -
 Net realized gain (loss) from sales of investments ........               1,509              10,378                4,175
                                                               -----------------   -----------------    -----------------
  Net realized gain (loss) .................................               1,509              10,378                4,175
 Change in unrealized gain (loss) ..........................              15,342              71,629               39,419
                                                               -----------------   -----------------    -----------------
  Net realized and unrealized gain (loss) ..................              16,851              82,007               43,594
                                                               -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from operations ....   $          18,431   $          87,809    $          43,594
                                                               =================   =================    =================

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   ALLIANCE-
                                                                   BERNSTEIN           ALLIANCE-            ALLIANCE-
                                                                   SMALL CAP           BERNSTEIN            BERNSTEIN
                                                                     VALUE            TECHNOLOGY              VALUE
                                                                  CLASS B (b)         CLASS B (b)          CLASS B (b)
                                                               -----------------   -----------------    -----------------
INVESTMENT INCOME:
 Dividends .................................................   $              23   $               -    $             154
                                                               -----------------   -----------------    -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......                 704                   -                    -
 Net realized gain (loss) from sales of investments ........               1,693              (2,783)               1,699
                                                               -----------------   -----------------    -----------------
  Net realized gain (loss) .................................               2,397              (2,783)               1,699
 Change in unrealized gain (loss) ..........................               2,609              (1,275)                  64
                                                               -----------------   -----------------    -----------------
  Net realized and unrealized gain (loss) ..................               5,006              (4,058)               1,763
                                                               -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from operations ....   $           5,029   $          (4,058)   $           1,917
                                                               =================   =================    =================

                                                                   DELAWARE            DELAWARE
                                                                      VIP                 VIP
                                                                    GROWTH           INTERNATIONAL
                                                                 OPPORTUNITIES       VALUE EQUITY
                                                               SERVICE CLASS (b)   SERVICE CLASS (b)
                                                               -----------------   -----------------
INVESTMENT INCOME:
 Dividends .................................................   $               -   $           2,656
                                                               -----------------   -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......                   -                   -
 Net realized gain (loss) from sales of investments ........                 431              13,421
                                                               -----------------   -----------------
  Net realized gain (loss) .................................                 431              13,421
 Change in unrealized gain (loss) ..........................                 986               4,407
                                                               -----------------   -----------------
  Net realized and unrealized gain (loss) ..................               1,417              17,828
                                                               -----------------   -----------------
  Net increase (decrease) in net assets from operations ....   $           1,417   $          20,484
                                                               =================   =================

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   FIDELITY
                                                                      VIP                                   FIDELITY
                                                                     ASSET                                     VIP
                                                                    MANAGER            FIDELITY            CONTRAFUND
                                                                    SERVICE               VIP                SERVICE
                                                                  CLASS 2 (b)       CONTRAFUND (b)         CLASS 2 (b)
                                                               -----------------   -----------------    -----------------
INVESTMENT INCOME:
 Dividends .................................................   $           2,413   $             773    $             242
                                                               -----------------   -----------------    -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......                   -                   -                    -
 Net realized gain (loss) from sales of investments ........               1,517               5,365                2,153
                                                               -----------------   -----------------    -----------------
  Net realized gain (loss) .................................               1,517               5,365                2,153
 Change in unrealized gain (loss) ..........................               1,206              28,321               16,760
                                                               -----------------   -----------------    -----------------
  Net realized and unrealized gain (loss) ..................               2,723              33,686               18,913
                                                               -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from operations ....   $           5,136   $          34,459    $          19,155
                                                               =================   =================    =================

                                                                   FIDELITY                                 FIDELITY
                                                                      VIP              FIDELITY                VIP
                                                                    EQUITY-               VIP               GROWTH &
                                                                    INCOME              GROWTH             INCOME (b)
                                                               -----------------   -----------------    -----------------
INVESTMENT INCOME:
 Dividends .................................................   $          27,290   $           2,300    $             731
                                                               -----------------   -----------------    -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......               6,519                   -                    -
 Net realized gain (loss) from sales of investments ........              30,282              (6,278)               2,240
                                                               -----------------   -----------------    -----------------
  Net realized gain (loss) .................................              36,801              (6,278)               2,240
 Change in unrealized gain (loss) ..........................             138,690              35,026                2,175
                                                               -----------------   -----------------    -----------------
  Net realized and unrealized gain (loss) ..................             175,491              28,748                4,415
                                                               -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from operations ....   $         202,781   $          31,048    $           5,146
                                                               =================   =================    =================

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   FIDELITY
                                                                  VIP GROWTH
                                                                 OPPORTUNITIES         FIDELITY             FIDELITY
                                                                    SERVICE               VIP                  VIP
                                                                  CLASS 2 (b)         HIGH INCOME          MID CAP (b)
                                                               -----------------   -----------------    -----------------
INVESTMENT INCOME:
 Dividends .................................................   $              22   $          36,121    $               -
                                                               -----------------   -----------------    -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......                   -                   -                    -
 Net realized gain (loss) from sales of investments ........                 462               1,804               24,465
                                                               -----------------   -----------------    -----------------
  Net realized gain (loss) .................................                 462               1,804               24,465
 Change in unrealized gain (loss) ..........................                 (57)              4,315               12,209
                                                               -----------------   -----------------    -----------------
  Net realized and unrealized gain (loss) ..................                 405               6,119               36,674
                                                               -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from operations ....   $             427   $          42,240    $          36,674
                                                               =================   =================    =================

                                                                   FIDELITY
                                                                      VIP
                                                                    MID CAP            FIDELITY
                                                                    SERVICE               VIP
                                                                  CLASS 2 (b)          OVERSEAS
                                                               -----------------   -----------------
INVESTMENT INCOME:
 Dividends .................................................   $               -   $           1,701
                                                               -----------------   -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......                   -                   -
 Net realized gain (loss) from sales of investments ........               1,229               3,768
                                                               -----------------   -----------------
  Net realized gain (loss) .................................               1,229               3,768
 Change in unrealized gain (loss) ..........................              26,301              15,903
                                                               -----------------   -----------------
  Net realized and unrealized gain (loss) ..................              27,530              19,671
                                                               -----------------   -----------------
  Net increase (decrease) in net assets from operations ....   $          27,530   $          21,372
                                                               =================   =================

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   FIDELITY             FT VIP               FT VIP
                                                                      VIP              FRANKLIN             FRANKLIN
                                                                     VALUE            GROWTH AND            LARGE CAP
                                                                  STRATEGIES            INCOME               GROWTH
                                                                    SERVICE           SECURITIES           SECURITIES
                                                                  CLASS 2 (b)         CLASS 2 (b)          CLASS 2 (b)
                                                               -----------------   -----------------    -----------------
INVESTMENT INCOME:
 Dividends .................................................   $               -   $             292    $             167
                                                               -----------------   -----------------    -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......                 653                   -                    -
 Net realized gain (loss) from sales of investments ........               1,024                 422                1,110
                                                               -----------------   -----------------    -----------------
  Net realized gain (loss) .................................               1,677                 422                1,110
 Change in unrealized gain (loss) ..........................              (2,087)                241                1,311
                                                               -----------------   -----------------    -----------------
  Net realized and unrealized gain (loss) ..................                (410)                663                2,421
                                                               -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from operations ....   $            (410)  $             955    $           2,588
                                                               =================   =================    =================

                                                                                        FT VIP
                                                                                       FRANKLIN              FT VIP
                                                                    FT VIP             SMALL CAP             MUTUAL
                                                                   FRANKLIN              VALUE               SHARES
                                                                   SMALL CAP          SECURITIES           SECURITIES
                                                                    CLASS 2           CLASS 2 (b)            CLASS 2
                                                               -----------------   -----------------    -----------------
INVESTMENT INCOME:
 Dividends .................................................   $               -   $              83    $           1,450
                                                               -----------------   -----------------    -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......                   -                   -                    -
 Net realized gain (loss) from sales of investments ........               9,890               1,086                3,066
                                                               -----------------   -----------------    -----------------
  Net realized gain (loss) .................................               9,890               1,086                3,066
 Change in unrealized gain (loss) ..........................              48,644              10,704               18,358
                                                               -----------------   -----------------    -----------------
  Net realized and unrealized gain (loss) ..................              58,534              11,790               21,424
                                                               -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from operations ....   $          58,534   $          11,873    $          22,874
                                                               =================   =================    =================

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                              JANUS
                                                                    FT VIP               JANUS                ASPEN
                                                                   TEMPLETON             ASPEN             GROWTH AND
                                                                    FOREIGN             GROWTH               INCOME
                                                                  SECURITIES            SERVICE              SERVICE
                                                                  CLASS 2 (b)           SHARES             SHARES (b)
                                                               -----------------   -----------------    -----------------
INVESTMENT INCOME:
 Dividends .................................................   $             779   $               -    $             610
                                                               -----------------   -----------------    -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......                   -                   -                    -
 Net realized gain (loss) from sales of investments ........               9,361               1,248                1,677
                                                               -----------------   -----------------    -----------------
  Net realized gain (loss) .................................               9,361               1,248                1,677
 Change in unrealized gain (loss) ..........................               3,074              28,423               15,221
                                                               -----------------   -----------------    -----------------
  Net realized and unrealized gain (loss) ..................              12,435              29,671               16,898
                                                               -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from operations ....   $          13,214   $          29,671    $          17,508
                                                               =================   =================    =================

                                                                     JANUS               JANUS
                                                                     ASPEN               ASPEN
                                                                 INTERNATIONAL          MID CAP
                                                                    GROWTH              GROWTH
                                                                    SERVICE             SERVICE
                                                                  SHARES (b)          SHARES (b)
                                                               -----------------   -----------------
INVESTMENT INCOME:
 Dividends .................................................   $             316   $               -
                                                               -----------------   -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......                   -                   -
 Net realized gain (loss) from sales of investments ........               1,568                 787
                                                               -----------------   -----------------
  Net realized gain (loss) .................................               1,568                 787
 Change in unrealized gain (loss) ..........................               3,940               3,527
                                                               -----------------   -----------------
  Net realized and unrealized gain (loss) ..................               5,508               4,314
                                                               -----------------   -----------------
  Net increase (decrease) in net assets from operations ....   $           5,824   $           4,314
                                                               =================   =================

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                      MFS                 MFS                  MFS
                                                                    MID CAP               NEW                 TOTAL
                                                                    GROWTH             DISCOVERY             RETURN
                                                                    SERVICE             SERVICE              SERVICE
                                                                   CLASS (b)             CLASS                CLASS
                                                               -----------------   -----------------    -----------------
INVESTMENT INCOME:
 Dividends .................................................   $               -   $               -    $           1,776
                                                               -----------------   -----------------    -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......                   -                   -                    -
 Net realized gain (loss) from sales of investments ........               1,639                 500                1,896
                                                               -----------------   -----------------    -----------------
  Net realized gain (loss) .................................               1,639                 500                1,896
 Change in unrealized gain (loss) ..........................               1,073                   7                9,921
                                                               -----------------   -----------------    -----------------
  Net realized and unrealized gain (loss) ..................               2,712                 507               11,817
                                                               -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from operations ....   $           2,712   $             507    $          13,593
                                                               =================   =================    =================

                                                                      MFS             OPPENHEIMER
                                                                   UTILITIES           BALANCED
                                                                    SERVICE             SERVICE
                                                                   CLASS (b)        SHARES (a) (b)
                                                               -----------------   -----------------
INVESTMENT INCOME:
 Dividends .................................................   $              89   $              42
                                                               -----------------   -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......                   -                   -
 Net realized gain (loss) from sales of investments ........                 261                 804
                                                               -----------------   -----------------
  Net realized gain (loss) .................................                 261                 804
 Change in unrealized gain (loss) ..........................               1,973                 827
                                                               -----------------   -----------------
  Net realized and unrealized gain (loss) ..................               2,234               1,631
                                                               -----------------   -----------------
  Net increase (decrease) in net assets from operations ....   $           2,323   $           1,673
                                                               =================   =================

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                OPPENHEIMER       OPPENHEIMER      OPPENHEIMER      OPPENHEIMER
                                                                  CAPITAL           GLOBAL            HIGH             MAIN
                                                               APPRECIATION       SECURITIES         INCOME           STREET
                                                                  SERVICE           SERVICE          SERVICE          SERVICE
                                                                SHARES (b)        SHARES (b)       SHARES (b)       SHARES (b)
                                                              ---------------   ---------------  ---------------  ---------------
INVESTMENT INCOME:
 Dividends .................................................  $           173   $           658  $         4,676  $            64
                                                              ---------------   ---------------  ---------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......                -                 -                -                -
 Net realized gain (loss) from sales of investments ........            6,382             3,266              476              238
                                                              ---------------   ---------------  ---------------  ---------------
  Net realized gain (loss) .................................            6,382             3,266              476              238
 Change in unrealized gain (loss) ..........................           (1,684)            7,536            1,450              625
                                                              ---------------   ---------------  ---------------  ---------------
  Net realized and unrealized gain (loss) ..................            4,698            10,802            1,926              863
                                                              ---------------   ---------------  ---------------  ---------------
  Net increase (decrease) in net assets from operations ....  $         4,871   $        11,460  $         6,602  $           927
                                                              ===============   ===============  ===============  ===============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                    PIONEER                                  PIONEER
                                                                   EMERGING                                   HIGH
                                                                    MARKETS             PIONEER               YIELD
                                                                      VCT              FUND VCT                VCT
                                                                   CLASS II          CLASS II (b)         CLASS II (b)
                                                               -----------------   -----------------    -----------------
INVESTMENT INCOME:
 Dividends .................................................   $             445   $             824    $           4,939
                                                               -----------------   -----------------    -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......                   -                   -                  413
 Net realized gain (loss) from sales of investments ........               9,893               1,915                3,405
                                                               -----------------   -----------------    -----------------
  Net realized gain (loss) .................................               9,893               1,915                3,818
 Change in unrealized gain (loss) ..........................              (2,832)              6,933               (1,723)
                                                               -----------------   -----------------    -----------------
  Net realized and unrealized gain (loss) ..................               7,061               8,848                2,095
                                                               -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from operations ....   $           7,506   $           9,672    $           7,034
                                                               =================   =================    =================

                                                                    PIONEER             SCUDDER
                                                                  REAL ESTATE         TECHNOLOGY
                                                                    SHARES              GROWTH
                                                                      VCT              SERIES II
                                                                   CLASS II             CLASS A
                                                               -----------------   -----------------
INVESTMENT INCOME:
 Dividends .................................................   $           4,740   $               -
                                                               -----------------   -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......                   -                   -
 Net realized gain (loss) from sales of investments ........               6,365              (4,532)
                                                               -----------------   -----------------
  Net realized gain (loss) .................................               6,365              (4,532)
 Change in unrealized gain (loss) ..........................              29,772               8,549
                                                               -----------------   -----------------
  Net realized and unrealized gain (loss) ..................              36,137               4,017
                                                               -----------------   -----------------
  Net increase (decrease) in net assets from operations ....   $          40,877   $           4,017
                                                               =================   =================

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                       SVS
                                                                                                     DREMAN
                                                                  SCUDDER                           FINANCIAL         T. ROWE
                                                                 VIT EAFE           SCUDDER         SERVICES           PRICE
                                                                  EQUITY           VIT SMALL        SERIES II      INTERNATIONAL
                                                                 INDEX (b)         CAP INDEX         CLASS A           STOCK
                                                              ---------------   ---------------  ---------------  ---------------
INVESTMENT INCOME:
 Dividends .................................................  $           928   $           399  $         2,763  $         9,329
                                                              ---------------   ---------------  ---------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors .......                -                 -                -                -
 Net realized gain (loss) from sales of investments ........            1,742             5,234            3,728            5,621
                                                              ---------------   ---------------  ---------------  ---------------
  Net realized gain (loss) .................................            1,742             5,234            3,728            5,621
 Change in unrealized gain (loss) ..........................            3,925             8,558           (1,482)          91,767
                                                              ---------------   ---------------  ---------------  ---------------
  Net realized and unrealized gain (loss) ..................            5,667            13,792            2,246           97,388
                                                              ---------------   ---------------  ---------------  ---------------
  Net increase (decrease) in net assets from operations ....  $         6,595   $        14,191  $         5,009  $       106,717
                                                              ===============   ===============  ===============  ===============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                AIT EQUITY
                                                                                 AIT CORE                          INDEX
                                                                              EQUITY SERVICE                      SERVICE
                                                                                  SHARES                          SHARES
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $      2,078    $      1,477    $     36,938    $     23,788
  Net realized gain (loss) .........................................         10,035          (1,012)          9,759         (35,102)
  Change in unrealized gain (loss) .................................          4,179          41,174         182,032         482,894
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............         16,292          41,639         228,729         471,580
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         32,285          73,708         329,387         395,262
  Terminations .....................................................        (66,458)         (1,714)        (97,506)        (71,448)
  Mortality and expense risk fees ..................................           (682)           (511)         (5,670)         (4,167)
  Insurance and other charges ......................................        (30,109)        (28,212)       (277,783)       (258,881)
  Transfers between sub-accounts (including fixed account), net ....         (5,334)          9,990          18,945         425,787
  Other transfers from (to) the General Account ....................           (238)            678          (5,581)         (6,924)
  Net increase (decrease) in investment by Sponsor .................              -          (1,640)              -               -
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...        (70,536)         52,299         (38,208)        479,629
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................        (54,244)         93,938         190,521         951,209

NET ASSETS:
 Beginning of year .................................................        221,155         127,217       2,243,035       1,291,826
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $    166,911    $    221,155    $  2,433,556    $  2,243,035
                                                                       ============    ============    ============    ============

                                                                                    AIT
                                                                                GOVERNMENT
                                                                                   BOND
                                                                                  SERVICE
                                                                                  SHARES
                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                       ----------------------------
                                                                           2004            2003
                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $     24,902    $     23,057
  Net realized gain (loss) .........................................         (1,245)          1,153
  Change in unrealized gain (loss) .................................        (10,904)        (15,628)
                                                                       ------------    ------------
  Net increase (decrease) in net assets from operations ............         12,753           8,582
                                                                       ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................        132,188         150,277
  Terminations .....................................................        (23,232)         (2,711)
  Mortality and expense risk fees ..................................         (1,897)         (1,662)
  Insurance and other charges ......................................        (88,782)        (87,391)
  Transfers between sub-accounts (including fixed account), net ....         51,712          47,068
  Other transfers from (to) the General Account ....................         (5,943)           (789)
  Net increase (decrease) in investment by Sponsor .................              -          (2,313)
                                                                       ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...         64,046         102,479
                                                                       ------------    ------------
  Net increase (decrease) in net assets ............................         76,799         111,061

NET ASSETS:
 Beginning of year .................................................        589,938         478,877
                                                                       ------------    ------------
 End of year .......................................................   $    666,737    $    589,938
                                                                       ============    ============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                                                    AIT
                                                                                   AIT                            SELECT
                                                                                  MONEY                    CAPITAL APPRECIATION
                                                                              MARKET SERVICE                     SERVICE
                                                                                  SHARES                          SHARES
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $     31,365    $     34,440    $          -    $          -
  Net realized gain (loss) .........................................              -             343          74,588         (16,152)
  Change in unrealized gain (loss) .................................              -               -          53,939         182,825
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............         31,365          34,783         128,527         166,673
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................        946,099       1,433,009         127,322         148,677
  Terminations .....................................................        (15,936)        (77,519)        (20,259)        (43,911)
  Mortality and expense risk fees ..................................         (8,837)        (10,611)         (2,105)         (1,460)
  Insurance and other charges ......................................       (547,103)       (725,354)        (94,980)        (86,459)
  Transfers between sub-accounts (including fixed account), net ....     (1,324,840)        (55,980)         49,517          26,932
  Other transfers from (to) the General Account ....................           (211)        (44,305)         (4,768)           (682)
  Net increase (decrease) in investment by Sponsor .................              -               -               -               -
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...       (950,828)        519,240          54,727          43,097
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................       (919,463)        554,023         183,254         209,770

NET ASSETS:
 Beginning of year .................................................      4,371,338       3,817,315         639,443         429,673
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $  3,451,875    $  4,371,338    $    822,697    $    639,443
                                                                       ============    ============    ============    ============

                                                                                    AIT
                                                                               SELECT GROWTH
                                                                              SERVICE SHARES
                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                       ----------------------------
                                                                           2004            2003
                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $          -    $        442
  Net realized gain (loss) .........................................            660        (102,880)
  Change in unrealized gain (loss) .................................         75,371         332,470
                                                                       ------------    ------------
  Net increase (decrease) in net assets from operations ............         76,031         230,032
                                                                       ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................        211,790         238,665
  Terminations .....................................................        (78,324)       (127,977)
  Mortality and expense risk fees ..................................         (3,561)         (2,814)
  Insurance and other charges ......................................       (226,096)       (191,508)
  Transfers between sub-accounts (including fixed account), net ....          3,324         451,719
  Other transfers from (to) the General Account ....................         (8,945)         (8,657)
  Net increase (decrease) in investment by Sponsor .................              -               -
                                                                       ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...       (101,812)        359,428
                                                                       ------------    ------------
  Net increase (decrease) in net assets ............................        (25,781)        589,460

NET ASSETS:
 Beginning of year .................................................      1,136,419         546,959
                                                                       ------------    ------------
 End of year .......................................................   $  1,110,638    $  1,136,419
                                                                       ============    ============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                    AIT                             AIT
                                                                                  SELECT                          SELECT
                                                                               INTERNATIONAL                    INVESTMENT
                                                                                  EQUITY                       GRADE INCOME
                                                                                  SERVICE                         SERVICE
                                                                                  SHARES                          SHARES
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $     12,239    $      6,332    $    101,002    $     74,940
  Net realized gain (loss) .........................................          1,722         (51,577)         23,861           2,830
  Change in unrealized gain (loss) .................................        119,001         249,275         (51,242)        (29,770)
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............        132,962         204,030          73,621          48,000
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................        179,503         197,335         393,130         381,693
  Terminations .....................................................        (37,849)        (61,425)        (50,007)        (68,173)
  Mortality and expense risk fees ..................................         (3,025)         (2,334)         (5,495)         (4,423)
  Insurance and other charges ......................................       (139,433)       (128,306)       (265,368)       (256,013)
  Transfers between sub-accounts (including fixed account), net ....         (3,479)         98,512         115,915         486,709
  Other transfers from (to) the General Account ....................         (9,124)         (6,939)        (17,239)         (3,511)
  Net increase (decrease) in investment by Sponsor .................              -               -               -               -
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...        (13,407)         96,843         170,936         536,282
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................        119,555         300,873         244,557         584,282

NET ASSETS:
 Beginning of year .................................................        916,001         615,128       1,748,627       1,164,345
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $  1,035,556    $    916,001    $  1,993,184    $  1,748,627
                                                                       ============    ============    ============    ============

                                                                                    AIT
                                                                                  SELECT
                                                                                   VALUE
                                                                                OPPORTUNITY
                                                                                  SERVICE
                                                                                  SHARES
                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                       ----------------------------
                                                                           2004            2003
                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $        457    $        768
  Net realized gain (loss) .........................................         76,339          (7,373)
  Change in unrealized gain (loss) .................................         66,349         220,096
                                                                       ------------    ------------
  Net increase (decrease) in net assets from operations ............        143,145         213,491
                                                                       ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................        178,229         183,969
  Terminations .....................................................        (41,333)       (121,065)
  Mortality and expense risk fees ..................................         (2,425)         (1,851)
  Insurance and other charges ......................................       (122,203)       (129,350)
  Transfers between sub-accounts (including fixed account), net ....         (5,919)         20,138
  Other transfers from (to) the General Account ....................        (10,798)         (4,078)
  Net increase (decrease) in investment by Sponsor .................              -               -
                                                                       ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...         (4,449)        (52,237)
                                                                       ------------    ------------
  Net increase (decrease) in net assets ............................        138,696         161,254

NET ASSETS:
 Beginning of year .................................................        728,766         567,512
                                                                       ------------    ------------
 End of year .......................................................   $    867,462    $    728,766
                                                                       ============    ============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                 AIM V.I.                        AIM V.I.
                                                                                AGGRESSIVE                         BASIC
                                                                                  GROWTH                           VALUE
                                                                                 SERIES I                        SERIES II
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $          -    $          -    $          -    $          -
  Net realized gain (loss) .........................................          3,439          (6,602)         10,476           2,237
  Change in unrealized gain (loss) .................................         23,349          41,963           7,878          37,317
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............         26,788          35,361          18,354          39,554
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         41,057          60,384          40,186          41,633
  Terminations .....................................................         (1,101)         (2,014)        (13,414)              -
  Mortality and expense risk fees ..................................           (743)           (493)           (495)           (377)
  Insurance and other charges ......................................        (31,851)        (29,390)        (26,891)        (24,741)
  Transfers between sub-accounts (including fixed account), net ....         (1,355)         (1,001)          2,607           8,598
  Other transfers from (to) the General Account ....................         (1,882)         (3,112)         (2,274)         (1,606)
  Net increase (decrease) in investment by Sponsor .................              -          (1,678)              -          (1,902)
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...          4,125          22,696            (281)         21,605
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................         30,913          58,057          18,073          61,159

NET ASSETS:
 Beginning of year .................................................        213,090         155,033         178,177         117,018
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $    244,003    $    213,090    $    196,250    $    178,177
                                                                       ============    ============    ============    ============

                                                                                 AIM V.I.
                                                                                BLUE CHIP
                                                                               SERIES I (b)
                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                       ----------------------------
                                                                           2004            2003
                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $         84    $          -
  Net realized gain (loss) .........................................          4,612          (1,057)
  Change in unrealized gain (loss) .................................            419          19,035
                                                                       ------------    ------------
  Net increase (decrease) in net assets from operations ............          5,115          17,978
                                                                       ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         32,764          48,218
  Terminations .....................................................         (2,317)              -
  Mortality and expense risk fees ..................................           (336)           (234)
  Insurance and other charges ......................................        (25,151)        (23,122)
  Transfers between sub-accounts (including fixed account), net ....        (33,174)          6,007
  Other transfers from (to) the General Account ....................         (2,884)            (19)
  Net increase (decrease) in investment by Sponsor .................              -          (1,556)
                                                                       ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...        (31,098)         29,294
                                                                       ------------    ------------
  Net increase (decrease) in net assets ............................        (25,983)         47,272

NET ASSETS:
 Beginning of year .................................................        106,334          59,062
                                                                       ------------    ------------
 End of year .......................................................   $     80,351    $    106,334
                                                                       ============    ============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                 AIM V.I.
                                                                                  CAPITAL                        AIM V.I.
                                                                                DEVELOPMENT                      DYNAMICS
                                                                              SERIES II (b)                  SERIES I (a) (b)
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $          -    $          -    $          -    $          -
  Net realized gain (loss) .........................................             31             212           1,646             131
  Change in unrealized gain (loss) .................................            290             719           5,066          12,744
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............            321             931           6,712          12,875
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................            430             437           4,248           3,712
  Terminations .....................................................              -               -               -               -
  Mortality and expense risk fees ..................................             (7)             (5)           (176)           (134)
  Insurance and other charges ......................................           (178)           (169)         (5,121)         (3,688)
  Transfers between sub-accounts (including fixed account), net ....              1              (1)         (4,881)          7,785
  Other transfers from (to) the General Account ....................              -               1               -               -
  Net increase (decrease) in investment by Sponsor .................              -          (1,984)              -          (1,506)
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...            246          (1,721)         (5,930)          6,169
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................            567            (790)            782          19,044

NET ASSETS:
 Beginning of year .................................................          1,871           2,661          51,820          32,776
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $      2,438    $      1,871    $     52,602    $     51,820
                                                                       ============    ============    ============    ============

                                                                                 AIM V.I.
                                                                                  HEALTH
                                                                                 SCIENCES
                                                                               SERIES I (a)
                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                       ----------------------------
                                                                           2004            2003
                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $          -    $          -
  Net realized gain (loss) .........................................          4,264            (480)
  Change in unrealized gain (loss) .................................          5,879          30,538
                                                                       ------------    ------------
  Net increase (decrease) in net assets from operations ............         10,143          30,058
                                                                       ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         32,542          41,061
  Terminations .....................................................        (13,608)            (57)
  Mortality and expense risk fees ..................................           (425)           (329)
  Insurance and other charges ......................................        (20,832)        (20,371)
  Transfers between sub-accounts (including fixed account), net ....        (14,260)          8,464
  Other transfers from (to) the General Account ....................           (457)           (277)
  Net increase (decrease) in investment by Sponsor .................              -          (1,933)
                                                                       ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...        (17,040)         26,558
                                                                       ------------    ------------
  Net increase (decrease) in net assets ............................         (6,897)         56,616

NET ASSETS:
 Beginning of year .................................................        146,239          89,623
                                                                       ------------    ------------
 End of year .......................................................   $    139,342    $    146,239
                                                                       ============    ============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                                                ALLIANCE-
                                                                                 AIM V.I.                       BERNSTEIN
                                                                                 PREMIER                         GROWTH &
                                                                                  EQUITY                         INCOME
                                                                                 SERIES I                        CLASS B
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $      1,580    $        741    $      5,802    $      5,153
  Net realized gain (loss) .........................................          1,509          (6,046)         10,378         (10,363)
  Change in unrealized gain (loss) .................................         15,342          55,125          71,629         176,059
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............         18,431          49,820          87,809         170,849
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         90,629          80,854         176,949         212,543
  Terminations .....................................................        (11,894)         (7,859)        (18,455)         (8,412)
  Mortality and expense risk fees ..................................           (982)           (631)         (2,514)         (1,830)
  Insurance and other charges ......................................        (49,048)        (45,899)       (122,110)       (114,001)
  Transfers between sub-accounts (including fixed account), net ....         36,492           4,387          43,466         (19,285)
  Other transfers from (to) the General Account ....................            327            (288)         (7,857)         (5,868)
  Net increase (decrease) in investment by Sponsor .................              -          (1,507)              -          (1,833)
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...         65,524          29,057          69,479          61,314
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................         83,955          78,877         157,288         232,163

NET ASSETS:
 Beginning of year .................................................        270,124         191,247         726,286         494,123
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $    354,079    $    270,124    $    883,574    $    726,286
                                                                       ============    ============    ============    ============

                                                                                 ALLIANCE-
                                                                                 BERNSTEIN
                                                                                  PREMIER
                                                                                  GROWTH
                                                                                  CLASS B
                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                       ----------------------------
                                                                           2004            2003
                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $          -    $          -
  Net realized gain (loss) .........................................          4,175          (3,036)
  Change in unrealized gain (loss) .................................         39,419          87,167
                                                                       ------------    ------------
  Net increase (decrease) in net assets from operations ............         43,594          84,131
                                                                       ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................        129,229         138,328
  Terminations .....................................................        (24,016)         (5,275)
  Mortality and expense risk fees ..................................         (1,631)         (1,206)
  Insurance and other charges ......................................        (77,008)        (71,425)
  Transfers between sub-accounts (including fixed account), net ....          9,396          70,445
  Other transfers from (to) the General Account ....................         (4,482)         (1,072)
  Net increase (decrease) in investment by Sponsor .................              -          (1,436)
                                                                       ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...         31,488         128,359
                                                                       ------------    ------------
  Net increase (decrease) in net assets ............................         75,082         212,490

NET ASSETS:
 Beginning of year .................................................        500,964         288,474
                                                                       ------------    ------------
 End of year .......................................................   $    576,046    $    500,964
                                                                       ============    ============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                ALLIANCE-
                                                                                BERNSTEIN                        ALLIANCE-
                                                                                SMALL CAP                        BERNSTEIN
                                                                                  VALUE                         TECHNOLOGY
                                                                                CLASS B (b)                     CLASS B (b)
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $         23    $        108    $          -    $          -
  Net realized gain (loss) .........................................          2,397           1,020          (2,783)            584
  Change in unrealized gain (loss) .................................          2,609           5,866          (1,275)          2,341
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............          5,029           6,994          (4,058)          2,925
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          8,447           8,737           4,772           3,149
  Terminations .....................................................              -            (405)              -            (792)
  Mortality and expense risk fees ..................................            (88)            (54)            (48)            (21)
  Insurance and other charges ......................................         (4,432)         (3,691)         (3,657)         (1,671)
  Transfers between sub-accounts (including fixed account), net ....         (3,384)          2,728          (6,787)         10,896
  Other transfers from (to) the General Account ....................            (32)            459               -             181
  Net increase (decrease) in investment by Sponsor .................              -          (2,264)              -          (1,942)
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...            511           5,510          (5,720)          9,800
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................          5,540          12,504          (9,778)         12,725

NET ASSETS:
 Beginning of year .................................................         25,756          13,252          15,680           2,955
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $     31,296    $     25,756    $      5,902    $     15,680
                                                                       ============    ============    ============    ============

                                                                                 ALLIANCE-
                                                                                 BERNSTEIN
                                                                                   VALUE
                                                                                CLASS B (b)
                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                       ----------------------------
                                                                           2004            2003
                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $        154    $        108
  Net realized gain (loss) .........................................          1,699             313
  Change in unrealized gain (loss) .................................             64           3,039
                                                                       ------------    ------------
  Net increase (decrease) in net assets from operations ............          1,917           3,460
                                                                       ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          3,985           6,253
  Terminations .....................................................              -               -
  Mortality and expense risk fees ..................................            (47)            (33)
  Insurance and other charges ......................................         (2,038)         (2,071)
  Transfers between sub-accounts (including fixed account), net ....         (7,780)          4,798
  Other transfers from (to) the General Account ....................            (58)            476
  Net increase (decrease) in investment by Sponsor .................              -          (2,094)
                                                                       ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...         (5,938)          7,329
                                                                       ------------    ------------
  Net increase (decrease) in net assets ............................         (4,021)         10,789

NET ASSETS:
 Beginning of year .................................................         17,666           6,877
                                                                       ------------    ------------
 End of year .......................................................   $     13,645    $     17,666
                                                                       ============    ============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                 DELAWARE                        DELAWARE
                                                                                    VIP                             VIP
                                                                                  GROWTH                       INTERNATIONAL
                                                                               OPPORTUNITIES                   VALUE EQUITY
                                                                             SERVICE CLASS (b)               SERVICE CLASS (b)
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $          -    $          -    $      2,656    $      2,006
  Net realized gain (loss) .........................................            431            (790)         13,421           3,488
  Change in unrealized gain (loss) .................................            986           3,409           4,407          29,154
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............          1,417           2,619          20,484          34,648
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          4,083           3,590           8,901           8,833
  Terminations .....................................................              -               -         (30,017)         (2,382)
  Mortality and expense risk fees ..................................            (35)            (22)           (365)           (281)
  Insurance and other charges ......................................         (1,524)         (1,628)        (12,141)         (9,436)
  Transfers between sub-accounts (including fixed account), net ....           (894)         (3,225)           (382)         24,231
  Other transfers from (to) the General Account ....................              1               -          (2,808)           (122)
  Net increase (decrease) in investment by Sponsor .................              -          (2,018)              -          (2,205)
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...          1,631          (3,303)        (36,812)         18,638
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................          3,048            (684)        (16,328)         53,286

NET ASSETS:
 Beginning of year .................................................          8,885           9,569         103,201          49,915
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $     11,933    $      8,885    $     86,873    $    103,201
                                                                       ============    ============    ============    ============

                                                                                 FIDELITY
                                                                                    VIP
                                                                                   ASSET
                                                                                  MANAGER
                                                                                  SERVICE
                                                                                CLASS 2 (b)
                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                       ----------------------------
                                                                           2004            2003
                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $      2,413    $      2,518
  Net realized gain (loss) .........................................          1,517            (368)
  Change in unrealized gain (loss) .................................          1,206          11,070
                                                                       ------------    ------------
  Net increase (decrease) in net assets from operations ............          5,136          13,220
                                                                       ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         27,638          25,911
  Terminations .....................................................         (3,701)              -
  Mortality and expense risk fees ..................................           (328)           (262)
  Insurance and other charges ......................................        (20,418)        (17,350)
  Transfers between sub-accounts (including fixed account), net ....         (5,183)          7,755
  Other transfers from (to) the General Account ....................         (2,931)              -
  Net increase (decrease) in investment by Sponsor .................              -          (2,031)
                                                                       ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...         (4,923)         14,023
                                                                       ------------    ------------
  Net increase (decrease) in net assets ............................            213          27,243

NET ASSETS:
 Beginning of year .................................................         95,165          67,922
                                                                       ------------    ------------
 End of year .......................................................   $     95,378    $     95,165
                                                                       ============    ============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                                                 FIDELITY
                                                                                                                    VIP
                                                                                 FIDELITY                       CONTRAFUND
                                                                                    VIP                           SERVICE
                                                                              CONTRAFUND (b)                    CLASS 2 (b)
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $        773    $        625    $        242    $        173
  Net realized gain (loss) .........................................          5,365             222           2,153              21
  Change in unrealized gain (loss) .................................         28,321          40,794          16,760          15,234
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............         34,459          41,641          19,155          15,428
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         40,756          41,569          34,814          26,940
  Terminations .....................................................             65            (278)              -            (736)
  Mortality and expense risk fees ..................................           (625)           (412)           (417)           (189)
  Insurance and other charges ......................................        (28,712)        (26,050)        (15,364)        (12,135)
  Transfers between sub-accounts (including fixed account), net ....          2,297          28,013          44,107           2,775
  Other transfers from (to) the General Account ....................           (156)          4,801            (579)           (337)
  Net increase (decrease) in investment by Sponsor .................              -          (2,174)              -          (2,161)
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...         13,625          45,469          62,561          14,157
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................         48,084          87,110          81,716          29,585

NET ASSETS:
 Beginning of year .................................................        215,078         127,968          79,237          49,652
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $    263,162    $    215,078    $    160,953    $     79,237
                                                                       ============    ============    ============    ============

                                                                                 FIDELITY
                                                                                    VIP
                                                                                  EQUITY-
                                                                                  INCOME
                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                       ----------------------------
                                                                           2004            2003
                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $     27,290    $     22,641
  Net realized gain (loss) .........................................         36,801         (39,303)
  Change in unrealized gain (loss) .................................        138,690         406,538
                                                                       ------------    ------------
  Net increase (decrease) in net assets from operations ............        202,781         389,876
                                                                       ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................        412,142         457,370
  Terminations .....................................................       (134,922)        (77,777)
  Mortality and expense risk fees ..................................         (5,400)         (4,020)
  Insurance and other charges ......................................       (262,664)       (247,946)
  Transfers between sub-accounts (including fixed account), net ....         53,874         (66,354)
  Other transfers from (to) the General Account ....................        (17,979)         (2,100)
  Net increase (decrease) in investment by Sponsor .................              -               -
                                                                       ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...         45,051          59,173
                                                                       ------------    ------------
  Net increase (decrease) in net assets ............................        247,832         449,049

NET ASSETS:
 Beginning of year .................................................      1,737,090       1,288,041
                                                                       ------------    ------------
 End of year .......................................................   $  1,984,922    $  1,737,090
                                                                       ============    ============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                                                 FIDELITY
                                                                                 FIDELITY                           VIP
                                                                                    VIP                          GROWTH &
                                                                                  GROWTH                        INCOME (b)
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $      2,300    $      1,723    $        731    $        756
  Net realized gain (loss) .........................................         (6,278)        (70,008)          2,240             456
  Change in unrealized gain (loss) .................................         35,026         257,247           2,175          13,711
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............         31,048         188,962           5,146          14,923
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................        220,944         217,463          20,427          24,687
  Terminations .....................................................        (16,607)        (27,515)              -               -
  Mortality and expense risk fees ..................................         (2,841)         (2,119)           (271)           (211)
  Insurance and other charges ......................................       (154,001)       (147,469)        (16,974)        (15,618)
  Transfers between sub-accounts (including fixed account), net ....        109,253         (64,100)         (6,128)          5,768
  Other transfers from (to) the General Account ....................         (8,056)          2,276            (244)           (276)
  Net increase (decrease) in investment by Sponsor .................              -               -               -          (1,906)
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...        148,692         (21,464)         (3,190)         12,444
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................        179,740         167,498           1,956          27,367

NET ASSETS:
 Beginning of year .................................................        813,230         645,732          83,845          56,478
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $    992,970    $    813,230    $     85,801    $     83,845
                                                                       ============    ============    ============    ============

                                                                                 FIDELITY
                                                                                VIP GROWTH
                                                                              OPPORTUNITIES
                                                                                 SERVICE
                                                                                CLASS 2 (b)
                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                       ----------------------------
                                                                           2004            2003
                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $         22    $         31
  Net realized gain (loss) .........................................            462             458
  Change in unrealized gain (loss) .................................            (57)          1,173
                                                                       ------------    ------------
  Net increase (decrease) in net assets from operations ............            427           1,662
                                                                       ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          1,417           2,058
  Terminations .....................................................              -               -
  Mortality and expense risk fees ..................................            (23)            (15)
  Insurance and other charges ......................................         (1,464)         (1,753)
  Transfers between sub-accounts (including fixed account), net ....         (1,968)          1,006
  Other transfers from (to) the General Account ....................              5            (171)
  Net increase (decrease) in investment by Sponsor .................              -          (1,791)
                                                                       ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...         (2,033)           (666)
                                                                       ------------    ------------
  Net increase (decrease) in net assets ............................         (1,606)            996

NET ASSETS:
 Beginning of year .................................................          6,650           5,654
                                                                       ------------    ------------
 End of year .......................................................   $      5,044    $      6,650
                                                                       ============    ============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                 FIDELITY                        FIDELITY
                                                                                    VIP                             VIP
                                                                                HIGH INCOME                     MID CAP (b)
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $     36,121    $     27,071    $          -    $        417
  Net realized gain (loss) .........................................          1,804            (368)         24,465           1,271
  Change in unrealized gain (loss) .................................          4,315          68,470          12,209          38,173
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............         42,240          95,173          36,674          39,861
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         74,519          74,593          43,261          44,312
  Terminations .....................................................        (11,490)         (3,615)        (14,096)         (6,486)
  Mortality and expense risk fees ..................................         (1,413)         (1,286)           (354)           (234)
  Insurance and other charges ......................................        (61,270)        (65,037)        (29,310)        (19,536)
  Transfers between sub-accounts (including fixed account), net ....         19,192          19,462         (12,553)          3,769
  Other transfers from (to) the General Account ....................           (275)           (279)             77             (47)
  Net increase (decrease) in investment by Sponsor .................              -               -               -          (2,537)
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...         19,263          23,838         (12,975)         19,241
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................         61,503         119,011          23,699          59,102

NET ASSETS:
 Beginning of year .................................................        446,283         327,272         155,195          96,093
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $    507,786    $    446,283    $    178,894    $    155,195
                                                                       ============    ============    ============    ============

                                                                               FIDELITY VIP
                                                                                  MID CAP
                                                                                  SERVICE
                                                                                CLASS 2 (b)
                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                       ----------------------------
                                                                           2004            2003
                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $          -    $         60
  Net realized gain (loss) .........................................          1,229             829
  Change in unrealized gain (loss) .................................         26,301           8,875
                                                                       ------------    ------------
  Net increase (decrease) in net assets from operations ............         27,530           9,764
                                                                       ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         28,295           9,732
  Terminations .....................................................              -               -
  Mortality and expense risk fees ..................................           (382)            (79)
  Insurance and other charges ......................................        (10,415)         (5,446)
  Transfers between sub-accounts (including fixed account), net ....         70,761           3,171
  Other transfers from (to) the General Account ....................          1,318            (357)
  Net increase (decrease) in investment by Sponsor .................              -          (2,337)
                                                                       ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...         89,577           4,684
                                                                       ------------    ------------
  Net increase (decrease) in net assets ............................        117,107          14,448

NET ASSETS:
 Beginning of year .................................................         34,537          20,089
                                                                       ------------    ------------
 End of year .......................................................   $    151,644    $     34,537
                                                                       ============    ============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                                               FIDELITY VIP
                                                                                                                   VALUE
                                                                                 FIDELITY                       STRATEGIES
                                                                                    VIP                           SERVICE
                                                                                 OVERSEAS                       CLASS 2 (b)
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $      1,701    $        596    $          -    $          -
  Net realized gain (loss) .........................................          3,768             911           1,677             863
  Change in unrealized gain (loss) .................................         15,903          41,075          (2,087)          5,133
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............         21,372          42,582            (410)          5,996
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         19,700          14,591           8,051           3,199
  Terminations .....................................................           (856)           (409)              -               -
  Mortality and expense risk fees ..................................           (522)           (324)           (164)            (38)
  Insurance and other charges ......................................        (16,264)        (13,334)        (12,066)         (2,914)
  Transfers between sub-accounts (including fixed account), net ....         17,102          50,062          (3,351)         20,442
  Other transfers from (to) the General Account ....................           (848)              1            (536)           (166)
  Net increase (decrease) in investment by Sponsor .................              -          (1,775)              -          (2,356)
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...         18,312          48,812          (8,066)         18,167
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................         39,684          91,394          (8,476)         24,163

NET ASSETS:
 Beginning of year .................................................        146,579          55,185          31,878           7,715
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $    186,263    $    146,579    $     23,402    $     31,878
                                                                       ============    ============    ============    ============

                                                                                  FT VIP                          FT VIP
                                                                                 FRANKLIN                        FRANKLIN
                                                                                GROWTH AND                      LARGE CAP
                                                                                  INCOME                          GROWTH
                                                                                SECURITIES                      SECURITIES
                                                                                CLASS 2 (b)                     CLASS 2 (b)
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $        292    $        269    $        167    $        174
  Net realized gain (loss) .........................................            422            (547)          1,110             721
  Change in unrealized gain (loss) .................................            241           2,188           1,311           6,164
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............            955           1,910           2,588           7,059
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          3,065           3,315           3,795           4,624
  Terminations .....................................................         (3,321)              -               -               -
  Mortality and expense risk fees ..................................            (34)            (24)           (108)            (70)
  Insurance and other charges ......................................         (1,815)         (1,738)         (5,438)         (4,817)
  Transfers between sub-accounts (including fixed account), net ....          2,196          (1,648)          7,573          18,084
  Other transfers from (to) the General Account ....................              -              19              (3)             (7)
  Net increase (decrease) in investment by Sponsor .................              -          (1,752)              -          (2,032)
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...             91          (1,828)          5,819          15,782
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................          1,046              82           8,407          22,841

NET ASSETS:
 Beginning of year .................................................         10,086          10,004          27,569           4,728
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $     11,132    $     10,086    $     35,976    $     27,569
                                                                       ============    ============    ============    ============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                                                  FT VIP
                                                                                                                 FRANKLIN
                                                                                  FT VIP                         SMALL CAP
                                                                                 FRANKLIN                          VALUE
                                                                                 SMALL CAP                      SECURITIES
                                                                                  CLASS 2                       CLASS 2 (b)
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $          -    $          -    $         83    $         44
  Net realized gain (loss) .........................................          9,890         (26,304)          1,086             236
  Change in unrealized gain (loss) .................................         48,644         136,436          10,704           6,535
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............         58,534         110,132          11,873           6,815
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................        103,638          87,517          13,072           9,745
  Terminations .....................................................        (22,660)         (3,451)              -               -
  Mortality and expense risk fees ..................................         (1,668)         (1,034)           (126)            (42)
  Insurance and other charges ......................................        (62,871)        (52,587)         (5,603)         (2,970)
  Transfers between sub-accounts (including fixed account), net ....         16,753         (10,312)         23,044           3,589
  Other transfers from (to) the General Account ....................             (9)          4,704             (28)             19
  Net increase (decrease) in investment by Sponsor .................              -          (1,810)              -          (2,024)
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...         33,183          23,027          30,359           8,317
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................         91,717         133,159          42,232          15,132

NET ASSETS:
 Beginning of year .................................................        483,309         350,150          32,205          17,073
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $    575,026    $    483,309    $     74,437    $     32,205
                                                                       ============    ============    ============    ============

                                                                                  FT VIP
                                                                                  MUTUAL
                                                                                  SHARES
                                                                                SECURITIES
                                                                                  CLASS 2
                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                       ----------------------------
                                                                           2004            2003
                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $      1,450    $      1,314
  Net realized gain (loss) .........................................          3,066             106
  Change in unrealized gain (loss) .................................         18,358          28,103
                                                                       ------------    ------------
  Net increase (decrease) in net assets from operations ............         22,874          29,523
                                                                       ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         61,176          60,476
  Terminations .....................................................            268            (456)
  Mortality and expense risk fees ..................................           (488)           (311)
  Insurance and other charges ......................................        (26,552)        (24,303)
  Transfers between sub-accounts (including fixed account), net ....          7,429          12,254
  Other transfers from (to) the General Account ....................            180             236
  Net increase (decrease) in investment by Sponsor .................              -          (2,121)
                                                                       ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...         42,013          45,775
                                                                       ------------    ------------
  Net increase (decrease) in net assets ............................         64,887          75,298

NET ASSETS:
 Beginning of year .................................................        155,090          79,792
                                                                       ------------    ------------
 End of year .......................................................   $    219,977    $    155,090
                                                                       ============    ============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                  FT VIP
                                                                                 TEMPLETON                         JANUS
                                                                                  FOREIGN                          ASPEN
                                                                                SECURITIES                    GROWTH SERVICE
                                                                                CLASS 2 (b)                       SHARES
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $        779    $        913    $          -    $          -
  Net realized gain (loss) .........................................          9,361              (9)          1,248         (20,726)
  Change in unrealized gain (loss) .................................          3,074          14,705          28,423         171,362
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............         13,214          15,609          29,671         150,636
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         10,705          14,827         111,030         158,271
  Terminations .....................................................              -               -         (20,777)         (7,198)
  Mortality and expense risk fees ..................................           (192)           (112)         (2,222)         (1,724)
  Insurance and other charges ......................................        (10,808)         (7,767)        (86,496)        (85,567)
  Transfers between sub-accounts (including fixed account), net ....         (4,385)          6,849           5,492          37,450
  Other transfers from (to) the General Account ....................            (66)            288         (14,630)         (5,124)
  Net increase (decrease) in investment by Sponsor .................              -          (2,012)              -               -
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...         (4,746)         12,073          (7,603)         96,108
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................          8,468          27,682          22,068         246,744

NET ASSETS:
 Beginning of year .................................................         68,668          40,986         697,411         450,667
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $     77,136    $     68,668    $    719,479    $    697,411
                                                                       ============    ============    ============    ============

                                                                                  JANUS
                                                                                  ASPEN
                                                                                GROWTH AND
                                                                                  INCOME
                                                                                  SERVICE
                                                                                SHARES (b)
                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                       ----------------------------
                                                                           2004            2003
                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $        610    $        598
  Net realized gain (loss) .........................................          1,677          (1,093)
  Change in unrealized gain (loss) .................................         15,221          26,658
                                                                       ------------    ------------
  Net increase (decrease) in net assets from operations ............         17,508          26,163
                                                                       ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         31,400          30,684
  Terminations .....................................................         (1,559)           (356)
  Mortality and expense risk fees ..................................           (469)           (355)
  Insurance and other charges ......................................        (19,486)        (17,137)
  Transfers between sub-accounts (including fixed account), net ....         (5,565)          9,151
  Other transfers from (to) the General Account ....................         (2,289)           (772)
  Net increase (decrease) in investment by Sponsor .................              -          (1,664)
                                                                       ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...          2,032          19,551
                                                                       ------------    ------------
  Net increase (decrease) in net assets ............................         19,540          45,714

NET ASSETS:
 Beginning of year .................................................        144,594          98,880
                                                                       ------------    ------------
 End of year .......................................................   $    164,134    $    144,594
                                                                       ============    ============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                   JANUS                           JANUS
                                                                                   ASPEN                           ASPEN
                                                                               INTERNATIONAL                      MID CAP
                                                                                  GROWTH                          GROWTH
                                                                                  SERVICE                         SERVICE
                                                                                SHARES (b)                      SHARES (b)
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $        316    $        231    $          -    $          -
  Net realized gain (loss) .........................................          1,568          (1,921)            787             114
  Change in unrealized gain (loss) .................................          3,940           8,864           3,527           4,564
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............          5,824           7,174           4,314           4,678
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          7,677          10,966           7,582           8,138
  Terminations .....................................................              -          (3,776)              -               -
  Mortality and expense risk fees ..................................            (94)            (54)            (61)            (38)
  Insurance and other charges ......................................         (5,699)         (5,566)         (3,689)         (4,070)
  Transfers between sub-accounts (including fixed account), net ....          3,018          (6,751)         (1,386)           (571)
  Other transfers from (to) the General Account ....................            (65)            (62)           (324)            868
  Net increase (decrease) in investment by Sponsor .................              -          (1,619)              -          (1,477)
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...          4,837          (6,862)          2,122           2,850
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................         10,661             312           6,436           7,528

NET ASSETS:
 Beginning of year .................................................         29,428          29,116          18,596          11,068
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $     40,089    $     29,428    $     25,032    $     18,596
                                                                       ============    ============    ============    ============

                                                                                    MFS
                                                                                  MID CAP
                                                                                  GROWTH
                                                                                  SERVICE
                                                                                 CLASS (b)
                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                       ----------------------------
                                                                           2004            2003
                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $          -    $          -
  Net realized gain (loss) .........................................          1,639             623
  Change in unrealized gain (loss) .................................          1,073           3,593
                                                                       ------------    ------------
  Net increase (decrease) in net assets from operations ............          2,712           4,216
                                                                       ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          6,175           6,497
  Terminations .....................................................         (1,991)           (394)
  Mortality and expense risk fees ..................................            (68)            (37)
  Insurance and other charges ......................................         (3,923)         (3,432)
  Transfers between sub-accounts (including fixed account), net ....          5,225           5,083
  Other transfers from (to) the General Account ....................             (7)              -
  Net increase (decrease) in investment by Sponsor .................              -          (1,920)
                                                                       ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...          5,411           5,797
                                                                       ------------    ------------
  Net increase (decrease) in net assets ............................          8,123          10,013

NET ASSETS:
 Beginning of year .................................................         19,838           9,825
                                                                       ------------    ------------
 End of year .......................................................   $     27,961    $     19,838
                                                                       ============    ============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                   MFS                             MFS
                                                                                   NEW                            TOTAL
                                                                                DISCOVERY                        RETURN
                                                                                 SERVICE                         SERVICE
                                                                                  CLASS                           CLASS
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $          -    $          -    $      1,776    $        615
  Net realized gain (loss) .........................................            500             455           1,896             362
  Change in unrealized gain (loss) .................................              7           2,509           9,921           6,178
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............            507           2,964          13,593           7,155
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          4,376           4,472          58,189          21,054
  Terminations .....................................................              -            (393)              -            (393)
  Mortality and expense risk fees ..................................            (35)            (24)           (352)           (121)
  Insurance and other charges ......................................         (1,791)         (1,805)        (20,450)        (16,619)
  Transfers between sub-accounts (including fixed account), net ....         (3,104)          2,569          41,062          28,368
  Other transfers from (to) the General Account ....................             (1)              -              34             (63)
  Net increase (decrease) in investment by Sponsor .................              -          (1,993)              -          (2,080)
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...           (555)          2,826          78,483          30,146
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................            (48)          5,790          92,076          37,301

NET ASSETS:
 Beginning of year .................................................         12,196           6,406          71,441          34,140
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $     12,148    $     12,196    $    163,517    $     71,441
                                                                       ============    ============    ============    ============

                                                                                   MFS
                                                                                UTILITIES
                                                                                 SERVICE
                                                                                 CLASS (b)
                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                       ----------------------------
                                                                           2004            2003
                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $         89    $        114
  Net realized gain (loss) .........................................            261             340
  Change in unrealized gain (loss) .................................          1,973           1,202
                                                                       ------------    ------------
  Net increase (decrease) in net assets from operations ............          2,323           1,656
                                                                       ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          2,740             703
  Terminations .....................................................              -               -
  Mortality and expense risk fees ..................................            (21)            (10)
  Insurance and other charges ......................................         (1,738)         (1,110)
  Transfers between sub-accounts (including fixed account), net ....          3,820           3,783
  Other transfers from (to) the General Account ....................              1               -
  Net increase (decrease) in investment by Sponsor .................              -          (2,171)
                                                                       ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...          4,802           1,195
                                                                       ------------    ------------
  Net increase (decrease) in net assets ............................          7,125           2,851

NET ASSETS:
 Beginning of year .................................................          5,126           2,275
                                                                       ------------    ------------
 End of year .......................................................   $     12,251    $      5,126
                                                                       ============    ============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                                                OPPENHEIMER
                                                                                OPPENHEIMER                       CAPITAL
                                                                                 BALANCED                      APPRECIATION
                                                                                  SERVICE                         SERVICE
                                                                              SHARES (a) (b)                    SHARES (b)
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $         42    $        171    $        173    $        178
  Net realized gain (loss) .........................................            804             351           6,382           1,615
  Change in unrealized gain (loss) .................................            827             879          (1,684)         14,097
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............          1,673           1,401           4,871          15,890
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         14,027           4,390          13,545          15,160
  Terminations .....................................................              -               -          (2,741)              -
  Mortality and expense risk fees ..................................            (18)            (12)           (211)           (156)
  Insurance and other charges ......................................         (2,414)         (2,132)         (8,949)         (8,202)
  Transfers between sub-accounts (including fixed account), net ....         (1,254)            519         (22,372)         14,860
  Other transfers from (to) the General Account ....................             11              32            (601)           (563)
  Net increase (decrease) in investment by Sponsor .................              -          (2,200)              -          (2,008)
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...         10,352             597         (21,329)         19,091
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................         12,025           1,998         (16,458)         34,981

NET ASSETS:
 Beginning of year .................................................          7,132           5,134          81,039          46,058
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $     19,157    $      7,132    $     64,581    $     81,039
                                                                       ============    ============    ============    ============

                                                                               OPPENHEIMER
                                                                                  GLOBAL
                                                                                SECURITIES
                                                                                  SERVICE
                                                                                SHARES (b)
                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                       ----------------------------
                                                                           2004            2003
                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $        658    $        150
  Net realized gain (loss) .........................................          3,266             425
  Change in unrealized gain (loss) .................................          7,536          12,991
                                                                       ------------    ------------
  Net increase (decrease) in net assets from operations ............         11,460          13,566
                                                                       ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         12,491          13,716
  Terminations .....................................................         (3,344)              -
  Mortality and expense risk fees ..................................           (172)            (88)
  Insurance and other charges ......................................         (6,874)         (5,753)
  Transfers between sub-accounts (including fixed account), net ....         12,878          17,774
  Other transfers from (to) the General Account ....................           (400)           (279)
  Net increase (decrease) in investment by Sponsor .................              -          (2,123)
                                                                       ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...         14,579          23,247
                                                                       ------------    ------------
  Net increase (decrease) in net assets ............................         26,039          36,813

NET ASSETS:
 Beginning of year .................................................         58,233          21,420
                                                                       ------------    ------------
 End of year .......................................................   $     84,272    $     58,233
                                                                       ============    ============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                               OPPENHEIMER                     OPPENHEIMER
                                                                                   HIGH                            MAIN
                                                                                  INCOME                          STREET
                                                                                  SERVICE                         SERVICE
                                                                                SHARES (b)                      SHARES (b)
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $      4,676    $      1,435    $         64    $         47
  Net realized gain (loss) .........................................            476             575             238             170
  Change in unrealized gain (loss) .................................          1,450           3,239             625           1,449
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............          6,602           5,249             927           1,666
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         20,479           9,574           3,740           3,635
  Terminations .....................................................              -               -               -               -
  Mortality and expense risk fees ..................................           (245)            (65)            (33)            (17)
  Insurance and other charges ......................................         (7,674)         (5,312)         (2,462)         (1,489)
  Transfers between sub-accounts (including fixed account), net ....         39,759           6,528              13           2,296
  Other transfers from (to) the General Account ....................           (480)           (357)              1               -
  Net increase (decrease) in investment by Sponsor .................              -          (2,329)              -          (1,987)
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...         51,839           8,039           1,259           2,438
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................         58,441          13,288           2,186           4,104

NET ASSETS:
 Beginning of year .................................................         33,200          19,912           8,943           4,839
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $     91,641    $     33,200    $     11,129    $      8,943
                                                                       ============    ============    ============    ============

                                                                                 PIONEER
                                                                                 EMERGING
                                                                                  MARKETS                        PIONEER
                                                                                    VCT                          FUND VCT
                                                                                 CLASS II                      CLASS II (b)
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $        445    $        145    $        824    $        577
  Net realized gain (loss) .........................................          9,893           1,862           1,915          (1,348)
  Change in unrealized gain (loss) .................................         (2,832)         19,082           6,933          15,007
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............          7,506          21,089           9,672          14,236
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         15,895          17,905          29,202          33,784
  Terminations .....................................................           (600)         (5,920)              -          (5,921)
  Mortality and expense risk fees ..................................           (211)           (124)           (241)           (158)
  Insurance and other charges ......................................        (11,059)         (8,144)        (20,217)        (17,449)
  Transfers between sub-accounts (including fixed account), net ....         (2,061)          1,871           2,950             210
  Other transfers from (to) the General Account ....................         (1,579)           (160)            287               1
  Net increase (decrease) in investment by Sponsor .................              -          (2,849)              -          (1,742)
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...            385           2,579          11,981           8,725
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................          7,891          23,668          21,653          22,961

NET ASSETS:
 Beginning of year .................................................         60,391          36,723          79,622          56,661
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $     68,282    $     60,391    $    101,275    $     79,622
                                                                       ============    ============    ============    ============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                 PIONEER                          PIONEER
                                                                                  HIGH                          REAL ESTATE
                                                                                  YIELD                           SHARES
                                                                                   VCT                              VCT
                                                                               CLASS II (b)                      CLASS II
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $      4,939    $      8,198    $      4,740    $      4,607
  Net realized gain (loss) .........................................          3,818          (3,767)          6,365           1,400
  Change in unrealized gain (loss) .................................         (1,723)         29,651          29,772          22,860
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............          7,034          34,082          40,877          28,867
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         26,389          54,601          29,618          34,574
  Terminations .....................................................        (11,836)         (4,675)         (1,365)              -
  Mortality and expense risk fees ..................................           (295)           (316)           (391)           (277)
  Insurance and other charges ......................................        (21,774)        (26,382)        (30,513)        (26,065)
  Transfers between sub-accounts (including fixed account), net ....          7,118        (191,153)         11,186           2,406
  Other transfers from (to) the General Account ....................         (7,132)            187          (3,313)           (901)
  Net increase (decrease) in investment by Sponsor .................              -          (2,662)              -          (2,930)
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...         (7,530)       (170,400)          5,222           6,807
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................           (496)       (136,318)         46,099          35,674

NET ASSETS:
 Beginning of year .................................................         91,580         227,898         117,722          82,048
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $     91,084    $     91,580    $    163,821    $    117,722
                                                                       ============    ============    ============    ============

                                                                                 SCUDDER
                                                                                TECHNOLOGY                        SCUDDER
                                                                                  GROWTH                         VIT EAFE
                                                                                 SERIES II                        EQUITY
                                                                                  CLASS A                        INDEX (b)
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $          -    $          -    $        928    $      1,279
  Net realized gain (loss) .........................................         (4,532)        (30,912)          1,742            (431)
  Change in unrealized gain (loss) .................................          8,549          91,763           3,925           9,428
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............          4,017          60,851           6,595          10,276
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         32,726          42,958           7,568           9,333
  Terminations .....................................................        (24,874)         (3,498)              -               -
  Mortality and expense risk fees ..................................           (686)           (498)           (125)           (100)
  Insurance and other charges ......................................        (30,951)        (29,846)         (6,030)         (5,759)
  Transfers between sub-accounts (including fixed account), net ....         (2,451)          3,415          (8,895)          2,168
  Other transfers from (to) the General Account ....................             51            (155)         (2,624)              -
  Net increase (decrease) in investment by Sponsor .................              -               -               -          (1,622)
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...        (26,185)         12,376         (10,106)          4,020
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................        (22,168)         73,227          (3,511)         14,296

NET ASSETS:
 Beginning of year .................................................        231,537         158,310          40,095          25,799
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $    209,369    $    231,537    $     36,584    $     40,095
                                                                       ============    ============    ============    ============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                                                    SVS
                                                                                                                  DREMAN
                                                                                                                 FINANCIAL
                                                                                 SCUDDER                         SERVICES
                                                                                VIT SMALL                        SERIES II
                                                                                CAP INDEX                         CLASS A
                                                                                YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31,                    DECEMBER 31,
                                                                       ----------------------------    ----------------------------
                                                                           2004            2003            2004            2003
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $        399    $        540    $      2,763    $        447
  Net realized gain (loss) .........................................          5,234           2,557           3,728             303
  Change in unrealized gain (loss) .................................          8,558          23,042          (1,482)          7,312
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from operations ............         14,191          26,139           5,009           8,062
                                                                       ------------    ------------    ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         19,696          26,368           9,009          13,442
  Terminations .....................................................         (5,407)           (264)         (5,485)              -
  Mortality and expense risk fees ..................................           (226)           (146)           (180)            (97)
  Insurance and other charges ......................................        (14,146)        (12,160)        (11,460)         (6,290)
  Transfers between sub-accounts (including fixed account), net ....          5,234          14,716           4,786             106
  Other transfers from (to) the General Account ....................         (1,665)            (20)             (1)             19
  Net increase (decrease) in investment by Sponsor .................              -          (2,287)              -          (2,265)
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...          3,486          26,207          (3,331)          4,915
                                                                       ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets ............................         17,677          52,346           1,678          12,977

NET ASSETS:
 Beginning of year .................................................         79,824          27,478          39,543          26,566
                                                                       ------------    ------------    ------------    ------------
 End of year .......................................................   $     97,501    $     79,824    $     41,221    $     39,543
                                                                       ============    ============    ============    ============

                                                                                 T. ROWE
                                                                                  PRICE
                                                                              INTERNATIONAL
                                                                                  STOCK
                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                       ----------------------------
                                                                           2004            2003
                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................   $      9,329    $      7,833
  Net realized gain (loss) .........................................          5,621         (26,947)
  Change in unrealized gain (loss) .................................         91,767         190,451
                                                                       ------------    ------------
  Net increase (decrease) in net assets from operations ............        106,717         171,337
                                                                       ------------    ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................        190,552         235,311
  Terminations .....................................................        (16,639)        (50,319)
  Mortality and expense risk fees ..................................         (2,393)         (1,837)
  Insurance and other charges ......................................       (126,624)       (123,419)
  Transfers between sub-accounts (including fixed account), net ....         35,084         (23,123)
  Other transfers from (to) the General Account ....................         (4,374)        (10,991)
  Net increase (decrease) in investment by Sponsor .................              -               -
                                                                       ------------    ------------
  Net increase (decrease) in net assets from policy transactions ...         75,606          25,622
                                                                       ------------    ------------
  Net increase (decrease) in net assets ............................        182,323         196,959

NET ASSETS:
 Beginning of year .................................................        729,262         532,303
                                                                       ------------    ------------
 End of year .......................................................   $    911,585    $    729,262
                                                                       ============    ============

(a)  Name changed. See Note 1.
(b)  Closed to new money in one or more products. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     Separate Account IMO (the "Separate Account"), which funds the Allmerica VUL 2001, Allmerica Select Life Plus, and Allmerica Select Survivorship VUL insurance policies, is a separate investment account of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), established on January 10, 2000 for the purpose of separating from the general assets of AFLIAC those assets used to fund the variable portion of certain flexible premium variable life insurance policies (the "Policies") issued by AFLIAC. AFLIAC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of AFLIAC. The Separate Account cannot be charged with liabilities arising out of any other business of AFLIAC. AFLIAC's General Account is subject to the claims of creditors.

     The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). All sixty-three Sub-Accounts offered by the Separate Account had activity during the year. Each Sub-Account invests exclusively in one of the funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUPS
Allmerica Investment Trust (Service Shares) ("AIT")
AIM Variable Insurance Funds (Series I Shares) ("AIM V.I. Series I")
AIM Variable Insurance Funds (Series II Shares) ("AIM V.I.Series II") AllianceBernstein Variable Products Series Fund, Inc.(Class B) ("AllianceBernstein Class B")
Delaware VIP Trust (Service Class)
Fidelity Variable Insurance Products Fund ("Fidelity VIP")
Fidelity Variable Insurance Products Fund (Service Class 2)
("Fidelity VIP Service Class 2")
Franklin Templeton Variable Insurance Products Trust (Class 2) ("FT VIP") Janus Aspen Series (Service Shares)
MFS Variable Insurance Trust (Service Class)
Oppenheimer Variable Account Funds (Service Shares)
Pioneer Variable Contracts Trust (Class II) ("Pioneer VCT Class II") Scudder Investment VIT Funds ("Scudder VIT")
Scudder Variable Series II (Class A) ("Scudder Series II Class A" or "SVS Series II Class A")
T. Rowe Price International Series, Inc.

     The fund groups listed above are open-end, diversified management investment companies registered under the 1940 Act. The Sub-Accounts in the AIT Fund Group are managed by Allmerica Financial Investment Management Services, Inc. ("AFIMS"), a wholly owned subsidiary of AFLIAC.

     On October 15, 2004 the following fund group was renamed:

OLD NAME                                             NEW NAME
--------                                             --------
INVESCO Variable Investment Funds, Inc.              AIM Variable Insurance Funds (Series I Shares)

     On May 3, 2004 the following Underlying Fund was renamed:

OLD NAME                                             NEW NAME
--------                                             --------
Oppenheimer Multiple Strategies                Oppenheimer Balanced

     On October 15, 2004 the following Underlying Funds were renamed:

OLD NAME                                             NEW NAME
--------                                             --------
INVESCO VIF-Dynamics                                 AIM V.I. Dynamics Series I
INVESCO VIF-Health Sciences                          AIM V.I. Health Sciences Series I

SEPARATE ACCOUNT IMO

NOTE 1 - ORGANIZATION (CONTINUED)

     From time to time AFLIAC reviews its product offerings, particularly with regard to the utilization of its sub-account offerings, and determines it is necessary to discontinue certain Sub-Accounts. As such, effective December 13, 2004 (the "Close Date"), no new payment allocations or transfers may be made to the Sub-Accounts of Allmerica Select Life Plus, Allmerica VUL 2001 and Allmerica Select Survivorship VUL that invest in the following Underlying Funds:

ALLMERICA SELECT LIFE PLUS
AIM V.I. Blue Chip Series I                                             FT VIP Templeton Foreign Securities Class 2
AIM V.I. Dynamics Series I                                              Janus Aspen Growth and Income Service Shares
AIM V.I. Capital Development Series II                                  Janus Aspen International Growth Service Shares
AllianceBernstein Small Cap Value Class B                               Janus Aspen Mid Cap Service Shares
AllianceBernstein Value Class B                                         MFS Mid Cap Growth Service Class
AllianceBernstein Technology Class B                                    MFS Utilities Series Service Class
Fidelity VIP Contrafund                                                 Oppenheimer Capital Appreciation Service Shares
Fidelity VIP Growth & Income                                            Oppenheimer Global Securities Service Shares
Fidelity VIP Mid Cap                                                    Oppenheimer High Income Service Shares
Fidelity VIP Value Strategies Service Class 2                           Oppenheimer Main Street Service Shares
FT VIP Franklin Large Cap Growth Securities Class 2                     Oppenheimer Balanced Service Shares
FT VIP Franklin Small Cap Value Securities Class 2                      Scudder VIT EAFE Equity Index

ALLMERICA VUL 2001
AIM V.I. Blue Chip Series I                                             FT VIP Franklin Growth and Income Securities Class 2
AIM V.I. Dynamics Series I                                              FT VIP Franklin Large Cap Growth Securities Class 2
AIM V.I. Capital Development Series II                                  FT VIP Franklin Small Cap Value Securities Class 2
AllianceBernstein Small Cap Value Class B                               FT VIP Templeton Foreign Securities Class 2
AllianceBernstein Technology Class B                                    Janus Aspen Growth and Income Service Shares
AllianceBernstein Value Class B                                         MFS Mid Cap Growth Series ServiceClass
Delaware VIP Growth Opportunities Service Class                         MFS Utilities Service Class
Delaware VIP International Value Equity Service Class                   Oppenheimer Capital Appreciation Service Shares
Fidelity VIP Asset Manager Service Class 2                              Oppenheimer Global Securities Service Shares
Fidelity VIP Contrafund Service Class 2                                 Oppenheimer High Income Service Shares
Fidelity VIP Growth Opportunities Service Class 2                       Oppenheimer Main Street Service Shares
Fidelity VIP Mid Cap Service Class 2                                    Oppenheimer Balanced Service Shares
Fidelity VIP Value Strategies Service Class 2                           Scudder VIT EAFE Equity Index

ALLMERICA SELECT SURVIVORSHIP VUL
AIM V.I. Blue Chip Series I                                             Janus Aspen Growth and Income Service Shares
AIM V.I. Dynamics Series I                                              Janus Aspen International Growth Service Shares
AIM V.I. Capital Development Series II                                  MFS Mid Cap Growth Service Class
AllianceBernstein Small Cap Value Class B                               MFS Utilities Service Class
AllianceBernstein Value Class B                                         Oppenheimer Capital Appreciation Service Shares
AllianceBernstein Technology Class B                                    Oppenheimer Global Securities Service Shares
Fidelity VIP Growth & Income                                            Oppenheimer High Income Service Shares
Fidelity VIP Value Strategies Service Class 2                           Oppenheimer Main Street Service Shares
FT VIP Franklin Large Cap Growth Securities Class 2                     Oppenheimer Balanced Service Shares
FT VIP Franklin Small Cap Value Securities Class 2                      Pioneer VCT Class II
FT VIP Templeton Foreign Securities Class 2                             Pioneer High Yield VCT Class II
Janus Aspen Mid Cap Growth Service Shares                               Scudder VIT EAFE Equity Index

     Accounts with Accumulated Value allocated to a Closed Sub-Account as of the Close Date, will remain invested in the Closed Sub-Account until they are transferred to other investment options.

SEPARATE ACCOUNT IMO

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

     INVESTMENTS - Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value.

     STATEMENTS OF CHANGES IN NET ASSETS - Policy Owners may allocate their Policy Values to variable investment options in the Separate Account and to the Fixed Account, which is a part of AFLIAC's General Account that guarantees principal and a fixed interest rate. Net Premiums represent payments received under the Policies (excluding amounts allocated to the Fixed Account) reduced by refunds made during the initial free-look period, and by applicable deductions, charges, and state premium taxes. Terminations are payments to Policy Owners and beneficiaries made under the terms of the Policies and amounts that Policy Owners have requested to be withdrawn and paid to them. Transfers between Sub-Accounts (including the Fixed account), net, are amounts that Policy Owners have directed to be moved among funds, including permitted transfers from and to the Fixed Account. Other transfers from(to) the General Account include policy loan activity and death claims.

     NEW ACCOUNTING PRONOUNCEMENT - Statement of Position (SOP) 03-5 "FINANCIAL HIGHLIGHTS OF SEPARATE ACCOUNTS: An Amendment to the Audit and Accounting Guide AUDITS OF INVESTMENT COMPANIES" was effective for fiscal years ending after December 15, 2003. The adoption of the new requirements of the SOP did not have a material impact on the results of operations or financial position of the Separate Account, but resulted in additional disclosures in the footnotes to the financial statements.

     FEDERAL INCOME TAXES - The operations of the Separate Account are included in the federal income tax return of AFLIAC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). AFLIAC files a consolidated federal tax return with AFC and AFC's affiliates. Under the current provisions of the IRC, AFLIAC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no federal income tax provision is required. AFLIAC will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

     Under the provisions of Section 817(h) of the IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under
Section 817(h) of the IRC. AFLIAC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

     AFLIAC makes a Monthly Deduction from Policy Value comprised of the following charges: a Monthly Insurance Protection Charge for the cost of insurance protection under the Policies; a Monthly Expense Charge as reimbursement for underwriting and acquisition costs; a Monthly Administration Fee as reimbursement for expenses related to issuance and maintenance of the Policies; a Monthly Mortality and Expense Risk Charge as compensation for assuming mortality and expense risks for variable interests in the Policies; and Monthly Charges for Optional Benefits added by riders.

     The Monthly Insurance Protection Charge is deducted on each monthly processing date starting with the date of issue. AFLIAC deducts no Monthly Insurance Protection Charge on or after the Final Payment Date. The Monthly Expense Charge is deducted on each monthly processing date for the first 10 years after issue or an increase in Face Amount. The Monthly Administration Fee is deducted on each monthly processing date up to the Final Payment Date. The Monthly Mortality and Expense Risk Charge is deducted on each monthly processing date and continues to be assessed after the Final Payment Date.

SEPARATE ACCOUNT IMO

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

     If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, AFLIAC absorbs the losses. If the charge is higher than mortality and expense risk expenses, the difference is a profit to AFLIAC. This charge may be increased or decreased, subject to state and federal law; but it may not exceed the maximum limitations.

     The Monthly Charges for Optional Benefits vary depending upon the optional benefits selected and by the underwriting classifications of the Insured.

     The Policy Owner may allocate the Monthly Deduction to any number of Sub-Accounts and to the Fixed Account. In the absence of allocation instructions, or if the Sub-Accounts chosen do not have sufficient funds to cover the Monthly Deduction, AFLIAC makes a pro-rata allocation among the Sub-Accounts in the Policy.

     Details about the Monthly Deduction appear in the table below.

                     MONTHLY          MONTHLY      MONTHLY            CURRENT MORTALITY AND    MAXIMUM ALLOWED          MONTHLY
                     INSURANCE        EXPENSE      ADMINISTRATION     EXPENSE RISK CHARGE      MORTALITY AND EXPENSE    CHARGES FOR
                     PROTECTION (a)   CHARGE (a)   FEE (a)            (ANNUAL RATE) (a)        RISK CHARGE (ANNUAL      OPTIONAL
                                                                                               RATE) (a)                BENEFITS (a)
Allmerica VUL 2001   Varies by        Varies by    $ 7.50             0.35% for years 1-10;    0.60% for years 1-10;    Varies by
                     Policy           Policy                          .05% year 11 and         0.30% year 11 and        Policy
                                                                      thereafter               thereafter

Allmerica Select     Varies by        Varies by    $ 7.50             0.35% for years 1-10;    0.60% for years 1-10;    Varies by
Life Plus            Policy           Policy                          .05% year 11 and         0.30% year 11 and        Policy
                                                                      thereafter               thereafter

Allmerica Select     Varies by        Varies by    $16.00 for years   0.10%                    0.55% for years 1-20;    Varies by
Survivorship VUL     Policy           Policy       1-5; $6.00 year                             0.35% year 21 and        Policy
                                                   6 and thereafter                            thereafter

(a) Charged to Policy Value.

     A surrender charge may be deducted upon request of a full surrender of the Policy or a decrease in the Face Amount if less than a certain number of years have lapsed from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge is a detailed calculation. For more information see the prospectus.

     Some states and municipalities impose premium taxes on Policies, which currently range up to 4%.

     The disclosures above include charges currently assessed to the Policy Owner. There are certain other charges, which may be assessed in future periods, at the discretion of AFLIAC, in accordance with the Policy terms. For further details see the prospectus.

     During the year ended December 31, 2004, management fees of the Underlying AIT Funds were paid directly by the funds to AFIMS in its capacity as investment manager and administrator of AIT. The AIT funds' advisory agreement provides for fees ranging from 0.20% to 1.00% based on individual portfolios and average daily net assets. According to a Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, each AIT Fund pays a fee equal to an annual rate of 0.15% of the Fund's average daily net assets.

     VeraVest Investments, Inc. (formerly Allmerica Investments, Inc.), a wholly owned subsidiary of AFLIAC, is principal underwriter of the Policies funded by the Separate Account. Based on a registered representative's vesting schedule, AFLIAC may pay commissions for certain types of transactions.

SEPARATE ACCOUNT IMO

NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2004 were as follows:

                    INVESTMENT PORTFOLIO                                             PURCHASES                    SALES
                    --------------------                                             ---------                    -----
AIT Core Equity Service Shares                                                      $    25,236                $    93,694
AIT Equity Index Service Shares                                                         247,584                    248,854
AIT Government Bond Service Shares                                                      224,857                    134,634
AIT Money Market Service Shares                                                         814,952                  1,734,415
AIT Select Capital Appreciation Service Shares                                          197,002                     78,980
AIT Select Growth Service Shares                                                        136,649                    238,461
AIT Select International Equity Service Shares                                          140,112                    141,280
AIT Select Investment Grade Income Service Shares                                       487,240                    188,666
AIT Select Value Opportunity Service Shares                                             194,811                    147,029
AIM V.I. Aggressive Growth Series I                                                      33,715                     29,590
AIM V.I. Basic Value Series II                                                           53,174                     53,455
AIM V.I. Blue Chip Series I (b)                                                          26,861                     57,875
AIM V.I. Capital Development Series II (b)                                                  449                        203
AIM V.I. Dynamics Series I (a) (b)                                                        3,958                      9,888
AIM V.I. Health Sciences Series I (a)                                                    23,789                     40,829
AIM V.I. Premier Equity Series I                                                        120,890                     53,786
AllianceBernstein Growth & Income Class B                                               163,281                     88,000
AllianceBernstein Premier Growth Class B                                                 99,693                     68,205
AllianceBernstein Small Cap Value Class B (b)                                             9,249                      8,012
AllianceBernstein Technology Class B (b)                                                 34,855                     40,575
AllianceBernstein Value Class B (b)                                                       4,917                     10,701
Delaware VIP Growth Opportunities Service Class (b)                                       4,626                      2,995
Delaware VIP International Value Equity Service Class (b)                                16,133                     50,289
Fidelity VIP Asset Manager Service Class 2 (b)                                           32,294                     34,804
Fidelity VIP Contrafund (b)                                                              44,377                     29,979
Fidelity VIP Contrafund Service Class 2 (b)                                              78,173                     15,370
Fidelity VIP Equity-Income                                                              358,802                    279,942
Fidelity VIP Growth                                                                     283,939                    132,947
Fidelity VIP Growth & Income (b)                                                         16,740                     19,199
Fidelity VIP Growth Opportunities Service Class 2 (b)                                     1,830                      3,841
Fidelity VIP High Income                                                                107,000                     51,616
Fidelity VIP Mid Cap (b)                                                                172,141                    185,116
Fidelity VIP Mid Cap Service Class 2 (b)                                                 99,380                      9,803
Fidelity VIP Overseas                                                                    37,048                     17,035
Fidelity VIP Value Strategies Service Class 2 (b)                                       250,174                    257,587
FT VIP Franklin Growth and Income Securities Class 2 (b)                                  5,453                      5,070
FT VIP Franklin Large Cap Growth Securities Class 2 (b)                                  12,891                      6,905
FT VIP Franklin Small Cap Class 2                                                        99,493                     66,310
FT VIP Franklin Small Cap Value Securities Class 2 (b)                                   36,782                      6,340
FT VIP Mutual Shares Securities Class 2                                                  69,126                     25,663
FT VIP Templeton Foreign Securities Class 2 (b)                                          80,860                     84,827

SEPARATE ACCOUNT IMO

NOTE 4 - PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                    INVESTMENT PORTFOLIO                                             PURCHASES                    SALES
                    --------------------                                             ---------                    -----
Janus Aspen Growth Service Shares                                                   $    82,174                $    89,777
Janus Aspen Growth and Income Service Shares (b)                                         25,975                     23,333
Janus Aspen International Growth Service Shares (b)                                      15,551                     10,398
Janus Aspen Mid Cap Growth Service Shares (b)                                             6,428                      4,306
MFS Mid Cap Growth Service Class (b)                                                     18,542                     13,131
MFS New Discovery Service Class                                                           5,166                      5,721
MFS Total Return Service Class                                                          118,355                     38,096
MFS Utilities Service Class (b)                                                           6,261                      1,370
Oppenheimer Balanced Service Shares (a) (b)                                              33,266                     22,872
Oppenheimer Capital Appreciation Service Shares (b)                                      16,205                     37,361
Oppenheimer Global Securities Service Shares (b)                                         30,723                     15,486
Oppenheimer High Income Service Shares (b)                                               72,434                     15,919
Oppenheimer Main Street Service Shares (b)                                                3,701                      2,378
Pioneer Emerging Markets VCT Class II                                                    86,710                     85,880
Pioneer Fund VCT Class II (b)                                                            31,618                     18,813
Pioneer High Yield VCT Class II (b)                                                      43,577                     45,755
Pioneer Real Estate Shares VCT Class II                                                  46,824                     36,862
Scudder Technology Growth Series II Class A                                              41,961                     68,146
Scudder VIT EAFE Equity Index (b)                                                         5,961                     15,139
Scudder VIT Small Cap Index                                                              26,989                     23,104
SVS Dreman Financial Services Series II Class A                                         148,796                    149,364
T. Rowe Price International Stock                                                       176,617                     91,682

(a) Name changed. See Note 1.
(b) Closed to new money in one or more products. See Note 1.

SEPARATE ACCOUNT IMO

NOTE 5 - FINANCIAL HIGHLIGHTS

     A summary of unit values, units outstanding, income and expense ratios and total return for each Sub-Account for the year ended December 31, 2004 is as follows:

                                                                 AT DECEMBER 31                FOR THE YEAR ENDED DECEMBER 31
                                                                 --------------                ------------------------------
                                                                                 NET      INVESTMENT (1)
                                                          UNITS       UNIT      ASSETS        INCOME      EXPENSE (2)   TOTAL (3)
                                                          (000S)     VALUE      (000S)         RATIO         RATIO       RETURN
                                                          ------   ----------  ---------  --------------  -----------   ---------
AIT CORE EQUITY SERVICE SHARES
2004                                                         176   $ 0.947398  $     167            0.99%         N/A       10.41%
2003                                                         258     0.858097        221            0.90          N/A       27.67
2002                                                         189     0.672095        127            1.02          N/A      -23.45
2001                                                          56     0.877969         49            1.32          N/A      -12.20(b)
AIT EQUITY INDEX SERVICE SHARES
2004                                                       2,750     0.884954      2,434            1.61          N/A       10.32
2003                                                       2,796     0.802145      2,243            1.33          N/A       27.83
2002                                                       2,059     0.627532      1,292            1.40          N/A      -22.22
2001                                                         555     0.806771        448            1.12          N/A      -12.01
AIT GOVERNMENT BOND SERVICE SHARES
2004                                                         559     1.193145        667            3.82          N/A        2.12
2003                                                         505     1.168413        590            4.12          N/A        1.67
2002                                                         417     1.149229        479            4.87          N/A        9.28
2001                                                          40     1.051655         42            5.74          N/A        5.17(b)
AIT MONEY MARKET SERVICE SHARES
2004                                                       3,013     1.145611      3,452            0.92          N/A        0.91
2003                                                       3,851     1.135240      4,371            0.78          N/A        0.80
2002                                                       3,389     1.126269      3,817            1.59          N/A        1.66
2001                                                       2,219     1.107832      2,458            3.45          N/A        4.28
AIT SELECT CAPITAL APPRECIATION SERVICE SHARES
2004                                                         601     1.368833        823             N/A          N/A       18.62
2003                                                         554     1.153931        639             N/A          N/A       39.71
2002                                                         520     0.825947        430             N/A          N/A      -21.60
2001                                                         379     1.053478        399             N/A          N/A       -1.13
AIT SELECT GROWTH SERVICE SHARES
2004                                                       1,789     0.620781      1,111             N/A          N/A        7.44
2003                                                       1,967     0.577783      1,136            0.05          N/A       26.30
2002                                                       1,196     0.457465        547            0.18          N/A      -27.60
2001                                                         835     0.631840        528             N/A          N/A      -24.70

SEPARATE ACCOUNT IMO

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 AT DECEMBER 31                FOR THE YEAR ENDED DECEMBER 31
                                                                 --------------                ------------------------------
                                                                                 NET      INVESTMENT (1)
                                                          UNITS       UNIT      ASSETS        INCOME      EXPENSE (2)   TOTAL (3)
                                                          (000S)     VALUE      (000S)         RATIO         RATIO       RETURN
                                                          ------   ----------  ---------  --------------  -----------   ---------
AIT SELECT INTERNATIONAL EQUITY SERVICE SHARES
2004                                                       1,177   $ 0.880148  $   1,036            1.30%         N/A       14.47%
2003                                                       1,191     0.768906        916            0.86          N/A       27.77
2002                                                       1,022     0.601793        615            1.77          N/A      -19.37
2001                                                         582     0.746339        435            1.74          N/A      -21.52
AIT SELECT INVESTMENT GRADE INCOME SERVICE SHARES
2004                                                       1,438     1.385786      1,993            5.35          N/A        3.98
2003                                                       1,312     1.332794      1,749            4.66          N/A        3.31
2002                                                         903     1.290117      1,164            5.75          N/A        8.14
2001                                                         451     1.193056        538            7.55          N/A        7.94
AIT SELECT VALUE OPPORTUNITY SERVICE SHARES
2004                                                         423     2.048949        867            0.06          N/A       19.35
2003                                                         424     1.716762        729            0.13          N/A       38.43
2002                                                         458     1.240200        568            0.70          N/A      -16.32
2001                                                         298     1.482011        442            0.62          N/A       12.68
AIM V.I. AGGRESSIVE GROWTH SERIES I
2004                                                         256     0.952553        244             N/A          N/A       11.80
2003                                                         250     0.851981        213             N/A          N/A       26.68
2002                                                         231     0.672563        155             N/A          N/A      -22.66
2001                                                          19     0.869668         16             N/A          N/A      -13.03(b)
AIM V.I. BASIC VALUE SERIES II
2004                                                         174     1.130778        196             N/A          N/A       10.84
2003                                                         175     1.020198        178             N/A          N/A       33.29
2002                                                         153     0.765385        117             N/A          N/A      -23.46(c)
2001                                                         N/A          N/A        N/A             N/A          N/A         N/A
AIM V.I. BLUE CHIP SERIES I (d)
2004                                                          96     0.838784         80            0.08          N/A        4.67
2003                                                         133     0.801332        106             N/A          N/A       25.14
2002                                                          92     0.640335         59             N/A          N/A      -26.16
2001                                                          50     0.867200         44            0.07          N/A      -13.28(b)

SEPARATE ACCOUNT IMO

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 AT DECEMBER 31                FOR THE YEAR ENDED DECEMBER 31
                                                                 --------------                ------------------------------
                                                                                 NET      INVESTMENT (1)
                                                          UNITS       UNIT      ASSETS        INCOME      EXPENSE (2)   TOTAL (3)
                                                          (000S)     VALUE      (000S)         RATIO         RATIO       RETURN
                                                          ------   ----------  ---------  --------------  -----------   ---------
AIM V.I. CAPITAL DEVELOPMENT SERIES II (d)
2004                                                           2   $ 1.164669  $       2             N/A%         N/A       15.27%
2003                                                           2     1.010397          2             N/A          N/A       35.04
2002                                                           4     0.748207          3             N/A          N/A      -25.18(c)
2001                                                         N/A          N/A        N/A             N/A          N/A         N/A
AIM V.I. DYNAMICS SERIES I (a)(d)
2004                                                          61     0.866227         53             N/A          N/A       13.34
2003                                                          68     0.764276         52             N/A          N/A       37.82
2002                                                          59     0.554543         33             N/A          N/A      -31.90
2001                                                          13     0.814288         11             N/A          N/A      -18.57(b)
AIM V.I. HEALTH SCIENCES SERIES I (a)
2004                                                         131     1.066524        139             N/A          N/A        7.57
2003                                                         147     0.991483        146             N/A          N/A       27.78
2002                                                         116     0.775913         90             N/A          N/A      -24.45
2001                                                          38     1.027036         39            1.96          N/A        2.70(b)
AIM V.I. PREMIER EQUITY SERIES I
2004                                                         430     0.824282        354            0.47          N/A        5.77
2003                                                         347     0.779297        270            0.34          N/A       25.08
2002                                                         307     0.623035        191            0.48          N/A      -30.26
2001                                                         130     0.893346        116            0.59          N/A      -10.67(b)
ALLIANCEBERNSTEIN GROWTH & INCOME CLASS B
2004                                                         827     1.068127        884            0.72          N/A       11.22
2003                                                         756     0.960364        726            0.86          N/A       32.18
2002                                                         680     0.726540        494            0.54          N/A      -22.26
2001                                                         207     0.934635        194            0.04          N/A       -6.54(b)
ALLIANCEBERNSTEIN PREMIER GROWTH CLASS B
2004                                                         722     0.798064        576             N/A          N/A        8.34
2003                                                         680     0.736597        501             N/A          N/A       23.37
2002                                                         483     0.597077        288             N/A          N/A      -30.84
2001                                                          91     0.863317         78             N/A          N/A      -13.67(b)

SEPARATE ACCOUNT IMO

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 AT DECEMBER 31                FOR THE YEAR ENDED DECEMBER 31
                                                                 --------------                ------------------------------
                                                                                 NET      INVESTMENT (1)
                                                          UNITS       UNIT      ASSETS        INCOME      EXPENSE (2)   TOTAL (3)
                                                          (000S)     VALUE      (000S)         RATIO         RATIO       RETURN
                                                          ------   ----------  ---------  --------------  -----------   ---------
ALLIANCEBERNSTEIN SMALL CAP VALUE CLASS B (d)
2004                                                          22   $ 1.399565  $      31            0.08%         N/A       19.07%
2003                                                          22     1.175373         26            0.56          N/A       40.89
2002                                                          16     0.834238         13            0.07          N/A      -16.58(c)
2001                                                         N/A          N/A        N/A             N/A          N/A         N/A
ALLIANCEBERNSTEIN TECHNOLOGY CLASS B (d)
2004                                                           6     1.033571          6             N/A          N/A        5.09
2003                                                          16     0.983541         16             N/A          N/A       43.79
2002                                                           4     0.684026          3             N/A          N/A      -31.60(c)
2001                                                         N/A          N/A        N/A             N/A          N/A         N/A
ALLIANCEBERNSTEIN VALUE CLASS B (d)
2004                                                          11     1.237089         14            0.93          N/A       13.37
2003                                                          16     1.091153         18            0.83          N/A       28.46
2002                                                           8     0.849418          7            0.13          N/A      -15.06(c)
2001                                                         N/A          N/A        N/A             N/A          N/A         N/A
DELAWARE VIP GROWTH OPPORTUNITIES SERVICE CLASS (d)
2004                                                          10     1.156919         12             N/A          N/A       12.13
2003                                                           9     1.031792          9             N/A          N/A       40.86
2002                                                          13     0.732506         10            8.69          N/A      -25.09
2001                                                           8     0.977794          7             N/A          N/A       -2.22(b)
DELAWARE VIP INTERNATIONAL VALUE EQUITY SERVICE CLASS (d)
2004                                                          62     1.401435         87            2.52          N/A       21.44
2003                                                          89     1.154022        103            2.38          N/A       43.11
2002                                                          62     0.806390         50            2.71          N/A      -10.54
2001                                                           6     0.901427          6             N/A          N/A       -9.86(b)
FIDELITY VIP ASSET MANAGER SERVICE CLASS 2 (d)
2004                                                          87     1.099037         95            2.47          N/A        5.18
2003                                                          91     1.044940         95            3.10          N/A       17.66
2002                                                          76     0.888074         68            2.62          N/A       -9.03
2001                                                          29     0.976210         28             N/A          N/A       -2.38(b)

SEPARATE ACCOUNT IMO

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 AT DECEMBER 31                FOR THE YEAR ENDED DECEMBER 31
                                                                 --------------                ------------------------------
                                                                                 NET      INVESTMENT (1)
                                                          UNITS       UNIT      ASSETS        INCOME      EXPENSE (2)   TOTAL (3)
                                                          (000S)     VALUE      (000S)         RATIO         RATIO       RETURN
                                                          ------   ----------  ---------  --------------  -----------   ---------
FIDELITY VIP CONTRAFUND (d)
2004                                                         205   $ 1.285999  $     263            0.33%         N/A       15.48%
2003                                                         193     1.113641        215            0.40          N/A       28.46
2002                                                         148     0.866896        128            0.60          N/A       -9.35
2001                                                          66     0.956292         63             N/A          N/A       -4.37(b)
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
2004                                                         126     1.274606        161            0.19          N/A       15.16
2003                                                          72     1.106824         79            0.29          N/A       28.20
2002                                                          58     0.863387         50            0.13          N/A       -9.60
2001                                                           6     0.955113          5             N/A          N/A       -4.49(b)
FIDELITY VIP EQUITY-INCOME
2004                                                       1,579     1.257186      1,985            1.49          N/A       11.53
2003                                                       1,541     1.127225      1,737            1.61          N/A       30.33
2002                                                       1,489     0.864907      1,288            1.00          N/A      -16.95
2001                                                         525     1.041389        546            0.85          N/A       -4.96
FIDELITY VIP GROWTH
2004                                                       1,413     0.702550        993            0.26          N/A        3.38
2003                                                       1,197     0.679593        813            0.26          N/A       32.85
2002                                                       1,262     0.511563        646            0.21          N/A      -30.10
2001                                                         799     0.731892        585            0.05          N/A      -17.65
FIDELITY VIP GROWTH & INCOME (d)
2004                                                          83     1.039159         86            0.85          N/A        5.80
2003                                                          85     0.982227         84            1.08          N/A       23.77
2002                                                          71     0.793567         56            0.86          N/A      -16.61
2001                                                          26     0.951661         24             N/A          N/A       -4.83(b)
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS 2 (d)
2004                                                           5     0.993605          5            0.33          N/A        6.89
2003                                                           7     0.929549          7            0.51          N/A       29.40
2002                                                           8     0.718326          6            0.45          N/A      -22.01
2001                                                           3     0.921003          2             N/A          N/A       -7.90(b)

SEPARATE ACCOUNT IMO

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 AT DECEMBER 31                FOR THE YEAR ENDED DECEMBER 31
                                                                 --------------                ------------------------------
                                                                                 NET      INVESTMENT (1)
                                                          UNITS       UNIT      ASSETS        INCOME      EXPENSE (2)   TOTAL (3)
                                                          (000S)     VALUE      (000S)         RATIO         RATIO       RETURN
                                                          ------   ----------  ---------  --------------  -----------   ---------
FIDELITY VIP HIGH INCOME
2004                                                         509   $ 0.996975  $     508            7.94%         N/A        9.59%
2003                                                         491     0.909720        446            6.73          N/A       27.27
2002                                                         458     0.714820        327            9.53          N/A        3.44
2001                                                         513     0.691037        354            7.99          N/A      -11.73
FIDELITY VIP MID CAP (d)
2004                                                         110     1.623846        179             N/A          N/A       24.92
2003                                                         119     1.299935        155            0.37          N/A       38.64
2002                                                         102     0.937656         96            0.51          N/A       -9.82
2001                                                          25     1.039789         26             N/A          N/A        3.98(b)
FIDELITY VIP MID CAP SERVICE CLASS 2 (d)
2004                                                         102     1.491777        152             N/A          N/A       24.66
2003                                                          29     1.196710         35            0.23          N/A       38.25
2002                                                          23     0.865604         20             N/A          N/A      -13.44(c)
2001                                                         N/A          N/A        N/A             N/A          N/A         N/A
FIDELITY VIP OVERSEAS
2004                                                         177     1.052988        186            1.11          N/A       13.63
2003                                                         158     0.926644        147            0.60          N/A       43.37
2002                                                          85     0.646341         55            0.34          N/A      -20.28
2001                                                          13     0.810755         11             N/A          N/A      -18.92(b)
FIDELITY VIP VALUE STRATEGIES SERVICE CLASS 2 (d)
2004                                                          17     1.353758         23             N/A          N/A       13.84
2003                                                          27     1.189193         32             N/A          N/A       57.36
2002                                                          10     0.755709          8             N/A          N/A      -24.43(c)
2001                                                         N/A          N/A        N/A             N/A          N/A         N/A
FT VIP FRANKLIN GROWTH AND INCOME SECURITIES CLASS 2 (d)
2004                                                          11     1.019761         11            2.64          N/A       10.61
2003                                                          11     0.921908         10            2.98          N/A       25.69
2002                                                          14     0.733450         10            3.09          N/A       -7.17
2001                                                           3     0.790107          3            1.11          N/A      -20.99

SEPARATE ACCOUNT IMO

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 AT DECEMBER 31                FOR THE YEAR ENDED DECEMBER 31
                                                                 --------------                ------------------------------
                                                                                 NET      INVESTMENT (1)
                                                          UNITS       UNIT      ASSETS        INCOME      EXPENSE (2)   TOTAL (3)
                                                          (000S)     VALUE      (000S)         RATIO         RATIO       RETURN
                                                          ------   ----------  ---------  --------------  -----------   ---------
FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES CLASS 2 (d)
2004                                                          32   $ 1.133325  $      36            0.49%         N/A        7.93%
2003                                                          26     1.050035         28            0.75          N/A       26.94
2002                                                           6     0.827162          5            0.50          N/A      -17.28(c)
2001                                                         N/A          N/A        N/A             N/A          N/A         N/A
FT VIP FRANKLIN SMALL CAP CLASS 2
2004                                                         562     1.022427        575             N/A          N/A       11.47
2003                                                         527     0.917189        483             N/A          N/A       37.24
2002                                                         524     0.668290        350            0.25          N/A      -28.68
2001                                                         192     0.937062        180            0.03          N/A       -6.29(b)
FT VIP FRANKLIN SMALL CAP VALUE SECURITIES CLASS 2 (d)
2004                                                          57     1.310277         74            0.16          N/A       23.74
2003                                                          30     1.058854         32            0.20          N/A       32.12
2002                                                          21     0.801405         17            0.11          N/A      -19.86(c)
2001                                                         N/A          N/A        N/A             N/A          N/A         N/A
FT VIP MUTUAL SHARES SECURITIES CLASS 2
2004                                                         178     1.233459        220            0.78          N/A       12.63
2003                                                         142     1.095132        155            1.09          N/A       25.15
2002                                                          91     0.875085         80            0.99          N/A      -11.81
2001                                                          12     0.992278         12            1.54          N/A       -0.77(b)
FT VIP TEMPLETON FOREIGN SECURITIES CLASS 2 (d)
2004                                                          62     1.241302         77            0.83          N/A       18.53
2003                                                          66     1.047266         69            1.80          N/A       32.21
2002                                                          52     0.792123         41            0.46          N/A      -20.79(c)
2001                                                         N/A          N/A        N/A             N/A          N/A         N/A
JANUS ASPEN GROWTH SERVICE SHARES
2004                                                       1,171     0.614636        719             N/A          N/A        4.20
2003                                                       1,182     0.589856        697             N/A          N/A       31.49
2002                                                       1,005     0.448589        451             N/A          N/A      -26.72
2001                                                         418     0.612152        256             N/A          N/A      -24.90

SEPARATE ACCOUNT IMO

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 AT DECEMBER 31                FOR THE YEAR ENDED DECEMBER 31
                                                                 --------------                ------------------------------
                                                                                 NET      INVESTMENT (1)
                                                          UNITS       UNIT      ASSETS        INCOME      EXPENSE (2)   TOTAL (3)
                                                          (000S)     VALUE      (000S)         RATIO         RATIO       RETURN
                                                          ------   ----------  ---------  --------------  -----------   ---------
JANUS ASPEN GROWTH AND INCOME SERVICE SHARES (d)
2004                                                         171   $ 0.962543  $     164            0.40%         N/A       11.68%
2003                                                         168     0.861875        145            0.50          N/A       23.51
2002                                                         142     0.697810         99            0.70          N/A      -21.77
2001                                                          36     0.891990         32            1.38          N/A      -10.80(b)
JANUS ASPEN INTERNATIONAL GROWTH SERVICE SHARES (d)
2004                                                          40     0.996851         40            0.87          N/A       18.69
2003                                                          35     0.839907         29            0.97          N/A       34.53
2002                                                          47     0.624309         29            1.01          N/A      -25.76
2001                                                           9     0.840909          7            0.98          N/A      -15.91(b)
JANUS ASPEN MID CAP GROWTH SERVICE SHARES (d)
2004                                                          28     0.906361         25             N/A          N/A       20.48
2003                                                          25     0.752319         19             N/A          N/A       34.76
2002                                                          20     0.558254         11             N/A          N/A      -28.12
2001                                                           6     0.776628          5             N/A          N/A      -22.34(b)
MFS MID CAP GROWTH SERVICE CLASS (d)
2004                                                          25     1.120000         28             N/A          N/A       14.38
2003                                                          20     0.979200         20             N/A          N/A       36.61
2002                                                          14     0.716800         10             N/A          N/A      -28.32(c)
2001                                                         N/A          N/A        N/A             N/A          N/A         N/A
MFS NEW DISCOVERY SERVICE CLASS
2004                                                          11     1.069040         12             N/A          N/A        6.21
2003                                                          12     1.006540         12             N/A          N/A       33.43
2002                                                           8     0.754358          6             N/A          N/A      -24.56(c)
2001                                                         N/A          N/A        N/A             N/A          N/A         N/A
MFS TOTAL RETURN SERVICE CLASS
2004                                                         137     1.193466        164            1.40          N/A       11.03
2003                                                          66     1.074933         71            1.35          N/A       16.00
2002                                                          37     0.926631         34             N/A          N/A       -7.34(c)
2001                                                         N/A          N/A        N/A             N/A          N/A         N/A

SEPARATE ACCOUNT IMO

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 AT DECEMBER 31                FOR THE YEAR ENDED DECEMBER 31
                                                                 --------------                ------------------------------
                                                                                 NET      INVESTMENT (1)
                                                          UNITS       UNIT      ASSETS        INCOME      EXPENSE (2)   TOTAL (3)
                                                          (000S)     VALUE      (000S)         RATIO         RATIO       RETURN
                                                          ------   ----------  ---------  --------------  -----------   ---------
MFS UTILITIES SERVICE CLASS (d)
2004                                                           8   $ 1.487232  $      12            1.18%         N/A       29.85%
2003                                                           4     1.145390          5            2.12          N/A       35.57
2002                                                           3     0.844858          2             N/A          N/A      -15.51(c)
2001                                                         N/A          N/A        N/A             N/A          N/A         N/A
OPPENHEIMER BALANCED SERVICE SHARES (a)(d)
2004                                                          15     1.239711         19            0.33          N/A        9.79
2003                                                           6     1.129123          7            2.68          N/A       24.68
2002                                                           6     0.905583          5             N/A          N/A       -9.44(c)
2001                                                         N/A          N/A        N/A             N/A          N/A         N/A
OPPENHEIMER CAPITAL APPRECIATION SERVICE SHARES (d)
2004                                                          58     1.104424         65            0.23          N/A        6.62
2003                                                          78     1.035892         81            0.31          N/A       30.69
2002                                                          58     0.792650         46             N/A          N/A      -20.74(c)
2001                                                         N/A          N/A        N/A             N/A          N/A         N/A
OPPENHEIMER GLOBAL SECURITIES SERVICE SHARES (d)
2004                                                          64     1.319819         84            1.12          N/A       18.88
2003                                                          52     1.110226         58            0.45          N/A       42.86
2002                                                          28     0.777139         21             N/A          N/A      -22.29(c)
2001                                                         N/A          N/A        N/A             N/A          N/A         N/A
OPPENHEIMER HIGH INCOME SERVICE SHARES (d)
2004                                                          71     1.285888         92            5.61          N/A        8.73
2003                                                          28     1.182623         33            5.63          N/A       23.79
2002                                                          21     0.955342         20             N/A          N/A       -4.47(c)
2001                                                         N/A          N/A        N/A             N/A          N/A         N/A
OPPENHEIMER MAIN STREET SERVICE SHARES (d)
2004                                                          10     1.121335         11            0.65          N/A        9.14
2003                                                           9     1.027383          9            0.70          N/A       26.44
2002                                                           6     0.812570          5             N/A          N/A      -18.74(c)
2001                                                         N/A          N/A        N/A             N/A          N/A         N/A

SEPARATE ACCOUNT IMO

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 AT DECEMBER 31                FOR THE YEAR ENDED DECEMBER 31
                                                                 --------------                ------------------------------
                                                                                 NET      INVESTMENT (1)
                                                          UNITS       UNIT      ASSETS        INCOME      EXPENSE (2)   TOTAL (3)
                                                          (000S)     VALUE      (000S)         RATIO         RATIO       RETURN
                                                          ------   ----------  ---------  --------------  -----------   ---------
PIONEER EMERGING MARKETS VCT CLASS II
2004                                                          38   $ 1.803174  $      68            0.54%         N/A       18.67%
2003                                                          40     1.519540         60            0.34          N/A       57.87
2002                                                          38     0.962541         37            0.41          N/A       -1.42
2001                                                          11     0.976442         11             N/A          N/A       -2.36(b)
PIONEER FUND VCT CLASS II (d)
2004                                                         101     1.003273        101            0.93          N/A       10.93
2003                                                          88     0.904442         80            0.91          N/A       23.44
2002                                                          77     0.732722         57            0.92          N/A      -19.25
2001                                                          28     0.907413         25            0.98          N/A       -9.26(b)
PIONEER HIGH YIELD VCT CLASS II (d)
2004                                                          62     1.458525         91            5.17          N/A        7.66
2003                                                          67     1.354761         92            7.27          N/A       32.34
2002                                                         222     1.023661        228            8.58          N/A       -2.67
2001                                                          27     1.051781         28            8.59          N/A        5.18(b)
PIONEER REAL ESTATE SHARES VCT CLASS II
2004                                                          81     2.020804        164            3.57          N/A       35.39
2003                                                          79     1.492551        118            4.77          N/A       34.46
2002                                                          74     1.110055         82            4.88          N/A        2.27
2001                                                           9     1.085369         10            6.20          N/A        8.54(b)
SCUDDER TECHNOLOGY GROWTH SERIES II CLASS A
2004                                                         446     0.469239        209             N/A          N/A        1.92
2003                                                         503     0.460385        232             N/A          N/A       46.60
2002                                                         504     0.314036        158            0.10          N/A      -35.52
2001                                                         338     0.487025        165            0.16          N/A      -32.41
SCUDDER VIT EAFE EQUITY INDEX (d)
2004                                                          36     1.014032         37            2.40          N/A       19.06
2003                                                          47     0.851663         40            3.94          N/A       33.35
2002                                                          40     0.638648         26            2.02          N/A      -21.60
2001                                                          17     0.814566         14             N/A          N/A      -18.54(b)

SEPARATE ACCOUNT IMO

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 AT DECEMBER 31                FOR THE YEAR ENDED DECEMBER 31
                                                                 --------------                ------------------------------
                                                                                 NET      INVESTMENT (1)
                                                          UNITS       UNIT      ASSETS        INCOME      EXPENSE (2)   TOTAL (3)
                                                          (000S)     VALUE      (000S)         RATIO         RATIO       RETURN
                                                          ------   ----------  ---------  --------------  -----------   ---------
SCUDDER VIT SMALL CAP INDEX
2004                                                          71   $ 1.376635  $      98            0.45%         N/A       17.76%
2003                                                          68     1.169050         80            0.90          N/A       46.42
2002                                                          34     0.798400         27            1.07          N/A      -20.58
2001                                                          11     1.005311         11            1.23          N/A        0.53(b)
SVS DREMAN FINANCIAL SERVICES SERIES II CLASS A
2004                                                          31     1.314281         41            3.17          N/A       12.00
2003                                                          34     1.173417         40            1.38          N/A       28.13
2002                                                          29     0.915782         27            0.38          N/A       -8.51
2001                                                           7     1.000969          7             N/A          N/A        0.10(b)
T ROWE PRICE INTERNATIONAL STOCK
2004                                                       1,144     0.796829        912            1.22          N/A       13.77
2003                                                       1,041     0.700366        729            1.31          N/A       30.53
2002                                                         992     0.536575        532            1.28          N/A      -18.29
2001                                                         383     0.656696        251            2.78          N/A      -22.21

(a) Name changed. See Note 1.
(b) Start date of 5/1/2001.
(c) Start date of 5/1/2002.
(d) Closed to new money in one or more products. See Note 1.

(1) THESE AMOUNTS REPRESENT THE DIVIDENDS, EXCLUDING DISTRIBUTIONS OF CAPITAL GAINS, RECEIVED BY THE SUB-ACCOUNT FROM THE UNDERLYING FUND, NET OF MANAGEMENT FEES ASSESSED BY THE FUND MANAGER, DIVIDED BY THE AVERAGE NET ASSETS. THESE RATIOS EXCLUDE THOSE EXPENSES, SUCH AS MORTALITY AND EXPENSE CHARGES, THAT RESULT IN DIRECT REDUCTIONS IN THE UNIT VALUES. THE RECOGNITION OF INVESTMENT INCOME BY THE SUB-ACCOUNT IS AFFECTED BY THE TIMING OF THE DECLARATION OF DIVIDENDS BY THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNTS INVEST.

(2) THESE RATIOS REPRESENT THE ANNUALIZED CONTRACT EXPENSES OF THE SEPARATE ACCOUNT, CONSISTING PRIMARILY OF MORTALITY AND EXPENSE CHARGES, FOR EACH PERIOD INDICATED. THE RATIOS INCLUDE ONLY THOSE EXPENSES THAT RESULT IN A DIRECT REDUCTION TO UNIT VALUES. CHARGES MADE DIRECTLY TO CONTRACT OWNER ACCOUNTS THROUGH THE REDEMPTION OF UNITS AND EXPENSES OF THE UNDERLYING FUND ARE EXCLUDED. THIS SEPARATE ACCOUNT ASSESSES ALL FEES AT THE POLICY LEVEL.

(3) THESE AMOUNTS REPRESENT THE TOTAL RETURN FOR THE PERIODS INDICATED, INCLUDING CHANGES IN THE VALUE OF THE UNDERLYING FUND, AND REFLECT DEDUCTIONS FOR ALL ITEMS INCLUDED IN THE EXPENSE RATIO. THE TOTAL RETURN DOES NOT INCLUDE ANY EXPENSES ASSESSED THROUGH THE REDEMPTION OF UNITS; INCLUSION OF THESE EXPENSES IN THE CALCULATION WOULD RESULT IN A REDUCTION IN THE TOTAL RETURN PRESENTED. INVESTMENT OPTIONS WITH A DATE NOTATION INDICATE THE EFFECTIVE DATE OF THAT INVESTMENT OPTION IN THE VARIABLE ACCOUNT. THE TOTAL RETURN IS CALCULATED FOR THE PERIOD INDICATED OR FROM THE EFFECTIVE DATE THROUGH THE END OF THE REPORTING PERIOD.

                            PART C: OTHER INFORMATION

ITEM 27. EXHIBITS

     (A)  BOARD OF DIRECTORS.

               Certified copy of Resolutions of the Board of Directors of the Company dated June 13, 1996 authorizing the establishment of Separate Account IMO was previously filed on August 10, 1999 in the Registrant's Initial Registration Statement of Separate Account IMO, and is incorporated by reference herein.

     (B)  CUSTODIAN AGREEMENTS.

               Not Applicable.

     (C)  UNDERWRITING CONTRACTS.

               (1) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792/811-7466), and is incorporated by reference herein.

               (2) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12(Registration Statement No. 33-57792/811-7466), and is incorporated by reference herein.

               (3) Sales Agreements with broker-dealers were previously filed on April 16, 1998 in Post-Effective Amendment No. 12 Registration Statement No. 33-57792/811-7466), and are incorporated by reference herein.

               (4) Commission Schedule was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792/811-7466), and is incorporated by reference herein.

               (5) General Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792/811-7466), and is incorporated by reference herein.

               (6) Career Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792/811-7466), and is incorporated by reference herein.

     (D)  CONTRACT.

               (1) Contract Form 1033-99 was previously filed on December 3, 1999 in Pre-Effective Amendment No. 1, and is incorporated by reference herein.

               (2) Waiver of Payment Rider was previously filed on August 10, 1999 in Registrant's Initial Registration Statement of Separate Account IMO, and is incorporated by reference herein.

               (3) Term Insurance Rider was previously filed on August 10, 1999 in Registrant's Initial Registration Statement of Separate Account IMO, and is incorporated by reference herein.

               (4) Other Insured Term Rider was previously filed on August 10, 1999 in Registrant's Initial Registration Statement of Separate Account IMO, and is incorporated by reference herein.

               (5) Guaranteed Death Benefit Rider was previously filed on August 10, 1999 in Registrant's Initial Registration Statement of Separate Account IMO, and is incorporated by reference herein.

     (E)  APPLICATION

               The application was previously filed on December 3, 1999 in Pre-Effective Amendment No. 1, and is incorporated by reference herein.

     (F)  DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BYLAWS.

               Articles of Incorporation and Bylaws, as amended of the Company, effective as of October 1, 1995 were previously filed on September 29, 1995 in Post-Effective Amendment No. 5 Registration Statement No. 33-57792/811-7466), and are incorporated by reference herein.

     (G)  REINSURANCE CONTRACTS.

             (1) Reinsurance contract dated January 1, 2001 among First Allmerica Financial Life Insurance Company and General & Cologne Life Re of America was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (2) Reinsurance contract dated January 1, 2001 among Allmerica Financial Life Insurance and Annuity Company and Reinsurance Company of Missouri, Inc. was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (3) Reinsurance contract dated September 1, 2000 among First Allmerica Financial Life Insurance Company and The Lincoln National Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (4) Reinsurance contract dated January 1, 2000 among First Allmerica Financial Life Insurance Company and Security Life of Denver Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (5) Reinsurance contract dated April 1, 2000 among First Allmerica Financial Life Insurance Company and Munich American Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (6) Reinsurance contract dated November 1, 1999 among First Allmerica Financial Life Insurance Company and RGA Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (7) Reinsurance contract dated January 1, 1999 among First Allmerica Financial Life Insurance Company and AXA Re Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is
                  incorporated by reference herein.

             (8) Reinsurance contract dated January 1, 1998 among Allmerica Financial Life Insurance and Annuity Company and RGA Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (9) Reinsurance contract dated April 1, 1996 among First Allmerica Financial Life Insurance Company and Transamerica Occidental Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (10) Reinsurance contract dated March 1, 1996 among First Allmerica
                  Financial Life Insurance Company and Northwestern National Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (11) Reinsurance contract dated March 1, 1996 among First Allmerica
                  Financial Life Insurance Company and Connecticut General Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (12) Reinsurance contract dated November 22, 1995 among First
                  Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (13) Reinsurance contract dated January 1, 1995 among State Mutual
                  Life Assurance Company of America and Life Reinsurance Corporation of America was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (14) Reinsurance contract dated January 1, 1994 among State Mutual
                  Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (15) Reinsurance contract dated January 1, 1993 among State Mutual
                  Life Assurance Company of America and Life Reassurance Corporation of America was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (16) Reinsurance contract dated January 1, 1993 among State Mutual
                  Life Assurance Company and The Cologne Life Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (17) Reinsurance contract dated February 26, 1991 among State
                  Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (18) Reinsurance contract dated May 1, 1989 among State Mutual Life
                  Assurance Company of America and General American Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (19) Reinsurance contract dated May 1, 1989 among State Mutual Life
                  Assurance Company of America and Connecticut General Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (20) Reinsurance contract dated July 1, 1986 among State Mutual
                  Life Assurance Company of America and General American Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (21) Reinsurance contract dated August 1, 1983 among State Mutual
                  Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (22) Reinsurance contract dated August 1, 1983 among State Mutual
                  Life Assurance Company and Connecticut General Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (23) Reinsurance contract dated August 1, 1983 among State Mutual
                  Life Assurance Company and Cologne Life Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (H)  PARTICIPATION AGREEMENTS.

             (1) Form of Amendment dated May 1, 2003 to the Allmerica Investment Trust Participation Agreement was previously filed on April 29, 2003 in Post-Effective Amendment No. 18 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

             (2) Amendment dated January 1, 2003 to the AIM Participation Agreement was previously filed on April 28, 2003 in Post-Effective Amendment No. 7 of Registration Statement No. 333-64162/811-10433, and is incorporated by reference herein. Participation Agreement between the Company and AIM Variable Insurance Funds was previously filed on March 20, 2000 in Pre-Effective Amendment No. 1 to Registration Statement No. 333-93031/811-09631, and is incorporated by referenced herein.

             (3) Amendment dated May 1, 2002 to the Alliance Amended and Restated Participation Agreement was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Consolidated Agreement, and Amended and Restated Participation Agreement between the

                  Company and Alliance Variable Products Series Fund, Inc. dated August 1, 2000 were previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement 333-84879/811-09529, and is incorporated by reference herein.

             (4) Amendment dated May 1, 2001 to the Deutsche Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement between the Company and Deutsche Asset Management VIT Funds (formerly Banker's Trust) dated March 7, 2000 was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement 333-84879/811-09529, and is incorporated by reference herein.

             (5) Amendment dated May 1, 2001 to the Variable Insurance Products Fund Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792/811-7466), and is incorporated by reference herein.

             (6) Amendment dated October 1, 2001 to the Variable Insurance Products Fund II Participation Agreement was previously on April 26, 2002 in Post-Effective Amendment No. 5 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund II, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

             (7) Amendment dated October 1, 2001 to the Variable Insurance Products Fund III Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund III was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement 333-84879/811-09529, and is incorporated by reference herein.

             (8) Amendment dated May 1, 2002 to the Franklin Templeton Participation Agreement was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Franklin Templeton Participation Agreement was previously filed on March 20, 2000 in Pre-Effective Amendment No. 1 to Registration Statement No. 333-93031/811-09631, and is incorporated by reference herein.

             (9) Amendment dated October 31, 2001 to the INVESCO Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement with INVESCO was previously filed on April 21, 2000 in Post-Effective Amendment No. 1 of Registration Statement No. 333-87099/811-6293 and is incorporated by reference herein.

             (10) Amendment dated February 25, 2000 to the Janus Aspen
                  Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement between the Company and Janus was previously filed on April 27, 2001 in Post-Effective Amendment No. 4 of Registration Statement 333-84879/811-09529, and is incorporated by reference herein.

             (11) Participation Agreement dated May 1, 2002 with Scudder
                  Variable Series II was previously filed on February 10, 2003 in Post-Effective Amendment No. 6 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein.

             (12) Amendment dated May 1, 2001 to the Pioneer Participation
                  Agreement was previously filed on February 10, 2003 in Post-Effective Amendment No. 6 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement with Pioneer was previously filed on April 24, 1998 in Post-Effective Amendment No. 9 of Registration Statement No. 33-85916/811-8848, and is incorporated by reference herein.

             (13) Amendment to Schedule A dated December 14, 2000 to
                  Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 27, 2001 in Post-Effective Amendment No. 4 of Registration Statement 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792/811-7466), and is incorporated by reference herein.

             (14) Fidelity Service Agreement, effective as of November 1, 1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 6 (Registration Statement No.
                  33-57792/811-7466), and is incorporated by reference herein.

             (15) An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 9 (Registration Statement No. 33-57792/811-7466), and is incorporated by reference herein.

             (16) Fidelity Service Contract, effective as of January 1, 1997, was previously filed in Post-Effective Amendment No. 9 (Registration Statement No. 33-57792/811-7466), and is incorporated by reference herein.

             (17) Service Agreement with Rowe Price-Fleming International, Inc.
                  was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No.
                  33-57792/811-7466), and is incorporated by reference herein.

             (18) Amendment dated May 1, 2001 to the Delaware Participation
                  Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Delaware Group Premium Fund Participation Agreement was previously filed on April 27, 2001 in Post-Effective Amendment No. 4 of Registration Statement 333-84879/811-09529, and is incorporated by reference herein. Amendment dated March 29, 2000 to the Delaware Group Premium Fund Participation Agreement was previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein. Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11, and is incorporated by reference herein.

             (19) Amendment dated May 1, 2002 to the MFS Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement dated April 1, 1998 with MFS Variable Insurance Trust was previously filed in Pre-Effective Amendment No. 1 of Registration Statement No. 333-93031/811-09731, and is incorporated by reference herein.

             (20) Amendment dated May 1, 2002 to the Oppenheimer Participation
                  Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration

                  Statement No. 333-84879/811-09529, and is incorporated by reference herein. Oppenheimer Participation Agreement dated May 1, 2000 was previously filed in Pre-Effective Amendment No. 1 of Registration Statement No. 333-93031/811-09731, and is incorporated by referenced herein.

             (21) Amendment dated October 20, 2000 to the Alger Participation
                  Agreement was previously filed in Pre-Effective Amendment No. 1 of Registration Statement No. 333-93031/811-09731, and is incorporated by referenced herein. Alger Participation Agreement dated October 22, 1999 was previously was previously filed in Pre-Effective Amendment No. 1 of Registration Statement No. 333-93031/811-09731, and is incorporated by referenced herein.

             (22) Amendment dated January 7, 2002 to the Credit Suisse
                  Participation Agreement and Participation Agreement dated May 1, 2000 was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein.

             (23) Amendment dated December 15, 2001 to the Dreyfus Participation
                  Agreement and Participation Agreement dated June 23, 1999 was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein.

     (I)  ADMINISTRATIVE CONTRACTS.

             (1) Service Agreement dated March 1, 2001 between Boston Financial Data Services, Inc. and Allmerica Financial Life Insurance and Annuity Company for lockbox and mailroom services was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No.
                  33-57792/811-7466, and is incorporated by reference herein.

             (2)  Directors' Power of Attorney is filed herewith.

     (J)  OTHER MATERIAL CONTRACTS.

               Not Applicable.

     (K)  LEGAL OPINION.

               Opinion of Counsel is filed herewith.

     (L)  ACTUARIAL OPINION.

               Not Applicable. The Registration Statement does not include illustrations.

     (M)  CALCULATION.

               Not Applicable. The Registration Statement does not include illustrations.

     (N)  OTHER OPINIONS.

               Consent of Independent Registered Public Accounting Firm is filed herewith.

     (O)  OMITTED FINANCIAL STATEMENTS

               Financial Statements included in Part B
               Financial Statements for Allmerica Financial Life Insurance and Annuity Company
               Financial Statements for Separate Account IMO of Allmerica Financial Life Insurance and Annuity Company is filed herewith..

     (P)  INITIAL CAPITAL AGREEMENTS.

               Not Applicable.

     (Q)  REDEEMABILITY EXEMPTION.

               Not Applicable. Any such disclosures are included in the prospectus and/or SAI.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

       The principal business address of all the following Directors and Officers is:
       440 Lincoln Street
       Worcester, Massachusetts 01653

NAME AND POSITION WITH COMPANY          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------          ----------------------------------------------
Warren E. Barnes                        Vice President of Allmerica Financial (since 1998); Vice President of
    Vice President and                  First Allmerica (since 1996); Corporate Controller of Allmerica
    Corporate Controller                Financial and First Allmerica (since 1998); and Director of Allmerica
                                        Financial and First Allmerica (2004)

Charles F. Cronin                       Vice President and Corporate Group Counsel of Allmerica Financial and
    Vice President, Corporate Group     First Allmerica (since 2003); Secretary (since 2000); Assistant Vice
    Counsel and Secretary               President (1999-2003); and Counsel of First Allmerica (1996-2003);
                                        and Attorney of Nutter, McClennen & Fish (1991-1996)

Frederick H. Eppinger, Jr.              President and Chief Executive Officer of AFC (since 2003);
    Chairman of the Board               Chairman of the Board of Allmerica Financial and First Allmerica
                                        (since 2003); Executive Vice President of Property and Casualty Field
                                        and Service Operations for The Hartford (2001-2003); Senior Vice
                                        President of Strategic Marketing for ChannelPoint, Inc. (2000-2001);
                                        and Partner at McKinsey & Company (1985-2000)

Bonnie K. Haase                         Director, Vice President and Chief Human Resources Officer of
    Director, Vice President, and       Allmerica Financial and First Allmerica (since 2004); Served in a
    Chief Human Resources Officer       variety of human resources leadership roles at General Electric
                                        Company (1991-2004)

J. Kendall Huber                        Director of Allmerica Financial and First Allmerica (since 2000); Senior
    Director, Senior Vice President,    Vice President of Allmerica Financial and First Allmerica (since 2003);
    General Counsel and Assistant       Assistant Secretary of Allmerica Financial (since 2002) and First
    Secretary                           Allmerica (since 2000); General Counsel (since 2000); Vice President
                                        (2000-2003) of First Allmerica

John P. Kavanaugh                       Director and Chief Investment Officer of Allmerica Financial and First
    Director, Vice President and        Allmerica (since 1996); Vice President (since 1991) of First Allmerica;
    Chief Investment Officer            and President (since 1995) of Opus Investment Management, Inc.

NAME AND POSITION WITH COMPANY          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------          ----------------------------------------------
Mark C. McGivney                        Vice President of Allmerica Financial (since 2002); Vice President of
    Vice President and                  First Allmerica (since 1997); Treasurer of Allmerica Financial and First
    Treasurer                           Allmerica (since 2000); Director of Allmerica Financial and First
                                        Allmerica (2004)

Edward J. Parry, III                    Vice Chair (since 2004); Assistant Treasurer of Allmerica Financial
    Director, Chief Financial           and First Allmerica (since 2000); Director of Allmerica Financial and
    Officer, Vice Chair and             First Allmerica (since 1996); Chief Financial Officer (since 1996);
    Assistant Treasurer                 Senior Vice President of Allmerica Financial and First Allmerica
                                        (2003-2004); Vice President (1993-2003) and Treasurer (1993-2000)

Michael A. Reardon                      Director, President and Chief Executive Officer (since 2004); Vice
    Director, President and             President of Allmerica Financial and First Allmerica (2001-2004);
    Chief Executive Officer             Vice President of First Allmerica (1997-2004); and Vice President
                                        of Allmerica Financial (1999-2004)

Gregory D. Tranter                      Director, Vice President and Chief Information Officer of Allmerica
    Director, Vice President and        Financial and First Allmerica (since 2000); Vice President of Travelers
    Chief Information Officer           Property & Casualty (1996-1998); Director of Geico Team (1983-1996)
                                        of Aetna Life & Casualty

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

     See attached Organizational Chart.

                                  -------------------------------------

                                     ALLMERICA FINANCIAL CORPORATION
             ---------------------                                     --------------------------
             |                                   Delaware                                       |
             |                                                           \                      |
             |                  / -------------------------------------    \                    |
             |                 /             |                 |             \                  |
    100%     |          100%  /       100%   |                 |   100%        \  100%          |   100%
    ------------------  ------------  ---------------  ----------------  -------------  ----------------
                                                          Allmerica
     Opus Investment     Financial       Allmerica      Financial Life    AFC Capital        First
     Management, Inc.    Profiles,     Funding Corp.    Insurance and       Trust I         Sterling
                            Inc.                           Annuity                          Limited
                                                           Company

      Massachusetts      California    Massachusetts    Massachusetts       Delaware        Bermuda
    ------------------  ------------  ---------------  ----------------  -------------  ----------------
       |                                                       |                                |
       |                                                       |                                |    100%
       |                                                       |                        -----------------
       |                                                       |                         First Sterling
       |                                                       |                          Reinsurance
       |                                                       |                            Company
       |                                                       |                            Limited
       |                                                       |
       |                                                       |                            Bermuda
       |                                                       |                        -----------------
       |                                                       |
       |         ----------------------------------------------------------------------------------------------------------
       |         |                |              |            |             |               |         |      |            |
       |         |     100%       |   100%       |  100%      | 100%        |   100%        |    100% |      | 100%       |   100%
       |  ----------------- -------------- ------------- ----------- --------------- ---------------- | ----------- --------------
       |                      Allmerica      Allmerica    Allmerica  First Allmerica    Allmerica     |  Allmerica    Allmerica
       |       VeraVest       Financial      Financial   Investments  Financial Life   Investments    |  Investment  Investments
       |  Investments, Inc.   Investment      Services    Insurance     Insurance       Insurance     |  Insurance    Insurance
       |                      Management     Insurance      Agency       Company          Agency      | Agency Inc. Agency Inc. of
       |                    Services, Inc.  Agency Inc.    Inc. of                   of Florida, Inc. | of Kentucky  Mississippi
       |                                                   Alabama                                    |
       |    Massachusetts   Massachusetts  Massachusetts   Alabama    Massachusetts      Florida      |   Kentucky   Mississippi
       |  ----------------- -------------- ------------- ----------- --------------- ---------------- | ----------- --------------
       |                                                                                              |
      --------------------------------------------                                                    |
                     |   100%       |  100%      |  100%                                              |100%
                ------------- -------------  -----------                                        -----------
                                Allmerica      Citizens                                          Allmerica
                 The Hanover    Financial     Insurance                                          Investment
                  Insurance     Insurance      Company                                           Insurance
                   Company    Brokers, Inc.  of Illinois                                        Agency Inc.
                                                                                                 of Georgia

                New Hampshire Massachusetts    Illinois            Federally Chartered            Georgia
                ------------- -------------  -----------           -------------------          -----------
                      |
                      |
         ------------------------------------------------------------------------------------------------------------------
         |         |        |       |        |       |       |               |              |              |              |
         |    100% |        |  100% |        |  100% |       |  100%         |  100%        |  100%        |  100%        |  100%
 ----------------- | -------------- | -------------- | -------------   -------------  -------------  -------------  -------------
                   |                |  The Hanover   | Hanover Texas                    Allmerica                    The Hanover
     Allmerica     | Allmerica Plus |    American    |   Insurance     Massachusetts    Financial        AMGRO,       New Jersey
 Financial Benefit |   Insurance    |   Insurance    |   Management    Bay Insurance     Alliance         Inc.        Insurance
     Insurance     |  Agency, Inc.  |    Company     | Company, Inc.      Company       Insurance                      Company
      Company      |                |                |                                   Company
                   |                |                |
      Michigan     | Massachusetts  | New Hampshire  |     Texas       New Hampshire  New Hampshire  Massachusetts  New Hampshire
 ----------------- | -------------- | -------------- | -------------   -------------  -------------  -------------  -------------
                   |                |                |                                               /           \
                   |   100%         | 100%           |     100%                           100%      /             \   100%
            ---------------     ----------       --------------                           -------------        -----------
                                 Citizens           Citizens
                Citizens        Insurance          Insurance                              Lloyds Credit           AMGRO
               Insurance        Company of       Company of the                            Corporation         Receivables
            Company of Ohio      America            Midwest                                                    Corporation

                  Ohio           Michigan           Indiana                               Massachusetts          Delaware
            ---------------     ----------       --------------                           -------------        -----------
                                    |
                                    | 100%                                                              ---------------
                                ----------                                                              Hanover Lloyd's
                                 Citizens                                                                  Insurance
                                Management                                                                  Company
                                   Inc.
                                                                                                             Texas
                                 Delaware                                                               ---------------
                                ----------
                                                                                                  Affiliated Lloyd's plan company,
                                                                                                  controlled by Underwriters for
                                                                                                  the benefit of The Hanover
                                                                                                  Insurance Company

                                                                                                         --------------

                                                                                                         AAM High Yield
                                                                                                          Fund, L.L.C.

                                                                                                         Massachusetts
                                                                                                         --------------

                                                                                                     Established for the benefit
                                                                                                     of First Allmerica, Allmerica
                                                                                                     Financial Life, Hanover and

                                                                                               ----------------  ----------------
                                                                                                  Allmerica         Allmerica
                                                                                               Securities Trust  Investment Trust

                                                                                                Massachusetts     Massachusetts
                                                                                               ----------------  ----------------

                                                                                                         ---------------
                                                                                                         Opus Investment
                                                                                                              Trust

                                                                                                          Massachusetts
                                                                                                         ---------------

January 1, 2005                                                                           Affiliated Investment Management Companies

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                  NAME                               ADDRESS                    TYPE OF BUSINESS
                  ----                               -------                    ----------------
AAM High Yield Fund, L.L.C.                   440 Lincoln Street       Limited liability company
                                              Worcester MA 01653

AFC Capital Trust I                           440 Lincoln Street       Statutory Business Trust
                                              Worcester MA 01653

Allmerica Asset Management, Limited           440 Lincoln Street       Investment advisory services
                                              Worcester MA 01653

Allmerica Benefits, Inc.                      440 Lincoln Street       Non-insurance medical services
                                              Worcester MA 01653

Allmerica Financial Alliance Insurance        440 Lincoln Street       Multi-line property and casualty
Company                                       Worcester MA 01653       insurance

Allmerica Financial Benefit Insurance         645 West Grand River     Multi-line property and casualty
Company                                       Howell MI 48843          insurance

Allmerica Financial Corporation               440 Lincoln Street       Holding Company
                                              Worcester MA 01653

Allmerica Financial Insurance                 440 Lincoln Street       Insurance Broker
Brokers, Inc.                                 Worcester MA 01653

Allmerica Financial Life Insurance            440 Lincoln Street       Life insurance, accident and health
and Annuity Company                           Worcester MA 01653       insurance, annuities, variable
                                                                       annuities and variable life insurance

Allmerica Financial Services Insurance        440 Lincoln Street       Insurance Agency
Agency, Inc.                                  Worcester MA 01653

Allmerica Funding Corp.                       440 Lincoln Street       Investment corporation
                                              Worcester MA 01653

Allmerica Financial Investment                440 Lincoln Street       Investment advisory services
Management Services, Inc.                     Worcester MA 01653

Allmerica Investment Trust                    440 Lincoln Street       Investment  Trust
                                              Worcester MA 01653

Allmerica Investments Insurance Agency        440 Lincoln Street       Insurance Agency
Inc. of Alabama                               Worcester MA 01653

Allmerica Investments Insurance Agency        440 Lincoln Street       Insurance Agency
of Florida, Inc.                              Worcester MA 01653

Allmerica Investment Insurance Agency         440 Lincoln Street       Insurance Agency
Inc. of Georgia                               Worcester MA 01653

Allmerica Investment Insurance Agency         440 Lincoln Street       Insurance Agency
Inc. of Kentucky                              Worcester MA 01653

Allmerica Investments Insurance Agency        440 Lincoln Street       Insurance Agency
Inc. of Mississippi                           Worcester MA 01653

Allmerica Plus Insurance Agency, Inc.         440 Lincoln Street       Insurance Agency
                                              Worcester MA 01653

Allmerica Securities Trust                    440 Lincoln Street       Investment Trust
                                              Worcester MA 01653

Allmerica Trust Company, N.A.                 440 Lincoln Street       Limited purpose national trust
                                              Worcester MA 01653       company

AMGRO, Inc.                                   100 North Parkway        Premium financing
                                              Worcester MA 01605

AMGRO Receivables Corporation                 100 North Parkway        Receivables Purchase Corporation
                                              Worcester MA 01605

Citizens Insurance Company of America         645 West Grand River     Multi-line property and casualty
                                              Howell MI 48843          insurance

Citizens Insurance Company of Illinois        333 Pierce Road          Multi-line property and casualty
                                              Itasca IL 60143          insurance

Citizens Insurance Company of the             3950 Priority Way        Multi-line property and casualty
Midwest                                       South Drive, Suite 200   insurance
                                              Indianapolis IN 46280

Citizens Insurance Company of Ohio            8101 N. High Street      Multi-line property and casualty
                                              P.O. Box 342250          insurance
                                              Columbus OH 43234

Citizens Management, Inc.                     440 Lincoln Street       Risk management services
(formerly known as Sterling Risk Management   Worcester MA 01653
Services, Inc.)

Financial Profiles, Inc.                      5421 Avenida Encinas     Software company
                                              Suite A
                                              Carlsbad CA 92008

First Allmerica Financial Life Insurance      440 Lincoln Street       Life, pension, annuity, accident
Company                                       Worcester MA 01653       and health insurance company

First Sterling Limited                        41 Cedar Avenue          Holding Company
                                              Hamilton HM 12,
                                              Bermuda

First Sterling Reinsurance Company            41 Cedar Avenue          Reinsurance Company
Limited                                       Hamilton HM 12,
                                              Bermuda

The Hanover American Insurance                440 Lincoln Street       Multi-line property and casualty
Company                                       Worcester MA 01653       insurance

The Hanover Insurance Company                 440 Lincoln Street       Multi-line property and casualty
                                              Worcester MA 01653       insurance

Hanover Texas Insurance Management            NationsBank Tower        Attorney-in-fact for Hanover Lloyd's
Company, Inc.                                 15301 Dallas Pkwy.       Insurance Company
                                              Dallas TX 75248

Hanover Lloyd's Insurance Company             7557 Rambler Road        Multi-line property and casualty
                                              Suite 500                insurance
                                              Dallas TX 75231

Lloyds Credit Corporation                     100 North Parkway        Premium financing service
                                              Worcester MA 01605       franchises

Massachusetts Bay Insurance Company           440 Lincoln Street       Multi-line property and casualty
                                              Worcester MA 01653       insurance

Opus Investment Management, Inc.              440 Lincoln Street       Investment advisory services
(formerly known as Allmerica Asset            Worcester MA 01653
Management, Inc.)

Opus Investment Trust                         440 Lincoln Street       Investment Trust
(formerly known as VeraVest Trust)            Worcester MA 01653

VeraVest Investments, Inc.                    440 Lincoln Street       Securities, retail broker-dealer

(formerly known as Allmerica                  Worcester MA 01653
Investments, Inc.)

ITEM 30.  INDEMNIFICATION

     RULE 484 UNDERTAKING - Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

     Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public Policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.  PRINCIPAL UNDERWRITERS

     (A) VeraVest Investments, Inc. also acts as a principal underwriter for the following:

               - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

               - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

               -    Allmerica Investment Trust

     (B) The Principal Business Address of each of the following Directors and Officers of VeraVest Investments, Inc. is 440 Lincoln Street, Worcester, Massachusetts 01653.

           NAME                       POSITION OR OFFICE WITH UNDERWRITER
           ----                       -----------------------------------
           Abigail M. Armstrong       Vice President, Chief Legal Officer, Assistant Secretary,
                                      Anti-Money Laundering Chairperson and Counsel

           Charles F. Cronin          Vice President, Group Counsel and Secretary/Clerk

           Claudia J. Eckels          Vice President

           J. Kendall Huber           Director

           Kathleen M. Loftus         Vice President

           Mark C. McGivney           Director and Treasurer

           K. David Nunley            Vice President

           Joseph M. Petty            Vice President

           Michael A. Reardon         Director, President and Chief Executive Officer

           Paula J. Testa             Vice President and Chief Operating Officer

           Margot K. Wallin           Vice President and Anti-Money Laundering Officer

     (C) As indicated in Part B (Statement of Additional Information), in response to Item 17, there were no commissions retained by VeraVest Investments, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2004. No other commissions or other compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.

ITEM 33.  MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 34. FEE REPRESENTATION (pursuant to Section 26(e) of the Investment Company Act of 1940)

     The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 1st day of April, 2005.

                             SEPARATE ACCOUNT IMO OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                            By: /s/ Sheila B. St. Hilaire
                                ---------------------------------------
                                Sheila B. St. Hilaire, Vice President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                         TITLE                                                     DATE
----------                         -----                                                     ----
Frederick H. Eppinger Jr.*         Chairman of the Board                                     April 1, 2005
-------------------------------

/s/ Warren E. Barnes               Vice President and Corporate Controller
-------------------------------
Warren E. Barnes

Bonnie K. Haase*                   Director and Vice President
-------------------------------

J. Kendall Huber*                  Director, Senior Vice President, General Counsel and
-------------------------------    Assistant Secretary

John P. Kavanaugh*                 Director, Vice President and Chief Investment Officer
-------------------------------

Mark C. McGivney*                  Vice President and Treasurer
-------------------------------

Edward J. Parry, III*              Director, Chief Financial Officer, Vice Chair and
-------------------------------    Assistant Treasurer

Michael A. Reardon*                Director, President and Chief Executive Officer
-------------------------------

Gregory D. Tranter*                Director, Vice President and Chief Information Officer
-------------------------------


*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated February 1, 2005 duly executed by such persons.

/s/ Sheila B. St. Hilaire
-------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(333-84879)

                             FORM N-6 EXHIBIT TABLE

Exhibit (I)(2)    Directors' Power of Attorney

Exhibit (K)       Opinion of Counsel

Exhibit (N)       Consent of Independent Registered Public Accounting Firm